NORWEST ADVANTAGE FUNDS-Registered Trademark-


SEMI-ANNUAL REPORT


NOVEMBER 30, 1997


           INCOME FUNDS

        STABLE INCOME FUND
INTERMEDIATE GOVERNMENT INCOME FUND
           INCOME FUND
      TOTAL RETURN BOND FUND

------------------------------------

      TAX-FREE INCOME FUNDS

      TAX-FREE INCOME FUND
     COLORADO TAX-FREE FUND
     MINNESOTA TAX-FREE FUND

------------------------------------

          EQUITY FUNDS

       INCOME EQUITY FUND
    VALUGROWTH-SM- STOCK FUND
    DIVERSIFIED EQUITY FUND
      GROWTH EQUITY FUND
    SMALL COMPANY STOCK FUND
  SMALL CAP OPPORTUNITIES FUND
      INTERNATIONAL FUND


[LOGO]

NOT FDIC INSURED

 TABLE OF CONTENTS                                             NOVEMBER 30, 1997

--------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----

A MESSAGE TO OUR SHAREHOLDERS.............................................    1
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA
       Stable Income Fund.................................................    2
       Intermediate Government Income Fund................................    3
       Income Fund........................................................    4
       Total Return Bond Fund.............................................    5
       Tax-Free Income Fund...............................................    6
       Colorado Tax-Free Fund.............................................    7
       Minnesota Tax-Free Fund............................................    8
       Income Equity Fund.................................................    9
       ValuGrowth-SM- Stock Fund..........................................   10
       Diversified Equity Fund............................................   11
       Growth Equity Fund.................................................   12
       Small Company Stock Fund...........................................   13
       Small Cap Opportunities Fund.......................................   14
       International Fund.................................................   15
FINANCIAL STATEMENTS OF NORWEST ADVANTAGE FUNDS
       Statements of Assets and Liabilities...............................   16
       Statements of Operations...........................................   18
       Statements of Changes in Net Assets................................   20
       Financial Highlights...............................................   22
       Notes to Financial Statements......................................   30
       Schedule of Investments............................................   38
              Stable Income Fund..........................................   38
              Intermediate Government Income Fund.........................   38
              Income Fund.................................................   39
              Total Return Bond Fund......................................   40
              Tax-Free Income Fund........................................   40
              Colorado Tax-Free Fund......................................   45
              Minnesota Tax-Free Fund.....................................   47
              Income Equity Fund..........................................   51
              ValuGrowth-SM- Stock Fund...................................   51
              Diversified Equity Fund.....................................   52
              Growth Equity Fund..........................................   53
              Small Company Stock Fund....................................   53
              Small Cap Opportunities Fund................................   53
              International Fund..........................................   53
       Notes to Schedules of Investments..................................   54

                                                                    [LOGO]

 TABLE OF CONTENTS (CONTINUED)                                 NOVEMBER 30, 1997

--------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----
FINANCIAL STATEMENTS OF CORE TRUST (DELAWARE)
       Statements of Assets and Liabilities...............................   58
       Statements of Operations...........................................   60
       Statements of Changes in Net Assets................................   62
       Financial Highlights...............................................   64
       Notes to Financial Statements......................................   65
       Schedule of Investments of Core Trust (Delaware)...................   69
              Stable Income Portfolio.....................................   69
              Total Return Bond Portfolio.................................   72
              Index Portfolio.............................................   73
              Income Equity Portfolio.....................................   81
              Large Company Growth Portfolio..............................   82
              Small Company Stock Portfolio...............................   83
              Small Company Growth Portfolio..............................   85
              Small Company Value Portfolio...............................   88
              International Portfolio.....................................   90
              Disciplined Growth Portfolio................................   93
              Small Cap Value Portfolio...................................   94
       Notes to Schedules of Investments..................................   96
FINANCIAL STATEMENTS OF SCHRODER CAPITAL FUNDS
       Statement of Assets and Liabilities................................   98
       Statement of Operations............................................   99
       Statement of Changes in Net Assets.................................  100
       Financial Highlights...............................................  101
       Notes to Financial Statements......................................  102
       Schedule of Investments of Schroder Capital Funds
              Schroder U.S. Smaller Companies Portfolio...................  104
              Schroder EM Core Portfolio..................................  105

                                                                    [LOGO]

 A MESSAGE TO OUR SHAREHOLDERS

--------------------------------------------------------------------------------

                                           January 21, 1998
Dear Shareholders,
    We are pleased to present the Semi-Annual Report for Norwest Advantage Funds. This report includes fourteen of the thirty-five Norwest Advantage Funds portfolios. The five Norwest Advantage Funds money market portfolios are reported separately.
    Norwest Advantage Funds experienced substantial asset growth during this period, with net assets increasing from one year ago by 23% to more than $18 billion as of November 30, 1997. This continues a long period of growth due, in part, to our funds' performance. We pledge to continue to provide the prudent management and results that earn your trust and support.
    The big news during this period was, of course, the financial turmoil that emerged from Asian markets. Eventually, the damage spread until markets around the globe experienced significant declines. Despite the downturn, both the U.S. economy and the financial markets remained on relatively solid footing. Inflation remained under control. Interest rates fell substantially. And the federal deficit continued to decline appreciably. We believe that these trends are likely to continue and, overall, may bode well for the U.S. financial markets.
    In the bond markets, a healthy rally occurred. The Federal Reserve took no action. Meanwhile, interest rates on the 30-year Treasury yield fell from almost seven percent to nearly six percent. As the impact of Asia hit America, a "decoupling" of the bond and stock markets began to occur as the bond rally continued while stocks corrected. We expect bond market conditions to remain favorable for some time.
    Despite the correction, the U.S. stock market produced solid returns, with the S&P 500 gaining 28.1% for the past year. Smaller stocks also performed well, yet continued to trail large stocks. A rally that began last spring ended abruptly in October, leaving the Russell 2000 with a one-year gain of 23.4%. Volatility increased greatly, due primarily to worries about Asia. We expect volatility with occasional corrections to continue, even while our long-term outlook for stocks remains positive.
    We recognize that such volatility amid increased uncertainty can be stressful for investors. That's why we offer a variety of mutual funds appropriate for your risk-tolerance and time-frames, along with personalized service to aid you in achieving your financial goals. If you have questions or need information, please call us at (800) 338-1348 or (612) 667-8833. We are grateful that you have chosen Norwest Advantage Funds, and look forward to continuing to earn your confidence.
                                  Sincerely,
                                          [SIGNATURE]
                                  John Y. Keffer
                                CHAIRMAN, NORWEST ADVANTAGE FUNDS

                                                                    [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED)  NOVEMBER 30, 1997

--------------------------------------------------------------------------------
 STABLE INCOME FUND                                MANAGED BY: KARL P. TOURVILLE

An interview with Karl P. Tourville
Portfolio Manager of Stable Income Fund

Q.  Karl, how has the Fund performed?

A. For the six months ended November 30, 1997, the Fund achieved a cumulative return of 3.39%, compared to a return of 3.41% for the Lipper Short Investment-Grade Debt Funds Average. Also, we are very proud of the fact that the Fund recently received an overall Morningstar(1) rating of 4 stars among 1,355 fixed income funds.

Q.  What benchmark do you manage the Fund against?

A. The Fund is managed against the Merrill Lynch One Year T-Bill Index, which we have outperformed on a consistent basis. Our approach avoids timing interest rate moves and focuses on outperforming the benchmark through the security selection process.

Q.  Can you tell me a little bit about your security selection process?

A. In choosing specific securities we have a bottom-up strategy which considers four factors. First, we analyze the relative cash flows and yield advantage of the security. Second, we value any options which may be embedded in the security. Additionally, we evaluate the credit or structural issues of the security. Finally, we look at esoteric factors like liquidity or anything else which may affect its marketability. From this process, we are able to estimate a security's true economic value which we then compare with the market price.

Q.  What is your outlook?

A. We believe inflation will remain low and that real GDP growth will slow somewhat from current levels to around 2.5%-3.0%. As a result, we believe interest rates have room to fall further from current levels. As rates fall, the configuration of the yield curve is expected to become steeper.

Q.  What are the Fund characteristics?

A. The Fund's credit quality is strong with a weighted average quality of AAA. At last quarter-end we had 78% of the portfolio in AAA bonds, 9% in AA bonds, and 13% in A-rated bonds. We had 11% of the portfolio in Treasuries, 7% in agencies, 48% in mortgage-backed securities, 19% asset-backed securities, 8% corporate, 2% taxable municipals and 5% cash. The average maturity of our portfolio was 2.99 years. Our modified duration was at .97 years. As of November 30, the make-up of the portfolio is largely unchanged. However, over the past year we have selectively added about 7% to asset-backed securities.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH NOVEMBER 30, 1997. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)MORNINGSTAR PROPRIETARY RATINGS REFLECT HISTORICAL, RISK-ADJUSTED PERFORMANCE AS OF 11/30/97. THESE RATINGS MAY CHANGE MONTHLY AND ARE CALCULATED FROM THE FUND'S 3 YEAR AVERAGE ANNUAL RETURN IN EXCESS OF 90-DAY TREASURY BILL RETURNS WITH APPROPRIATE FEE ADJUSTMENTS AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY TREASURY BILL RETURNS. THE FUND'S RATING FOR THE 3 YEAR PERIOD IS 4 STARS. TEN PERCENT OF THE FUNDS IN AN INVESTMENT CATEGORY RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE FUND'S ADVISOR HAS WAIVED A PORTION OF ITS FEES. IN THE ABSENCE OF THESE WAIVERS, TOTAL RETURN WOULD HAVE BEEN LOWER.

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
          STABLE INCOME FUND VS. ONE-YEAR U.S. TREASURY BILL ("INDEX")
--------------------------------------------------------------------------------

The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The Index excludes the effect of any fees or sales charges. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                                        AVERAGE ANNUAL TOTAL RETURN
                            ---------------------------------------------------
                             A SHARES     B SHARES     I SHARES        INDEX
                            -----------   ---------   -----------   -----------
ONE YEAR                          4.55%       4.56%          6.08%        5.81%
SINCE INCEPTION                   6.00%       5.11%          6.49%        6.20%
INCEPTION DATE                11/11/94*    5/17/96       11/11/94     10/31/94
VALUE NOVEMBER 30, 1997        $11,954     $10,874        $12,124      $12,039

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Fund      Index
11/09/94     $10,000    $10,000
11/95      10,800.00  10,761.82
11/96      11,429.66  11,378.64
11/97      12,124.23  12,039.49

 * 5/2/96 was the actual inception date of A Shares of the fund; however, performance information has been calculated using the inception date of the initial class of share.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF I SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE GREATER OR LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

                                                                    [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED)
(CONTINUED)  NOVEMBER 30, 1997

--------------------------------------------------------------------------------
 INTERMEDIATE GOVERNMENT INCOME FUND               MANAGED BY: MARJORIE H. GRACE

An interview with Marjorie H. Grace
Portfolio Manager of Intermediate Government Income Fund

Q.  Margie, how has the Fund performed?

A. For the six months ended November 30, 1997, the Fund achieved a cumulative return of 6.23%, compared to a return of 5.52% for the Lipper Intermediate Government Funds Average.

Q.  What contributed to the Fund's outperformance?

A. We were longer in duration than our peers and that helped us. Also, we were underweighted in mortgage-backed securities versus our competition.

Q.  How do you manage the Fund?

A. We manage the Fund conservatively, relying upon limited duration moves and changing the weighting of our mortgage-backed security allocation.

Q.  What is your outlook?

A. Although mortgages have done better recently, we plan to remain underweighted in that sector. We are bullish on the market and therefore we are bearish on owning mortgage-backed securities because of prepayment fears. However, if we find that rates don't continue to go down and prepayment fears are overstated then we may need to add more mortgages to help with the yield. We think that commodity prices are still headed down so we intend to remain longer in duration than our peers. We expect interest rates to come down and yield curves to flatten. We look for low inflation and believe that the bond market will do well.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH NOVEMBER 30, 1997. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.
THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
INTERMEDIATE GOVERNMENT INCOME FUND VS. LEHMAN BROTHERS INTERMEDIATE GOVERNMENT
  LEHMAN ("LEHMAN INDEX") AND LIPPER INTERMEDIATE GOVERNMENT AVERAGE ("LIPPER
                                   AVERAGE")
--------------------------------------------------------------------------------

The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The Index excludes the effect of any fees or sales charges. Lipper performance averages are calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                                      AVERAGE ANNUAL TOTAL RETURN
                         ------------------------------------------------------
                                                              LEHMAN    LIPPER
                         A SHARES    B SHARES    I SHARES*    INDEX     AVERAGE
                         ---------   ---------   ---------   --------   -------
ONE YEAR                     2.22%       3.74%       6.52%      8.39%      6.17%
FIVE YEAR                    4.65%       N.A.        5.50%      7.20%      6.08%
TEN YEAR                     6.78%       N.A.        7.21%      8.49%      7.90%
SINCE INCEPTION              N.A.        5.83%       N.A.       N.A.       N.A.
INCEPTION DATE               N.A.     5/17/96        N.A.       N.A.       N.A.
VALUE NOVEMBER 30, 1997   $20,088     $11,113     $20,087    $22,613    $21,218

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
             FUND      LEHMAN INDEX   LIPPER AVERAGE
11/30/87     $10,000         $10,000          $10,000
Nov-88        10,696          10,734           10,791
Nov-89        11,768          12,073           12,071
Nov-90        12,697          13,083           12,970
Nov-91        14,275          14,773           14,680
Nov-92        15,365          15,972           15,780
Nov-93        16,851          17,431           17,266
Nov-94        15,839          17,278           16,645
Nov-95        17,895          19,643           19,066
Nov-96        18,858          20,862           19,989
Nov-97        20,087          22,613           21,218

 * Prior to November 11, 1994, Norwest Investment Management managed a collective trust fund with investment objectives and policies substantially the same as those of the Fund. Performance information includes the performance of the predecessor collective trust fund for periods before it became a mutual fund on November 11, 1994. The collective trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the collective trust fund historical return may have been adversely affected. Index returns do not reflect expenses, which have been deducted from the Fund's return. Lipper Analytical Services, Inc. is a leading source for mutual fund data. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.
THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF I SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE GREATER OR LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

                                                                    [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED)
(CONTINUED)  NOVEMBER 30, 1997

--------------------------------------------------------------------------------
 INCOME FUND                                       MANAGED BY: MARJORIE H. GRACE

An interview with Marjorie H. Grace
Portfolio Manager of Income Fund

Q.  Margie, how has the Fund performed?

A. For the six months ended November 30, 1997, the Fund achieved a cumulative return of 7.79%, compared to a return of 6.58% for the Lipper Corporate Debt A Rated Funds Average.

Q.  What contributed to the Fund outperforming its Lipper peer group?

A. We did two things well that led to the outperformance of the fund. The first is that we were longer in duration than our peers. It was a contrarian position in that our competition was not as bullish as we were. Secondly, we had some good sector allocations in that we reduced our mortgage-backed exposure in the last few months. Thus, we were underweighted in mortgages as well as slightly underweighted in corporate when both of these areas underperformed the last couple of months. We capitalized on the market rally by being overweighted in Treasuries. Overall, we have done a good job of restructuring the Fund and now the performance is starting to show it.

Q.  What changes have you made to the Fund?

A. Recently, we have added some corporates and now believe that we are no longer underweighted as compared to our peers.

Q.  What is your outlook?

A. We think that commodity prices are still headed down so we intend to remain longer in duration than our peers, although most of them appear to be lengthening. We will remain underweighted in mortgages, but, as I mentioned, we are presently neutral in corporate as we have added some back. We expect interest rates to come down and yield curves to flatten. We look for low inflation and believe that the bond market will do well.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH NOVEMBER 30, 1997. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.
THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
INCOME FUND VS. LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE INDEX ("LEHMAN
      INDEX") AND LIPPER CORPORATE DEBT A-RATED AVERAGE ("LIPPER AVERAGE")
--------------------------------------------------------------------------------

The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The Index excludes the effect of any fees or sales charges. Lipper performance averages are calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                                        AVERAGE ANNUAL TOTAL RETURN
                            ----------------------------------------------------
                                                              LEHMAN     LIPPER
                            A SHARES   B SHARES   I SHARES    INDEX     AVERAGE
                            --------   --------   --------   --------   --------
ONE YEAR                       3.44%      4.95%      7.75%      6.32%       6.93%
FIVE YEAR                      5.13%      N.A.       5.97%      6.77%       7.48%
TEN YEAR                       7.72%      N.A.       8.06%      8.35%       9.03%
SINCE INCEPTION                N.A.       4.26%      N.A.       N.A.        N.A.
INCEPTION DATE                 N.A.     8/5/93       N.A.*      N.A.        N.A.
VALUE NOVEMBER 30, 1997     $21,926    $11,984    $21,905    $22,323    $ 23,120

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
             FUND      LEHMAN INDEX   LIPPER AVERAGE
11/30/87     $10,000         $10,000          $10,000
Nov-88        10,746          10,769           10,914
Nov-89        11,801          12,120           12,326
Nov-90        12,769          13,088           12,996
Nov-91        14,909          14,843           14,897
Nov-92        16,392          16,085           16,296
Nov-93        18,014          17,649           18,342
Nov-94        16,712          17,327           17,464
Nov-95        19,455          19,841           20,545
Nov-96        20,349          20,996           21,614
Nov-97        21,926          22,323           23,120

 * 8/2/93 was the actual inception date of I Shares of the Fund; however, performance information has been calculated using the inception date of the initial class of shares. Lipper Analytical Services, Inc. is a leading source for mutual fund data. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF A SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE GREATER OR LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

                                                                    [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED)
(CONTINUED)  NOVEMBER 30, 1997

--------------------------------------------------------------------------------
 TOTAL RETURN BOND FUND                              MANAGED BY: DAVID B. KINNEY

An interview with David B. Kinney
Portfolio Manager of Total Return Bond Fund

Q.  Dave, how has the Fund performed?

A. For the 6 months ended November 30, 1997, the Fund achieved a cumulative return of 5.67%, compared to a return of 6.99% for the Lipper Corporate Debt BBB Funds Average.

Q.  What led to the Fund's underperformance?

A. The Fund has been positioned with a shorter duration than its benchmark.With the strength of the economy, we anticipated that inflation and interest rates would pick up. In the first half of the year, this proved beneficial. We have also run the Fund with high quality securities. Both of these positions hurt the portfolio in the past six months as interest rates have come down and yield spreads have tightened.

Q.  Could you describe your security selection process?

A. We concentrate on historical yield spreads of quality securities.We do not manage the Fund by sector or actively trade securities.

Q.  What is your outlook for the bond market?

A. We have been anticipating an increase in interest rates. However, the problems in Asia have caused a recent flight to quality in the Treasury market and a decline in commodity prices. We therefore have not shortened the duration of the Fund.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH NOVEMBER 30, 1997. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
  TOTAL RETURN BOND FUND VS. LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE INDEX ("LEHMAN INDEX") AND LIPPER CORPORATE DEBT BBB-RATED AVERAGE ("LIPPER
                                   AVERAGE")
--------------------------------------------------------------------------------

The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The Index excludes the effect of any fees or sales charges. Lipper performance averages are calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                                        AVERAGE ANNUAL TOTAL RETURN
                         ---------------------------------------------------------
                                                              LEHMAN      LIPPER
                         A SHARES    B SHARES    I SHARES      INDEX      AVERAGE
                         ---------   ---------   ---------   ---------   ---------
ONE YEAR                     2.21%       3.65%       6.44%        6.32%       7.76%
SINCE INCEPTION              4.81%       4.97%       5.95%        6.05%       6.90%
INCEPTION DATE           12/31/93    12/31/93    12/31/93     12/31/93    12/31/93
VALUE NOVEMBER 30, 1997   $12,024     $12,194     $12,542      $12,591     $12,992

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
              FUND      LEHMAN INDEX   LIPPER AVERAGE
31-Dec-93     $10,000         $10,000          $10,000
Nov-94          9,871           9,773            9,455
Nov-95         11,195          11,191           11,305
Nov-96         11,783          11,842           12,050
Nov-97         12,542          12,591           12,992

Lipper Analytical Services, Inc. is a leading source for mutual fund data. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF I SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE GREATER OR LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

                                                                    [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED)
(CONTINUED)  NOVEMBER 30, 1997

--------------------------------------------------------------------------------
 TAX-FREE INCOME FUND                             MANAGED BY: WILLIAM T. JACKSON

An interview with William T. Jackson
Portfolio Manager of Tax-Free Income Fund

Q.  Bill, how has the Fund performed?

A. For the 6 months ended November 30, 1997, the Fund achieved a cumulative return of 5.86%, compared to a return of 5.44% for the Lipper General Municipal Debt Funds Average.

Q.  What led to the Fund's outperformance?

A. The outperformance is primarily attributable to the Fund having had a longer duration in the time period than most of the funds in its peer group. This leads to greater price appreciation in a positive market.

Q.  What other strategies have worked well?

A. The Fund has acquired a significant number of long-term non-callable bonds. Although non-callable bonds typically offer less yield than callable bonds, when interest rates fall, non-callable bonds offer significantly better price appreciation. Mortgage-backed callable bonds have also worked well in the Fund.

Q.  Will you describe your security selection process?

A. We manage the Fund with a long-term view with respect to how a bond will perform over significant market moves and position the Fund accordingly. We also hold high quality securities as we feel the current marketplace is not paying for credit risk.

Q.  What is your outlook for the bond market?

A. We have a positive outlook for the bond market and we feel that there is still room for interest rates to decline. We are positioned accordingly. However, first and foremost, we focus on trading and issue selection expertise to add value each day in order to deliver a superior return to shareholders. THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH NOVEMBER 30, 1997. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS.THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
   TAX-FREE INCOME FUND VS. LEHMAN BROTHERS 10-YEAR MUNICIPAL INDEX ("LEHMAN
      INDEX") AND LIPPER GENERAL MUNICIPAL DEBT AVERAGE ("LIPPER AVERAGE")
--------------------------------------------------------------------------------

The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The Index excludes the effect of any fees or sales charges. Lipper performance averages are calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                                      AVERAGE ANNUAL TOTAL RETURN
                         ------------------------------------------------------
                                                             LEHMAN     LIPPER
                         A SHARES    B SHARES   I SHARES     INDEX     AVERAGE
                         ---------   --------   ---------   --------   --------
ONE YEAR                    3.56%       5.07%      7.96%       7.05%       6.88%
FIVE YEAR                   6.02%       N.A.       6.90%       7.71%       6.74%
SINCE INCEPTION             6.42%       5.60%      6.96%       8.38%       7.27%
INCEPTION DATE            8/1/89      8/6/93     8/1/89*    7/31/89     7/31/89
VALUE NOVEMBER 30, 1997  $16,809     $12,662    $17,528     $19,561    $ 17,963

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
             FUND      LEHMAN INDEX   LIPPER AVERAGE
8/1/89        $9,600         $10,000          $10,000
Nov-90        10,374          11,150           10,789
Nov-91        11,220          12,269           11,869
Nov-92        12,051          13,491           13,063
Nov-93        13,048          15,066           14,558
Nov-94        12,425          14,391           13,536
Nov-95        14,657          17,060           16,020
Nov-96        15,584          18,273           16,807
Nov-97        16,809          19,561           17,963

 * 8/2/93 was the actual inception date of I Shares of the fund; however, performance information has been calculated using the inception date of the initial class of shares. Lipper Analytical Services, Inc. is a leading source for mutual fund data. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF A SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE GREATER OR LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

                                                                    [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED)
(CONTINUED)  NOVEMBER 30, 1997

--------------------------------------------------------------------------------
 COLORADO TAX-FREE FUND                           MANAGED BY: WILLIAM T. JACKSON

An interview with William T. Jackson
Portfolio Manager of Colorado Tax-Free Fund

Q.  Bill, how has the Fund performed?

A. For the 6 months ended November 30, 1997, the Fund achieved a cumulative return of 5.87%, compared to a return of 5.75% for the Lipper Colorado Municipal Debt Funds Average.

Q.  What led to the Fund's performance?

A. The Fund, like the other municipal debt funds we manage, had a long duration. However, the duration was probably not as long as some of the funds in the peer group.

Q.  What security selection strategies does the Fund employ?

A. Actually, one of the challenges in managing a single state fund is in finding enough issues to implement market strategies. We manage the Fund with a long-term view with respect to how a bond will perform over significant market moves and position the Fund accordingly. We also hold high quality securities as we feel the current marketplace is not paying for credit risk.

Q.  Any other portfolio management strategies?

A. When the market sells off, we intentionally look for opportunities to realize tax losses in each of the municipal debt funds we manage in an effort to minimize any taxable event for shareholders.

Q.  What is your outlook for the bond market?

A. We have a positive outlook for the bond market and we feel that there is still room for interest rates to decline. We are positioned accordingly. However, first and foremost, we focus on trading and issue selection expertise to add value each day in order to deliver a superior return to shareholders.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH NOVEMBER 30, 1997. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
  COLORADO TAX-FREE FUND VS. LEHMAN BROTHERS 10-YEAR MUNICIPAL INDEX ("LEHMAN
     INDEX") AND LIPPER COLORADO MUNICIPAL DEBT AVERAGE ("LIPPER AVERAGE")
--------------------------------------------------------------------------------

The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The Index excludes the effect of any fees or sales charges. Lipper performance averages are calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                                      AVERAGE ANNUAL TOTAL RETURN
                         -----------------------------------------------------
                                                             LEHMAN    LIPPER
                         A SHARES    B SHARES   I SHARES     INDEX     AVERAGE
                         ---------   --------   ---------   --------   -------
ONE YEAR                    3.87%       5.54%      8.35%       7.05%      7.19%
SINCE INCEPTION             5.61%       5.78%      6.59%       7.10%      6.05%
INCEPTION DATE            6/1/93      8/2/93     6/1/93*    5/31/93    5/31/93
VALUE NOVEMBER 30, 1997  $12,785     $12,756    $13,332     $13,623    $13,033

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
             FUND      LEHMAN INDEX   LIPPER AVERAGE
6/1/93        $9,600         $10,000           10,000
Nov-94        $9,433         $10,022            9,762
Nov-95       $11,119         $11,881           11,520
Nov-96       $11,812         $12,726           12,127
Nov-97       $12,785         $13,623           13,033

 * 8/23/93 was the actual inception date of I Shares of the Fund; however, performance information has been calculated using the inception date of the initial class of shares. Lipper Analytical Services, Inc. is a leading source for mutual fund data. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF A SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE GREATER OR LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

                                                                    [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED)
(CONTINUED)  NOVEMBER 30, 1997

--------------------------------------------------------------------------------
 MINNESOTA TAX-FREE FUND                        MANAGED BY: PATRICIA D. HOVANETZ

An interview with Patricia D. Hovanetz
Portfolio Manager of Minnesota Tax-Free Fund

Q.  Pat, how has the Fund performed?

A. For the 6 months ended November 30, 1997, the Fund achieved a cumulative return of 5.48%, compared to a return of 5.02% for the Lipper Minnesota Municipal Debt Funds Average.

Q.  What led to the Fund's outperformance versus its peer group?

A. The performance of the Fund is primarily attributable to several decisions I made in early 1997. We have been anticipating low inflation and moderate growth in the economy. We therefore look for securities with good convexity, in other words, securities with more upside than downside potential that are not hampered by call features. We also believe the Fund is slightly longer in duration than the peer group which, in the positive market we have experienced, has proven successful.

Q.  How has the supply in the Minnesota bond market been?

A. There has been a decline in issuances in the past year. Therefore, it has been difficult to add value by utilizing trading techniques. Instead, we have focused on building a structurally strong portfolio.

Q.  What is your outlook for the bond market?

A. I expect rates to further decline gradually. I anticipate low inflation and moderate growth. The only risk factor in inflation has been wage inflation. However, thus far it has not materialized. Our outlook and strategy have not changed and we continue to seek high current income that is exempt from federal and Minnesota state income taxes.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH NOVEMBER 30, 1997. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.
THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
  MINNESOTA TAX-FREE FUND VS. LEHMAN BROTHERS 10-YEAR MUNICIPAL INDEX ("LEHMAN
     INDEX") AND LIPPER MINNESOTA MUNICIPAL DEBT AVERAGE ("LIPPER AVERAGE")
--------------------------------------------------------------------------------

The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The Index excludes the effect of any fees or sales charges. Lipper performance averages are calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                                        AVERAGE ANNUAL TOTAL RETURN
                            ----------------------------------------------------
                                                              LEHMAN     LIPPER
                            A SHARES   B SHARES   I SHARES    INDEX     AVERAGE
                            --------   --------   --------   --------   --------
ONE YEAR                       2.66%      4.29%       6.98%      7.05%      6.32%
FIVE YEAR                      5.77%      N.A.        6.64%      7.71%      6.44%
SINCE INCEPTION                6.53%      5.20%       6.97%      8.61%      7.56%
INCEPTION DATE              1/12/88     8/6/93     1/12/88*  12/31/87   12/31/87
VALUE NOVEMBER 30, 1997     $18,700    $12,460     $19,479    $22,708    $20,558

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             FUND      LEHMAN INDEX   LIPPER AVERAGE
1/12/88       $9,600         $10,000           10,000
Nov-88         9,942          10,736           10,924
Nov-89        10,966          11,811           12,028
Nov-90        11,679          12,944           12,837
Nov-91        12,544          14,242           13,959
Nov-92        13,559          15,661           15,215
Nov-93        14,906          17,490           16,910
Nov-94        13,959          16,706           15,782
Nov-95        16,575          19,805           18,483
Nov-96        17,480          21,213           19,335
Nov-97        18,700          22,708           20,558

 * 8/2/93 was the actual inception date of I Shares of the Fund; however, performance information has been calculated using the inception date of the initial class of shares. Lipper Analytical Services, Inc. is a leading source for mutual fund data. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF A SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE GREATER OR LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

                                                                    [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED)
(CONTINUED)  NOVEMBER 30, 1997

--------------------------------------------------------------------------------
 INCOME EQUITY FUND                                 MANAGED BY: DAVID L. ROBERTS

An interview with David L. Roberts
Portfolio Manager of Income Equity Fund

Q.  Dave, how has the Fund performed?

A. For the 6 months ended November 30, 1997, the Fund achieved a cumulative return of 12.84%, compared to a return of 12.48% for the Lipper Equity Income Funds Average.

Q.  What led to the Fund's performance?

A. Or energy exposure contributed positively to the performance of the Fund over the period. We also have a low technology exposure. Right now, we are at a maximum underweight in technology because the group does not currently have the characteristics we look for.

Q.  Do you anticipate changing sector weightings going forward?

A. No, for the most part, our sector weightings have been successful and we expect more of the same going forward. We currently have an emphasis on capital goods and consumer cyclicals such as retail stocks.We also have an emphasis on utility securities as that group has been greatly undervalued. We have benefited from the recent rise of electrical utilities stock prices as the industry is currently undergoing deregulation.

Q. The turnover of the Fund is low, at approximately 10%. Is this a characteristic of equity income funds or is this your personal investment style?

A. It is attributable to our investment style. We look for companies that will deliver long-term positive returns. We also look for non-cyclical, stable names that can deliver consistent dividend growth.

Q.  What is your outlook for the market?

A. We are positive on the market and the Fund's current positioning. The Fund has performed well, particularly in a strong stock market. We do, however, have a defensive position with an emphasis on energy and capital goods. We especially like US companies with global exposure going forward.
THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH NOVEMBER 30, 1997. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
      INCOME EQUITY FUND VS. STANDARD & POOR'S 500 INDEX ("S&P INDEX") AND
                LIPPER EQUITY INCOME AVERAGE ("LIPPER AVERAGE")
--------------------------------------------------------------------------------

The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The Index excludes the effect of any fees or sales charges. Lipper performance averages are calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                                        AVERAGE ANNUAL TOTAL RETURN
                         ---------------------------------------------------------
                                                                          LIPPER
                         A SHARES*   B SHARES    I SHARES*   S&P INDEX    AVERAGE
                         ---------   ---------   ---------   ---------   ---------
ONE YEAR                    16.56%      19.39%      23.30%       24.22%      23.99%
FIVE YEAR                   17.52%       N.A.       18.85%       19.31%      16.84%
SINCE INCEPTION             16.33%      21.75%      17.09%       17.30%      14.55%
INCEPTION DATE            3/31/89      5/2/96     3/31/89      3/31/89     3/31/89
VALUE NOVEMBER 30, 1997  $ 37,147    $ 13,964    $ 39,310    $  39,930   $  32.504

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Fund    S&P Index   Lipper Average
3/31/89      $10,000      $10,000          $10,000
11/89         11,850       12,004           11,333
11/90         11,928       11,589           10,364
11/91         14,239       13,941           12,486
11/92         16,567       16,511           14,600
11/93         17,827       18,172           16,733
11/94         18,563       18,362           16,580
11/95         25,402       25,144           21,271
11/96         31,882       32,145           26,137
11/97         39,310       39,930           32,504

 * Prior to November 11, 1994, Norwest Investment Management managed a collective trust fund with investment objectives and policies substantially the same as those of the Fund. Performance information includes the performance of the predecessor collective trust fund for periods before it became a mutual fund on November 11, 1994. The collective trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the collective trust fund historical return may have been adversely affected. Index returns do not reflect expenses, which have been deducted from the Fund's return. Lipper Analytical Services, Inc. is a leading source for mutual fund data. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.
THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF I SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE GREATER OR LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

                                                                    [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED)
(CONTINUED)  NOVEMBER 30, 1997

--------------------------------------------------------------------------------
 VALUGROWTH-SM- STOCK FUND                             MANAGED BY: DAVID S. LUNT

An interview with David S. Lunt
One of the Portfolio Managers of ValuGrowth-SM- Stock Fund

Q.  Dave, how has the Fund performed?

A. For the 6 months ended November 30, 1997, the Fund achieved a cumulative return of 8.85%, compared to a return of 12.38% for the Lipper Growth Funds Average.

Q.  What led to the Fund's performance?

A. The underperformance of the Fund relative to its peer group in the past six months is attributable largely to the style of the Fund. The Fund's emphasis on growth and large capitalization companies caused the Fund to underperform in a period where value outperformed growth securities and small-to mid-cap securities outperformed large-cap securities. Additionally, the Fund held stock in several companies which announced disappointing earnings in the time period, resulting in a decline in their stock prices in a jittery market.

Q.  Could you describe your current sector weightings?

A. In the current market, we have taken a relatively defensive position. We expect earnings growth and the economy to slow. We are therefore interested in securities with which we have a high level of comfort. We anticipate interest rates will come down from current levels and that the financial sector will benefit from that. We would like to have more portfolio exposure in consumer staples but are currently having trouble finding value within the sector.

Q.  What is your outlook for the market?

A. The market has seen a great deal of volatility. Good opportunities disappear quickly. I expect more of the same going forward. I believe that earnings expectations are high. We are therefore taking some of the cyclicality out of the portfolio and anticipate that our style will do well in the volatile environment we foresee.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH NOVEMBER 30, 1997. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
  VALUGROWTH-SM- STOCK FUND VS. STANDARD & POOR'S 500 INDEX ("S&P INDEX") AND
                    LIPPER GROWTH AVERAGE ("LIPPER AVERAGE")
--------------------------------------------------------------------------------

The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The Index excludes the effect of any fees or sales charges. Lipper performance averages are calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                                      AVERAGE ANNUAL TOTAL RETURN
                         ------------------------------------------------------
                                                              S&P       LIPPER
                         A SHARES    B SHARES   I SHARES     INDEX     AVERAGE
                         ---------   --------   ---------   --------   --------
ONE YEAR                   13.01%      15.71%     19.54%       24.22%     22.00%
FIVE YEAR                  11.94%       N.A.      13.15%       19.31%     16.55%
SINCE INCEPTION            13.25%      14.17%     13.87%       17.56%     16.15%
INCEPTION DATE            1/8/88      8/5/93    1/8/88*     12/31/87   12/31/87
VALUE NOVEMBER 30, 1997  $34,279     $17,960    $36,188      $49,835    $44,034

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
             FUND      S&P INDEX   LIPPER AVERAGE
1/8/88        $9,450      $10,000          $10,000
Nov-88         9,622       11,456           11,181
Nov-89        12,317       14,982           14,473
Nov-90        11,958       14,463           13,539
Nov-91        15,048       17,399           17,243
Nov-92        18,429       20,607           20,421
Nov-93        18,887       22,680           22,425
Nov-94        18,819       22,916           22,477
Nov-95        23,487       31,381           29,633
Nov-96        28,660       40,118           36,131
Nov-97        34,279       49,835           44,034

* 8/2/93 was the actual inception date of I Shares of the Fund; however, performance information has been calculated using the inception date of the initial class of shares. Lipper Analytical Services, Inc. is a leading source for mutual fund data. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF A SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE GREATER OR LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

                                                                    [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (unaudited)
(continued)  NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 DIVERSIFIED EQUITY FUND
                    MANAGED BY: NORWEST INVESTMENT MANAGEMENT--MULTIPLE MANAGERS

DIVERSIFIED EQUITY FUND seeks long-term capital appreciation while moderating annual return volatility by diversifying its investments among five different equity investment styles.

The Fund follows a "multi-style" approach designed to minimize the volatility and risk of investing in equity securities. The Fund's portfolio combines five different equity investment styles: (i) an index style; (ii) an income equity style; (iii) a large company style; (iv) small company styles; and (v) an international style. In addition, the Fund allocates the assets dedicated to small company investments to four distinct small company investment styles.

For the six months ended November 30, 1997, the Fund returned 10.74%, compared to a return of 10.62% to its Benchmark, which represents the appropriate base allocation percentages applied to the Lipper Universe of the underlying component portfolios.

The stock market continued breaking record ground this past six months with the Standard & Poor's 500 Index returning 13.58% for the six months ending November 30, 1997. A healthy economy, low inflation, and optimism over corporate earnings prospects helped drive the S&P's returns. Small stocks provided equivalent returns over the period as reflected by the six month return of the Russell 2000 Index of 13.80%. However, international stocks did not fare well during this period.

THE COMPOSITION, INDUSTRIES AND HOLDINGS OF EACH STYLE ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
     DIVERSIFIED EQUITY FUND VS. STANDARD & POOR'S 500 INDEX ("S&P INDEX"), DIVERSIFIED EQUITY FUND WEIGHTED LIPPER PEER GROUP ("LIPPER DE AVERAGE") AND
               LIPPER GROWTH & INCOME AVERAGE ("LIPPER AVERAGE")
--------------------------------------------------------------------------------

The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The Index excludes the effect of any fees or sales charges. Lipper performance averages are calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                                                     AVERAGE ANNUAL TOTAL RETURN
                            ------------------------------------------------------------------------------
                                                                       S&P        LIPPER DE      LIPPER
                            A SHARES*     B SHARES    I SHARES*       INDEX        AVERAGE       AVERAGE
                            ----------   ----------   ----------   -----------   -----------   -----------
ONE YEAR                        15.89%       18.72%       22.61%         24.22%       21.35%         23.50%
FIVE YEAR                       16.20%        N.A.        17.52%         19.31%       18.85%         17.43%
SINCE INCEPTION                 16.31%       20.66%       17.05%         17.68%       16.25%         15.74%
INCEPTION DATE                 1/1/89       5/6/96       1/1/89       12/31/88     12/31/88       12/31/88
VALUE NOVEMBER 30, 1997     $  38,515    $  13,732    $  40,747        $42,755      $38,326        $36,843

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Fund    S&P 500 Index   Lipper DE Average   Lipper Average
12/31/88     $10,000          $10,000             $10,000          $10,000
Nov-89        12,622           12,854              12,303           12,210
Nov-90        12,337           12,408              11,470           11,494
Nov-91        15,762           14,927              14,005           13,902
Nov-92        18,171           17,679              16,150           16,401
Nov-93        19,989           19,457              19,888           18,237
Nov-94        20,571           19,661              20,198           18,308
Nov-95        27,067           26,922              25,817           23,913
Nov-96        33,233           34,418              31,580           29,759
Nov-97        40,747           42,755              38,326           36,843

* Prior to November 11, 1994, Norwest Investment Management managed a collective trust fund with investment objectives and policies substantially the same as those of the Fund. Performance information includes the performance of the predecessor collective trust fund for periods before it became a mutual fund on November 11, 1994. The collective trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the collective trust fund historical return may have been adversely affected. Index returns do not reflect expenses, which have been deducted from the Fund's return. Lipper Analytical Services, Inc. is a leading source for mutual fund data. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF I SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE GREATER OR LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

                                                                    [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (unaudited)
(continued)  NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 GROWTH EQUITY FUND MANAGED BY: NORWEST INVESTMENT MANAGEMENT--MULTIPLE MANAGERS

GROWTH EQUITY FUND seeks a high level of long-term capital appreciation while moderating annual return volatility by diversifying its investments among three different equity investment styles.

The Fund follows a "multi-style" approach designed to reduce the volatility and risk of investing in equity securities. The Fund's portfolio combines three different equity investment styles: (i) a large company growth style; (ii) small company styles; and (iii) an international style. In addition, the Fund allocates the assets dedicated to small company investments to four distinct small company investment styles.

For the six months ended November 30, 1997, the Fund returned 8.96%, compared to a return of 8.71% to its Benchmark, which represents the appropriate base allocation percentages applied to the Lipper Universe of the underlying component portfolios.

The stock market forged into record territory this past year with the Standard & Poor's 500 Index returning 13.58% for the six months ending November 30, 1997. A healthy economy, low inflation, and optimism over corporate earnings prospects helped drive the S&P's returns. Small stocks provided equivalent returns over the period as reflected by the six month return of the Russell 2000 Index of 13.80%. However, international stocks did not fare well during this period.

THE COMPOSITION, INDUSTRIES AND HOLDINGS OF EACH STYLE ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
        GROWTH EQUITY FUND VS. STANDARD & POOR'S 500 INDEX ("S&P INDEX")
    GROWTH EQUITY FUND WEIGHTED LIPPER PEER GROUP ("LIPPER GE AVERAGE") AND
                    LIPPER GROWTH AVERAGE ("LIPPER AVERAGE")
--------------------------------------------------------------------------------

The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The Index excludes the effect of any fees or sales charges. Lipper performance averages are calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                                                 AVERAGE ANNUAL TOTAL RETURN
                            ---------------------------------------------------------------------
                                                                            LIPPER GE    LIPPER
                            A SHARES*   B SHARES    I SHARES*   S&P INDEX    AVERAGE     AVERAGE
                            ---------   ---------   ---------   ---------   ---------   ---------
ONE YEAR                       12.71%      15.36%      19.25%       24.22%     16.67%       22.00%
FIVE YEAR                      15.09%       N.A.       16.41%       19.31%     15.80%       16.55%
SINCE INCEPTION                15.62%      14.50%      16.38%       16.79%     13.60%       15.30%
INCEPTION DATE                5/1/89      5/6/96      5/1/89      4/30/89    4/30/89      4/30/89
VALUE NOVEMBER 30, 1997     $ 34,800    $ 12,685    $ 36,826    $  37,962   $ 29,913    $  33,990

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Fund    S&P Index   Lipper GE Average              Lipper Average
4/30/89      $10,000      $10,000             $10,000                     $10,000
11/89         11,246       11,413              10,947                      11,172
11/90         10,868       11,017              10,001                      10,451
11/91         15,024       13,253              12,637                      13,310
11/92         17,224       15,697              14,372                      15,763
11/93         19,900       17,276              16,805                      17,310
11/94         20,481       17,456              17,378                      17,350
11/95         26,064       23,904              21,477                      22,874
11/96         30,881       30,560              25,637                      27,890
11/97         36,826       37,962              29,913                      33,990

* Prior to November 11, 1994, Norwest Investment Management managed a collective trust fund with investment objectives and policies substantially the same as those of the Fund. Performance information includes the performance of the predecessor collective trust fund for periods before it became a mutual fund on November 11, 1994. The collective trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the collective trust fund historical return may have been adversely affected. Index returns do not reflect expenses, which have been deducted from the Fund's return. Lipper Analytical Services, Inc. is a leading source for mutual fund data. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF I SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE GREATER OR LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

                                                                    [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED)
(CONTINUED)  NOVEMBER 30, 1997

--------------------------------------------------------------------------------
 SMALL COMPANY STOCK FUND                                MANAGED BY: KIRK MCCOWN

An interview with Kirk McCown
Portfolio Manager of Small Company Stock Fund

Q.  Kirk, how has the Fund performed?

A. For the six months ended November 30, 1997, the Fund achieved a cumulative return of 6.36%, compared to a return of 12.67% for the Lipper Small Cap Funds Average.

Q.  What contributed to the Fund's performance?

A. The Fund performed fairly well in the summer but suffered in October and November. The smaller the stock category, the worse it performed during this time period. Being the smallest of the small cap managers in terms of companies we work on contributed to the performance.

Q.  What performed well over the summer?

A.  Technology in particular, as well as finance and energy.

Q.  Can you describe your style of stock selection?

A. We search for growth at a reasonable price. We compare the companies we are interested in by peer groups. Often, we don't look for companies that have the highest growth rates as they are generally too expensive. We also don't want the stocks with the lowest value of the peer group, they usually deserve to have the lowest value because their growth rate isn't there. We are trying to find companies that we believe are undervalued based on their historical and future growth rate and who are unrecognized by others. In addition, we have started to use a system where we set the maximum and minimum percentage of stocks we will own in a sector for each S&P 600 Small Cap Index sector. By eliminating overweight and underweight positions by sector, we believe volatility and turnover will be reduced. It will also allow us to focus on what we do best, which is to pick stocks versus the index.

Q.  What is your outlook?

A. Our outlook is very positive on the small cap world, as positive as we have been in some number of years. Valuations are historically compelling relative to large caps. The earnings growth rate looks to be exceptional for small caps. We are fully invested looking forward to a very good 1998. We are finding lots of bargains at reasonable prices. However, until the fear of financial instability in Asia recedes, we think small caps will be hard pressed to outperform as money will flow to more liquid investments.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH NOVEMBER 30, 1997. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
     SMALL COMPANY STOCK FUND VS. RUSSELL 2000 INDEX ("RUSSELL INDEX") AND
                  LIPPER SMALL CAP AVERAGE ("LIPPER AVERAGE")
--------------------------------------------------------------------------------

The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The Index excludes the effect of any fees or sales charges. Lipper performance averages are calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                                                AVERAGE ANNUAL TOTAL RETURN
                            -------------------------------------------------------------------
                                                                        RUSSELL       LIPPER
                             A SHARES      B SHARES      I SHARES        INDEX        AVERAGE
                            -----------   -----------   -----------   -----------   -----------
ONE YEAR                          7.47%         9.88%         13.71%        23.16%        21.00%
SINCE INCEPTION                  13.00%        13.41%         14.52%        14.99%        17.51%
INCEPTION DATE                12/31/93      12/31/93       12/31/93      12/31/93      12/31/93
VALUE NOVEMBER 30, 1997        $16,145       $16,580        $17,015       $17,293       $18,826

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
             FUND     RUSSELL INDEX  LIPPER AVERAGE
12/31/93      $9,450        $10,000          $10,000
Nov-94         9,333          9,447            9,727
Nov-95        11,627         12,051           12,882
Nov-96        14,197         14,041           15,484
Nov-97        16,145         17,293           18,826

Lipper Analytical Services, Inc. is a leading source for mutual fund data. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF A SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE GREATER OR LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRINCIPALLY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

                                                                    [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED)
(CONTINUED)  NOVEMBER 30, 1997

--------------------------------------------------------------------------------
 SMALL CAP OPPORTUNITIES FUND                          MANAGED BY: FARIBA TALEBI

An interview with Fariba Talebi
Portfolio Manager of Small Cap Opportunities Fund

Q.  Fariba, how has the Fund performed?

A. For the 6 months ended November 30, 1997, the Fund achieved a cumulative return of 14.67%, compared to a return of 15.55% for the Lipper Small Cap Funds Average.

Q.  What contributed to the Fund's performance?

A. During the summer months, the technology sector was one of the best performing sectors. We were not as heavily weighted as some of our peers in technology which hurt our relative performance somewhat during this particular time period. We have not found a great deal of value in the fundamentals of individual names within the technology sector and indeed, recently, the problems in Asia have had a negative impact on the technology sector. The sectors that have worked well have been our exposure to energy, financials and individual healthcare securities. Our underweighting in utilities and consumer staples has hurt the Fund on a relative basis as well.

Q.  Could you describe your security selection process?

A. We are very much bottom-up stock pickers. We strive to select quality securities with high earnings visibility. We search for profitable companies with dominant market positions and a well-defined growth strategy. In our valuation analysis, we look for companies with an earnings multiple that is at a discount to its earnings growth rate.

Q. The small capitalization universe staged a brief rebound before it pulled back again in recent months. What do you see for the future of small cap securities?

A. We have seen underperformance of the small cap sector since the problems in Asia increased market volatility. As the small cap securities are often less liquid, this is not unusual in such circumstances. Fundamentals in the small cap universe however, have improved over the past several months. Smaller company earnings look better than larger company earnings. We think that going forward, we have a positive environment for small capitalization investors. We will remain focused on our research-intensive individual stock selection, concentrating on underfollowed and misunderstood companies that can offer superior earnings growth.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH NOVEMBER 30, 1997. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
   SMALL CAP OPPORTUNITIES FUND VS. RUSSELL 2000 INDEX ("RUSSELL INDEX") AND
                  LIPPER SMALL CAP AVERAGE ("LIPPER AVERAGE")
--------------------------------------------------------------------------------

The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The Index excludes the effect of any fees or sales charges. Lipper performance averages are calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                                           AVERAGE ANNUAL TOTAL RETURN
                            ---------------------------------------------------------
                                                                 RUSSELL     LIPPER
                            A SHARES    B SHARES    I SHARES      INDEX      AVERAGE
                            ---------   ---------   ---------   ---------   ---------
ONE YEAR                       20.82%      23.91%      27.84%       23.16%      21.00%
SINCE INCEPTION                24.11%      24.92%      25.75%       15.82%      18.44%
INCEPTION DATE                8/1/93     11/8/96      8/1/93      7/31/93     7/31/93
VALUE NOVEMBER 30, 1997     $ 25,518    $ 12,968    $ 27,015    $  18,912   $  20,842

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
             FUND     RUSSELL INDEX  LIPPER AVERAGE
8/1/93       $10,000        $10,000          $10,000
Nov-94        11,384         10,332           10,769
Nov-95        16,671         13,179           14,261
Nov-96        21,133         15,356           17,142
Nov-97        27,015         18,912           20,842

Lipper Analytical Services, Inc. is a leading source for mutual fund data. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.

THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF I SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE GREATER OR LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRINCIPALLY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

                                                                    [LOGO]

 INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (UNAUDITED)
(CONTINUED)  NOVEMBER 30, 1997

--------------------------------------------------------------------------------
 INTERNATIONAL FUND                               MANAGED BY: MICHAEL PERELSTEIN

An interview with Michael Perelstein
Portfolio Manager of International Fund

Q.  Michael, how has the Fund performed?

A. For the 6 months ended November 30, 1997, the Fund's cumulative return was (5.77%), compared to a return of (2.92%) for the Lipper International Funds Average.

Q.  What led to the Fund's underperformance?

A. The Fund performed quite well in May, June and July due to its Japanese exposure. In mid-July and into August, the Asian problems began. At that time, we did not view the events as a temporary market correction, but as an indication of severe economic dislocation in a number of the countries. We reduced our holdings in Malaysia, Hong Kong, the Philippines and Indonesia, which has paid off. We were overexposed to the region going into the situation but moved quickly and by October had positioned the Fund more defensively.

Q.  What do your country weightings look like?

A. Our largest exposure is in Continental Europe, where we anticipate the best earnings momentum. Although valuations are somewhat extended, they are not as extended as other markets. More importantly, they are in what traditionally has been the best part of the cycle, an environment where they have just moved from recovery to expansion and earnings still look pretty good going forward. Also, arguably, Continental Europe is less exposed to Asian difficulties than many other markets. We have been extremely selective in Asia, with a low position in Japan. We have no exposure in Hong Kong as we feel that there is more currency turbulence ahead there. We do not, however, take large regional positions and are very much bottom-up stock pickers.

Q.  What is your outlook for the market?

A. We believe that the markets will remain stormy for the next three to six months. We have a 13% cash position which is extremely conservative for this Fund. This is a highly unusual time in the international marketplace. We are proceeding with a high level of caution and are seeking high quality companies about whose earning prospects we are very confident.

THE OPINIONS EXPRESSED IN THIS INTERVIEW REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH NOVEMBER 30, 1997. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON THE MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

THE PERFORMANCE REPRESENTS INFORMATION OF I SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              INTERNATIONAL FUND VS. MSCI EAFE INDEX ("INDEX") AND
                LIPPER INTERNATIONAL AVERAGE ("LIPPER AVERAGE")
--------------------------------------------------------------------------------

The following chart reflects the value of a $10,000 investment in the Fund, including reinvested dividends and distributions, over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The Index excludes the effect of any fees or sales charges. Lipper performance averages are calculated by taking an arithmetic average of the returns of the funds in the group. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                                           AVERAGE ANNUAL TOTAL RETURN
                            ---------------------------------------------------------
                                                                             LIPPER
                            A SHARES*   B SHARES    I SHARES*     INDEX      AVERAGE
                            ---------   ---------   ---------   ---------   ---------
ONE YEAR                       (3.40)%     (1.61)%      2.13%       (0.40)%      4.88%
FIVE YEAR                      11.85%       N.A.       13.12%       11.26%      12.32%
TEN YEAR                        9.12%       N.A.        9.73%        6.44%       9.64%
SINCE INCEPTION                 N.A.        6.17%       N.A.         6.43%       N.A.
INCEPTION DATE                  N.A.     5/12/95        N.A.         N.A.        N.A.
VALUE NOVEMBER 30, 1997     $ 25,340    $ 11,955    $ 25,337      $18,667   $  24,958

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
             FUND       INDEX    LIPPER AVERAGE
11/30/87     $10,000    $10,000          $10,000
Nov-88        12,644     13,133           12,259
Nov-89        14,876     14,078           14,223
Nov-90        13,738     10,996           13,379
Nov-91        13,800     11,913           14,423
Nov-92        13,667     10,947           14,294
Nov-93        17,908     13,607           17,961
Nov-94        20,399     15,622           19,666
Nov-95        21,896     16,805           20,716
Nov-96        24,808     18,741           23,815
Nov-97        25,337     18,667           24,958

* Performance information includes the performance of the Fund's predecessor collective trust fund for periods before the Fund's registration statement became effective on November 11, 1994. Performance reflects the historic performance of the mutual fund in which the collective trust invested, which is managed by Schroder Capital Management International Inc. Performance has been adjusted to reflect the fees and expenses of the fund, which are higher than the fees and expenses of the predecessor collective trust fund during those periods. The collective trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act") or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective trust fund had been registered under the 1940 Act, the collective trust fund historical return may have been adversely affected. Index returns do not reflect expenses, which have been deducted from the Fund's return. Lipper Analytical Services, Inc. is a leading source for mutual fund data. Although gathered from reliable sources, data accuracy and completeness cannot be guaranteed.
THE ABOVE GRAPH REPRESENTS PERFORMANCE INFORMATION OF I SHARES (THE SOLE CLASS OF SHARES PRIOR TO THE INCEPTION OF OTHER CLASSES). PERFORMANCE OF THE OTHER CLASSES WILL BE GREATER OR LESS THAN THE PERFORMANCE SHOWN BASED ON DIFFERENCES IN SALES CHARGES AND EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
INVESTING IN FOREIGN SECURITIES INVOLVES GREATER RISKS THAN INVESTING IN SECURITIES OF U.S. ISSUERS, INCLUDING CURRENCY FLUCTUATION AND POLITICAL UNCERTAINTY.
TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

                                                                    [LOGO]

 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

--------------------------------------------------------------------------------

                                                  INTERMEDIATE
                                    STABLE         GOVERNMENT                       TOTAL RETURN       TAX-FREE        COLORADO
                                    INCOME           INCOME           INCOME            BOND            INCOME         TAX-FREE
                                     FUND             FUND             FUND             FUND             FUND            FUND
                                 -------------    -------------    -------------    -------------    -------------   ------------
ASSETS:
 Investments (Note 2)
  Investments at cost.........   $ 134,503,391    $381,688,193     $ 270,609,076    $138,348,209     $ 301,858,468   $ 59,104,386
  Net unrealized appreciation
      (depreciation)..........         361,809       6,333,684         7,126,206       1,296,556        13,792,669      3,406,266
                                 -------------    -------------    -------------    -------------    -------------   ------------
 TOTAL INVESTMENTS AT VALUE...     134,865,200     388,021,877       277,735,282     139,644,765       315,651,137     62,510,652
 Collateral for securities
     loaned (Notes 2 & 5).....               -     112,740,540        72,934,613               -                 -              -
 Interest, dividends and other
     receivables..............               -       5,185,072         3,472,924               -         5,677,151      1,265,516
 Receivable for securities
     sold.....................               -               -                 -               -         1,841,380        330,561
 Receivable for Fund shares
     issued...................          33,527         107,041           152,848          44,350           415,527        238,333
 Receivable from other related
     parties..................               -               -                 -               -                 -              -
 Organization Costs, net of
     amortization (Note 2)....          23,277          23,277                 -           7,084                 -              -
                                 -------------    -------------    -------------    -------------    -------------   ------------
TOTAL ASSETS..................     134,922,004     506,077,807       354,295,667     139,696,199       323,585,195     64,345,062
                                 -------------    -------------    -------------    -------------    -------------   ------------
LIABILITIES:
 Payable for securities
     purchased................               -               -         2,299,741               -        12,094,789              -
 Payable for securities loaned
     (Notes 2 & 5)............               -     112,740,540        72,934,613               -                 -              -
 Payable for Fund shares
     redeemed.................         306,067         258,138           127,779          35,078            47,222        201,656
 Payable to Norwest and
     affiliates (Note 3)......           4,158         187,464           147,552          28,416           114,408         19,826
 Payable to other related
     parties (Note 3).........               -          18,076             8,599          10,070            14,951          4,283
 Accrued expenses and other
     liabilities..............           3,564          26,631            11,089          11,803            23,026         14,651
 Dividends payable............           1,354          16,607         1,266,570         564,736         1,018,566        127,234
                                 -------------    -------------    -------------    -------------    -------------   ------------
TOTAL LIABILITIES.............         315,143     113,247,456        76,795,943         650,103        13,312,962        367,650
                                 -------------    -------------    -------------    -------------    -------------   ------------
NET ASSETS....................   $ 134,606,861    $392,830,351     $ 277,499,724    $139,046,096     $ 310,272,233   $ 63,977,412
                                 -------------    -------------    -------------    -------------    -------------   ------------
                                 -------------    -------------    -------------    -------------    -------------   ------------
COMPONENTS OF NET ASSETS:
 Paid in capital..............   $ 141,377,917    $412,461,571     $ 286,800,505    $137,226,421     $ 301,563,440   $ 61,129,325
 Undistributed (distributions
     in excess) net investment
     income (loss)............         128,698         393,727            17,328               -          (509,879)             -
 Accumulated net realized gain
     (loss) from investments
     sold.....................      (7,261,563)    (26,358,631)      (16,444,315)        523,119        (4,573,997)      (558,179)
 Net unrealized appreciation
     (depreciation) from
     investments..............         361,809       6,333,684         7,126,206       1,296,556        13,792,669      3,406,266
                                 -------------    -------------    -------------    -------------    -------------   ------------
NET ASSETS....................   $ 134,606,861    $392,830,351     $ 277,499,724    $139,046,096     $ 310,272,233   $ 63,977,412
                                 -------------    -------------    -------------    -------------    -------------   ------------
                                 -------------    -------------    -------------    -------------    -------------   ------------
NET ASSETS BY SHARE CLASS
 A Shares.....................   $   9,565,039    $ 12,337,416     $   5,458,380    $  3,013,588     $  30,955,989   $ 29,862,281
 B Shares.....................       1,531,037       8,613,568         3,971,678       2,494,345         9,242,784      7,537,811
 I Shares.....................     123,510,785     371,879,367       268,069,666     133,538,163       270,073,460     26,577,320
                                 -------------    -------------    -------------    -------------    -------------   ------------
NET ASSETS....................   $ 134,606,861    $392,830,351     $ 277,499,724    $139,046,096     $ 310,272,233   $ 63,977,412
                                 -------------    -------------    -------------    -------------    -------------   ------------
                                 -------------    -------------    -------------    -------------    -------------   ------------
SHARES OF BENEFICIAL INTEREST
 A Shares.....................         929,088       1,105,946           563,394         312,848         2,985,335      2,831,956
 B Shares.....................         148,800         772,661           410,575         258,509           891,205        713,990
 I Shares.....................      12,000,505      33,323,151        27,694,960      13,845,893        26,029,931      2,519,990
NET ASSET VALUE PER SHARE(A)
 A Shares.....................   $       10.30    $      11.16     $        9.69    $       9.63     $       10.37   $      10.54
 B Shares.....................   $       10.29    $      11.15     $        9.67    $       9.65     $       10.37   $      10.56
 I Shares.....................   $       10.29    $      11.16     $        9.68    $       9.64     $       10.38   $      10.55

(a) Net Assets by Share Class divided by Shares of Beneficial Interest

See Notes to Financial Statements.

                                                                    [LOGO]

                                                               NOVEMBER 30, 1997

--------------------------------------------------------------------------------

                                                                                                              SMALL
                                 MINNESOTA        INCOME      VALUGROWTH-SM-  DIVERSIFIED       GROWTH       COMPANY
                                  TAX-FREE        EQUITY          STOCK          EQUITY         EQUITY        STOCK
                                    FUND           FUND           FUND            FUND           FUND          FUND
                                ------------  --------------  -------------  --------------  ------------  ------------
ASSETS:
 Investments (Note 2)
  Investments at cost.........  $ 55,519,591  $  741,344,105  $484,164,733   $  999,291,380  $764,347,239  $216,195,430
  Net unrealized appreciation
      (depreciation)..........     2,482,210     381,435,458   163,110,886      453,412,584   217,405,372     7,440,349
                                ------------  --------------  -------------  --------------  ------------  ------------
 TOTAL INVESTMENTS AT VALUE...    58,001,801   1,122,779,563   647,275,619    1,452,703,964   981,752,611   223,635,779
 Collateral for securities
     loaned (Notes 2 & 5).....             -               -   109,227,837                -             -             -
 Interest, dividends and other
     receivables..............       824,100               -       911,811                -             -             -
 Receivable for securities
     sold.....................             -               -     2,174,286                -             -             -
 Receivable for Fund shares
     issued...................       131,798         599,188        80,317        1,117,390     1,884,976        21,222
 Receivable from other related
     parties..................             -               -             -                -             -             -
 Organization Costs, net of
     amortization (Note 2)....             -          23,277             -           23,277        23,277         7,084
                                ------------  --------------  -------------  --------------  ------------  ------------
TOTAL ASSETS..................    58,957,699   1,123,402,028   759,669,870    1,453,844,631   983,660,864   223,664,085
                                ------------  --------------  -------------  --------------  ------------  ------------
LIABILITIES:
 Payable for securities
     purchased................             -               -     3,754,106                -             -             -
 Payable for securities loaned
     (Notes 2 & 5)............             -               -   109,227,837                -             -             -
 Payable for Fund shares
     redeemed.................         4,957         329,674       180,354          856,493       291,916       162,040
 Payable to Norwest and
     affiliates (Note 3)......        16,573         217,631       450,760          466,928       356,617        32,121
 Payable to other related
     parties (Note 3).........         3,949          69,324        53,185          103,213        49,974         2,242
 Accrued expenses and other
     liabilities..............        20,093          81,025        49,624           64,104        14,211        11,352
 Dividends payable............        77,515          10,976        95,047            1,575             -         2,117
                                ------------  --------------  -------------  --------------  ------------  ------------
TOTAL LIABILITIES.............       123,087         708,630   113,810,913        1,492,313       712,718       209,872
                                ------------  --------------  -------------  --------------  ------------  ------------
NET ASSETS....................  $ 58,834,612  $1,122,693,398  $645,858,957   $1,452,352,318  $982,948,146  $223,454,213
                                ------------  --------------  -------------  --------------  ------------  ------------
                                ------------  --------------  -------------  --------------  ------------  ------------
COMPONENTS OF NET ASSETS:
 Paid in capital..............  $ 56,753,356  $  728,898,740  $435,410,460   $  902,818,855  $662,545,989  $184,237,083
 Undistributed (distributions
     in excess) net investment
     income (loss)............       (41,762)      3,829,698     1,087,198       11,194,257       333,611      (588,750)
 Accumulated net realized gain
     (loss) from investments
     sold.....................      (359,192)      8,529,502    46,250,413       84,926,622   102,663,174    32,365,531
 Net unrealized appreciation
     (depreciation) from
     investments..............     2,482,210     381,435,458   163,110,886      453,412,584   217,405,372     7,440,349
                                ------------  --------------  -------------  --------------  ------------  ------------
NET ASSETS....................  $ 58,834,612  $1,122,693,398  $645,858,957   $1,452,352,318  $982,948,146  $223,454,213
                                ------------  --------------  -------------  --------------  ------------  ------------
                                ------------  --------------  -------------  --------------  ------------  ------------
NET ASSETS BY SHARE CLASS
 A Shares.....................  $ 29,488,405  $   55,262,957  $ 21,767,827   $   38,558,950  $ 18,491,654  $  8,551,362
 B Shares.....................    12,876,802      45,440,393     7,456,686       54,110,985    11,798,038     5,679,041
 I Shares.....................    16,469,405   1,021,990,048   616,634,444    1,359,682,383   952,658,454   209,223,810
                                ------------  --------------  -------------  --------------  ------------  ------------
NET ASSETS....................  $ 58,834,612  $1,122,693,398  $645,858,957   $1,452,352,318  $982,948,146  $223,454,213
                                ------------  --------------  -------------  --------------  ------------  ------------
                                ------------  --------------  -------------  --------------  ------------  ------------
SHARES OF BENEFICIAL INTEREST
 A Shares.....................     2,709,761       1,506,928       870,161          953,804       522,349       598,795
 B Shares.....................     1,183,528       1,242,716       305,273        1,350,905       336,719       408,860
 I Shares.....................     1,513,343      27,870,834    24,680,817       33,635,596    26,912,606    14,724,706
NET ASSET VALUE PER SHARE(A)
 A Shares.....................  $      10.88  $        36.67  $      25.02   $        40.43  $      35.40  $      14.28
 B Shares.....................  $      10.88  $        36.57  $      24.43   $        40.06  $      35.04  $      13.89
 I Shares.....................  $      10.88  $        36.67  $      24.98   $        40.42  $      35.40  $      14.21

                                    SMALL
                                     CAP
                                OPPORTUNITIES  INTERNATIONAL
                                    FUND           FUND
                                -------------  -------------
ASSETS:
 Investments (Note 2)
  Investments at cost.........  $164,445,598   $222,300,067
  Net unrealized appreciation
      (depreciation)..........    15,664,840     16,070,486
                                -------------  -------------
 TOTAL INVESTMENTS AT VALUE...   180,110,438    238,370,553
 Collateral for securities
     loaned (Notes 2 & 5).....             -              -
 Interest, dividends and other
     receivables..............         3,976          3,605
 Receivable for securities
     sold.....................             -              -
 Receivable for Fund shares
     issued...................       217,145         21,089
 Receivable from other related
     parties..................        13,595              -
 Organization Costs, net of
     amortization (Note 2)....             -         23,277
                                -------------  -------------
TOTAL ASSETS..................   180,345,154    238,418,524
                                -------------  -------------
LIABILITIES:
 Payable for securities
     purchased................             -              -
 Payable for securities loaned
     (Notes 2 & 5)............             -              -
 Payable for Fund shares
     redeemed.................        22,265         92,501
 Payable to Norwest and
     affiliates (Note 3)......        49,487        348,893
 Payable to other related
     parties (Note 3).........             -         18,022
 Accrued expenses and other
     liabilities..............             -          4,984
 Dividends payable............             -              -
                                -------------  -------------
TOTAL LIABILITIES.............        71,752        464,400
                                -------------  -------------
NET ASSETS....................  $180,273,402   $237,954,124
                                -------------  -------------
                                -------------  -------------
COMPONENTS OF NET ASSETS:
 Paid in capital..............  $159,957,916   $218,669,261
 Undistributed (distributions
     in excess) net investment
     income (loss)............      (232,195 )    2,607,840
 Accumulated net realized gain
     (loss) from investments
     sold.....................     4,882,841        606,537
 Net unrealized appreciation
     (depreciation) from
     investments..............    15,664,840     16,070,486
                                -------------  -------------
NET ASSETS....................  $180,273,402   $237,954,124
                                -------------  -------------
                                -------------  -------------
NET ASSETS BY SHARE CLASS
 A Shares.....................  $  2,987,342   $  2,932,275
 B Shares.....................     1,714,081      1,860,198
 I Shares.....................   175,571,980    233,161,651
                                -------------  -------------
NET ASSETS....................  $180,273,402   $237,954,124
                                -------------  -------------
                                -------------  -------------
SHARES OF BENEFICIAL INTEREST
 A Shares.....................       131,360        143,762
 B Shares.....................        75,982         91,996
 I Shares.....................     7,718,265     11,424,212
NET ASSET VALUE PER SHARE(A)
 A Shares.....................  $      22.74   $      20.40
 B Shares.....................  $      22.56   $      20.22
 I Shares.....................  $      22.75   $      20.41

(a) Net Assets by Share Class divided by Shares of Beneficial Interest

                                                                    [LOGO]

 STATEMENTS OF OPERATIONS (UNAUDITED)

--------------------------------------------------------------------------------

                                                INTERMEDIATE                       TOTAL
                                   STABLE        GOVERNMENT                       RETURN         TAX-FREE       COLORADO
                                   INCOME          INCOME          INCOME          BOND           INCOME        TAX-FREE
                                    FUND            FUND            FUND           FUND            FUND           FUND
                                 -----------    ------------    ------------    -----------    ------------    -----------

INVESTMENT INCOME
 Interest income..............   $ 4,144,658    $13,991,714     $  9,670,966    $4,712,050     $  8,787,501    $1,794,848
 Dividend income..............             -              -                -             -                -             -
 Securities lending income
     (Notes 2 & 5)............        10,592         32,159           33,734        32,301                -             -
 Net expenses allocated from
     Core Trust and/or
     Schroder Capital Funds
     (Note 1).................      (242,630)             -                -      (271,015)               -             -
                                 -----------    ------------    ------------    -----------    ------------    -----------
TOTAL INCOME..................     3,912,620     14,023,873        9,704,700     4,473,336        8,787,501     1,794,848
                                 -----------    ------------    ------------    -----------    ------------    -----------
EXPENSES
 Advisory (Note 3)............             -        648,998          681,117             -          766,533       158,360
 Administration (Note 3)......        21,131         96,377           68,112        22,625           76,628        15,836
 Management (Note 3)..........        21,131         96,377           68,112        22,625           76,628        15,836
 Norwest Management (Note
     3).......................             -              -                -             -                -             -
 Asset Allocation (Note 3)....             -              -                -             -                -             -
 Transfer Agent (Note 3)
   A Shares...................        12,238         16,103            6,678         4,057           37,399        37,362
   B Shares...................         1,655         11,012            4,552         2,968           10,145         8,944
   I Shares...................       145,645        464,550          329,328       163,185          335,722        32,874
 Custody (Note 3).............             -              -           21,143             -           22,851         6,334
 Accounting (Note 3)..........        18,000         43,000           46,000        18,000           44,000        30,000
 Legal (Note 3)...............         1,249          3,977            2,513         1,220            3,004         1,420
 Compliance...................        21,755         21,413           28,171        23,658           29,097         1,243
 Audit........................         8,130          9,052            6,116         3,280            6,798         4,709
 Trustees'....................           887          2,777            1,909           948            2,124           442
 Reporting....................         6,750          6,447            6,733         4,060            6,264         5,448
 12b-1 Distribution fees--B
     shares (Note 3)..........         6,620         44,048           18,209        11,872           40,579        35,775
 Amortization of organization
     costs (Note 2)...........         5,960          5,960                -         3,269                -             -
 Miscellaneous................         1,858          3,295            4,038           715           18,571         4,372
                                 -----------    ------------    ------------    -----------    ------------    -----------
TOTAL EXPENSES................       273,009      1,473,386        1,292,731       282,482        1,476,343       358,955
  FEES WAIVED AND EXPENSES
      REIMBURSED (Note 3 &
      Exhibit A ).............       (95,768)      (103,280)        (257,563)      (32,509)        (526,192)     (142,113)
                                 -----------    ------------    ------------    -----------    ------------    -----------
NET EXPENSES..................       177,241      1,370,106        1,035,168       249,973          950,151       216,842
                                 -----------    ------------    ------------    -----------    ------------    -----------
NET INVESTMENT INCOME
    (LOSS)....................     3,735,379     12,653,767        8,669,532     4,223,363        7,837,350     1,578,006
                                 -----------    ------------    ------------    -----------    ------------    -----------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) FROM
    INVESTMENTS
 Net Realized Gain (Loss)
     from:
   Securities.................             -      1,016,514        1,726,581             -        4,797,250       472,229
   Investments of Core Trust
       and/or Schroder Capital
       Funds (Note 1).........        26,980              -                -     1,121,115                -             -
   Foreign currency
       transactions from
       investments in Core
       Trust..................             -              -                -             -                -             -
   Futures transactions from
       investments in Core
       Trust..................             -              -                -             -                -             -
                                 -----------    ------------    ------------    -----------    ------------    -----------
   Net realized gain (loss)
       from investments.......        26,980      1,016,514        1,726,581     1,121,115        4,797,250       472,229
                                 -----------    ------------    ------------    -----------    ------------    -----------
 Net Change in Unrealized
     Appreciation
     (Depreciation) from:
   Securities.................             -      9,921,425       10,053,305             -        4,594,336     1,487,062
   Investments of Core Trust
       and/or Schroder Capital
       Funds (Note 1).........       487,714              -                -     2,127,154                -             -
   Foreign currency
       transactions from
       investments in Core
       Trust..................             -              -                -             -                -             -
   Futures transactions from
       investments in Core
       Trust..................             -              -                -             -                -             -
                                 -----------    ------------    ------------    -----------    ------------    -----------
   Net change in unrealized
       appreciation
       (depreciation) from
       investments............       487,714      9,921,425       10,053,305     2,127,154        4,594,336     1,487,062
                                 -----------    ------------    ------------    -----------    ------------    -----------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) FROM
    INVESTMENTS...............       514,694     10,937,939       11,779,886     3,248,269        9,391,586     1,959,291
                                 -----------    ------------    ------------    -----------    ------------    -----------
NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS................   $ 4,250,073    $23,591,706     $ 20,449,418    $7,471,632     $ 17,228,936    $3,537,297
                                 -----------    ------------    ------------    -----------    ------------    -----------
                                 -----------    ------------    ------------    -----------    ------------    -----------

See Notes to Financial Statements.

                                                                    [LOGO]

                                          FOR THE PERIOD ENDED NOVEMBER 30, 1997

--------------------------------------------------------------------------------

                                                                                                                      SMALL
                                  MINNESOTA        INCOME       VALUGROWTH-SM-    DIVERSIFIED        GROWTH          COMPANY
                                  TAX-FREE         EQUITY           STOCK           EQUITY           EQUITY           STOCK
                                    FUND            FUND            FUND             FUND             FUND            FUND
                                 -----------    ------------    -------------    -------------    ------------    -------------

INVESTMENT INCOME
 Interest income..............   $1,482,098     $    287,874    $    137,657     $   1,423,405    $  1,182,668    $     365,997
 Dividend income..............            -        9,042,216       2,495,546         9,618,819       3,951,212          264,475
 Securities lending income
     (Notes 2 & 5)............            -           61,776          39,137           235,914         222,696           69,540
 Net expenses allocated from
     Core Trust and/or
     Schroder Capital Funds
     (Note 1).................            -       (2,071,503)              -        (3,859,755)     (3,849,653)      (1,012,624)
                                 -----------    ------------    -------------    -------------    ------------    -------------
TOTAL INCOME..................    1,482,098        7,320,363       2,672,340         7,418,383       1,506,923         (312,612)
                                 -----------    ------------    -------------    -------------    ------------    -------------
EXPENSES
 Advisory (Note 3)............      134,976                -       1,595,097                 -               -                -
 Administration (Note 3)......       13,497          116,374         101,588           196,896         144,913           33,956
 Management (Note 3)..........       13,497          116,374         101,588           196,896         144,913           33,956
 Norwest Management (Note
     3).......................            -                -               -                 -               -                -
 Asset Allocation (Note 3)....            -                -               -         1,760,054       1,240,226                -
 Transfer Agent (Note 3)
   A Shares...................       35,393           63,436          26,131            40,840          21,541           10,701
   B Shares...................       15,120           50,650           9,022            56,793          13,177            7,140
   I Shares...................       16,975          872,765         472,789         1,662,421       1,205,508          246,514
 Custody (Note 3).............        5,399                -          27,838                 -               -                -
 Accounting (Note 3)..........       31,000           18,000          36,500            18,000          18,000           18,000
 Legal (Note 3)...............        2,102            6,234           2,718            15,244          10,795            8,622
 Compliance...................        1,228           63,501          61,487            34,998          27,363           24,951
 Audit........................        6,604            6,164           5,567             3,516           3,440            3,283
 Trustees'....................          360            3,956           1,627             9,449           6,709            1,286
 Reporting....................        5,747           29,564           7,880            34,764          21,248            6,203
 12b-1 Distribution fees--B
     shares (Note 3)..........       60,479          202,600          36,089           227,172          52,708           28,560
 Amortization of organization
     costs (Note 2)...........            -            5,960               -             5,960           5,960            3,269
 Miscellaneous................        5,587            2,646           3,179             5,111           3,835              941
                                 -----------    ------------    -------------    -------------    ------------    -------------
TOTAL EXPENSES................      347,964        1,558,224       2,489,100         4,268,114       2,920,336          427,382
  FEES WAIVED AND EXPENSES
      REIMBURSED (Note 3 &
      Exhibit A ).............     (140,645)        (123,868)       (428,553)         (891,691)       (512,974)        (151,244)
                                 -----------    ------------    -------------    -------------    ------------    -------------
NET EXPENSES..................      207,319        1,434,356       2,060,547         3,376,423       2,407,362          276,138
                                 -----------    ------------    -------------    -------------    ------------    -------------
NET INVESTMENT INCOME
    (LOSS)....................    1,274,779        5,886,007         611,793         4,041,960        (900,439)        (588,750)
                                 -----------    ------------    -------------    -------------    ------------    -------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) FROM
    INVESTMENTS
 Net Realized Gain (Loss)
     from:
   Securities.................      194,218                -      47,372,788                 -               -                -
   Investments of Core Trust
       and/or Schroder Capital
       Funds (Note 1).........            -        8,532,029               -        65,263,203      83,146,921       32,545,605
   Foreign currency
       transactions from
       investments in Core
       Trust..................            -                -               -           (81,015)       (114,148)               -
   Futures transactions from
       investments in Core
       Trust..................            -                -               -         2,723,685               -                -
                                 -----------    ------------    -------------    -------------    ------------    -------------
   Net realized gain (loss)
       from investments.......      194,218        8,532,029      47,372,788        67,905,873      83,032,773       32,545,605
                                 -----------    ------------    -------------    -------------    ------------    -------------
 Net Change in Unrealized
     Appreciation
     (Depreciation) from:
   Securities.................    1,330,944                -     (29,548,016)                -               -                -
   Investments of Core Trust
       and/or Schroder Capital
       Funds (Note 1).........            -       68,820,294               -        63,608,933        (673,696)     (24,142,095)
   Foreign currency
       transactions from
       investments in Core
       Trust..................            -                -               -            (4,856)         (6,618)               -
   Futures transactions from
       investments in Core
       Trust..................            -                -               -          (168,093)              -                -
                                 -----------    ------------    -------------    -------------    ------------    -------------
   Net change in unrealized
       appreciation
       (depreciation) from
       investments............    1,330,944       68,820,294     (29,548,016)       63,435,984        (680,314)     (24,142,095)
                                 -----------    ------------    -------------    -------------    ------------    -------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) FROM
    INVESTMENTS...............    1,525,162       77,352,323      17,824,772       131,341,857      82,352,459        8,403,510
                                 -----------    ------------    -------------    -------------    ------------    -------------
NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS................   $2,799,941     $ 83,238,330    $ 18,436,565     $ 135,383,817    $ 81,452,020    $   7,814,760
                                 -----------    ------------    -------------    -------------    ------------    -------------
                                 -----------    ------------    -------------    -------------    ------------    -------------


                                   SMALL
                                    CAP
                                OPPORTUNITIES   INTERNATIONAL
                                    FUND            FUND
                                ------------    -------------
INVESTMENT INCOME
 Interest income..............  $   240,331     $    525,425
 Dividend income..............      356,858        1,481,953
 Securities lending income
     (Notes 2 & 5)............            -           47,813
 Net expenses allocated from
     Core Trust and/or
     Schroder Capital Funds
     (Note 1).................     (534,829)        (833,923)
                                ------------    -------------
TOTAL INCOME..................       62,360        1,221,268
                                ------------    -------------
EXPENSES
 Advisory (Note 3)............            -                -
 Administration (Note 3)......       20,963           62,268
 Management (Note 3)..........       20,963           62,268
 Norwest Management (Note
     3).......................      169,710          311,338
 Asset Allocation (Note 3)....            -          250,616
 Transfer Agent (Note 3)
   A Shares...................        1,685            3,329
   B Shares...................          902            2,294
   I Shares...................      167,123          305,715
 Custody (Note 3).............            -                -
 Accounting (Note 3)..........       18,000           18,000
 Legal (Note 3)...............       25,938            2,382
 Compliance...................       22,236           22,351
 Audit........................        3,263            3,300
 Trustees'....................          722            1,718
 Reporting....................        3,887            4,873
 12b-1 Distribution fees--B
     shares (Note 3)..........        3,607            9,176
 Amortization of organization
     costs (Note 2)...........            -            5,960
 Miscellaneous................          518              857
                                ------------    -------------
TOTAL EXPENSES................      459,517        1,066,445
  FEES WAIVED AND EXPENSES
      REIMBURSED (Note 3 &
      Exhibit A ).............     (164,962)         (10,220)
                                ------------    -------------
NET EXPENSES..................      294,555        1,056,225
                                ------------    -------------
NET INVESTMENT INCOME
    (LOSS)....................     (232,195)         165,043
                                ------------    -------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) FROM
    INVESTMENTS
 Net Realized Gain (Loss)
     from:
   Securities.................            -                -
   Investments of Core Trust
       and/or Schroder Capital
       Funds (Note 1).........    4,322,240        1,800,211
   Foreign currency
       transactions from
       investments in Core
       Trust..................            -          (97,056)
   Futures transactions from
       investments in Core
       Trust..................            -                -
                                ------------    -------------
   Net realized gain (loss)
       from investments.......    4,322,240        1,703,155
                                ------------    -------------
 Net Change in Unrealized
     Appreciation
     (Depreciation) from:
   Securities.................            -                -
   Investments of Core Trust
       and/or Schroder Capital
       Funds (Note 1).........    8,483,410      (17,324,358)
   Foreign currency
       transactions from
       investments in Core
       Trust..................            -           (7,972)
   Futures transactions from
       investments in Core
       Trust..................            -                -
                                ------------    -------------
   Net change in unrealized
       appreciation
       (depreciation) from
       investments............    8,483,410      (17,332,330)
                                ------------    -------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) FROM
    INVESTMENTS...............   12,805,650      (15,629,175)
                                ------------    -------------
NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS................  $12,573,455     $(15,464,132)
                                ------------    -------------
                                ------------    -------------

                                                                    [LOGO]

 STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                  INTERMEDIATE
                                    STABLE         GOVERNMENT                       TOTAL RETURN       TAX-FREE        COLORADO
                                    INCOME           INCOME           INCOME            BOND            INCOME         TAX-FREE
                                     FUND             FUND             FUND             FUND             FUND            FUND
                                 -------------    -------------    -------------    -------------    -------------   ------------
NET ASSETS--MAY 31, 1996......   $ 100,526,392    $426,568,283     $ 279,970,781    $124,875,423     $ 315,969,971   $ 57,465,130
                                 -------------    -------------    -------------    -------------    -------------   ------------
OPERATIONS:
 Net investment income
     (loss)...................       6,382,602      26,936,358        18,230,620       8,266,646        16,553,234      3,158,306
 Net realized gain (loss) from
     investments sold.........         (16,722)     (6,210,130)       (6,842,137)       (597,996)        1,727,823        493,059
 Net change in unrealized
     appreciation
     (depreciation) from
     investments..............         350,666       4,866,761         7,049,605       1,219,804         6,758,068      1,445,137
                                 -------------    -------------    -------------    -------------    -------------   ------------
                                     6,716,546      25,592,989        18,438,088       8,888,454        25,039,125      5,096,502
                                 -------------    -------------    -------------    -------------    -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
    FROM:
 Net investment income--
  A Shares....................        (721,899)       (951,891)         (348,870)       (165,157)       (1,591,311)    (1,470,771)
  B Shares....................         (38,565)       (583,483)         (200,173)       (126,442)         (308,558)      (311,583)
  I Shares....................      (5,602,672)    (25,549,628)      (17,681,577)     (7,975,055)      (14,653,365)    (1,375,952)
 Net realized gain on
     investments--
  A Shares....................               -               -                 -          (7,033)                -              -
  B Shares....................               -               -                 -          (6,165)                -              -
  I Shares....................               -               -                 -        (348,086)                -              -
 Distribution in Excess--
  A Shares....................               -               -                 -               -                 -              -
  B Shares....................               -               -                 -               -                 -              -
  I Shares....................               -               -                 -               -                 -              -
                                 -------------    -------------    -------------    -------------    -------------   ------------
                                    (6,363,136)    (27,085,002)      (18,230,620)     (8,627,938)      (16,553,234)    (3,158,306)
                                 -------------    -------------    -------------    -------------    -------------   ------------
CAPITAL SHARE TRANSACTIONS:
 Sale of Shares--
  A Shares....................       1,191,772       1,106,096         1,161,599       1,601,894         6,496,836      1,722,891
  B Shares....................         701,755       1,575,225         1,023,640         666,573         1,904,021      1,012,888
  I Shares....................      61,899,250      47,225,594        34,365,830      46,717,303        41,150,176      5,985,260
 Reinvestment of
     distributions--
  A Shares....................         260,034         712,814           296,467         175,548         1,278,621      1,199,954
  B Shares....................          26,240         358,502           158,950         110,954           224,415        217,609
  I Shares....................       4,614,509       3,133,761           242,372         446,003           274,923         17,000
 Redemption of Shares--
  A Shares....................      (5,300,964)     (5,302,226)       (1,842,981)       (705,561)      (13,367,873)    (3,001,775)
  B Shares....................        (542,351)     (3,611,256)       (1,127,169)       (627,550)         (884,326)      (633,831)
  I Shares....................     (39,192,241)    (76,988,609)      (47,759,316)    (42,745,129)      (65,125,982)    (4,982,823)
                                 -------------    -------------    -------------    -------------    -------------   ------------
NET INCREASE (DECREASE) FROM
    CAPITAL SHARE
    TRANSACTIONS..............      23,658,004     (31,790,099)      (13,480,608)      5,640,035       (28,049,189)     1,537,173
                                 -------------    -------------    -------------    -------------    -------------   ------------
NET ASSETS--MAY 31, 1997......     124,537,806     393,286,171       266,697,641     130,775,974       296,406,673     60,940,499
                                 -------------    -------------    -------------    -------------    -------------   ------------
OPERATIONS
 Net investment income
     (loss)...................       3,735,379      12,653,767         8,669,532       4,223,363         7,837,350      1,578,006
 Net realized gain (loss) from
     investments..............          26,980       1,016,514         1,726,581       1,121,115         4,797,250        472,229
 Net change in unrealized
     appreciation
     (depreciation) from
     investments..............         487,714       9,921,425        10,053,305       2,127,154         4,594,336      1,487,062
                                 -------------    -------------    -------------    -------------    -------------   ------------
                                     4,250,073      23,591,706        20,449,418       7,471,632        17,228,936      3,537,297
                                 -------------    -------------    -------------    -------------    -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
    FROM
 Net investment income--
  A Shares....................        (271,166)       (401,857)         (170,262)       (101,117)         (767,668)      (756,990)
  B Shares....................         (33,448)       (242,783)         (102,006)        (64,741)         (176,827)      (154,146)
  I Shares....................      (3,320,634)    (11,625,983)       (8,397,264)     (4,057,505)       (6,892,853)      (666,870)
 Net realized gain on
     investments--
  A Shares....................               -               -                 -               -                 -              -
  B Shares....................               -               -                 -               -                 -              -
  I Shares....................               -               -                 -               -                 -              -
                                 -------------    -------------    -------------    -------------    -------------   ------------
                                    (3,625,248)    (12,270,623)       (8,669,532)     (4,223,363)       (7,837,348)    (1,578,006)
                                 -------------    -------------    -------------    -------------    -------------   ------------
CAPITAL SHARE TRANSACTIONS
 Sale of Shares--
  A Shares....................       4,165,446         974,916           654,481         858,749         3,642,919      2,820,355
  B Shares....................         633,998         921,312           582,102         313,164         1,858,037      1,031,300
  I Shares....................      31,574,103     251,867,687       150,887,618      16,636,189       172,470,339      2,119,956
 Sale of Shares issued in
     conversion--(Note 7)(a)
  I Shares....................               -               -                 -               -                 -              -
 Reinvestment of
     distributions--
  A Shares....................         114,103         286,250           141,672          98,938           618,970        600,688
  B Shares....................          28,049         148,361            85,321          54,152           139,228        105,469
  I Shares....................       2,779,760       1,199,263           190,816         309,148           310,691         15,396
 Redemption of Shares--
  A Shares....................      (7,225,122)     (2,332,961)         (713,172)     (1,110,446)       (3,454,527)    (2,286,003)
  B Shares....................        (192,074)     (1,683,347)         (201,058)       (182,259)         (332,548)    (1,040,319)
  I Shares....................     (22,434,033)   (263,158,384)     (152,605,583)    (11,955,782)     (170,779,137)    (2,289,220)
                                 -------------    -------------    -------------    -------------    -------------   ------------
NET INCREASE (DECREASE) FROM
    CAPITAL SHARE
    TRANSACTIONS..............       9,444,230     (11,776,903)         (977,803)      5,021,853         4,473,972      1,077,622
                                 -------------    -------------    -------------    -------------    -------------   ------------
NET ASSETS--NOVEMBER 30, 1997
    (UNAUDITED)...............   $ 134,606,861    $392,830,351     $ 277,499,724    $139,046,096     $ 310,272,233   $ 63,977,412
                                 -------------    -------------    -------------    -------------    -------------   ------------
                                 -------------    -------------    -------------    -------------    -------------   ------------

(a) Included is the unrealized appreciation on investments associated with the common trust fund conversions. The amount of unrealized appreciation for Income Equity Fund, ValuGrowth-SM- Stock Fund and Small Company Stock Fund is $190,138,063, $135,221,555 and $6,746,038, respectively.

See Notes to Financial Statements.

                                                                    [LOGO]

          FOR THE YEAR ENDED MAY 31, 1997 AND THE PERIOD ENDED NOVEMBER 30, 1997

--------------------------------------------------------------------------------

                                                                                                                    SMALL
                                 MINNESOTA        INCOME        VALUGROWTH-SM-    DIVERSIFIED        GROWTH        COMPANY
                                  TAX-FREE        EQUITY            STOCK           EQUITY           EQUITY         STOCK
                                    FUND           FUND             FUND             FUND             FUND           FUND
                                ------------  --------------    -------------   ---------------   ------------   ------------
NET ASSETS--MAY 31, 1996......  $ 39,422,925  $  279,597,845    $176,914,679    $   912,368,717   $739,768,444   $135,536,752
                                ------------  --------------    -------------   ---------------   ------------   ------------
OPERATIONS:
 Net investment income
     (loss)...................     2,095,493       7,341,585       1,201,816          8,213,961       (792,473)      (598,907)
 Net realized gain (loss) from
     investments sold.........      (141,622)      7,545,807      27,574,311         23,417,472     31,567,811      7,815,985
 Net change in unrealized
     appreciation
     (depreciation) from
     investments..............     1,253,339      67,108,555      10,617,449        180,774,329     83,999,395      5,063,015
                                ------------  --------------    -------------   ---------------   ------------   ------------
                                   3,207,210      81,995,947      39,393,576        212,405,762    114,774,733     12,280,093
                                ------------  --------------    -------------   ---------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
    FROM:
 Net investment income--
  A Shares....................    (1,322,564)       (631,328)        (24,656)           (71,788)             -              -
  B Shares....................      (443,287)       (248,650)           (761)           (37,139)             -              -
  I Shares....................      (329,642)     (5,409,270)       (238,700)        (5,048,533)             -              -
 Net realized gain on
     investments--
  A Shares....................             -               -      (1,711,849)           (86,235)      (221,686)      (403,293)
  B Shares....................             -               -        (581,032)           (95,727)       (95,413)      (282,900)
  I Shares....................             -               -     (16,880,842)        (6,064,480)   (15,939,879)    (9,739,168)
 Distribution in Excess--
  A Shares....................             -               -               -                  -        (14,426)             -
  B Shares....................             -               -               -                  -              -              -
  I Shares....................             -               -               -                  -     (1,037,304)             -
                                ------------  --------------    -------------   ---------------   ------------   ------------
                                  (2,095,493)     (6,289,248)    (19,437,840)       (11,403,902)   (17,308,708)   (10,425,361)
                                ------------  --------------    -------------   ---------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
 Sale of Shares--
  A Shares....................     3,538,661      13,631,365       3,013,903         21,946,642     13,671,892      2,507,754
  B Shares....................     2,882,204      14,627,119       1,120,672         28,308,236      7,397,442      1,214,647
  I Shares....................     8,567,269     179,823,737      29,570,961        306,247,811    261,561,411     60,448,696
 Reinvestment of
     distributions--
  A Shares....................     1,051,926         604,511       1,725,002            157,020        234,009        400,158
  B Shares....................       342,375         240,847         557,001            128,150         95,271        280,822
  I Shares....................        59,840       2,063,741       1,397,591         11,033,830     16,970,323      1,357,055
 Redemption of Shares--
  A Shares....................    (6,143,453)     (9,134,378)     (2,965,382)        (2,937,661)    (4,688,246)    (1,071,456)
  B Shares....................    (1,171,847)     (3,238,148)       (829,125)          (898,800)      (321,575)      (500,213)
  I Shares....................    (1,659,308)    (51,392,099)    (24,835,838)      (205,649,293)  (213,875,777)   (27,553,043)
                                ------------  --------------    -------------   ---------------   ------------   ------------
NET INCREASE (DECREASE) FROM
    CAPITAL SHARE
    TRANSACTIONS..............     7,467,667     147,226,695       8,754,785        158,335,935     81,044,750     37,084,420
                                ------------  --------------    -------------   ---------------   ------------   ------------
NET ASSETS--MAY 31, 1997......    48,002,309     502,531,239     205,625,200      1,271,706,512    918,279,219    174,475,904
                                ------------  --------------    -------------   ---------------   ------------   ------------
OPERATIONS
 Net investment income
     (loss)...................     1,274,779       5,886,007         611,793          4,041,960       (900,439)      (588,750)
 Net realized gain (loss) from
     investments..............       194,218       8,532,029      47,372,788         67,905,873     83,032,773     32,545,605
 Net change in unrealized
     appreciation
     (depreciation) from
     investments..............     1,330,944      68,820,294     (29,548,016)        63,435,984       (680,314)   (24,142,095)
                                ------------  --------------    -------------   ---------------   ------------   ------------
                                   2,799,941      83,238,330      18,436,565        135,383,817     81,452,020      7,814,760
                                ------------  --------------    -------------   ---------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
    FROM
 Net investment income--
  A Shares....................      (691,997)       (333,604)        (40,330)                 -              -              -
  B Shares....................      (250,063)       (150,276)              -                  -              -              -
  I Shares....................      (332,720)     (3,241,872)       (385,376)                 -              -              -
 Net realized gain on
     investments--
  A Shares....................             -        (650,324)     (1,665,511)                 -              -       (330,914)
  B Shares....................             -        (519,123)       (588,377)                 -              -       (218,914)
  I Shares....................             -      (6,351,116)    (15,855,529)                 -              -     (6,845,084)
                                ------------  --------------    -------------   ---------------   ------------   ------------
                                  (1,274,780)    (11,246,315)    (18,535,123)                 -              -     (7,394,912)
                                ------------  --------------    -------------   ---------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS
 Sale of Shares--
  A Shares....................     3,948,023       9,400,609       3,345,182         12,440,759      4,925,848      6,268,827
  B Shares....................     1,800,641       9,571,315         758,002         18,358,249      2,920,794        540,125
  I Shares....................     5,994,131     585,022,196     448,951,157        163,268,850     98,927,876     76,678,755
 Sale of Shares issued in
     conversion--(Note 7)(a)
  I Shares....................             -     477,132,068     443,623,815                  -              -     44,432,702
 Reinvestment of
     distributions--
  A Shares....................       513,288         967,080       1,671,884                271            536        328,523
  B Shares....................       190,973         648,248         582,287                 17              -        218,391
  I Shares....................       108,925       1,366,480          45,106                  -              -      1,253,178
 Redemption of Shares--
  A Shares....................    (1,517,040)     (3,679,928)     (2,046,748)        (1,979,602)    (1,846,434)    (5,476,014)
  B Shares....................      (584,375)     (2,203,830)       (443,049)        (1,824,769)      (554,460)      (265,110)
  I Shares....................    (1,147,424)   (530,054,094)   (456,155,321)      (145,001,786)  (121,157,253)   (75,420,916)
                                ------------  --------------    -------------   ---------------   ------------   ------------
NET INCREASE (DECREASE) FROM
    CAPITAL SHARE
    TRANSACTIONS..............     9,307,142     548,170,144     440,332,315         45,261,989    (16,783,093)    48,558,461
                                ------------  --------------    -------------   ---------------   ------------   ------------
NET ASSETS--NOVEMBER 30, 1997
    (UNAUDITED)...............  $ 58,834,612  $1,122,693,398    $645,858,957    $ 1,452,352,318   $982,948,146   $223,454,213
                                ------------  --------------    -------------   ---------------   ------------   ------------
                                ------------  --------------    -------------   ---------------   ------------   ------------

                                   SMALL
                                    CAP
                                OPPORTUNITIES   INTERNATIONAL
                                    FUND            FUND
                                ------------    -------------
NET ASSETS--MAY 31, 1996......  $         -     $145,717,531
                                ------------    -------------
OPERATIONS:
 Net investment income
     (loss)...................      (42,108)         588,177
 Net realized gain (loss) from
     investments sold.........      578,865        2,473,923
 Net change in unrealized
     appreciation
     (depreciation) from
     investments..............    7,181,430       18,182,296
                                ------------    -------------
                                  7,718,187       21,244,396
                                ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
    FROM:
 Net investment income--
  A Shares....................            -           (7,226)
  B Shares....................            -             (869)
  I Shares....................            -         (878,290)
 Net realized gain on
     investments--
  A Shares....................          (55)               -
  B Shares....................          (25)               -
  I Shares....................      (18,248)               -
 Distribution in Excess--
  A Shares....................            -           (7,004)
  B Shares....................            -             (843)
  I Shares....................            -         (851,430)
                                ------------    -------------
                                    (18,328)      (1,745,662)
                                ------------    -------------
CAPITAL SHARE TRANSACTIONS:
 Sale of Shares--
  A Shares....................      490,051        1,308,335
  B Shares....................      145,725          697,162
  I Shares....................   75,031,266       90,113,789
 Reinvestment of
     distributions--
  A Shares....................           49           14,232
  B Shares....................           25            1,700
  I Shares....................       15,061        1,332,379
 Redemption of Shares--
  A Shares....................       (4,799)        (333,794)
  B Shares....................            -         (166,748)
  I Shares....................   (5,522,886)     (25,724,008)
                                ------------    -------------
NET INCREASE (DECREASE) FROM
    CAPITAL SHARE
    TRANSACTIONS..............   70,154,492       67,243,047
                                ------------    -------------
NET ASSETS--MAY 31, 1997......   77,854,351      232,459,312
                                ------------    -------------
OPERATIONS
 Net investment income
     (loss)...................     (232,195)         165,043
 Net realized gain (loss) from
     investments..............    4,322,240        1,703,155
 Net change in unrealized
     appreciation
     (depreciation) from
     investments..............    8,438,410      (17,332,330)
                                ------------    -------------
                                 12,573,455      (15,464,132)
                                ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
    FROM
 Net investment income--
  A Shares....................            -                -
  B Shares....................            -                -
  I Shares....................            -                -
 Net realized gain on
     investments--
  A Shares....................            -                -
  B Shares....................            -                -
  I Shares....................            -                -
                                ------------    -------------
                                          -                -
                                ------------    -------------
CAPITAL SHARE TRANSACTIONS
 Sale of Shares--
  A Shares....................    2,584,524        1,236,245
  B Shares....................    1,617,027          396,428
  I Shares....................   97,057,172       31,908,065
 Sale of Shares issued in
     conversion--(Note 7)(a)
  I Shares....................            -                -
 Reinvestment of
     distributions--
  A Shares....................            -                -
  B Shares....................            -                -
  I Shares....................            -                -
 Redemption of Shares--
  A Shares....................     (143,040)        (334,885)
  B Shares....................      (49,479)         (75,714)
  I Shares....................  (11,220,608)     (12,171,195)
                                ------------    -------------
NET INCREASE (DECREASE) FROM
    CAPITAL SHARE
    TRANSACTIONS..............   89,845,596       20,958,944
                                ------------    -------------
NET ASSETS--NOVEMBER 30, 1997
    (UNAUDITED)...............  $180,273,402    $237,954,124
                                ------------    -------------
                                ------------    -------------

(a) Included is the unrealized appreciation on investments associated with the common trust fund conversions. The amount of unrealized appreciation for Income Equity Fund, ValuGrowth-SM- Stock Fund and Small Company Stock Fund is $190,138,063, $135,221,555 and $6,746,038, respectively.

                                                                    [LOGO]

 FINANCIAL HIGHLIGHTS (UNAUDITED)

--------------------------------------------------------------------------------

                                                                         NET REALIZED
                                               BEGINNING      NET            AND         DIVIDENDS    DISTRIBUTIONS    ENDING
                                               NET ASSET   INVESTMENT     UNREALIZED      FROM NET      FROM NET      NET ASSET
                                               VALUE PER     INCOME     GAIN (LOSS) ON   INVESTMENT    INVESTMENT     VALUE PER
                                                 SHARE       (LOSS)      INVESTMENTS       INCOME         GAINS         SHARE
                                               ---------   ----------   --------------   ----------   -------------   ---------
 STABLE INCOME FUND
A SHARES
  June 1, 1997 to November 30, 1997..........  $10.24        $ 0.30         $ 0.05         $(0.29)       $    -        $10.30
  June 1, 1996 to May 31, 1997...............   10.20          0.58           0.04          (0.58)            -         10.24
  May 2, 1996 to May 31, 1996................   10.22          0.02              -          (0.04)            -         10.20
B SHARES
  June 1, 1997 to November 30, 1997..........   10.24          0.26           0.05          (0.26)            -         10.29
  June 1, 1996 to May 31, 1997...............   10.20          0.52           0.02          (0.50)            -         10.24
  May 17, 1996 to May 31, 1996...............   10.23          0.02          (0.01)         (0.04)            -         10.20
I SHARES
  June 1, 1997 to November 30, 1997..........   10.24          0.30           0.04          (0.29)            -         10.29
  June 1, 1996 to May 31, 1997...............   10.20          0.58           0.04          (0.58)            -         10.24
  November 1, 1995 to May 31, 1996...........   10.72          0.28           0.03          (0.77)        (0.06)        10.20
  November 11, 1994 to October 31, 1995......   10.00          0.50           0.22              -             -         10.72
 INTERMEDIATE GOVERNMENT INCOME FUND
A SHARES
  June 1, 1997 to November 30, 1997..........   10.84          0.36           0.31          (0.35)            -         11.16
  June 1, 1996 to May 31, 1997...............   10.89          0.73          (0.05)         (0.73)            -         10.84
  May 2, 1996 to May 31, 1996................   10.89          0.03              -          (0.03)            -         10.89
B SHARES
  June 1, 1997 to November 30, 1997..........   10.83          0.32           0.31          (0.31)            -         11.15
  June 1, 1996 to May 31, 1997...............   10.89          0.64          (0.05)         (0.65)            -         10.83
  May 17, 1996 to May 31, 1996...............   10.97          0.03          (0.08)         (0.03)            -         10.89
I SHARES
  June 1, 1997 to November 30, 1997..........   10.84          0.36           0.31          (0.35)            -         11.16
  June 1, 1996 to May 31, 1997...............   10.89          0.72          (0.04)         (0.73)            -         10.84
  November 1, 1995 to May 31, 1996...........   12.40          0.40           0.53          (1.32)        (1.12)        10.89
  November 11, 1994 to October 31, 1995
    (d)......................................   11.11          0.93           0.36              -             -         12.40
 INCOME FUND
A SHARES
  June 1, 1997 to November 30, 1997..........    9.27          0.30           0.42          (0.30)            -          9.69
  June 1, 1996 to May 31, 1997...............    9.27          0.62              -          (0.62)            -          9.27
  June 1, 1995 to May 31, 1996...............    9.63          0.61          (0.36)         (0.61)            -          9.27
  June 1, 1994 to May 31, 1995...............    9.52          0.65           0.11          (0.65)            -          9.63
  June 1, 1993 to May 31, 1994...............   10.61          0.70          (0.83)         (0.70)        (0.26)         9.52
B SHARES
  June 1, 1997 to November 30, 1997..........    9.26          0.27           0.41          (0.27)            -          9.67
  June 1, 1996 to May 31, 1997...............    9.26          0.55              -          (0.55)            -          9.26
  June 1, 1995 to May 31, 1996...............    9.61          0.54          (0.35)         (0.54)            -          9.26
  June 1, 1994 to May 31, 1995...............    9.51          0.58           0.10          (0.58)            -          9.61
  August 5, 1993 to May 31, 1994.............   10.67          0.50          (0.90)         (0.50)        (0.26)         9.51
I SHARES
  June 1, 1997 to November 30, 1997..........    9.27          0.30           0.41          (0.30)            -          9.68
  June 1, 1996 to May 31, 1997...............    9.26          0.62           0.01          (0.62)            -          9.27
  June 1, 1995 to May 31, 1996...............    9.62          0.61          (0.36)         (0.61)            -          9.26
  June 1, 1994 to May 31, 1995...............    9.51          0.65           0.11          (0.65)            -          9.62
  August 2, 1993 to May 31, 1994.............   10.68          0.58          (0.91)         (0.58)        (0.26)         9.51
 TOTAL RETURN BOND FUND
A SHARES
  June 1, 1997 to November 30, 1997..........    9.40          0.30           0.23          (0.30)            -          9.63
  June 1, 1996 to May 31, 1997...............    9.40          0.60           0.03          (0.60)        (0.03)         9.40
  June 1, 1995 to May 31, 1996...............    9.73          0.64          (0.31)         (0.64)        (0.02)         9.40
  June 1, 1994 to May 31, 1995...............    9.54          0.67           0.19          (0.67)            -          9.73
  December 31, 1993 to May 31, 1994..........   10.00          0.27          (0.46)         (0.27)            -          9.54
B SHARES
  June 1, 1997 to November 30, 1997..........    9.42          0.26           0.23          (0.26)            -          9.65
  June 1, 1996 to May 31, 1997...............    9.40          0.53           0.05          (0.53)        (0.03)         9.42
  June 1, 1995 to May 31, 1996...............    9.73          0.57          (0.31)         (0.57)        (0.02)         9.40
  June 1, 1994 to May 31, 1995...............    9.54          0.59           0.19          (0.59)            -          9.73
  December 31, 1993 to May 31, 1994..........   10.00          0.24          (0.46)         (0.24)            -          9.54
I SHARES
  June 1, 1997 to November 30, 1997..........    9.41          0.30           0.23          (0.30)            -          9.64
  June 1, 1996 to May 31, 1997...............    9.40          0.60           0.04          (0.60)        (0.03)         9.41
  June 1, 1995 to May 31, 1996...............    9.73          0.64          (0.31)         (0.64)        (0.02)         9.40
  June 1, 1994 to May 31, 1995...............    9.54          0.67           0.19          (0.67)            -          9.73
  December 31, 1993 to May 31, 1994..........   10.00          0.27          (0.46)         (0.27)            -          9.54

                                                                 [LOGO]
See Notes to Financial Statements.

                        SELECTED DATA FOR A SHARE OUTSTANDING DURING EACH PERIOD

--------------------------------------------------------------------------------

                                   RATIO TO AVERAGE NET ASSETS                                        NET ASSETS AT
                           -------------------------------------------                   PORTFOLIO    END OF PERIOD    AVERAGE
                           NET INVESTMENT       NET          GROSS          TOTAL        TURNOVER        (000'S       COMMISSION
                            INCOME (LOSS)     EXPENSES    EXPENSES(b)     RETURN(f)        RATE         OMITTED)       RATE(c)
                           ---------------   ----------   ------------   ------------   -----------   -------------   ----------
 STABLE INCOME FUND
A SHARES
  June 1, 1997 to
    November 30, 1997....     5.87%(a),(e)    0.65%(a),(e)    0.98%(a),(e)     3.49%(h)  11.36%       $  9,565           N/A
  June 1, 1996 to May 31,
    1997.................     5.69%           0.65%          0.87%           6.24%       41.30%         12,451           N/A
  May 2, 1996 to May 31,
    1996.................     5.77%(a)        0.70%(a)       2.22%(a)        0.23%      109.95%         16,256           N/A
B SHARES
  June 1, 1997 to
    November 30, 1997....     5.11%(a)(e)     1.40%(a)(e)    2.50%(a)(e)     3.02%(h)    11.36%          1,531           N/A
  June 1, 1996 to May 31,
    1997.................     4.96%           1.39%          2.89%           5.43%       41.30%          1,056           N/A
  May 17, 1996 to May 31,
    1996.................     5.02%(a)        1.42%(a)       3.07%(a)        0.12%      109.95%            867           N/A
I SHARES
  June 1, 1997 to
    November 30, 1997....     5.86%(a)(e)     0.65%(a)(e)    0.84%(a)(e)     3.39%(h)    11.36%        123,511           N/A
  June 1, 1996 to May 31,
    1997.................     5.73%           0.65%          0.79%           6.24%       41.30%        111,030           N/A
  November 1, 1995 to May
    31, 1996.............     5.74%(a)        0.65%(a)       0.92%(a)        2.97%      109.95%         83,404           N/A
  November 11, 1994 to
    October 31, 1995.....     5.91%(a)        0.65%(a)       0.98%(a)        7.20%      115.85%         48,087           N/A
 INTERMEDIATE GOVERNMENT INCOME FUND
A SHARES
  June 1, 1997 to
    November 30, 1997....     6.45%(a)        0.68%(a)       0.84%(a)        6.23%(h)    53.50%         12,337           N/A
  June 1, 1996 to May 31,
    1997.................     6.58%           0.68%          0.80%           6.36%      183.05%         13,038           N/A
  May 2, 1996 to May 31,
    1996.................     7.32%(a)        0.75%(a)       1.74%(a)        0.26%       74.64%         16,562           N/A
B SHARES
  June 1, 1997 to
    November 30, 1997....     5.70%(a)        1.43%(a)       1.81%(a)        5.85%(h)    53.50%          8,614           N/A
  June 1, 1996 to May 31,
    1997.................     5.80%           1.42%          1.85%           5.51%      183.05%          8,970           N/A
  May 17, 1996 to May 31,
    1996.................     5.56%(a)        1.35%(a)       2.65%(a)       (0.49%)      74.64%         10,682           N/A
I SHARES
  June 1, 1997 to
    November 30, 1997....     6.45%(a)        0.68%(a)       0.72%(a)        6.23%(h)    53.50%        371,879           N/A
  June 1, 1996 to May 31,
    1997.................     6.57%           0.68%          0.72%           6.36%      183.05%        371,278           N/A
  November 1, 1995 to May
    31, 1996.............     6.71%(a)        0.71%(a)       1.17%(a)        0.60%       74.64%        399,324           N/A
  November 11, 1994 to
    October 31, 1995
    (d)..................     7.79%(a)        0.68%(a)       0.93%(a)       11.58%      240.90%         50,213           N/A
 INCOME FUND
A SHARES
  June 1, 1997 to
    November 30, 1997....     6.37%(a)        0.75%(a)       1.23%(a)        7.90%(h)    69.73%          5,458           N/A
  June 1, 1996 to May 31,
    1997.................     6.59%           0.75%          1.17%           6.79%      231.00%          5,142           N/A
  June 1, 1995 to May 31,
    1996.................     6.33%           0.75%          1.16%           2.58%      270.17%          5,521           N/A
  June 1, 1994 to May 31,
    1995.................     7.02%           0.75%          1.24%           8.49%       98.83%          6,231           N/A
  June 1, 1993 to May 31,
    1994.................     6.72%           0.60%          1.16%          (1.58%)      26.67%          6,177           N/A
B SHARES
  June 1, 1997 to
    November 30, 1997....     5.60%(a)        1.50%(a)       2.35%(a)        7.39%(h)    69.73%          3,972           N/A
  June 1, 1996 to May 31,
    1997.................     5.87%           1.50%          2.25%           6.03%      231.00%          3,349           N/A
  June 1, 1995 to May 31,
    1996.................     5.57%           1.50%          2.27%           1.92%      270.17%          3,292           N/A
  June 1, 1994 to May 31,
    1995.................     6.24%           1.50%          2.21%           7.57%       98.83%          3,296           N/A
  August 5, 1993 to May
    31, 1994.............     5.82%(a)        1.33%(a)       2.08%(a)       (4.82%)(a)   26.67%          2,605           N/A
I SHARES
  June 1, 1997 to
    November 30, 1997....     6.37%(a)        0.75%(a)       0.92%(a)        7.79%(h)    69.73%        268,070           N/A
  June 1, 1996 to May 31,
    1997.................     6.59%           0.75%          1.02%           6.90%      231.00%        258,207           N/A
  June 1, 1995 to May 31,
    1996.................     6.30%           0.75%          1.06%           2.58%      270.17%        271,157           N/A
  June 1, 1994 to May 31,
    1995.................     7.02%           0.75%          1.06%           8.49%       98.83%        109,994           N/A
  August 2, 1993 to May
    31, 1994.............     6.75%(a)        0.61%(a)       1.09%(a)       (4.04%)(a)   26.67%         93,665           N/A
 TOTAL RETURN BOND FUND
A SHARES
  June 1, 1997 to
    November 30, 1997....     6.23%(a)(e)     0.75%(a)(e)    1.24%(a)(e)     5.68%(h)         -          3,014           N/A
  June 1, 1996 to May 31,
    1997.................     6.37%           0.75%          1.31%           6.84%       55.07%          3,086           N/A
  June 1, 1995 to May 31,
    1996.................     6.48%           0.76%          1.57%           3.41%       77.49%          2,010           N/A
  June 1, 1994 to May 31,
    1995.................     6.94%           0.64%          2.38%           9.42%       35.19%            599           N/A
  December 31, 1993 to
    May 31, 1994.........     6.04%(a)        0.37%(a)      13.29%(a)       (4.64%)      37.50%            150           N/A
B SHARES
  June 1, 1997 to
    November 30, 1997....     5.45%(a)(e)     1.50%(a)(e)    2.44%(a)(e)     5.27%(h)         -          2,494           N/A
  June 1, 1996 to May 31,
    1997.................     5.61%           1.49%          2.37%           6.27%       55.07%          2,254           N/A
  June 1, 1995 to May 31,
    1996.................     5.75%           1.51%          2.48%           2.63%       77.49%          2,098           N/A
  June 1, 1994 to May 31,
    1995.................     6.17%           1.41%          3.09%           8.59%       35.19%            919           N/A
  December 31, 1993 to
    May 31, 1994.........     5.40%(a)        1.11%(a)       8.29%(a)       (5.23%)(a)   37.50%            186           N/A
I SHARES
  June 1, 1997 to
    November 30, 1997....     6.22%(a)(e)     0.75%(a)(e)    0.85%(a)(e)     5.67%(h)         -        133,538           N/A
  June 1, 1996 to May 31,
    1997.................     6.36%           0.75%          1.05%           6.95%       55.07%        125,437           N/A
  June 1, 1995 to May 31,
    1996.................     6.57%           0.75%          1.07%           3.41%       77.49%        120,767           N/A
  June 1, 1994 to May 31,
    1995.................     7.04%           0.71%          1.17%           9.43%       35.19%         96,199           N/A
  December 31, 1993 to
    May 31, 1994.........     6.81%(a)        0.46%(a)       2.10%(a)       (4.62%)(a)   37.50%         11,694           N/A

                                                                 [LOGO]

--------------------------------------------------------------------------------

                                                                         NET REALIZED
                                               BEGINNING      NET            AND         DIVIDENDS    DISTRIBUTIONS    ENDING
                                               NET ASSET   INVESTMENT     UNREALIZED      FROM NET      FROM NET      NET ASSET
                                               VALUE PER     INCOME     GAIN (LOSS) ON   INVESTMENT    INVESTMENT     VALUE PER
                                                 SHARE       (LOSS)      INVESTMENTS       INCOME         GAINS         SHARE
                                               ---------   ----------   --------------   ----------   -------------   ---------
 TAX-FREE INCOME FUND
A SHARES
  June 1, 1997 to November 30, 1997..........  $10.05        $ 0.26         $ 0.32         $(0.26)       $    -        $10.37
  June 1, 1996 to May 31, 1997...............    9.78          0.54           0.27          (0.54)            -         10.05
  June 1, 1995 to May 31, 1996...............    9.82          0.55          (0.04)         (0.55)            -          9.78
  June 1, 1994 to May 31, 1995...............    9.60          0.55           0.22          (0.55)            -          9.82
  June 1, 1993 to May 31, 1994...............   10.06          0.58          (0.39)         (0.58)        (0.07)         9.60
B SHARES
  June 1, 1997 to November 30, 1997..........   10.05          0.23           0.32          (0.23)            -         10.37
  June 1, 1996 to May 31, 1997...............    9.78          0.46           0.27          (0.46)            -         10.05
  June 1, 1995 to May 31, 1996...............    9.82          0.48          (0.04)         (0.48)            -          9.78
  June 1, 1994 to May 31, 1995...............    9.60          0.48           0.22          (0.48)            -          9.82
  August 6, 1993 to May 31, 1994.............   10.17          0.39          (0.50)         (0.39)        (0.07)         9.60
I SHARES
  June 1, 1997 to November 30, 1997..........   10.06          0.26           0.32          (0.26)            -         10.38
  June 1, 1996 to May 31, 1997...............    9.78          0.54           0.28          (0.54)            -         10.06
  June 1, 1995 to May 31, 1996...............    9.82          0.55          (0.04)         (0.55)            -          9.78
  June 1, 1994 to May 31, 1995...............    9.60          0.55           0.22          (0.55)            -          9.82
  August 2, 1993 to May 31, 1994.............   10.14          0.47          (0.47)         (0.47)        (0.07)         9.60
 COLORADO TAX-FREE FUND
A SHARES
  June 1, 1997 to November 30, 1997..........   10.22          0.26           0.32          (0.26)            -         10.54
  June 1, 1996 to May 31, 1997...............    9.89          0.54           0.33          (0.54)            -         10.22
  June 1, 1995 to May 31, 1996...............    9.90          0.53          (0.01)         (0.53)            -          9.89
  June 1, 1994 to May 31, 1995...............    9.69          0.48           0.21          (0.48)            -          9.90
  June 1, 1993 to May 31, 1994...............   10.00          0.51          (0.30)         (0.51)        (0.01)         9.69
B SHARES
  June 1, 1997 to November 30, 1997..........   10.23          0.23           0.33          (0.23)            -         10.56
  June 1, 1996 to May 31, 1997...............    9.90          0.47           0.33          (0.47)            -         10.23
  June 1, 1995 to May 31, 1996...............    9.91          0.46          (0.01)         (0.46)            -          9.90
  June 1, 1994 to May 31, 1995...............    9.70          0.41           0.21          (0.41)            -          9.91
  August 2, 1993 to May 31, 1994.............   10.04          0.35          (0.33)         (0.35)        (0.01)         9.70
I SHARES
  June 1, 1997 to November 30, 1997..........   10.22          0.27           0.33          (0.27)            -         10.55
  June 1, 1996 to May 31, 1997...............    9.89          0.54           0.33          (0.54)            -         10.22
  June 1, 1995 to May 31, 1996...............    9.90          0.53          (0.01)         (0.53)            -          9.89
  June 1, 1994 to May 31, 1995...............    9.69          0.48           0.21          (0.48)            -          9.90
  August 23, 1993 to May 31, 1994............   10.22          0.39          (0.52)         (0.39)        (0.01)         9.69
 MINNESOTA TAX-FREE FUND
A SHARES
  June 1, 1997 to November 30, 1997..........   10.57          0.27           0.30          (0.26)                      10.88
  June 1, 1996 to May 31, 1997...............   10.30          0.54           0.27          (0.54)                      10.57
  June 1, 1995 to May 31, 1996...............   10.45          0.56          (0.15)         (0.56)            -         10.30
  June 1, 1994 to May 31, 1995...............   10.15          0.53           0.30          (0.53)            -         10.45
  June 1, 1993 to May 31, 1994...............   10.65          0.53          (0.31)         (0.53)        (0.19)        10.15
B SHARES
  June 1, 1997 to November 30, 1997..........   10.57          0.22           0.31          (0.22)            -         10.88
  June 1, 1996 to May 31, 1997...............   10.30          0.46           0.27          (0.46)            -         10.57
  June 1, 1995 to May 31, 1996...............   10.44          0.48          (0.14)         (0.48)            -         10.30
  June 1, 1994 to May 31, 1995...............   10.15          0.45           0.29          (0.45)            -         10.44
  August 6, 1993 to May 31, 1994.............   10.77          0.35          (0.43)         (0.35)        (0.19)        10.15
I SHARES
  June 1, 1997 to November 30, 1997..........   10.57          0.27           0.30          (0.26)            -         10.88
  June 1, 1996 to May 31, 1997...............   10.30          0.54           0.27          (0.54)            -         10.57
  June 1, 1995 to May 31, 1996...............   10.45          0.56          (0.15)         (0.56)            -         10.30
  June 1, 1994 to May 31, 1995...............   10.16          0.53           0.29          (0.53)            -         10.45
  August 2, 1993 to May 31, 1994.............   10.74          0.43          (0.39)         (0.43)        (0.19)        10.16
 INCOME EQUITY FUND
A SHARES
  June 1, 1997 to November 30, 1997..........   33.16          0.27           3.94          (0.24)        (0.46)        36.67
  June 1, 1996 to May 31, 1997...............   27.56          0.57           5.54          (0.51)            -         33.16
  May 2, 1996 to May 31, 1996................   26.94          0.07           0.55              -             -         27.56
B SHARES
  June 1, 1997 to November 30, 1997..........   33.09          0.13           3.95          (0.14)        (0.46)        36.57
  June 1, 1996 to May 31, 1997...............   27.54          0.36           5.52          (0.33)            -         33.09
  May 2, 1996 to May 31, 1996................   26.94          0.02           0.58              -             -         27.54
I SHARES
  June 1, 1997 to November 30, 1997..........   33.16          0.26           3.95          (0.24)        (0.46)        36.67
  June 1, 1996 to May 31, 1997...............   27.56          0.56           5.55          (0.51)            -         33.16
  November 1, 1995 to May 31, 1996...........   24.02          0.29           4.02          (0.69)        (0.08)        27.56
  November 11, 1994 to October 31, 1995......   18.90          0.46           4.66              -             -         24.02

                                                                 [LOGO]
See Notes to Financial Statements.

                        SELECTED DATA FOR A SHARE OUTSTANDING DURING EACH PERIOD

--------------------------------------------------------------------------------

                                   RATIO TO AVERAGE NET ASSETS                                        NET ASSETS AT
                           -------------------------------------------                   PORTFOLIO    END OF PERIOD    AVERAGE
                           NET INVESTMENT       NET          GROSS          TOTAL        TURNOVER        (000'S       COMMISSION
                            INCOME (LOSS)     EXPENSES    EXPENSES(b)     RETURN(f)        RATE         OMITTED)       RATE(c)
                           ---------------   ----------   ------------   ------------   -----------   -------------   ----------

 TAX-FREE INCOME FUND
A SHARES
  June 1, 1997 to
    November 30, 1997....     5.13%(a)        0.60%(a)       1.00%(a)        5.86%(h)    78.78%       $ 30,956           N/A
  June 1, 1996 to May 31,
    1997.................     5.41%           0.50%          1.06%           8.43%      152.33%         29,217           N/A
  June 1, 1995 to May 31,
    1996.................     5.54%           0.40%          1.06%           5.29%      126.20%         33,914           N/A
  June 1, 1994 to May 31,
    1995.................     5.87%           0.60%          1.12%           8.42%      130.90%         30,786           N/A
  June 1, 1993 to May 31,
    1994.................     5.77%           0.60%          1.14%           1.74%      116.54%         34,426           N/A
B SHARES
  June 1, 1997 to
    November 30, 1997....     4.36%(a)        1.35%(a)       2.12%(a)        5.47%(h)    78.78%          9,243           N/A
  June 1, 1996 to May 31,
    1997.................     4.64%           1.26%          2.15%           7.63%      152.33%          7,329           N/A
  June 1, 1995 to May 31,
    1996.................     4.77%           1.14%          2.21%           4.50%      126.20%          5,897           N/A
  June 1, 1994 to May 31,
    1995.................     5.05%           1.35%          2.21%           7.61%      130.90%          3,729           N/A
  August 6, 1993 to May
    31, 1994.............     4.76%(a)        1.31%(a)       2.24%(a)       (0.98%)(a)  116.54%          2,674           N/A
I SHARES
  June 1, 1997 to
    November 30, 1997....     5.13%(a)        0.60%(a)       0.92%(a)        5.86%(h)    78.78%        270,073           N/A
  June 1, 1996 to May 31,
    1997.................     5.40%           0.50%          1.03%           8.54%      152.33%        259,861           N/A
  June 1, 1995 to May 31,
    1996.................     5.57%           0.32%          1.06%           5.29%      126.20%        276,159           N/A
  June 1, 1994 to May 31,
    1995.................     5.84%           0.60%          1.05%           8.42%      130.90%         94,454           N/A
  August 2, 1993 to May
    31, 1994.............     5.71%(a)        0.60%(a)       1.10%(a)       (0.21%)(a)  116.54%        102,084           N/A
 COLORADO TAX-FREE FUND
A SHARES
  June 1, 1997 to
    November 30, 1997....     5.07%(a)        0.60%(a)       1.03%(a)        5.77%(h)    34.97%         29,862           N/A
  June 1, 1996 to May 31,
    1997.................     5.36%           0.45%          1.14%           9.00%      129.26%         27,806           N/A
  June 1, 1995 to May 31,
    1996.................     5.30%           0.30%          1.13%           5.35%      171.41%         26,991           N/A
  June 1, 1994 to May 31,
    1995.................     5.10%           0.30%          1.15%           7.47%       47.88%         25,997           N/A
  June 1, 1993 to May 31,
    1994.................     4.94%           0.07%          1.23%           2.02%       40.92%         31,724           N/A
B SHARES
  June 1, 1997 to
    November 30, 1997....     4.31%(a)        1.35%(a)       2.03%(a)        5.49%(h)    34.97%          7,538           N/A
  June 1, 1996 to May 31,
    1997.................     4.60%           1.20%          2.15%           8.19%      129.26%          7,218           N/A
  June 1, 1995 to May 31,
    1996.................     4.64%           1.05%          2.16%           4.56%      171.41%          6,400           N/A
  June 1, 1994 to May 31,
    1995.................     4.32%           1.05%          2.16%           6.67%       47.88%          5,198           N/A
  August 2, 1993 to May
    31, 1994.............     4.08%(a)        0.85%(a)       2.24%(a)        0.27%(a)    40.92%          4,494           N/A
I SHARES
  June 1, 1997 to
    November 30, 1997....     5.07%(a)        0.60%(a)       1.01%(a)        5.89%(h)    34.97%         26,577           N/A
  June 1, 1996 to May 31,
    1997.................     5.35%           0.45%          1.13%           9.00%      129.26%         25,917           N/A
  June 1, 1995 to May 31,
    1996.................     5.30%           0.30%          1.13%           5.35%      171.41%         24,074           N/A
  June 1, 1994 to May 31,
    1995.................     5.08%           0.30%          1.16%           7.47%       47.88%         24,539           N/A
  August 23, 1993 to May
    31, 1994.............     5.03%(a)        0.11%(a)       1.21%(a)        0.90%(a)    40.92%         15,153           N/A
 MINNESOTA TAX-FREE FUND
A SHARES
  June 1, 1997 to
    November 30, 1997....     4.89%(a)        0.60%(a)       1.07%(a)        5.48%(h)    33.45%         29,488           N/A
  June 1, 1996 to May 31,
    1997.................     5.11%           0.60%          1.21%           7.98%       96.68%         25,739           N/A
  June 1, 1995 to May 31,
    1996.................     5.26%           0.48%          1.26%           3.97%       77.10%         26,610           N/A
  June 1, 1994 to May 31,
    1995.................     5.25%           0.49%          1.61%           8.55%      139.33%         15,559           N/A
  June 1, 1993 to May 31,
    1994.................     4.92%           0.61%          1.52%           1.94%       84.23%         10,008           N/A
B SHARES
  June 1, 1997 to
    November 30, 1997....     4.13%(a)        1.35%(a)       2.07%(a)        5.08%(h)    33.45%         12,877           N/A
  June 1, 1996 to May 31,
    1997.................     4.35%           1.34%          2.21%           7.18%       96.68%         11,128           N/A
  June 1, 1995 to May 31,
    1996.................     4.51%           1.23%          2.29%           3.28%       77.10%          8,825           N/A
  June 1, 1994 to May 31,
    1995.................     4.52%           1.21%          2.62%           7.63%      139.33%          5,090           N/A
  August 6, 1993 to May
    31, 1994.............     3.99%(a)        1.31%(a)       2.45%(a)       (0.58%)(a)   84.23%          2,485           N/A
I SHARES
  June 1, 1997 to
    November 30, 1997....     4.90%(a)        0.60%(a)       1.04%(a)        5.48%(h)    33.45%         16,469           N/A
  June 1, 1996 to May 31,
    1997.................     5.12%           0.60%          1.23%           7.98%       96.68%         11,135           N/A
  June 1, 1995 to May 31,
    1996.................     5.24%           0.51%          1.30%           3.97%       77.10%          3,988           N/A
  June 1, 1994 to May 31,
    1995.................     5.29%           0.48%          1.58%           8.44%      139.33%          1,799           N/A
  August 2, 1993 to May
    31, 1994.............     4.90%(a)        0.61%(a)       1.54%(a)        0.29%(a)    84.23%            872           N/A
 INCOME EQUITY FUND
A SHARES
  June 1, 1997 to
    November 30, 1997....     1.53%(a)(e)     0.85%(a)(e)    0.97%(a)(e)    12.85%(h)         -         55,263        $0.0600
  June 1, 1996 to May 31,
    1997.................     1.95%           0.85%          0.93%          22.40%        4.76%         43,708        0.0792
  May 2, 1996 to May 31,
    1996.................     3.69%(a)        0.91%(a)       1.91%(a)        2.30%        0.69%         31,448        0.0942
B SHARES
  June 1, 1997 to
    November 30, 1997....     0.78%(a)(e)     1.60%(a)(e)    1.97%(a)(e)    12.44%(h)         -         45,440        0.0600
  June 1, 1996 to May 31,
    1997.................     1.24%           1.59%          1.96%          21.48%        4.76%         33,626        0.0792
  May 2, 1996 to May 31,
    1996.................     2.92%(a)        1.72%(a)       2.63%(a)        2.23%        0.69%         17,318        0.0942
I SHARES
  June 1, 1997 to
    November 30, 1997....     1.53%(a)(e)     0.85%(a)(e)    0.92%(a)(e)    12.85%(h)         -       1,021,990       0.0600
  June 1, 1996 to May 31,
    1997.................     1.97%           0.85%          0.90%          22.40%        4.76%        425,197        0.0792
  November 1, 1995 to May
    31, 1996.............     2.72%(a)        0.86%(a)       1.13%(a)       18.14%        0.69%        230,831        0.0942
  November 11, 1994 to
    October 31, 1995.....     2.51%(a)        0.85%(a)       1.12%(a)       27.09%        7.03%         49,000           N/A

                                                                 [LOGO]

--------------------------------------------------------------------------------

                                                                         NET REALIZED
                                               BEGINNING      NET            AND         DIVIDENDS    DISTRIBUTIONS    ENDING
                                               NET ASSET   INVESTMENT     UNREALIZED      FROM NET      FROM NET      NET ASSET
                                               VALUE PER     INCOME     GAIN (LOSS) ON   INVESTMENT    INVESTMENT     VALUE PER
                                                 SHARE       (LOSS)      INVESTMENTS       INCOME         GAINS         SHARE
                                               ---------   ----------   --------------   ----------   -------------   ---------
 VALUGROWTH STOCK FUND
A SHARES
  June 1, 1997 to November 30, 1997..........  $25.06        $ 0.05         $ 2.13         $(0.05)       $(2.17)       $25.02
  June 1, 1996 to May 31, 1997...............   22.63          0.17           4.80          (0.13)        (2.41)        25.06
  June 1, 1995 to May 31, 1996...............   18.82          0.13           3.93          (0.13)        (0.12)        22.63
  June 1, 1994 to May 31, 1995...............   17.17          0.17           1.66          (0.18)            -         18.82
  June 1, 1993 to May 31, 1994...............   17.27          0.10           0.19          (0.17)        (0.22)        17.17
B SHARES
  June 1, 1997 to November 30, 1997..........   24.55         (0.02)          2.07           0.00         (2.17)        24.43
  June 1, 1996 to May 31, 1997...............   22.28          0.01           4.68          (0.01)        (2.41)        24.55
  June 1, 1995 to May 31, 1996...............   18.65         (0.02)          3.87          (0.10)        (0.12)        22.28
  June 1, 1994 to May 31, 1995...............   17.10          0.07           1.61          (0.13)            -         18.65
  August 5, 1993 to May 31, 1994.............   17.12          0.07           0.23          (0.10)        (0.22)        17.10
I SHARES
  June 1, 1997 to November 30, 1997..........   25.03         (0.03)          2.20          (0.05)        (2.17)        24.98
  June 1, 1996 to May 31, 1997...............   22.61          0.16           4.80          (0.13)        (2.41)        25.03
  June 1, 1995 to May 31, 1996...............   18.80          0.14           3.91          (0.12)        (0.12)        22.61
  June 1, 1994 to May 31, 1995...............   17.16          0.18           1.64          (0.18)            -         18.80
  August 2, 1993 to May 31, 1994.............   16.91          0.13           0.46          (0.12)        (0.22)        17.16
 DIVERSIFIED EQUITY FUND
A SHARES
  June 1, 1997 to November 30, 1997..........   36.51          0.06           3.86              -             -         40.43
  June 1, 1996 to May 31, 1997...............   30.56          0.20           6.10          (0.16)        (0.19)        36.51
  May 2, 1996 to May 31, 1996................   29.89          0.02           0.65              -             -         30.56
B SHARES
  June 1, 1997 to November 30, 1997..........   36.31         (0.05)          3.80              -             -         40.06
  June 1, 1996 to May 31, 1997...............   30.54          0.03           6.00          (0.07)        (0.19)        36.31
  May 6, 1996 to May 31, 1996................   29.41          0.02           1.11              -             -         30.54
I SHARES
  June 1, 1997 to November 30, 1997..........   36.50          0.12           3.80              -             -         40.42
  June 1, 1996 to May 31, 1997...............   30.55          0.25           6.05          (0.16)        (0.19)        36.50
  November 1, 1995 to May 31, 1996...........   27.53          0.16           4.25          (0.42)        (0.97)        30.55
  November 11, 1994 to October 31, 1995......   22.21          0.22           5.10              -             -         27.53
 GROWTH EQUITY FUND
A SHARES
  June 1, 1997 to November 30, 1997..........   32.49         (0.05)          2.96              -             -         35.40
  June 1, 1996 to May 31, 1997...............   29.08         (0.02)          4.06          (0.04)        (0.59)        32.49
  May 2, 1996 to May 31, 1996................   28.50             -           0.58              -             -         29.08
B SHARES
  June 1, 1997 to November 30, 1997..........   32.28         (0.15)          2.91              -             -         35.04
  June 1, 1996 to May 31, 1997...............   29.07         (0.13)          3.93              -         (0.59)        32.28
  May 6, 1996 to May 31, 1996................   28.18             -           0.89              -             -         29.07
I SHARES
  June 1, 1997 to November 30, 1997..........   32.48         (0.03)          2.95              -             -         35.40
  June 1, 1996 to May 31, 1997...............   29.08         (0.02)          4.05          (0.04)        (0.59)        32.48
  November 1, 1995 to May 31, 1996...........   26.97             -           4.09          (0.12)        (1.86)        29.08
  November 11, 1994 to October 31, 1995......   22.28         (0.02)          4.71              -             -         26.97
 SMALL COMPANY STOCK FUND
A SHARES
  June 1, 1997 to November 30, 1997..........   13.95         (0.04)          0.95              -         (0.58)        14.28
  June 1, 1996 to May 31, 1997...............   14.02         (0.04)          0.88              -         (0.91)        13.95
  June 1, 1995 to May 31, 1996...............   10.64          0.01           3.93          (0.03)        (0.53)        14.02
  June 1, 1994 to May 31, 1995...............    9.84          0.12           0.87          (0.11)        (0.08)        10.64
  December 31, 1993 to May 31, 1994..........   10.00          0.07          (0.15)         (0.08)            -          9.84
B SHARES
  June 1, 1997 to November 30, 1997..........   13.63         (0.08)          0.92              -         (0.58)        13.89
  June 1, 1996 to May 31, 1997...............   13.83         (0.11)          0.82              -         (0.91)        13.63
  June 1, 1995 to May 31, 1996...............   10.56         (0.08)          3.90          (0.02)        (0.53)        13.83
  June 1, 1994 to May 31, 1995...............    9.82          0.07           0.84          (0.09)        (0.08)        10.56
  December 31, 1993 to May 31, 1994..........   10.00          0.06          (0.17)         (0.07)            -          9.82
I SHARES
  June 1, 1997 to November 30, 1997..........   13.88         (0.04)          0.95              -         (0.58)        14.21
  June 1, 1996 to May 31, 1997...............   13.96         (0.04)          0.87              -         (0.91)        13.88
  June 1, 1995 to May 31, 1996...............   10.59          0.01           3.93          (0.03)        (0.54)        13.96
  June 1, 1994 to May 31, 1995...............    9.80          0.12           0.87          (0.12)        (0.08)        10.59
  December 31, 1993 to May 31, 1994..........   10.00          0.08          (0.20)         (0.08)            -          9.80

                                                                 [LOGO]
See Notes to Financial Statements.

                        SELECTED DATA FOR A SHARE OUTSTANDING DURING EACH PERIOD

--------------------------------------------------------------------------------

                                   RATIO TO AVERAGE NET ASSETS                                        NET ASSETS AT
                           -------------------------------------------                   PORTFOLIO    END OF PERIOD    AVERAGE
                           NET INVESTMENT       NET          GROSS          TOTAL        TURNOVER        (000'S       COMMISSION
                            INCOME (LOSS)     EXPENSES    EXPENSES(b)     RETURN(f)        RATE         OMITTED)       RATE(c)
                           ---------------   ----------   ------------   ------------   -----------   -------------   ----------

 VALUGROWTH STOCK FUND
A SHARES
  June 1, 1997 to
    November 30, 1997....     0.44%(a)        1.00%(a)       1.29%(a)        8.89%(h)     51.26%      $ 21,768        $0.0619
  June 1, 1996 to May 31,
    1997.................     0.70%           1.01%          1.39%          23.32%        75.50%        18,830        0.0781
  June 1, 1995 to May 31,
    1996.................     0.63%           1.20%          1.42%          21.69%       105.43%        15,232        0.0603
  June 1, 1994 to May 31,
    1995.................     1.01%           1.20%          1.43%          10.72%        63.82%        12,138           N/A
  June 1, 1993 to May 31,
    1994.................     1.06%           1.20%          1.43%           1.68%        86.07%        12,922           N/A
B SHARES
  June 1, 1997 to
    November 30, 1997....    (0.31%)(a)       1.75%(a)       2.41%(a)        8.50%(h)     51.26%         7,457        0.0619
  June 1, 1996 to May 31,
    1997.................    (0.07%)          1.76%          2.48%          22.33%        75.50%         6,591        0.0781
  June 1, 1995 to May 31,
    1996.................    (0.12%)          1.96%          2.54%          20.79%       105.43%         5,130        0.0603
  June 1, 1994 to May 31,
    1995.................     0.28%           1.95%          2.51%           9.88%        63.82%         3,569           N/A
  August 5, 1993 to May
    31, 1994.............     0.25%(a)        1.95%(a)       2.55%(a)        2.36%(a)     86.07%         2,218           N/A
I SHARES
  June 1, 1997 to
    November 30, 1997....     0.31%(a)        1.00%(a)       1.20%(a)        8.86%(h)     51.26%       616,634        0.0619
  June 1, 1996 to May 31,
    1997.................     0.67%           1.01%          1.33%          23.30%        75.50%       180,204        0.0781
  June 1, 1995 to May 31,
    1996.................     0.62%           1.20%          1.32%          21.72%       105.43%       156,553        0.0603
  June 1, 1994 to May 31,
    1995.................     1.02%           1.20%          1.33%          10.67%        63.82%       136,589           N/A
  August 2, 1993 to May
    31, 1994.............     0.92%(a)        1.20%(a)       1.39%(a)        2.99%(a)     86.07%       113,061           N/A
 DIVERSIFIED EQUITY FUND
A SHARES
  June 1, 1997 to
    November 30, 1997....     0.60%(a)(e)     1.00%(a)(e)    1.24%(a)(e)    10.74%(h)       N/A         38,559           N/A
  June 1, 1996 to May 31,
    1997.................     0.81%(e)        1.02%(e)       1.40%(e)       20.75%        48.08%        25,271        0.0626
  May 2, 1996 to May 31,
    1996.................     1.88%(a)(e)     1.52%(a)(e)    4.06%(a)(e)     2.24%         5.76%         2,699        0.0671
B SHARES
  June 1, 1997 to
    November 30, 1997....    (0.15%)(a)(e)    1.75%(a)(e)    2.22%(a)(e)    10.33%(h)       N/A         54,111           N/A
  June 1, 1996 to May 31,
    1997.................     0.09%(e)        1.76%(e)       2.41%(e)       19.86%        48.08%        33,870        0.0626
  May 6, 1996 to May 31,
    1996.................     1.24%(a)(e)     2.37%(a)(e)    4.95%(a)(e)     3.84%         5.76%         2,447        0.0671
I SHARES
  June 1, 1997 to
    November 30, 1997....     0.60%(a)(e)     1.00%(a)(e)    1.17%(a)(e)    10.74%(h)       N/A       1,359,682          N/A
  June 1, 1996 to May 31,
    1997.................     0.79%(e)        1.02%(e)       1.31%(e)       20.76%        48.08%      1,212,565       0.0626
  November 1, 1995 to May
    31, 1996.............     1.00%(a)(e)     1.06%(a)(e)    1.30%(a)(e)    16.38%         5.76%       907,223        0.0671
  November 11, 1994 to
    October 31, 1995.....     1.01%(a)(e)     1.09%(a)(e)    1.37%(a)(e)    23.95%        10.33%       711,111           N/A
 GROWTH EQUITY FUND
A SHARES
  June 1, 1997 to
    November 30, 1997....    (0.19%)(a)(e)    1.25%(a)(e)    1.47%(a)(e)     8.96%(h)       N/A         18,492           N/A
  June 1, 1996 to May 31,
    1997.................    (0.12%)(e)       1.30%(e)       1.95%(e)       14.11%         9.06%        14,146        0.0565
  May 2, 1996 to May 31,
    1996.................     0.34%(a)(e)     2.08%(a)(e)    6.40%(a)(e)     2.04%         7.39%         3,338        0.0617
B SHARES
  June 1, 1997 to
    November 30, 1997....    (0.94%)(a)(e)    2.00%(a)(e)    2.50%(a)(e)     8.55%(h)       N/A         11,798           N/A
  June 1, 1996 to May 31,
    1997.................    (0.82%)(e)       2.04%(e)       3.02%(e)       13.28%         9.06%         8,713        0.0565
  May 6, 1996 to May 31,
    1996.................    (0.40%)(a)(e)    2.92%(a)(e)    7.44%(a)(e)     3.16%         7.39%           703        0.0617
I SHARES
  June 1, 1997 to
    November 30, 1997....    (0.17%)(a)(e)    1.25%(a)(e)    1.39%(a)(e)     8.96%(h)       N/A        952,658           N/A
  June 1, 1996 to May 31,
    1997.................    (0.09%)(e)       1.30%(e)       1.84%(e)       14.11%         9.06%       895,420        0.0565
  November 1, 1995 to May
    31, 1996.............     0.01%(a)(e)     1.35%(a)(e)    1.85%(a)(e)    15.83%         7.39%       735,728        0.0617
  November 11, 1994 to
    October 31, 1995.....    (0.11%)(a)(e)    1.38%(a)(e)    1.92%(a)(e)    21.10%         8.90%       564,004           N/A
 SMALL COMPANY STOCK FUND
A SHARES
  June 1, 1997 to
    November 30, 1997....    (0.53%)(a)(e)    1.20%(a)(e)    1.51%(a)(e)     6.32%(h)    115.24%         8,551        0.0635
  June 1, 1996 to May 31,
    1997.................    (0.38%)          1.19%          1.67%           6.34%       210.19%         7,335        0.0774
  June 1, 1995 to May 31,
    1996.................     0.03%           1.21%          1.87%          38.22%       134.53%         5,426        0.0555
  June 1, 1994 to May 31,
    1995.................     1.14%           0.53%          2.32%          10.19%        68.09%         1,540           N/A
  December 31, 1993 to
    May 31, 1994.........     1.95%(a)        0.22%(a)      10.66%(a)       (1.98%)(a)    14.98%           265           N/A
B SHARES
  June 1, 1997 to
    November 30, 1997....    (1.28%)(a)(e)    1.95%(a)(e)    2.62%(a)(e)     5.95%(h)    115.24%         5,679        0.0635
  June 1, 1996 to May 31,
    1997.................    (1.13%)          1.94%          2.73%           5.46%       210.19%         5,125        0.0774
  June 1, 1995 to May 31,
    1996.................    (0.74%)          1.96%          2.96%          37.32%       134.53%         4,125        0.0555
  June 1, 1994 to May 31,
    1995.................     0.38%           1.27%          3.56%           9.31%        68.09%           963           N/A
  December 31, 1993 to
    May 31, 1994.........     1.27%(a)        0.98%(a)      20.87%(a)       (2.77%)(a)    14.98%           195           N/A
I SHARES
  June 1, 1997 to
    November 30, 1997....    (0.54%)(a)(e)    1.20%(a)(e)    1.38%(a)(e)     6.36%(h)    115.24%       209,224        0.0635
  June 1, 1996 to May 31,
    1997.................    (0.38%)          1.19%          1.56%           6.30%       210.19%       161,995        0.0774
  June 1, 1995 to May 31,
    1996.................     0.05%           1.21%          1.60%          38.30%       134.53%       125,986        0.0555
  June 1, 1994 to May 31,
    1995.................     1.14%           0.52%          1.82%          10.13%        68.09%        54,240           N/A
  December 31, 1993 to
    May 31, 1994.........     2.03%(a)        0.20%(a)       4.33%(a)       (2.93%)(a)    14.98%         9,251           N/A

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                                       27

 FINANCIAL HIGHLIGHTS (UNAUDITED) (CONCLUDED)

--------------------------------------------------------------------------------

                                                                         NET REALIZED
                                               BEGINNING      NET            AND         DIVIDENDS    DISTRIBUTIONS    ENDING
                                               NET ASSET   INVESTMENT     UNREALIZED      FROM NET      FROM NET      NET ASSET
                                               VALUE PER     INCOME     GAIN (LOSS) ON   INVESTMENT    INVESTMENT     VALUE PER
                                                 SHARE       (LOSS)      INVESTMENTS       INCOME         GAINS         SHARE
                                               ---------   ----------   --------------   ----------   -------------   ---------
 SMALL CAP OPPORTUNITY FUND
A SHARES
  June 1, 1997 to November 30, 1997..........  $19.83        $(0.04)        $ 2.95         $    -        $    -        $22.74
  June 1, 1996 to May 31, 1997...............   17.39         (0.01)          2.46              -         (0.01)        19.83
B SHARES
  June 1, 1997 to November 30, 1997..........   19.75         (0.01)          2.82              -             -         22.56
  June 1, 1996 to May 31, 1997...............   17.41         (0.05)          2.40              -         (0.01)        19.75
I SHARES
  June 1, 1997 to November 30, 1997..........   19.84         (0.03)          2.94              -             -         22.75
  June 1, 1996 to May 31, 1997...............   16.26         (0.01)          3.60              -         (0.01)        19.84
 INTERNATIONAL FUND
A SHARES
  June 1, 1997 to November 30, 1997..........   21.66         (0.06)         (1.20)             -             -         20.40
  June 1, 1996 to May 31, 1997...............   19.82          0.10           1.94          (0.20)            -         21.66
  November 1, 1995 to May 31, 1996...........   17.97          0.35           1.83          (0.33)            -         19.82
  April 12, 1995 to October 31, 1995.........   16.50          0.01           1.46              -             -         17.97
B SHARES
  June 1, 1997 to November 30, 1997..........   21.55         (0.10)         (1.23)             -             -         20.22
  June 1, 1996 to May 31, 1997...............   19.71         (0.06)          1.93          (0.03)            -         21.55
  November 1, 1995 to May 31, 1996...........   17.91          0.25           1.83          (0.28)            -         19.71
  May 12, 1995 to October 31, 1995...........   17.20          0.01           0.70              -             -         17.91
I SHARES
  June 1, 1997 to November 30, 1997..........   21.67             -          (1.26)             -             -         20.41
  June 1, 1996 to May 31, 1997...............   19.84          0.09           1.94          (0.20)            -         21.67
  November 1, 1995 to May 31, 1996...........   17.99          0.14           2.04          (0.33)            -         19.84
  November 11, 1994 to October 31, 1995......   17.28          0.09           0.62              -             -         17.99

                                                                 [LOGO]
See Notes to Financial Statements.

                        SELECTED DATA FOR A SHARE OUTSTANDING DURING EACH PERIOD

--------------------------------------------------------------------------------

                                   RATIO TO AVERAGE NET ASSETS                                        NET ASSETS AT
                           -------------------------------------------                   PORTFOLIO    END OF PERIOD    AVERAGE
                           NET INVESTMENT       NET          GROSS          TOTAL        TURNOVER        (000'S       COMMISSION
                            INCOME (LOSS)     EXPENSES    EXPENSES(b)     RETURN(f)        RATE         OMITTED)       RATE(c)
                           ---------------   ----------   ------------   ------------   -----------   -------------   ----------
 SMALL CAP OPPORTUNITY FUND
A SHARES
  June 1, 1997 to
    November 30, 1997....    (0.38%)(a)(e)    1.23%(a)(e)    3.41%(a)(e)    14.67%(h)     28.71%(g)   $  2,987        $0.0583(g)
  June 1, 1996 to May 31,
    1997.................    (0.18%)(a)(e)    1.25%(a)(e)   10.51%(a)(e)    11.37%        34.45%(g)        522        0.0584(g)
B SHARES
  June 1, 1997 to
    November 30, 1997....    (1.15%)(a)(e)    1.99%(a)(e)    6.17%(a)(e)    14.23%(h)     28.71%(g)      1,714        0.0583(g)
  June 1, 1996 to May 31,
    1997.................    (0.99%)(a)(e)    2.06%(a)(e)   27.27%(a)(e)    13.53%        34.45%(g)        158        0.0584(g)
I SHARES
  June 1, 1997 to
    November 30, 1997....    (0.34%)(a)(e)    1.22%(a)(e)    1.42%(a)(e)    14.67%(h)     28.71%(g)    175,571        0.0583(g)
  June 1, 1996 to May 31,
    1997.................    (0.16%)(a)(e)    1.25%(a)(e)    1.89%(a)(e)    11.42%        34.45%(g)     77,174        0.0584(g)
 INTERNATIONAL FUND
A SHARES
  June 1, 1997 to
    November 30, 1997....     0.10%(a)(e)     1.51%(a)(e)    1.82%(a)(e)    (5.77%)(h)    15.51%         2,932           N/A
  June 1, 1996 to May 31,
    1997.................     0.42%(e)        1.43%(e)       1.72%(e)       10.33%        48.23%         2,240        0.0202(g)
  November 1, 1995 to May
    31, 1996.............     0.92%(a)(e)     1.50%(a)(e)    2.51%(a)(e)    12.31%        14.12%         1,080        0.0325(g)
  April 12, 1995 to
    October 31, 1995.....     0.26%(a)(e)     1.32%(a)(e)   20.95%(a)(e)     8.91%        29.41%           216           N/A
B SHARES
  June 1, 1997 to
    November 30, 1997....    (0.62%)(a)(e)    2.26%(a)(e)    2.94%(a)(e)    (6.13%)(h)    15.51%         1,860           N/A
  June 1, 1996 to May 31,
    1997.................    (0.34%)(e)       2.18%(e)       2.76%(e)        9.44%        48.23%         1,667        0.0202(g)
  November 1, 1995 to May
    31, 1996.............    (0.02%)(a)(e)    2.25%(a)(e)    3.11%(a)(e)    11.79%        14.12%           995        0.0325(g)
  May 12, 1995 to October
    31, 1995.............     0.17%(a)(e)     1.27%(a)(e)   14.57%(a)(e)     4.30%        29.41%           395           N/A
I SHARES
  June 1, 1997 to
    November 30, 1997....     0.14%(a)(e)     1.51%(a)(e)    1.52%(a)(e)    (5.77%)(h)    15.51%       233,162           N/A
  June 1, 1996 to May 31,
    1997.................     0.40%(e)        1.43%(e)       1.44%(e)       10.27%        48.23%       228,552        0.0202(g)
  November 1, 1995 to May
    31, 1996.............     0.60%(a)(e)     1.50%(a)(e)    1.52%(a)(e)    12.31%        14.12%       143,643        0.0325(g)
  November 11, 1994 to
    October 31, 1995.....     0.54%(a)(e)     1.50%(a)(e)    1.66%(a)(e)     4.11%        29.41%        91,401           N/A

 NOTES TO FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

(a) Annualized.
(b) During each period, various fees and expenses were waived and reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
(c) For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose average commission per share paid to brokers on the purchase and sale of equity securities on which commissions are charged.
(d) Adjusted for a five to one stock split.
(e) Includes expenses allocated from Portfolios of Core Trust and/or Schroder Core.
(f) Total return calculations do not include any sales charges. Total return would have been lower had certain fees and/or expenses not been reduced during the period shown (See Note 3 and Exhibit A).
(g) The portfolio turnover rate and the average commission rate represent the activity from their investments in their respective Portfolios.
(h) Not annualized.

                                                                 [LOGO]

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                     NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 NOTE 1. ORGANIZATION

Norwest Advantage Funds ("Trust") is organized as a Delaware business trust and is registered as an open-end management investment company. The Trust currently has twenty eight separate investment portfolios. These financial statements relate to fourteen of those portfolios (each a "Fund" and collectively the "Funds"), each of which is a diversified portfolio, with the exception of Colorado Tax-Free Fund and Minnesota Tax-Free Fund. The classes of each Fund and their date of commencement of operations are as follows:

                                               A SHARES             B SHARES             I SHARES
                                          ------------------   ------------------   ------------------
Stable Income Fund......................  May 2, 1996          May 17, 1996         November 11, 1994
Intermediate Government Income Fund.....  May 2, 1996          May 17, 1996         November 11, 1994
Income Fund.............................  June 9, 1987         August 5, 1993       August 2, 1993
Total Return Bond Fund..................  December 31, 1993    December 31, 1993    December 31, 1993
Tax-Free Income Fund....................  August 1, 1989       August 6, 1993       August 2, 1993
Colorado Tax-Free Fund..................  June 1, 1993         August 2, 1993       August 23, 1993
Minnesota Tax-Free Fund.................  January 12, 1988     August 6, 1993       August 2, 1993
Income Equity Fund......................  May 2, 1996          May 2, 1996          November 11, 1994
ValuGrowth-SM- Stock Fund...............  January 8, 1988      August 5, 1993       August 2, 1993
Diversified Equity Fund.................  May 2, 1996          May 6, 1996          November 11, 1994
Growth Equity Fund......................  May 2, 1996          May 6, 1996          November 11, 1994
Small Company Stock Fund................  December 31, 1993    December 31, 1993    December 31, 1993
Small Cap Opportunities Fund............  October 9, 1996      November 8, 1996     August 15, 1996
International Fund......................  April 12, 1995       May 12, 1995         November 11, 1994

Each share of each class represents an undivided proportionate interest in the Fund. A Shares are sold with a front-end sales charge to the general public but do not incur distribution expenses. B Shares are sold to the general public with a contingent deferred sales charge imposed on most redemptions made within six years of purchase and, after a specified number of years, automatically convert to A Shares. B Shares incur distribution expenses. I Shares are offered primarily to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates, are sold without a sales charge and do not incur distribution expenses.

MASTER-FEEDER ARRANGEMENT--Stable Income Fund, Total Return Bond Fund, Income Equity Fund and Small Company Stock Fund each seek to achieve its investment objective by investing all of its investable assets in a separate portfolio (each a "Portfolio" and collectively the "Portfolios") of Core Trust (Delaware) ("Core Trust"), a registered, open-end, management investment company, that has the same investment objective and substantially identical investment policies as the Fund. Small Cap Opportunities Fund seeks to achieve its investment objective by investing all of its investable assets in Schroder U.S. Smaller Companies Portfolio, a separate diversified portfolio of Schroder Capital Funds ("Schroder Core"), a registered, open-end, management investment company. Diversified Equity Fund, Growth Equity Fund and International Fund each seek to achieve its investment objective by investing all or a part of its assets in two ormore Portfolios of Core Trust and Schroder Core. The Funds may withdraw their investments from Core Trust and Schroder Core, respectively, at any time if the Board determines thatit is in the best interest of the Fund and its shareholders to do so. The Funds account fortheir investment in a Portfolio as a partnership investment. This is commonly referred to as a master-feeder arrangement. The financial statements of the Portfolios are in this report and should be read in conjunction with the Fund's financial statements.

 NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represents significant accounting policies of the Funds:

SECURITY VALUATION--Each Fund determines its net asset value of each Fund as of the close of trading on the New York Stock Exchange on each Fund business day. Funds that invest in Portfolios record their investment in the Portfolio at value. Valuation of securities held in the Portfolios are discussed in the Notes to the Financial Statements of the Portfolio. Securities held by other Funds value securities purchased that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. Fixed income securities and other securities traded on an exchange for which market

                                                                    [LOGO]

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)         NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

quotations are readily available are valued at the mean of the last bid and ask price provided by independent pricing services. If no mean price is available, the last bid price is used. In the absence of readily available market quotations, securities are valued at fair value determined in accordance with procedures adopted by the Board of Trustees. Interest rate swap, cap and floor valuations are based on interest rates quoted by independent brokers on the date of valuation.

INTEREST, DIVIDEND INCOME AND EXPENSES--Interest income is recorded on the accrual basis. Dividends on securities held by the Funds are recorded on the ex-dividend date. Fund's that invest in Portfolios record daily their prorata share of their Portfolio's income, expenses and realized gain and loss. Each Fund accrues their own expenses.

DIVIDENDS TO SHAREHOLDERS--Dividends to shareholders of net investment income, if any, are declared daily and paid monthly by Income Fund, Total Return Bond Fund, Tax-Free Income Fund, Colorado Tax-Free Fund and Minnesota Tax-Free Fund; are declared and paid monthly by Stable Income Fund and Intermediate Government Income Fund; are declared and paid quarterly by Income Equity Fund, ValuGrowth-SM- Stock Fund and Small Company Stock Fund; and are declared and paid annually by Diversified Equity Fund, Growth Equity Fund, Small Cap Opportunities Fund and International Fund. Net capital gain, if any, is distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by a Fund.

PREMIUM AMORTIZATION AND DISCOUNT ACCRETION--Except for Stable Income Fund, fixed income investments with a maturity greater than sixty days and purchased at a premium or discount (other than original issue discount) are not amortized or accreted. Stable Income Fund amortizes premium and accretes discount.

FEDERAL TAXES--Each Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excisetax provision is required.

REPURCHASE AGREEMENTS--Each Fund may invest in repurchase agreements.The Funds, through their custodian, receive delivery of the underlying collateral, whose market value must always equal or exceed the repurchase price.The investment adviser is responsible for determining the value of the underlying collateral at all times.In the event of default, a Fund may have difficulties with the disposition of such collateral.

EXPENSE ALLOCATION--The Trust accounts separately for the assets and liabilities and operations of each Fund. Expenses that are directly attributable to more than one Fund are allocated among the respective Funds. Expenses that are directly attributable to a class are allocated to that class.

REALIZED GAIN AND LOSS--Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

ORGANIZATIONAL COSTS--The costs incurred by certain Funds in connection with their organization and registration of shares have been capitalized and are being amortized using the straight line method over a five year period beginning on the commencement of the Funds' operations.

SECURITY LOANS--The Funds may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or any cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral equal to the market value of the securities loaned plus accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund.

 NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISERS AND ASSET ALLOCATION SERVICES--Effective June 1, 1997, the investment adviser of each Fund is Norwest Investment Management , Inc. ("Adviser"), a wholly owned subsidiary of Norwest Bank Minnesota, N.A. ("Norwest") is a subsidiary of Norwest Corporation. The Adviser receives an annual advisory fee from each Fund based on a percentage of average daily net assets of each Fund. No fee is directly payable by a fund to the extent the Fund is invested in a Portfolio. With respect to

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                                       31

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)         NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH
AFFILIATES (CONTINUED)

Diversified Equity Fund and Growth Equity Fund, Norwest is entitled to receive investment advisory fees for its Asset Allocation Services at an annual rate of 0.25% of each Fund's average daily net assets. Refer to Exhibit A of Notes to Financial Statements for a detail listing of the fee arrangements, related fee waivers and expense reimbursements.

MANAGEMENT, ADMINISTRATION AND DISTRIBUTOR--The manager and distributor of the Trust is Forum Financial Services, Inc. (FFSI), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. FFSI receives no payments for its services as distributor. Forum Administrative Services, LLC ("FAS") provides administrative services for the Funds. For their services with respect to each Fund, Forum and FAS each receives a fee up to, an annual rate of 0.05% of the fund's average daily net assets. In addition, for the period ended November 30, 1997, Forum charged the Trust legal expenses aggregating $4,678.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN--Norwest serves as the Trust's transfer agent and dividend disbursing agent. For these services Norwest receives a fee at an annual rate of 0.25% of the average daily net assets attributable to each class of each Fund's shares. Norwest also serves as the Trust's custodian and may appoint subcustodians for foreign securities and other assets held in foreign countries. For some of the Funds, Norwest is compensated for its custodial services at an annual rate of up to 0.075% of the Fund's average daily net assets. No custodian fee is directly payable by a fund to the extent the Fund is invested in a Portfolio. Refer to Exhibit A for a detail listing of the percentages charged for transfer agent and custodian fees.

DISTRIBUTION SERVICES--The Trust has adopted a Distribution Plan (the "Plan") with respect to B Shares of each Fund currently offering B Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the payment to FFSI of an annual distribution service fee of 0.75% of the average daily net assets, and a maintenance fee of 0.25% of the average daily net assets, of each Fund attributable to B Shares. No Fund incurred any maintenance fees during the period ended November 30, 1997. The distribution payments are used to reimburse the distributor for commissions and interest on the outstanding balance of unreimbursed distribution charges.The Plan may be terminated by vote of a majority of the Funds' shareholders or by vote of a majority of the Board of Trustees who do not have any direct or indirect financial interest in the Plan. In the event that the Plan is terminated or not continued, at the discretion of the Board of Trustees, the Fund will continue to pay distribution service fees to FFSI (but only with respect to sales that occurred prior to the termination or discontinuance of the Plan) until the earlier of (a) four years after the date of termination or discontinuance or (b) such time as there exists no unreimbursed distribution charges attributable to that Fund under the Plan, as calculated pursuant to the Plan. The respective unreimbursed distribution charges at November 30, 1997 were as follows: Stable Income Fund, $18,668; Intermediate Government Income Fund, $134,196; Income Fund, $74,949; Total Return Bond Fund, $42,963; Tax-Free Income Fund, $121,714; Colorado Tax-Free Fund, $76,315; Minnesota Tax-Free Fund, $201,300; Income Equity Fund, $1,087,896; ValuGrowth-SM- Stock Fund, $111,929; Diversified Equity Fund, $1,690,383; Growth Equity Fund, $355,443; Small Company Stock Fund, $115,581; Small Cap Opportunities Fund, $63,554; and International Fund, $58,743.

OTHER SERVICES PROVIDERS--Effective June 1, 1997, Forum Accounting Services, LLC ("FAcS") provides portfolio accounting services to each Fund. Prior to June 1, 1997, Forum Financial Corp. ("FFC"), an affiliate of FFSI, provided portfolio accounting services to each Fund pursuant to a separate agreement, and the terms of the agreement were identical in all material terms.

 NOTE 4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales (including maturities) of securities (excluding short-term investments) during the period ended November 30, 1997 are presented in Exhibit B of the Notes to Financial Statements.

The federal tax cost basis of investments, related gross unrealized appreciation and depreciation for federal income tax purposes, and the capital loss carryovers available to offset future capital gains, as of November 30, 1997, are presented in Exhibit B of Notes to Financial Statements.

 NOTE 5. PORTFOLIO SECURITIES LOANED

As of November 30, 1997, certain Funds had loaned securities which were collateralized by various securities, including time deposits, commercial paper, corporate bonds and repurchase agreements. Norwest receives transaction fees for providing services in connection with the securities lending program. The value of the securities on loan and the value of the related collateral were as follows:.

                                                     SECURITIES      COLLATERAL
                                                    -------------   -------------
Intermediate Government Income Fund...............  $ 105,316,597   $ 112,740,540
Income Fund.......................................     65,935,325      72,934,613
ValuGrowth-SM- Stock Fund.........................    100,174,076     109,227,837

                                                                    [LOGO]

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)         NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 NOTE 6. CAPITAL SHARE TRANSACTIONS

The Trust Instrument authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions of Trust shares for the past two years or periods were as follows:

                                                                                        SHARES
                                                                          OTHER         ISSUED                         NET
                                                           SHARES        SHARES      FOR DIVIDEND      SHARES        INCREASE
                                     YEAR/PERIOD ENDED   SUBSCRIBED      ISSUED      REINVESTMENT     REDEEMED      (DECREASE)
                                     -----------------  ------------   -----------   ------------   ------------   ------------
Stable Income Fund
  A Shares.........................  November 30, 1997      405,240             -         11,097       (702,894)      (286,557)
  A Shares.........................  May 31, 1997           116,433             -         25,455       (519,673)      (377,785)
  B Shares.........................  November 30, 1997       61,586             -          2,729        (18,685)        45,630
  B Shares.........................  May 31, 1997            68,546             -          2,568        (52,923)        18,191
  I Shares.........................  November 30, 1997    3,100,734             -        270,297     (2,214,199)     1,156,832
  I Shares.........................  May 31, 1997         6,043,926             -        451,686     (3,826,730)     2,668,882
Intermediate Government
  Income Fund
  A Shares.........................  November 30, 1997       92,239             -         21,615       (210,799)       (96,945)
  A Shares.........................  May 31, 1997           101,046             -         65,443       (485,037)      (318,548)
  B Shares.........................  November 30, 1997       82,697             -         14,325       (152,408)       (55,386)
  B Shares.........................  May 31, 1997           143,867             -         32,932       (330,050)       153,251
  I Shares.........................  November 30, 1997   23,013,451             -        108,440    (24,040,798)      (918,907)
  I Shares.........................  May 31, 1997         4,318,750             -        287,444     (7,035,092)    (2,428,898)
Income Fund
  A Shares.........................  November 30, 1997       68,852             -         14,829        (74,759)         8,922
  A Shares.........................  May 31, 1997           124,580             -         31,742       (197,291)       (40,969)
  B Shares.........................  November 30, 1997       61,108             -          8,944        (21,134)        48,918
  B Shares.........................  May 31, 1997           110,114             -         17,044       (121,013)         6,145
  I Shares.........................  November 30, 1997   15,830,573             -         19,955    (16,024,308)      (173,780)
  I Shares.........................  May 31, 1997         3,688,038             -         25,996     (5,115,980)    (1,401,946)
Total Return Bond Fund
  A Shares.........................  November 30, 1997       90,107                       10,339       (115,743)       (15,297)
  A Shares.........................  May 31, 1997           170,319             -         18,604        (74,659)       114,264
  B Shares.........................  November 30, 1997       32,647             -          5,649        (19,073)        19,223
  B Shares.........................  May 31, 1997            70,772             -         11,735        (66,379)        16,128
  I Shares.........................  November 30, 1997    1,740,306             -         32,245     (1,250,014)       522,537
  I Shares.........................  May 31, 1997         4,957,128             -         47,176     (4,529,523)       474,781
Tax-Free Income Fund
  A Shares.........................  November 30, 1997      355,397             -         60,214       (337,007)        78,604
  A Shares.........................  May 31, 1997           651,520             -        128,315     (1,341,769)      (561,934)
  B Shares.........................  November 30, 1997      181,087             -         13,542        (32,429)       162,200
  B Shares.........................  May 31, 1997           192,278             -         22,497        (88,841)       125,934
  I Shares.........................  November 30, 1997   16,844,200             -         30,129    (16,681,757)       192,572
  I Shares.........................  May 31, 1997         4,135,427             -         19,966     (6,547,997)    (2,392,604)
Colorado Tax-Free Fund
  A Shares.........................  November 30, 1997      273,114             -         57,499       (219,286)       111,327
  A Shares.........................  May 31, 1997           170,726             -        117,975       (297,437)        (8,736)
  B Shares.........................  November 30, 1997       98,565             -         10,080        (99,998)         8,647
  B Shares.........................  May 31, 1997           100,299             -         21,464        (62,801)        58,962
  I Shares.........................  November 30, 1997      203,324             -          1,471       (220,186)       (15,391)
  I Shares.........................  May 31, 1997           591,668             -          1,678       (492,050)       101,296
Minnesota Tax-Free Fund
  A Shares.........................  November 30, 1997      367,674             -         47,534       (141,079)       274,129
  A Shares.........................  May 31, 1997           337,553             -        100,177       (585,949)      (148,219)
  B Shares.........................  November 30, 1997      166,962             -         17,686        (54,335)       130,313
  B Shares.........................  May 31, 1997           275,429             -         32,596       (111,982)       196,043
  I Shares.........................  November 30, 1997      555,935             -         10,081       (106,322)       459,694
  I Shares.........................  May 31, 1997           818,720             -          5,690       (157,930)       666,480

                                                                    [LOGO]

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)         NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 NOTE 6. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                                        SHARES
                                                                          OTHER         ISSUED                         NET
                                                           SHARES        SHARES      FOR DIVIDEND      SHARES        INCREASE
                                     YEAR/PERIOD ENDED   SUBSCRIBED      ISSUED      REINVESTMENT     REDEEMED      (DECREASE)
                                     -----------------  ------------   -----------   ------------   ------------   ------------
Income Equity Fund
  A Shares.........................  November 30, 1997      286,545             -          5,305       (102,845)       189,005
  A Shares.........................  May 31, 1997           456,258             -         20,378       (299,650)       176,986
  B Shares.........................  November 30, 1997      285,727             -          2,444        (61,517)       226,654
  B Shares.........................  May 31, 1997           487,593             -          8,139       (108,511)       387,221
  I Shares.........................  November 30, 1997   16,299,440    13,451,708        128,714    (14,831,769)    15,048,093
  I Shares.........................  May 31, 1997         6,080,949             -         69,140     (1,703,263)     4,446,826
ValuGrowth-SM- Stock Fund
  A Shares.........................  November 30, 1997      129,479             -         68,160        (78,997)       118,642
  A Shares.........................  May 31, 1997           129,010             -         76,755       (127,445)        78,320
  B Shares.........................  November 30, 1997       29,791             -         24,293        (17,243)        36,841
  B Shares.........................  May 31, 1997            48,421             -         25,310        (35,598)        38,133
  I Shares.........................  November 30, 1997   17,333,443    17,761,393          1,785    (17,615,317)    17,481,304
  I Shares.........................  May 31, 1997         1,270,685             -         62,286     (1,057,238)       275,733
Diversified Equity Fund
  A Shares.........................  November 30, 1997      311,017             -              -        (49,474)       261,543
  A Shares.........................  May 31, 1997           688,908             -          4,817        (89,797)       603,928
  B Shares.........................  November 30, 1997      463,835             -              -        (45,821)       418,014
  B Shares.........................  May 31, 1997           875,773             -          3,939        (26,943)       852,769
  I Shares.........................  November 30, 1997    4,207,329             -              -     (3,789,793)       417,536
  I Shares.........................  May 31, 1997         9,526,934             -        338,461     (6,338,921)     3,526,474
Growth Equity Fund
  A Shares.........................  November 30, 1997      138,787             -              -        (51,870)        86,917
  A Shares.........................  May 31, 1997           468,640             -          7,941       (155,931)       320,650
  B Shares.........................  November 30, 1997       82,678             -              -        (15,916)        66,762
  B Shares.........................  May 31, 1997           253,247             -          3,244        (10,702)       245,789
  I Shares.........................  November 30, 1997    2,805,937             -              -     (3,457,779)      (651,842)
  I Shares.........................  May 31, 1997         8,961,272             -        576,046     (7,274,990)     2,262,328
Small Company Stock Fund
  A Shares.........................  November 30, 1997      419,958             -         21,971       (370,437)        71,492
  A Shares.........................  May 31, 1997           192,692             -         30,374        (82,668)       140,398
  B Shares.........................  November 30, 1997       36,291             -         14,900        (18,327)        32,864
  B Shares.........................  May 31, 1997            95,993             -         21,752        (40,086)        77,659
  I Shares.........................  November 30, 1997    4,801,100     2,892,754         84,329     (4,723,110)     3,055,073
  I Shares.........................  May 31, 1997         4,669,144             -        103,596     (2,126,789)     2,645,951
Small Cap Opportunities Fund(a)
  A Shares.........................  November 30, 1997      111,124             -              -         (6,098)       105,026
  A Shares.........................  May 31, 1997            26,610             -              -           (276)        26,334
  B Shares.........................  November 30, 1997       70,184             -              -         (2,201)        67,983
  B Shares.........................  May 31, 1997             7,999             -              -              -          7,999
  I Shares.........................  November 30, 1997    4,370,383             -              -       (542,835)     3,827,548
  I Shares.........................  May 31, 1997         4,193,736             -            850       (303,869)     3,890,717
International Fund
  A Shares.........................  November 30, 1997       55,498             -              -        (15,161)        40,337
  A Shares.........................  May 31, 1997            65,020             -            731        (16,799)        48,952
  B Shares.........................  November 30, 1997       18,015             -              -         (3,378)        14,637
  B Shares.........................  May 31, 1997            35,177             -             87         (8,379)        26,885
  I Shares.........................  November 30, 1997    1,466,508             -              -       (588,997)       877,511
  I Shares.........................  May 31, 1997         4,508,576             -         68,362     (1,271,670)     3,305,268

(a) Inception date for the Fund was June 1, 1996.

                                                                    [LOGO]

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)         NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 NOTE 7. COMMON TRUST FUND CONVERSION

In exchange for portfolio securities of certain common trust funds managed by Norwest, Income Equity, ValuGrowth-SM- Stock and Small Company Stock issued I shares to the common trust funds. Immediately after this conversion, the common trust funds distributed the I shares of these Funds to the investors of the common trust funds and ceased operations.

 NOTE 8. MERGER OF FUNDS

On May 17, 1996, Stable Income Fund, Intermediate Government Income Fund and Income Equity Fund ("Acquiring Funds") acquired all of the assets and liabilities of Adjusted U.S. Government Reserve Fund, Government Income Fund and Income Stock Fund ("Target Funds"), respectively, pursuant to a plan of reorganization and liquidation approved by the shareholders on May 13, 1996. The acquisition was accomplished by a tax free exchange of assets and liabilities of the individual Target Funds for shares of the existing Acquiring Fund, and the distribution of such shares to the Target Funds' shareholders and the subsequent termination of the respective Target Funds.

The Stable Income Fund issued the following shares in exchange for the assets and liabilities, including unrealized appreciation and accumulated net realized capital losses of the Adjustable U.S. Government Reserve Fund:

           STABLE INCOME FUND                       ADJUSTABLE U.S. GOVERNMENT RESERVE FUND
-----------------------------------------   --------------------------------------------------------
                            MAY 17, 1996    UNREALIZED   ACCUMULATED                   MAY 17, 1996
   SHARE        SHARES        PER SHARE        GAIN        NET GAIN     MAY 17, 1996     PER SHARE
   CLASS        ISSUED          VALUE         (LOSS)        (LOSS)       NET ASSETS        VALUE
------------  -----------   -------------   ----------   ------------   ------------   -------------
A Shares        1,588,229         $10.24    $(422,368)   $(4,968,020)   $16,263,468          $ 9.40
B Shares           38,476          10.24        4,677        (33,733)       393,994            9.36
I Shares        1,646,222          10.24       92,660     (2,270,066)    16,857,313            9.40
                                            ----------   ------------   ------------
                                            $(325,031)   $(7,271,819)   $33,514,775
                                            ----------   ------------   ------------
                                            ----------   ------------   ------------

Immediately after the exchange, combined net assets were: A Shares, $16,280,721; B Shares, $741,524; and I Shares, $82,560,262.

The Intermediate Government Income Fund issued the following shares in exchange for the assets and liabilities, including unrealized depreciation and accumulated net realized capital losses of the Government Income Fund:

  INTERMEDIATE GOVERNMENT INCOME FUND                        GOVERNMENT INCOME FUND
---------------------------------------   -------------------------------------------------------------
                          MAY 17, 1996                     ACCUMULATED                    MAY 17, 1996
  SHARE       SHARES        PER SHARE      UNREALIZED        NET GAIN      MAY 17, 1996     PER SHARE
  CLASS       ISSUED          VALUE        GAIN (LOSS)        (LOSS)        NET ASSETS        VALUE
----------  -----------   -------------   -------------   --------------   -------------  -------------
A Shares      1,724,803         $10.97    $  5,553,969    $  (2,372,866)   $ 18,921,088         $ 8.57
B Shares        987,229          10.97           5,528       (1,329,344)     10,829,902           8.56
I Shares     32,282,358          10.97     (10,807,493)     (17,017,680)    354,137,467           8.57
                                          -------------   --------------   -------------
                                          $ (5,247,996)   $ (20,719,890)   $383,888,457
                                          -------------   --------------   -------------
                                          -------------   --------------   -------------

Immediately after the exchange, combined net assets were: A Shares, $18,958,902; B Shares, $10,829,902; and I Shares, $401,687,938.

The Income Equity Fund issued the following shares in exchange for the assets and liabilities, including unrealized appreciation and accumulated net realized capital losses of the Income Stock Fund:

            INCOME EQUITY FUND                                 INCOME STOCK FUND
------------------------------------------   ------------------------------------------------------
                             MAY 17, 1996                  ACCUMULATED                MAY 17, 1996
   SHARE         SHARES        PER SHARE      UNREALIZED   NET GAIN    MAY 17, 1996     PER SHARE
   CLASS         ISSUED          VALUE       GAIN (LOSS)    (LOSS)      NET ASSETS        VALUE
-----------   ------------   -------------   ------------  ---------   -------------  -------------
A Shares         1,053,473         $27.43    $ 6,204,781   $ 64,930    $ 28,896,764         $14.20
B Shares           602,328          27.42      2,169,156     47,510      16,515,834          14.09
I Shares         5,314,997          27.43     29,080,757     54,367     145,790,368          14.21
                                             ------------  ---------   -------------
                                             $37,454,694   $166,807    $191,202,966
                                             ------------  ---------   -------------
                                             ------------  ---------   -------------

                                                                    [LOGO]

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)         NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 NOTE 8. MERGER OF FUNDS (CONTINUED)

Immediately after the exchange, combined net assets were: A Shares, $29,152,935; B Shares, $16,971,366; and I Shares, $227,899,458.

 NOTE 9. CONCENTRATION OF CREDIT RISK

The Colorado Tax-Free and Minnesota Tax-Free Funds invest substantially all of their assets in debt obligations of issuers located in the states of Colorado and Minnesota, respectively. The issuers' abilities to meet their obligations may be affected by Colorado and Minnesota economic or political developments.

                                                                    [LOGO]

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)         NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 EXHIBIT A--ADDITIONAL EXPENSE INFORMATION

                                                                                                FEES WAIVED
                                                        FEES                 -------------------------------------------------
                                          --------------------------------   CUSTODIAN                               EXPENSES
                                                               CUSTODIAN        AND                                 REIMBURSED
                                                             AND TRANSFER    TRANSFER                                BY FFSI/
                                              ADVISORY           AGENT         AGENT       ADVISER     FFSI/ FAS       FAS
                                          ----------------   -------------   ---------   -----------   ----------   ----------
Stable Income Fund......................             -            0.25%      $ 38,108    $         -   $   43,917   $  13,743
Intermediate Government Income Fund.....          0.33%           0.25%             -              -       98,373       4,907
Income Fund.............................          0.50%           0.25%(c)     66,979         90,387       86,050      14,147
Total Return Bond Fund..................             -            0.25%        15,298              -        5,592      11,619
Tax-Free Income Fund....................          0.50%           0.25%(c)    144,879        337,892       39,095       4,326
Colorado Tax-Free Fund..................          0.50%(a)        0.25%(c)     45,477         78,044       18,592           -
Minnesota Tax-Free Fund.................          0.50%(a)        0.25%(c)     29,258         86,163       25,224           -
Income Equity Fund......................             -            0.25%        50,030              -       73,838           -
ValuGrowth-SM- Stock Fund...............          0.80%(b)        0.25%(c)    400,966          2,907       21,120       3,560
Diversified Equity Fund.................             -            0.25%       124,030        615,193      147,440       5,028
Growth Equity Fund......................             -            0.25%       152,317        145,337      205,717       9,603
Small Company Stock Fund................             -            0.25%       114,500              -       27,600       9,144
Small Cap Opportunities Fund............             -            0.25%        89,485              -       42,827      32,650
International Fund......................             -            0.25%             -              -        4,543       5,677


                                          TOTAL FEES
                                          WAIVED AND
                                           EXPENSES
                                          REIMBURSED
                                          ----------
Stable Income Fund......................  $  95,768
Intermediate Government Income Fund.....    103,280
Income Fund.............................    257,563
Total Return Bond Fund..................     32,509
Tax-Free Income Fund....................    526,192
Colorado Tax-Free Fund..................    142,113
Minnesota Tax-Free Fund.................    140,645
Income Equity Fund......................    123,868
ValuGrowth-SM- Stock Fund...............    428,553
Diversified Equity Fund.................    891,691
Growth Equity Fund......................    512,974
Small Company Stock Fund................    151,244
Small Cap Opportunities Fund............    164,962
International Fund......................     10,220

(a) For the first $300 million of average net assets of the Fund, declining to 0.42% for average net assets in excess of $700 million.

(b) For the first $300 million of average net assets of the Fund, declining to 0.72% for average net assets in excess of $700 million.

(c) In addition to the transfer agent fee, the custody fee is 0.02% for the first $100 million of average net assets of the Fund, declining to 0.01% for average net assets in excess of $200 million.

 EXHIBIT B--ADDITIONAL INVESTMENT/SECURITIES INFORMATION

                                     COST          PROCEEDS                      UNREALIZED
                                      OF             FROM       ---------------------------------------------        TAX
                                  PURCHASES         SALES       APPRECIATION    DEPRECIATION         NET          COST BASIS
                                --------------   ------------   -------------   -------------   -------------   --------------
Stable Income Fund............  $           NA   $         NA   $         NA    $         NA    $          NA   $  134,503,391
Intermediate Government Income
 Fund.........................     206,755,304    205,300,855             NA              NA               NA      381,688,193
Income Fund...................     207,504,325    184,702,415      7,225,149          98,943        7,126,206      270,609,076
Total Return Bond Fund........              NA             NA             NA              NA               NA      138,348,209
Tax-Free Income Fund..........     258,667,228    227,196,607     13,792,669              NA       13,792,669      301,858,468
Colorado Tax-Free Fund........      25,387,853     21,117,715      3,406,266              NA        3,406,266       59,104,386
Minnesota Tax-Free Fund.......              NA             NA      2,485,422           3,212        2,482,210       55,519,591
Income Equity Fund............      27,078,552     17,011,316             NA              NA               NA    1,122,779,563
ValuGrowth-SM- Stock Fund.....              NA             NA    174,106,863      10,995,977      163,110,886      484,164,733
Diversified Equity Fund.......     202,750,945    243,599,485             NA              NA               NA    1,452,703,964
Growth Equity Fund............              NA             NA             NA              NA               NA      981,752,611
Small Company Stock Fund......              NA             NA             NA              NA               NA      216,226,986
Small Cap Opportunities
 Fund.........................              NA             NA             NA              NA               NA      180,108,995
International Fund............              NA             NA             NA              NA               NA      238,370,553

                                  CAPITAL
                                    LOSS
                                CARRYOVERS(A)
                                ------------
Stable Income Fund............  $ 7,288,543
Intermediate Government Income
 Fund.........................   24,283,206
Income Fund...................   17,757,682
Total Return Bond Fund........      466,225
Tax-Free Income Fund..........    8,242,972
Colorado Tax-Free Fund........      836,690
Minnesota Tax-Free Fund.......      446,909
Income Equity Fund............            -
ValuGrowth-SM- Stock Fund.....            -
Diversified Equity Fund.......            -
Growth Equity Fund............            -
Small Company Stock Fund......            -
Small Cap Opportunities
 Fund.........................            -
International Fund............      658,163

(a) Expiring in various years through 2005.

                                                                    [LOGO]

 SCHEDULES OF INVESTMENTS (UNAUDITED)                          NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                           STABLE INCOME FUND
----------------------------------------------------
          N/A   Stable Income Portfolio of Core Trust
                  (Delaware)(d)                           $   134,865,200
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $134,503,391)
                                                          $   134,865,200
                                                          ---------------
                                                          ---------------
----------------------------------------------------
                   INTERMEDIATE GOVERNMENT INCOME FUND
----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (6.3%)
    6,298,383   AMBS, Series AS-1006 1, 7.49%, 1/25/12    $     6,610,349
    4,592,682   AMBS, Series BA-1001 1, 6.92%, 1/25/03          4,652,961
    3,217,305   AMBS, Series CS-1001 1, 7.19%, 7/25/01          3,284,164
    9,416,000   AMBS, Series CS-1001 1, 7.42%, 7/25/02          9,751,445
                                                          ---------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST
  $24,033,798)                                                 24,298,919
                                                          ---------------
GOVERNMENT AGENCY BONDS & NOTES (8.1%)
FHLB (6.5%)
    5,000,000   7.59%, 3/10/05                                  5,437,900
    9,000,000   6.41%, 10/11/05                                 9,148,860
   10,000,000   6.44%, 12/12/11                                10,574,100
                                                          ---------------

TOTAL FHLB (COST $24,331,581)                                  25,160,860
                                                          ---------------
FHLMC (1.1%)
    4,000,000   8.07%, 1/27/05 (cost $4,583,750)                4,432,640
                                                          ---------------
OTHER (0.5%)
    2,000,000   TVA, 8.38%, 10/1/99 (cost $2,041,140)           2,080,800
                                                          ---------------

TOTAL GOVERNMENT AGENCY BONDS & NOTES (COST $30,956,471)
                                                               31,674,300
                                                          ---------------
MORTGAGE BACKED SECURITIES (17.6%)
FHLMC (8.2%)
   23,264,479   Gold Pool C80461, 7.00%, 12/1/26               23,388,014
    8,685,906   Gold Pool D70924, 6.50%, 5/1/26                 8,550,232
                                                          ---------------

TOTAL FHLMC (COST $31,262,658)                                 31,938,246
                                                          ---------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
             INTERMEDIATE GOVERNMENT INCOME FUND (continued)
----------------------------------------------------

MORTGAGE BACKED SECURITIES (continued)

FNMA (4.2%)
   10,211,904   Pool 73595, 7.43%, 8/1/06                 $    10,956,965
    4,963,698   Pool 73806, 7.30%, 12/1/11                      5,298,151
                                                          ---------------

TOTAL FNMA (COST $15,396,859)                                  16,255,116
                                                          ---------------
GNMA (5.2%)
   19,532,165   Pool 445071, 7.50%, 1/15/27 (cost
                  $19,538,268)                                 19,959,528
                                                          ---------------

TOTAL MORTGAGE BACKED SECURITIES (COST $66,197,785)
                                                               68,152,890
                                                          ---------------
U.S. TREASURY OBLIGATIONS (67.8%)
U.S. TREASURY BONDS (11.7%)
   14,000,000   11.75%, 2/15/01(c)                             16,451,400
   13,000,000   12.75%, 11/15/10                               18,506,540
    8,000,000   10.38%, 11/15/12                               10,573,200
                                                          ---------------

TOTAL U.S. TREASURY BONDS (COST $45,201,636)
                                                               45,531,140
                                                          ---------------
U.S. TREASURY NOTES (56.1%)
   13,000,000   9.13%, 5/15/99                                 13,596,180
   25,000,000   7.75%, 11/30/99(c)                             25,921,000
    8,000,000   8.50%, 11/15/00                                 8,574,080
   10,000,000   6.63%, 6/30/01(c)                              10,249,700
   38,500,000   7.50%, 11/15/01                                40,712,595
    2,000,000   6.25%, 2/28/02(c)                               2,029,440
   15,000,000   7.88%, 11/15/04(c)                             16,696,650
   42,000,000   6.88%, 5/15/06(c)                              44,693,880
   33,000,000   7.00%, 7/15/06(c)                              35,399,430
   19,000,000   6.50%, 10/15/06(c)                             19,763,610
                                                          ---------------

TOTAL U.S. TREASURY NOTES (COST $214,570,440)
                                                              217,636,565
                                                          ---------------

TOTAL U.S. TREASURY OBLIGATIONS (COST $259,772,076)
                                                              263,167,705
                                                          ---------------
SHORT-TERM HOLDINGS (0.2%)
      728,063   Dreyfus Treasury Cash Management A
                  Series Fund (cost $728,063)                     728,063
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $381,688,193)
                                                          $   388,021,877
                                                          ---------------
                                                          ---------------

                                                                    [LOGO]
See Notes to Schedules of Investments.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                               INCOME FUND
----------------------------------------------------
ASSET BACKED SECURITIES (13.9%)
    4,998,518   First Plus Home Loan Trust, Series
                  1996-2 A5, 7.47%, 2/20/11               $     5,124,930
    7,444,432   First USA Consumer Trust, A, 6.50%,
                  9/15/02                                       7,456,068
    7,000,000   Green Tree Financial Corp., Series
                  1997-6 A7, 7.14%, 1/15/29                     7,166,250
    9,473,209   Mid-State Trust, Series 1997-6 A1,
                  7.34%, 7/1/35                                 9,791,083
    6,600,000   PSB Lending Trust, Series 1997-2 A5,
                  7.63%, 11/20/23                               6,726,845
    2,300,000   Pacific Gas & Electric, Series 1997-1
                  A3, 6.15%, 6/25/00                            2,298,921
                                                          ---------------
TOTAL ASSET BACKED SECURITIES (COST $37,796,265)
                                                               38,564,097
                                                          ---------------
CORPORATE BONDS & NOTES (34.3%)
    5,000,000   ABN Amro Bank, Chicago, 7.55%, 6/28/06          5,316,850
    6,000,000   AMBAC, Inc., 9.38%, 8/1/11                      7,482,720
    6,000,000   American Home Products Corp., 7.25%,
                  3/1/23                                        6,285,420
    3,000,000   Bayerische Landesbank, New York, 6.20%,
                  2/9/06                                        2,961,690
    5,000,000   Bear Stearns Cos., Inc., 7.00%, 3/1/07          5,125,600
    7,000,000   Campbell Soup Co., 8.88%, 5/1/21                8,756,580
    4,000,000   Caterpillar Inc., 9.38%, 3/15/21                5,166,360
    5,000,000   Consolidated Natural Gas Co., 6.63%,
                  12/1/08                                       5,079,900
    4,800,000   Dillard Department Stores, Inc., 9.13%,
                  8/1/11                                        5,874,336
    6,000,000   Ford Motor Co., 9.50%, 9/15/11                  7,489,080
    6,000,000   General Electric Capital Corp., 8.70%,
                  2/15/03                                       6,671,220
    7,000,000   Lehman Brothers Holdings, Inc., 8.50%,
                  8/1/15                                        8,030,540
    5,000,000   Oracle Corp., 6.72%, 2/15/04                    5,067,450
    5,000,000   Royal Carribbean Cruises, 7.25%, 8/15/06        5,175,050
    5,000,000   Tosco Corp., 7.80%, 1/1/27                      5,467,100

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                         INCOME FUND (continued)
----------------------------------------------------

CORPORATE BONDS & NOTES (continued)

    5,000,000   Wal-Mart Stores, Inc., 9.10%, 7/15/00     $     5,358,400
                                                          ---------------

TOTAL CORPORATE BONDS & NOTES (COST $92,453,102)
                                                               95,308,296
                                                          ---------------
MORTGAGE BACKED SECURITIES (13.5%)
FHLMC (6.6%)
    9,693,533   Gold Pool C80461, 7.00%, 12/1/26                9,745,006
    8,685,906   Gold Pool D70924, 6.50%, 5/1/26                 8,550,232
                                                          ---------------

TOTAL FHLMC (COST $17,844,384)                                 18,295,238
                                                          ---------------
FNMA (6.9%)
    9,554,302   Pool 250547, 6.00%, 3/1/26                      9,178,149
    8,969,003   Pool 375112, 7.78%, 5/1/15                      9,965,818
                                                          ---------------

TOTAL FNMA (COST $18,550,313)                                  19,143,967
                                                          ---------------

TOTAL MORTGAGE BACKED SECURITIES (COST $36,394,697)
                                                               37,439,205
                                                          ---------------
MUNICIPAL NOTES (1.5%)
    4,000,000   Denver, CO, City and County SD #1, RV,
                  AMBAC insured, 6.49%, 12/15/02 (cost
                  $4,000,000)                                   4,049,360
                                                          ---------------
U.S. TREASURY OBLIGATIONS (36.2%)
U.S. TREASURY BONDS (15.0%)
    6,500,000   10.75%, 5/15/03(c)                              7,962,175
    8,000,000   10.38%, 11/15/12(c)                            10,573,200
    7,000,000   8.75%, 5/15/17(c)                               9,076,760
   12,000,000   7.50%, 11/15/24(c)                             14,172,480
                                                          ---------------

TOTAL U.S. TREASURY BONDS (COST $46,968,045)
                                                               41,784,615
                                                          ---------------
U.S. TREASURY NOTES (21.2%)
    3,000,000   7.75%, 11/30/99                                 3,110,520
    8,000,000   8.50%, 11/15/00                                 8,574,080
   13,000,000   7.88%, 8/15/01(c)                              13,863,850
    5,500,000   7.50%, 11/15/01(c)                              5,816,086
    4,000,000   7.25%, 5/15/04                                  4,295,120
    4,000,000   7.88%, 11/15/04(c)                              4,452,440
    7,000,000   7.00%, 7/15/06(c)                               7,508,970

                                                                    [LOGO]
See Notes to Schedules of Investments.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                         INCOME FUND (continued)
----------------------------------------------------

U.S. TREASURY OBLIGATIONS (continued)
U.S. TREASURY NOTES (continued)

    4,000,000   6.50%, 10/15/06(c)                        $     4,160,760
    5,000,000   9.88%, 11/15/15                                 7,042,000
                                                          ---------------

TOTAL U.S. TREASURY NOTES (COST $51,231,084)
                                                               58,823,826
                                                          ---------------

TOTAL U.S. TREASURY OBLIGATIONS (COST $98,199,129)
                                                              100,608,441
                                                          ---------------
SHORT-TERM HOLDINGS (0.6%)
    1,765,883   Dreyfus Cash Management Fund (cost
                  $1,765,883)                                   1,765,883
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $270,609,076)
                                                          $   277,735,282
                                                          ---------------
                                                          ---------------
----------------------------------------------------
                         TOTAL RETURN BOND FUND
----------------------------------------------------
          N/A   Total Return Bond Portfolio of Core
                  Trust (Delaware)(d)                     $   139,644,765
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $138,348,209)
                                                          $   139,644,765
                                                          ---------------
                                                          ---------------
----------------------------------------------------
                          TAX-FREE INCOME FUND
----------------------------------------------------
MUNICIPALS BONDS (96.6%)
ALABAMA (1.5%)
    5,000,000   Alabama Special Care Facilities
                  Financing Authority, Health Care RV,
                  Daughters Charity, St. Vincents,
                  5.00%, 11/1/25                          $     4,678,900
                                                          ---------------
ARIZONA (1.2%)
    3,000,000   Maricopa County, AZ, Union SD #48, GO
                  Bonds, School Improvements, 9.00%,
                  7/1/05                                        3,864,300
                                                          ---------------
CALIFORNIA (0.7%)
    1,910,000   Los Angeles, CA, Community Redevelopment
                  Agency Housing RV, Monterey Hills
                  Redevelopment Project, Series A,
                  8.20%, 12/1/13                                2,163,954
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                    TAX-FREE INCOME FUND (continued)
----------------------------------------------------

MUNICIPALS BONDS (continued)

COLORADO (15.8%)
    6,390,000   Adams County, CO, SFM RV, Series A-2,
                  8.70%, 6/1/12                           $     6,947,528
    1,750,000   Arapahoe County, CO, Utilities RV, Water
                  & Wastewater Authority Revenue, 6.25%,
                  12/1/20                                       1,806,210
    1,950,000   Castle Rock Ranch, CO, PFA RV, 5.70%,
                  12/1/06(b)                                    2,069,067
    1,000,000   Colorado HFA, GO Bonds, Series A, 7.40%,
                  5/1/11                                        1,065,760
    3,000,000   Colorado HFA, MFHR Bonds, Series C,
                  5.65%, 10/1/15                                3,006,540
    1,500,000   Colorado HFA, SFM RV, Series A-2, 7.15%,
                  11/1/14                                       1,691,190
    2,820,000   Colorado HFA, SFM RV, Series B-2, 7.50%,
                  12/1/16                                       3,220,693
    3,855,000   Colorado HFA, SFM RV, Series C, 7.90%,
                  12/1/24                                       4,318,795
    3,720,000   Colorado HFA, SFM RV, Series D-1,
                  remarketed 7/15/94, 8.00%, 12/1/24            4,220,861
    2,660,000   Colorado HFA, SFM RV, Series D-2,
                  remarketed 11/15/94, 8.13%, 6/1/25            3,021,175
    5,200,000   Denver, CO, Urban Renewal Authority, Tax
                  Increment RV, remarketed 6/15/94,
                  9.13%, 9/1/17(e)                              6,180,304
   11,000,000   E-470 Public Highway Authority, CO,
                  Transportation RV, Capital
                  Appreciation, Series B, MBIA insured,
                  0.00% (5.47% effective yield), 9/1/18         3,661,460
    3,500,000   El Paso County, CO, SD #11, Colorado
                  Springs, GO Bonds, 7.10%, 12/1/17             4,351,130
      795,000   Logan County, CO, SFM RV, Series 1992 A,
                  8.50%, 11/1/11                                  853,162
    1,000,000   Northern Metropolitan District, CO, RV,
                  Adams County, 6.50%, 12/1/16(e)               1,013,050
    1,000,000   Tellar County, CO, COP, 5.88% VR,
                  12/1/24                                       1,030,110

                                                                    [LOGO]
See Notes to Schedules of Investments.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                    TAX-FREE INCOME FUND (continued)
----------------------------------------------------

MUNICIPALS BONDS (continued)
COLORADO (continued)

      990,000   Vail, CO, SFM RV, Series A, 8.13%,
                  6/1/10                                  $     1,073,081
                                                          ---------------
                                                               49,530,116
                                                          ---------------
FLORIDA (1.1%)
    3,000,000   Lakeland, FL, Electric & Water RV, FGIC
                  insured, 6.00%, 10/1/14                       3,347,700
                                                          ---------------
GEORGIA (1.2%)
    3,650,000   Georgia Municipal Electric Authority
                  Power RV, Series BB, MBIA insured,
                  5.25%, 1/1/25                                 3,655,074
                                                          ---------------
HAWAII (2.4%)
    7,250,000   Hawaii State Department of Budget &
                  Finance, Health Care RV, The Queens
                  Health Systems, Series A, 5.75%,
                  7/1/26                                        7,452,275
                                                          ---------------
IDAHO (0.2%)
      500,000   Pocatello, ID, IDA RV, Allocation Tax
                  Increment, Series B, 7.25%, 12/1/08             536,070
                                                          ---------------
ILLINOIS (9.4%)
    1,800,000   Illinois Development Financial Authority
                  RV, Community Rehabilitation
                  Providers, Series A, 7.88%, 7/1/20(e)         2,196,270
    1,000,000   Illinois Development Financial Authority
                  RV, Community Rehabilitation
                  Providers, Series A, 7.88%, 7/1/20(e)         1,112,060
    1,655,000   Illinois Educational Facilities
                  Authority RV, Capital Appreciation,
                  ETM, 0.00% (6.22% effective yield),
                  7/1/14                                          624,316
    1,120,000   Illinois Health Facilities Authority RV,
                  Edgewater Medical Center, Series A,
                  9.25%, 7/1/24(e)                              1,340,002
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                    TAX-FREE INCOME FUND (continued)
----------------------------------------------------

MUNICIPALS BONDS (continued)
ILLINOIS (continued)

    3,000,000   Illinois Health Facilities Authority RV,
                  Victory Health Services, Series A,
                  5.75%, 8/15/27                          $     3,025,980
    1,025,000   Lake County, IL, Community Unit SD #116,
                  Educational Facilities RV, Rund Lake,
                  7.60%, 2/1/13                                 1,277,181
    7,350,000   Regional Transportation Authority, IL,
                  Sales Tax RV, Series D, FGIC insured,
                  7.75%, 6/1/19                                 9,716,774
    8,000,000   Regional Transportation Authority, IL,
                  Transportation RV, FGIC insured,
                  6.00%, 6/1/23                                 8,874,240
      700,000   Waukegan, IL, Board Libor Trustees,
                  Economic Development RV, Libor
                  Building Notes, 5.90%, 1/1/17                   718,879
    2,000,000   Will County, IL, Unit SD #365, GO Bonds,
                  Series B, 0.00% (5.60% effective
                  yield), 11/1/16                                 729,600
                                                          ---------------
                                                               29,615,302
                                                          ---------------
INDIANA (0.9%)
    2,900,000   Indiana Transportation Financial
                  Authority Highway RV, Series A, AMBAC
                  insured, 5.25%, 6/1/15                        2,961,799
                                                          ---------------
KANSAS (2.7%)
    3,175,000   Kansas State, DOT, Highway RV, Series A,
                  7.25%, 9/1/08                                 3,873,310
    4,150,000   Sedgwick & Shawnee Counties, KS, SFM RV,
                  Mortgage Backed Securities, Series
                  A-2, Step Coupon, GNMA COLL, 5.50%,
                  6/1/29                                        4,585,750
                                                          ---------------
                                                                8,459,060
                                                          ---------------

                                                                    [LOGO]
See Notes to Schedules of Investments.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                    TAX-FREE INCOME FUND (continued)
----------------------------------------------------

MUNICIPALS BONDS (continued)

LOUISIANA (0.9%)
      435,000   East Baton Rouge, LA, Mortgage Finance
                  Authority, SFM RV, Series C, GNMA
                  COLL, 8.38%, 2/1/17                     $       453,096
    5,000,000   Rapides Parish, LA, Housing & Mortgage
                  Finance Authority, Capital
                  Appreciation RV, Series C, 0.00%,
                  (7.45% effective yield), 7/10/14              1,646,800
    2,900,000   St. Bernard Parish, LA, Housing Mortgage
                  Agency, SFM RV, Series 1992 C, 0.00%,
                  (7.65% effective yield), 7/10/14                850,309
                                                          ---------------
                                                                2,950,205
                                                          ---------------
MASSACHUSETTS (9.8%)
    1,500,000   Massachusetts Bay Transportation
                  Authority, General Transporation
                  System RV, Series A, 5.63%, 3/1/26            1,523,820
    4,000,000   Massachusetts Bay Transportation
                  Authority, General Transporation
                  System RV, Series A, FGIC insured,
                  5.00%, 3/1/27                                 3,839,480
    5,325,000   Massachusetts Bay Transportation
                  Authority, General Transportation
                  System RV, Series B, 6.20%, 3/1/16            5,991,264
    2,500,000   Massachusetts State College Building
                  Authority, Educational Facilities RV,
                  Series A, 7.50%, 5/1/14                       3,152,200
    2,500,000   Massachusetts State, GO Bonds, Series D,
                  5.00%, 11/1/16                                2,443,075
    3,000,000   Massachusetts State Turnpike Authority,
                  Metropolitan Highway System RV, Series
                  A, MBIA insured, 5.13%, 1/1/17                2,965,320
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                    TAX-FREE INCOME FUND (continued)
----------------------------------------------------

MUNICIPALS BONDS (continued)
MASSACHUSETTS (continued)

   11,000,000   Massachusetts State Turnpike Authority,
                  Metropolitan Highway System RV, Series
                  A, MBIA insured, 5.00%, 1/1/37          $    10,457,370
      590,000   New Bedford, MA, IDA RV, Aerovox Inc.,
                  Project, Series 1982, 7.42%, 7/1/02(e)          596,897
                                                          ---------------
                                                               30,969,426
                                                          ---------------
MICHIGAN (3.4%)
    3,500,000   Michigan Municipal Bond Authority RV,
                  State Revolving Fund, 5.13%, 10/1/20          3,423,700
    1,765,000   Oakland County, MI, Economic Development
                  Corp. Limited Obligated RV, First of
                  America LOC, 5.50%, 6/1/14                    1,770,966
    2,025,000   Springport, MI, Public Schools, GO
                  Bonds, MBIA insured, 5.15%, 5/1/22            1,986,302
    2,760,000   Wayland, MI, Unified SD, GO Bonds, FGIC
                  insured, 8.00%, 5/1/10                        3,567,134
                                                          ---------------
                                                               10,748,102
                                                          ---------------
MISSISSIPPI (0.2%)
    2,000,000   Mississippi Home Corp., Residual Capital
                  Appreciation RV, Series 1992 II, 0.00%
                  (7.38% effective yield), 4/15/12                736,560
                                                          ---------------
NEBRASKA (0.5%)
    1,000,000   Nebraska Investment Financial Authority
                  RV, Catholic Health Initiatives,
                  Series A, 5.13%, 12/1/17                        968,980
      795,000   Nebraska Investment Financial Authority
                  RV, Catholic Health Initiatives,
                  Series A, 5.13%, 12/1/21                        762,675
                                                          ---------------
                                                                1,731,655
                                                          ---------------

                                                                    [LOGO]
See Notes to Schedules of Investments.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                    TAX-FREE INCOME FUND (continued)
----------------------------------------------------

MUNICIPALS BONDS (continued)

NEVADA (4.2%)
      620,000   Nevada Housing Division, SFM RV, Series
                  C-1, 5.45%, 4/1/10                      $       624,123
   12,760,000   Nevada State, GO Bonds, Colorado River
                  Commonwealth-Power Delivery, Series A,
                  5.25%, 9/15/27                               12,551,246
                                                          ---------------
                                                               13,175,369
                                                          ---------------
NEW HAMPSHIRE (0.7%)
    1,590,000   New Hampshire HEHFA RV, New London
                  Hospital Association Project, 7.00%,
                  6/1/00                                        1,648,957
      500,000   New Hampshire HEFA RV, Androscoggin
                  Valley Hospital, AMBAC insured, 5.38%,
                  11/1/27                                         515,175
                                                          ---------------
                                                                2,164,132
                                                          ---------------
NEW MEXICO (4.6%)
    5,295,000   Bernalillo County, NM, Gross Receipts
                  Tax RV, Series B, 5.70%, 4/1/27               5,690,801
    1,200,000   Hobbs, NM, SFM RV, 8.75%, 7/1/11                1,344,300
    6,585,000   Santa Fe County, NM, Correctional
                  Systems RV, FSA LOC, 6.00%, 2/1/27            7,424,719
                                                          ---------------
                                                               14,459,820
                                                          ---------------
NEW YORK (5.1%)
   12,500,000   New York, NY, City Municipal Water
                  Finance Authority, Water & Sewer
                  System RV, Series B, 5.75%, 6/15/29          12,878,375
      110,000   New York, NY, GO Bonds, Series B-1,
                  7.30%, 8/15/10                                  126,413
    1,370,000   New York, NY, GO Bonds, Series B-1,
                  7.30%, 8/15/10, P/R 8/15/04 @ 101             1,611,956
    1,300,000   New York, NY, GO Bonds, Series B-1,
                  7.38%, 8/15/13                                1,499,511
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                    TAX-FREE INCOME FUND (continued)
----------------------------------------------------

MUNICIPALS BONDS (continued)
NEW YORK (continued)

       65,000   New York, NY, GO Bonds, Series B-1,
                  7.38%, 8/15/13, P/R 8/15/04 @ 101       $        76,470
                                                          ---------------
                                                               16,192,725
                                                          ---------------
NORTH DAKOTA (0.9%)
    3,000,000   Fargo, ND, Health System RV, Meritcare
                  Obligatee Group, Series A, MBIA
                  insured, 5.38%, 6/1/27                        2,971,500
                                                          ---------------
OHIO (0.1%)
      350,000   Cleveland, OH, Cuyahoga County Port
                  Authorities RV, Rock & Roll Hall of
                  Fame, 5.35%, 12/1/04                            361,340
                                                          ---------------
OKLAHOMA (0.4%)
    1,245,000   Tulsa, OK, IDA RV, University of Tulsa,
                  Series A, MBIA insured, 6.00%, 10/1/16        1,373,148
                                                          ---------------
OREGON (1.5%)
    1,685,000   Clackamas & Washington Counties, OR, SD
                  #3 Junction, GO Bonds, Series B, FGIC
                  insured, 5.00%, 6/1/17                        1,646,009
    2,490,000   Emerald Peoples Utilities District, OR,
                  Utilities RV, FGIC insured, 7.35%,
                  11/1/12                                       3,125,822
                                                          ---------------
                                                                4,771,831
                                                          ---------------
PENNSYLVANIA (0.4%)
    1,200,000   Cumberland County, PA, Municipal
                  Authority Health Care RV, Carlisle
                  Hospital & Health, 6.80%, 11/15/14            1,296,240
                                                          ---------------
SOUTH CAROLINA (5.4%)
    1,000,000   Charleston, SC, Waterworks & Sewer RV,
                  5.00%, 1/1/16                                   966,450
    7,500,000   Piedmont, SC, Municipal Power Agency,
                  Electric RV, Series A, 6.55%, 1/1/16          7,507,350

                                                                    [LOGO]
See Notes to Schedules of Investments.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                    TAX-FREE INCOME FUND (continued)
----------------------------------------------------

MUNICIPALS BONDS (continued)
SOUTH CAROLINA (continued)

    5,725,000   Piedmont, SC, Municipal Power Agency,
                  Electric RV, Series A, 6.60%, 1/1/21    $     5,730,210
    3,000,000   Spartanburg, SC, Waterworks RV, FGIC
                  insured, 5.00%, 6/1/19                        2,900,250
                                                          ---------------
                                                               17,104,260
                                                          ---------------
SOUTH DAKOTA (1.3%)
    3,500,000   South Dakota State, HEHFA RV, Huron
                  Regional Medical Center, 7.30%,
                  4/1/16(e)                                     4,127,200
                                                          ---------------
TEXAS (12.5%)
      530,000   Baytown, TX, Housing Finance Corp., SFM
                  RV, Series 1992 A, 8.50%, 9/1/11                600,612
    2,350,000   Beaumont, TX, Housing Finance Corp. RV,
                  9.20%, 3/1/12                                 2,656,111
    1,960,000   Corpus Christi, TX, HFA, Housing RV,
                  Series A, MBIA insured, 7.70%, 7/1/11         2,182,636
    2,395,000   Desoto, TX, Housing Finance Corp., MFHR
                  Bonds, Windsor Foundation Project,
                  Series A, 7.00%, 2/1/25                       2,570,554
      275,000   El Paso, TX, Housing Finance Corp., SFM
                  RV, Series A, 8.75%, 10/1/11                    310,376
    1,650,000   Fort Bend, TX, Independent SD, GO Bonds,
                  5.00%, 2/15/17                                1,606,160
      370,000   Galveston County, TX, Property Finance
                  Authority, Inc., SFM RV, Series A,
                  8.50%, 9/1/11                                   401,931
    1,300,000   Grape Creek-Pulliam, TX, Independent SD
                  Public Facilities Corp., GO Bonds,
                  7.25%, 5/15/21                                1,418,716
    1,115,000   Harlandale, TX, Independent SD Public
                  Facilites Corp. Lease Revenue,
                  Educational Facilities RV, 5.50%,
                  10/15/12                                      1,108,210
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                    TAX-FREE INCOME FUND (continued)
----------------------------------------------------

MUNICIPALS BONDS (continued)
TEXAS (continued)

   10,000,000   Harris County, TX, GO Bonds, MBIA
                  insured, 0.00% (5.45% effective
                  yield), 12/1/13                         $     4,373,000
    5,000,000   Harris County, TX, Health Care
                  Facilities RV, School Health Care
                  System, Series B, 5.75%, 7/1/27               5,170,850
    6,250,000   Houston, TX, Housing Finance Corp., SFM
                  RV, Series A-1, 8.00%, 6/1/14                 6,868,125
    2,250,000   Houston, TX, Housing Finance Corp., SFM
                  RV, Series B-1, 8.00%, 6/1/14                 2,465,618
      240,000   Port Arthur, TX, Housing Finance Corp.,
                  SFM RV, 8.70%, 3/1/12                           268,613
    4,180,000   San Antonio, TX, HEFA, Educational
                  Facilities RV, 7.13%, 11/1/15(e)              4,540,818
    2,200,000   Texas State Department of Housing and
                  Community Affairs, SFM RV, Series A,
                  8.10%, 9/1/15                                 2,504,392
                                                          ---------------
                                                               39,046,722
                                                          ---------------
UTAH (0.2%)
      750,000   Salt Lake County, UT, Educational
                  Facilities RV, Westminister College
                  Project, 5.75%, 10/1/27                         757,163
                                                          ---------------
VIRGINIA (1.0%)
    3,000,000   Fairfax County, VA, Redevelopment &
                  Housing Authority, MFHR Bonds, Burke
                  Shire Commons, 7.60%, 10/1/36(e)              3,217,290
                                                          ---------------
WASHINGTON (5.5%)
    1,748,000   Kitsap County, WA, Housing Authority
                  Revenue, MFHR Bonds, Low Income
                  Housing, GNMA COLL, 7.10%, 2/20/16            1,974,733

                                                                    [LOGO]
See Notes to Schedules of Investments.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                    TAX-FREE INCOME FUND (continued)
----------------------------------------------------

MUNICIPALS BONDS (continued)
WASHINGTON (continued)

    4,000,000   Washington Public Power Supply System,
                  Power RV, Nuclear Project #1, Series
                  A, AMBAC insured, 6.00%, 7/1/07         $     4,381,400
    2,750,000   Washington Public Power Supply System,
                  Power RV, Nuclear Project #2, Series
                  A, 6.00%, 7/1/07                              3,000,058
    1,620,000   Washington State Housing Finance
                  Commission, Nonprofit Housing RV, VA
                  Mason Research Center Project, Series
                  A, U.S. Bank of Washington LOC, 5.65%,
                  1/1/19                                        1,628,355
    3,000,000   Washington State Housing Finance
                  Commission, Nonprofit Housing RV, VA
                  Mason Research Center Project, Series
                  A, U.S. Bank of Washington LOC, 5.70%,
                  1/1/24                                        3,015,450
    3,000,000   Yakima County, WA, SD #007, GO Bonds,
                  MBIA insured, 6.75%, 12/1/06                  3,478,500
                                                          ---------------
                                                               17,478,496
                                                          ---------------
WEST VIRGINIA (0.9%)
    2,925,000   West Virginia, GO Bonds, Series A, FGIC
                  insured, 5.25%, 11/1/26                       2,890,542
                                                          ---------------

TOTAL MUNICIPALS (COST $290,995,607)                          304,788,276
                                                          ---------------
SHORT-TERM HOLDINGS (3.4%)
    1,500,000   Moffat County, CO, PCR Bonds, AMBAC
                  insured, 4.05% VR, 7/1/10                     1,500,000
    6,612,861   Norwest Municipal Money Market Fund             6,612,861
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                    TAX-FREE INCOME FUND (continued)
----------------------------------------------------

SHORT-TERM HOLDINGS (continued)

    2,750,000   Pitkin County, CO, MFHR Bonds,
                  Centennial, Credit Lyonnais LOC,
                  Series A, 3.95% VR, 12/1/24             $     2,750,000
                                                          ---------------

TOTAL SHORT-TERM HOLDINGS
  (COST $10,862,861)                                           10,862,861
                                                          ---------------

TOTAL INVESTMENTS (100.0%)
  (COST $301,858,468)                                     $   315,651,137
                                                          ---------------
                                                          ---------------
----------------------------------------------------
                         COLORADO TAX-FREE FUND
----------------------------------------------------
MUNICIPALS BONDS (99.5%)
AIRPORT REVENUE (6.5%)
    2,500,000   Denver, CO, City & County, Airport RV,
                  Series A, MBIA insured, 5.60%,
                  11/15/20                                $     2,561,300
    1,500,000   Denver, CO, City & County, Airport RV,
                  Series A, MBIA insured, 5.50%,
                  11/15/25                                      1,515,960
                                                          ---------------
                                                                4,077,260
                                                          ---------------
CERTIFICATES OF PARTICIPATION & LEASE REVENUE (2.1%)
    1,210,000   Montrose County, CO, COP, Series A,
                  6.40%, 12/1/12                                1,298,741
                                                          ---------------
EDUCATION FACILITIES REVENUE (1.6%)
    1,000,000   University of Northern Colorado,
                  Educational Facilities RV, Aux
                  Facilities System, MBIA insured,
                  5.60%, 6/1/24                                 1,024,430
                                                          ---------------
GENERAL OBLIGATION (20.1%)
      500,000   Centennial 25 Metropolitan District, CO,
                  GO Bonds, Arapahoe County, 6.38%,
                  12/1/16                                         503,960
      500,000   Denver, CO, City & County SD #1, GO
                  Bonds, Series A, 6.50%, 6/1/10                  578,220
    2,500,000   El Paso County, CO, SD #11, GO Bonds,
                  Colorado Springs, 7.10%, 12/1/17              3,107,950

                                                                    [LOGO]
See Notes to Schedules of Investments.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                   COLORADO TAX-FREE FUND (continued)
----------------------------------------------------

MUNICIPALS BONDS (continued)
GENERAL OBLIGATION (continued)

    1,000,000   Highlands Ranch, CO, Metropolitan
                  District #1, GO Bonds, AMBAC insured,
                  5.75%, 9/1/12                           $     1,083,540
    1,000,000   Highlands Ranch, CO, Metropolitan
                  District #2, GO Bonds, FSA insured,
                  6.50%, 6/15/11                                1,158,100
    1,100,000   Highlands Ranch, CO, Metropolitan
                  District #2, GO Bonds, 6.50%, 6/15/12         1,275,912
      350,000   Highlands Ranch, CO, Metropolitan
                  District #4, GO Bonds, Series A,
                  6.10%, 12/1/11                                  366,545
      800,000   Highlands Ranch, CO, Metropolitan
                  District #4, GO Bonds, Series A,
                  6.30%, 12/1/17                                  844,968
    2,500,000   Metex Metropolitan District, CO, GO
                  Bonds, Series A, 5.80%, 12/1/16               2,646,100
    1,000,000   Northern Metropolitan District, CO, GO
                  Bonds, Adams County, 6.50%, 12/1/16(e)        1,013,050
                                                          ---------------
                                                               12,578,345
                                                          ---------------
HEALTH CARE REVENUE (8.4%)
    1,000,000   Boulder County, CO, Hospital RV,
                  Longmont United Hospital Project,
                  5.60%, 12/1/27                                  989,950
      750,000   Boulder County, CO, Hospital RV,
                  Longmont United Hospital Project,
                  5.13%, 12/1/08                                  746,258
      750,000   Colorado Health Facilities Authority RV,
                  Catholic Health Initiatives, Series A,
                  5.13%, 12/1/17                                  730,320
      750,000   Colorado Health Facilities Authority RV,
                  Catholic Health Initiatives, Series A,
                  5.13%, 12/1/22                                  728,888
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                   COLORADO TAX-FREE FUND (continued)
----------------------------------------------------

MUNICIPALS BONDS (continued)
HEALTH CARE REVENUE (continued)

    1,250,000   Colorado Health Facilities Authority RV,
                  Sisters of Charity, Series A, AMBAC
                  insured, 6.25%, 5/15/11                 $     1,415,550
      650,000   Denver, CO, City & County RV, Sisters of
                  Charity Leavenworth, 5.00%, 12/1/23             619,119
                                                          ---------------
                                                                5,230,085
                                                          ---------------
INDUSTRIAL DEVELOPMENT REVENUE (6.0%)
    3,000,000   Fort Collins, CO, PCR Bonds, Anheuser
                  Busch Project, 6.00%, 9/1/31                  3,139,500
      500,000   Summit County, CO, Sports Facilities RV,
                  Keystone Resorts Management Project,
                  Ralston Purina Corp. LOC, 7.38%,
                  9/1/10                                          592,495
                                                          ---------------
                                                                3,731,995
                                                          ---------------
JAIL FACILITIES REVENUE (2.5%)
    1,525,000   Teller County, CO, COP, 5.75%, 12/1/18          1,568,219
                                                          ---------------
MULTI-FAMILY HOUSING REVENUE (2.1%)
      300,000   Aurora, CO, Housing Authority Finance
                  Corp., MFHR Bonds, Mountainview Place,
                  FHA insured, 7.13%, 9/1/22                      314,028
    1,000,000   San Miguel County, CO, Housing
                  Authority, MFHR Bonds, Telluride
                  Village Apartments Project, 6.40%,
                  7/1/23                                        1,016,550
                                                          ---------------
                                                                1,330,578
                                                          ---------------
OTHER REVENUE (8.5%)
    3,000,000   Castle Rock Ranch CO, Public Facilities
                  RV, 6.25%, 12/1/17(b)                         3,376,800
    2,000,000   Denver, CO, City & County RV, Helen G.
                  Bonfils Foundation Project, Series B,
                  5.13%, 12/1/17                                1,947,520
                                                          ---------------
                                                                5,324,320
                                                          ---------------

                                                                    [LOGO]
See Notes to Schedules of Investments.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                   COLORADO TAX-FREE FUND (continued)
----------------------------------------------------

MUNICIPALS BONDS (continued)

PARKING REVENUE (0.6%)
      345,000   Pueblo, CO, COP, Public Parking-Lease,
                  Purchase & Sublease, 6.90%, 7/1/15      $       366,393
                                                          ---------------
SALES TAX REVENUE (3.1%)
    1,490,000   Arapahoe County, CO, Capital
                  Improvements & Transportation Highway
                  RV, Series E-470, MBIA insured,
                  remarketed 8/31/95, 6.15%, 8/31/26            1,628,361
      140,000   Blackhawk, CO, Device Tax RV, 5.60%,
                  12/1/04                                         146,345
      145,000   Blackhawk, CO, Device Tax RV, 5.70%,
                  12/1/05                                         152,607
                                                          ---------------
                                                                1,927,313
                                                          ---------------
SINGLE FAMILY HOUSING REVENUE (24.0%)
    1,680,000   Adams County, CO, SFM RV, Series A-2,
                  8.70%, 6/1/12                                 1,826,580
      440,000   Colorado HFA, SFM RV, Series B-2, 7.50%,
                  12/1/16                                         502,520
    3,390,000   Colorado HFA, SFM RV, Series B-2, 7.45%,
                  11/1/27                                       3,878,737
    1,610,000   Colorado HFA, SFM RV, Series C-2, 7.45%,
                  6/1/17                                        1,826,948
    1,680,000   Colorado HFA, SFM RV, Series D-1,
                  remarketed 7/15/94, 8.00%, 12/1/24            1,906,195
    1,650,000   Colorado HFA, SFM RV, Series D-2, 7.10%,
                  6/1/14                                        1,861,431
    2,800,000   Colorado HFA, SFM RV, Series D-2,
                  remarketed 11/15/94, 8.13%, 6/1/25            3,180,184
                                                          ---------------
                                                               14,982,595
                                                          ---------------
TOLL ROAD REVENUE (6.7%)
      750,000   Commonwealth of Puerto Rico, Highway &
                  Transportation Authority RV, Series Y,
                  MBIA-IBC LOC, 5.50%, 7/1/26                     761,391
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                   COLORADO TAX-FREE FUND (continued)
----------------------------------------------------

MUNICIPALS BONDS (continued)
TOLL ROAD REVENUE (continued)

   15,000,000   E-470 Public Highway Authority, CO,
                  Transportation RV, Capital
                  Appreciation, Series B, MBIA insured,
                  0.00% (5.52% effective yield), 9/1/25   $     3,436,200
                                                          ---------------
                                                                4,197,591
                                                          ---------------
WATER & SEWER REVENUE (7.3%)
    1,250,000   Arapahoe County, CO, Utilities RV, Water
                  & Wastewater Authority Revenue, 6.25%,
                  12/1/20                                       1,290,150
    1,750,000   Centennial, CO, Water & Sanitation
                  District RV, Series A, FSA insured,
                  5.13%, 12/1/17(e)                             1,746,515
    1,500,000   Colorado Springs, CO, Utilities RV,
                  Series A, 5.38%, 11/15/26                     1,500,540
                                                          ---------------
                                                                4,537,205
                                                          ---------------

TOTAL MUNICIPALS (COST $58,768,804)                            62,175,070
                                                          ---------------
SHORT-TERM HOLDINGS (0.5%)
      335,582   Norwest Municipal Money Market Fund
                  (cost $335,582)                                 335,582
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $59,104,386)
                                                          $    62,510,652
                                                          ---------------
                                                          ---------------
----------------------------------------------------
                         MINNESOTA TAX-FREE FUND
----------------------------------------------------
MUNICIPAL BONDS (96.8%)
CERTIFICATES OF PARTICIPATION & LEASE REVENUE (1.1%)
      205,000   Savage, MN, EDA RV, Lease Revenue,
                  5.40%, 2/1/14                           $       205,357
      220,000   Savage, MN, EDA RV, Lease Revenue,
                  5.45%, 2/1/15                                   220,669
      210,000   Savage, MN, EDA RV, Lease Revenue,
                  5.50%, 2/1/16                                   210,785
                                                          ---------------
                                                                  636,811
                                                          ---------------

                                                                    [LOGO]
See Notes to Schedules of Investments.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                   MINNESOTA TAX-FREE FUND (continued)
----------------------------------------------------

MUNICIPAL BONDS (continued)

EDUCATION FACILITIES REVENUE (14.5%)
    1,470,000   Hopkins, MN, Educational Facilities RV,
                  Blake School Project, 5.50%, 9/1/24     $     1,482,010
      500,000   Minnesota HEFA RV, College of St.
                  Benedict, Series 3-W, 6.00%, 3/1/07             530,260
      500,000   Minnesota HEFA RV, University of St.
                  Thomas, Series 4-M, 5.35%, 4/1/17               503,250
    2,250,000   Minnesota State HEFA RV, St. Johns
                  University, Series 4-L, 5.40%, 10/1/22        2,260,059
    3,500,000   Univesity of Minnesota, Educational
                  Facilities RV, Series A, 5.50%, 7/1/21        3,651,340
                                                          ---------------
                                                                8,426,919
                                                          ---------------
ELECTRIC REVENUE (10.5%)
    1,000,000   Northern Minnesota Municipal Power
                  Agency, Electric System RV, FSA
                  insured, 5.25%, 1/1/17                          998,750
    1,525,000   Northern Minnesota Municipal Power
                  Agency, Electric System RV, Series A,
                  5.00%, 1/1/21                                 1,443,047
    1,135,000   Northern Minnesota Municipal Power
                  Agency, Electric System RV, Series B,
                  AMBAC insured, 5.50%, 1/1/18                  1,153,580
    1,000,000   Puerto Rico, Electric Power Authority
                  RV, Series X, 5.50%, 7/1/25                   1,001,790
    6,000,000   Southern Minnesota Municipal Power
                  Agency, Power Supply System RV, Series
                  A, MBIA insured, 0.00% (5.99%
                  effective yield), 1/1/24                      1,497,840
                                                          ---------------
                                                                6,095,007
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                   MINNESOTA TAX-FREE FUND (continued)
----------------------------------------------------

MUNICIPAL BONDS (continued)

ESCROWED IN TREASURIES (3.7%)
      200,000   Bemidji, MN, Hospital Facilities, First
                  Mortgage RV, North Country Health
                  Services Project, Series A, Goldman
                  Sachs & Co. LOC, 7.00%, 9/1/11, P/R
                  9/1/01 @ 102                            $       222,428
      210,000   Bloomington, MN, GO Bonds, 9.75%, 2/1/07          268,968
    1,240,000   Burnsville, MN, Hospital System RV,
                  Fairview Community Hospitals, 0.00%
                  (5.90% effective yield), 5/1/12, P/R
                  5/22/09 @ 77                                    545,612
    1,000,000   Minnesota Public Facilities Authority,
                  Water PCR Bonds, Series A, 6.50%,
                  3/1/14, P/R 3/1/02 @ 102                      1,102,820
                                                          ---------------
                                                                2,139,828
                                                          ---------------
GENERAL OBLIGATION (21.7%)
      100,000   Bloomington, MN, GO Bonds, 9.70%, 2/1/04          127,995
      500,000   Chaska, MN, Independent SD #112, GO
                  Bonds, Series B, 6.00%, 2/1/13                  533,175
    1,000,000   Farmington, MN, , Independent SD #192,
                  GO Bonds, Series A, FSA insured,
                  5.30%, 6/1/20                                 1,000,610
    2,650,000   Minneapolis, MN, GO Bonds, Sports Arena
                  Project, 5.20%, 10/1/24                       2,656,122
    1,000,000   Minneapolis, MN, Special SD #001, GO
                  Bonds, 5.00%, 2/1/14                            992,260
    1,500,000   Minnesota State, GO Bonds, 5.25%, 8/1/15        1,510,245
    1,650,000   Minnetonka, MN, Independent SD #276, GO
                  Bonds, State Credit Enhancement
                  Program, Series B, 5.75%, 2/1/22              1,728,837

                                                                    [LOGO]
See Notes to Schedules of Investments.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                   MINNESOTA TAX-FREE FUND (continued)
----------------------------------------------------

MUNICIPAL BONDS (continued)
GENERAL OBLIGATION (continued)

      520,000   North St. Paul Maplewood, MN,
                  Independent SD #622, GO Bonds, Series
                  A, 5.13%, 2/1/20                        $       516,214
    1,025,000   Stillwater, MN, GO Bonds, Series A,
                  5.38%, 2/1/21                                 1,028,957
      245,000   Waconia, MN, GO Bonds, Water RV, 6.00%,
                  6/1/07                                          258,659
    2,200,000   Wayzata, MN, Independent SD #284, GO
                  Bonds, Series A, 5.35%, 2/1/15                2,234,584
                                                          ---------------
                                                               12,587,658
                                                          ---------------
HEALTH CARE REVENUE (21.5%)
    1,435,000   Bemidji, MN, Hospital Facilities, First
                  Mortgage RV, North Country Health
                  Services Project, 5.63%, 9/1/21               1,455,104
    1,000,000   Brainerd, MN, Health Care Facilities RV,
                  Benedictine Health-St. Joseph's Health
                  Center, Series 1993 E, Connie Lee
                  insured, 6.00%, 2/15/20                       1,052,430
      500,000   Duluth, MN, EDA, Hospital Facilities RV,
                  St. Luke's Hospital of Duluth, Series
                  B, Connie Lee insured, 6.40%, 5/1/18            543,820
      500,000   Glencoe, MN, Health Care RV, 6.40%,
                  12/1/15(e)                                      509,470
      690,000   Glencoe, MN, Hospital RV, 6.63%,
                  4/1/11(e)                                       720,753
    1,000,000   Hibbing, MN, Health Care Facilities RV,
                  Duluth Clinic Ltd., FSA insured,
                  5.50%, 11/1/16                                1,021,370
      780,000   Mankato, MN, Hospital Facilities RV, 1st
                  Mortgage-Immanuel St. Joseph's
                  Project, Series A, 6.30%, 8/1/22                821,106
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                   MINNESOTA TAX-FREE FUND (continued)
----------------------------------------------------

MUNICIPAL BONDS (continued)
HEALTH CARE REVENUE (continued)

    1,000,000   Minneapolis & St. Paul, MN, Housing &
                  Redevelopment Authority Health Care
                  System, Childrens Health Care RV,
                  Series A, FSA insured, 5.70%, 8/15/16   $     1,036,280
      500,000   Minneapolis & St. Paul, MN, Housing &
                  Redevelopment Authority Health Care
                  System, Health Care RV, Group Health
                  Plan, Inc. Project, 6.75%, 12/1/13              548,955
      600,000   Minneapolis & St. Paul, MN, Housing &
                  Redevelopment Authority Health Care
                  System, Health Care RV, HealthOne
                  Obligated Group Project, Series A,
                  MBIA insured, 7.40%, 8/15/11                    655,692
    2,800,000   Minnesota Agriculture & Economic
                  Development Board, Health Care RV,
                  Fairview Hospital, Series A, MBIA
                  insured, 5.75%, 11/15/26                      2,928,212
      115,000   Red Wing, MN, Health Care Facilities RV,
                  River Region Obligated Group, Series
                  1993 B, 6.35%, 9/1/07                           123,864
    1,000,000   Rochester, MN, Health Care Facilities
                  RV, Mayo Medical Center, Series F,
                  6.25%, 11/15/21                               1,078,230
                                                          ---------------
                                                               12,495,286
                                                          ---------------
MULTI-FAMILY HOUSING REVENUE (5.9%)
      630,000   Maplewood, MN, MFHR Bonds, GNMA-Hazel
                  Ridge Project, Series A, GNMA COLL,
                  5.65%, 12/1/24                                  631,802
      600,000   Minnesota State, HFA, Housing
                  Development RV, 6.25%, 2/1/20                   607,212

                                                                    [LOGO]
See Notes to Schedules of Investments.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                   MINNESOTA TAX-FREE FUND (continued)
----------------------------------------------------

MUNICIPAL BONDS (continued)
MULTI-FAMILY HOUSING REVENUE (continued)

      550,000   Minnesota State, HFA, Housing
                  Development RV, Series A, 6.85%,
                  2/1/07                                  $       581,224
      620,000   Minnesota State, HFA, MFHR Bonds, 6.38%,
                  2/1/20                                          627,682
      490,000   Minnesota State, HFA, Rental Housing RV,
                  Series B, 6.25%, 8/1/22                         495,807
      450,000   Minnesota State, HFA, Rental Housing RV,
                  Series D, MBIA insured, 5.90%, 8/1/15           466,070
                                                          ---------------
                                                                3,409,797
                                                          ---------------
NURSING HOME REVENUE (3.2%)
      500,000   Minneapolis, MN, Health Care Facilities
                  RV, Ebenezer Society Project, Series
                  A, 7.20%, 7/1/23(e)                             518,010
      750,000   Moorhead, MN, EDA, MFHR Bonds, Eventide
                  Project, Series A, 8.00%, 9/1/11(e)             811,628
      500,000   Waconia, MN, Housing & Redevelopment
                  Authority RV, The Evangelical Lutheran
                  Project, Series A, 5.85%, 6/1/06                525,215
                                                          ---------------
                                                                1,854,853
                                                          ---------------
SINGLE FAMILY HOUSING REVENUE (6.8%)
      960,000   Minnesota State, HFA, SFM RV, remarketed
                  8/12/92, 6.25%, 1/1/15                        1,004,045
      600,000   Minnesota State, HFA, SFM RV, Series A,
                  5.95%, 1/1/17                                   625,704
    1,070,000   Minnesota State, HFA, SFM RV, Series Q,
                  6.25% VR, 7/1/14                              1,111,452
      675,000   St. Paul, MN, Housing & Redevelopment
                  Authority, SFM RV, FNMA Mortgage
                  Backed Securities Program, FNMA
                  insured, mandatory extraordinary
                  redemption @ 100, 3/1/07, 6.25%,
                  9/1/14                                          712,280
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                   MINNESOTA TAX-FREE FUND (continued)
----------------------------------------------------

MUNICIPAL BONDS (continued)
SINGLE FAMILY HOUSING REVENUE (continued)

      490,000   Vadnais Heights, MN, SFM RV, 6.00%,
                  11/1/09                                 $       512,500
                                                          ---------------
                                                                3,965,981
                                                          ---------------
SPORTS FACILITIES REVENUE (3.3%)
      250,000   Duluth, MN, Gross RV, Spirit Mountain
                  Recreation Area, Series 1992, 6.40%,
                  2/1/03(e)                                       259,353
      960,000   Minnesota Iron Range Resources &
                  Rehabilitation Gross RV, Giants Ridge
                  Recreational Area, 7.25%, 10/1/11(e)            999,764
      115,000   St. Cloud, MN, COP, 5.40%, 12/1/08                114,716
      120,000   St. Cloud, MN, COP, 5.50%, 12/1/09                119,687
      400,000   St. Cloud, MN, COP, 5.90%, 12/1/17                402,812
                                                          ---------------
                                                                1,896,332
                                                          ---------------
WATER & SEWER REVENUE (4.6%)
    1,000,000   Minnesota Public Facilities Authority,
                  Water PCR Bonds, Series A, 7.00%,
                  3/1/05                                        1,157,270
      500,000   Minnesota Public Facilities Authority,
                  Water PCR Bonds, Series A, 4.75%,
                  3/1/11                                          488,425
    1,000,000   Minnesota Public Facilities Authority,
                  Water PCR Bonds, Series B, 5.40%,
                  3/1/16                                        1,015,220
                                                          ---------------
                                                                2,660,915
                                                          ---------------

TOTAL MUNICIPALS (COST $53,687,177)                            56,169,387
                                                          ---------------
SHORT TERM HOLDINGS (3.2%)
      250,000   Bloomington, MN, Port Authority Tax RV,
                  Mall of America Project, Series B, FSA
                  LOC, 4.00% VR, 2/1/09                           250,000
    1,000,000   Cottage Grove, MN, Environmental Control
                  RV, Minnesota, Mining & Manufacturing
                  LOC, 4.32% VR, 8/1/12                         1,000,000

                                                                    [LOGO]
See Notes to Schedules of Investments.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                   MINNESOTA TAX-FREE FUND (continued)
----------------------------------------------------

SHORT TERM HOLDINGS (continued)

      100,000   Hennepin County, MN, RV, Series C, 4.00%
                  VR, 12/1/06                             $       100,000
      382,414   Norwest Municipal Money Market Fund               382,414
      100,000   St. Paul, MN, Housing & Redevelopment
                  Authority, Utilities RV, Local De
                  France LOC, 4.00% VR, 12/1/12                   100,000
                                                          ---------------
TOTAL SHORT-TERM HOLDINGS (COST $1,832,414)
                                                                1,832,414
                                                          ---------------

TOTAL INVESTMENTS (100.0%)
  (COST $55,519,591)                                      $    58,001,801
                                                          ---------------
                                                          ---------------
----------------------------------------------------
                           INCOME EQUITY FUND
----------------------------------------------------
          N/A   Income Equity Portfolio of Core Trust
                  (Delaware)(d)                           $ 1,122,779,563
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $741,334,105)
                                                          $ 1,122,779,563
                                                          ---------------
                                                          ---------------
----------------------------------------------------
                        VALUGROWTH-SM- STOCK FUND
----------------------------------------------------
COMMON STOCK (96.0%)
AMUSEMENT & RECREATION SERVICES (1.8%)
      121,673   Walt Disney Co.(c)                        $    11,551,330
                                                          ---------------
BUSINESS SERVICES (5.1%)
      327,400   Cabletron Systems, Inc.(a)                      7,530,200
      258,600   Computer Associates International, Inc.        13,463,363
       85,080   Microsoft Corp.(a)                             12,038,819
                                                          ---------------
                                                               33,032,382
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (5.4%)
      239,980   E.I. du Pont
                  de Nemours & Co.                             14,533,790
      207,000   Ecolab, Inc.                                   10,557,000
      219,300   Monsanto Co.                                    9,580,670
                                                          ---------------
                                                               34,671,460
                                                          ---------------
DEPOSITORY INSTITUTIONS (7.1%)
      221,400   BankAmerica Corp.                              16,162,200
       79,000   Citicorp(c)                                     9,475,061
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                  VALUGROWTH-SM- STOCK FUND (continued)
----------------------------------------------------

COMMON STOCK (continued)
DEPOSITORY INSTITUTIONS (continued)

      201,680   First Union Corp.(c)                      $     9,831,900
      173,300   State Street Corp.                             10,311,349
                                                          ---------------
                                                               45,780,510
                                                          ---------------
ELECTRIC, GAS & SANITARY SERVICES (6.0%)
      229,300   Consolidated Natural Gas Co.                   13,843,988
      334,100   Texas Utilities Co.                            13,364,000
      346,033   USA Waste Services, Inc.(a)(c)                 11,440,717
                                                          ---------------
                                                               38,648,705
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (13.0%)
      412,970   American Power Conversion Corp.(a)(c)          12,543,965
      221,312   Emerson Electric Co.                           12,172,161
       91,400   General Electric Co.                            6,740,750
      211,274   Honeywell, Inc.                                13,838,447
      123,400   Intel Corp.                                     9,578,924
       94,900   Motorola, Inc.                                  5,966,837
      258,700   Philips Electronics N.V.(c)                    17,332,900
      143,600   Telefonaktiebolaget LM Ericsson, Series
                  B, Sponsored ADR                              5,806,826
                                                          ---------------
                                                               83,980,810
                                                          ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT
(6.0%)
      139,280   Gillette Co.(c)                                12,857,286
      380,101   Newell Co.                                     15,512,831
      242,500   Parker-Hannifin Corp.                          10,791,250
                                                          ---------------
                                                               39,161,367
                                                          ---------------
FEDERAL AGENCIES & INSTRUMENTALITIES (2.2%)
      271,200   FNMA                                           14,322,751
                                                          ---------------
FOOD & KINDRED PRODUCTS (5.9%)
      140,900   Coca-Cola Co.                                   8,806,250
      434,000   PepsiCo, Inc.                                  16,003,750
      175,000   Procter & Gamble Co.                           13,354,688
                                                          ---------------
                                                               38,164,688
                                                          ---------------
GENERAL MERCHANDISE STORES (2.2%)
      129,500   May Department Stores Co.                       6,960,624
      154,100   Sears Roebuck and Co.                           7,059,705
                                                          ---------------
                                                               14,020,329
                                                          ---------------

                                                                    [LOGO]
See Notes to Schedules of Investments.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                  VALUGROWTH-SM- STOCK FUND (continued)
----------------------------------------------------

COMMON STOCK (continued)

HEALTH SERVICES (0.8%)
      197,600   Vencor, Inc.(a)(c)                        $     4,793,328
                                                          ---------------
HOLDING & OTHER INVESTMENT OFFICES (1.9%)
      137,800   Franklin Resources, Inc.                       12,384,774
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (9.6%)
      162,900   Black & Decker Corp.(c)                         5,986,575
      176,150   Cisco Systems Inc.(a)                          15,192,937
      291,300   Culligan Water Technologies, Inc.(a)           13,072,088
      378,300   Dresser Industries, Inc.(c)                    14,138,962
      462,800   EMC Corp.(a)(c)                                14,028,625
                                                          ---------------
                                                               62,419,187
                                                          ---------------
INSURANCE CARRIERS (3.4%)
       94,025   American International Group, Inc.              9,478,895
      172,400   Chubb Corp.                                    12,229,626
                                                          ---------------
                                                               21,708,521
                                                          ---------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
OPTICAL GOODS (6.7%)
      136,480   Baxter International, Inc.(c)                   6,909,302
      213,800   Becton, Dickinson & Co.(c)                     11,024,063
      248,405   Thermo Electron Corp.(a)(c)                     9,144,410
      215,800   Xerox Corp.(c)                                 16,764,963
                                                          ---------------
                                                               43,842,738
                                                          ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES (1.6%)
      252,100   Mattel, Inc.(c)                                10,099,757
                                                          ---------------
OIL & GAS EXTRACTION (2.0%)
      159,600   Schlumberger, Ltd.                             13,137,075
                                                          ---------------
PAPER & ALLIED PRODUCTS (2.0%)
      251,600   Kimberly-Clark Corp.                           13,098,924
                                                          ---------------
PERSONAL SERVICES (2.4%)
      371,200   H & R Block, Inc.                              15,219,199
                                                          ---------------
PETROLEUM REFINING & RELATED INDUSTRIES (3.7%)
      152,700   Chevron Corp.(c)                               12,244,631
      167,199   Mobil Corp.                                    12,027,951
                                                          ---------------
                                                               24,272,582
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                  VALUGROWTH-SM- STOCK FUND (continued)
----------------------------------------------------

COMMON STOCK (continued)

PHARMACEUTICAL PREPARATIONS (3.6%)
       93,800   American Home Products Corp.              $     6,554,274
      110,330   Johnson & Johnson                               6,943,894
      103,700   Merck & Co., Inc.                               9,806,131
                                                          ---------------
                                                               23,304,299
                                                          ---------------
REAL ESTATE INVESTMENT TRUST (2.6%)
      149,500   Beacon Properties Corp.                         6,727,500
      330,700   Patriot American Hospitality, Inc.(c)          10,334,374
                                                          ---------------
                                                               17,061,874
                                                          ---------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS (1.0%)
      259,500   Gentex Corp.(a)(c)                              6,422,624
                                                          ---------------

TOTAL COMMON STOCK (COST $457,988,328)                        621,099,214
                                                          ---------------
SHORT-TERM HOLDINGS (4.0%)
   13,088,922   Dreyfus Cash Management Fund                   13,088,922
   13,087,483   Institutional Funds Group, TempFund Fund       13,087,483
                                                          ---------------

TOTAL SHORT-TERM HOLDINGS (COST $26,176,405)
                                                               26,176,405
                                                          ---------------
WARRANTS (0.0%)
           28   Jan Bell Marketing, Inc.                                0
                                                          ---------------

TOTAL WARRANTS (COST $0)                                                0
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $484,164,733)
                                                          $   647,275,619
                                                          ---------------
                                                          ---------------
----------------------------------------------------
                         DIVERSIFIED EQUITY FUND
----------------------------------------------------
          N/A   Disciplined Growth Portfolio(d)           $    71,801,162
          N/A   Income Equity Portfolio of Core Trust
                  (Delaware)(d)                               370,193,629
          N/A   Index Non-Public Portfolio of Core Trust
                  (Delaware)(d)                               368,747,478
          N/A   International Portfolio of Core Trust
                  (Delaware)(d)                               204,918,635
          N/A   Large Company Portfolio of Core Trust
                  (Delaware)(d)                               290,052,478
          N/A   Schroder EM Core Portfolio(d)                   6,291,522

                                                                    [LOGO]
See Notes to Schedules of Investments.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                   DIVERSIFIED EQUITY FUND (continued)
----------------------------------------------------
          N/A   Small Cap Value Portfolio of Core Trust
                  (Delaware)(d)                           $    21,290,660
          N/A   Small Company Growth Portfolio of Core
                  Trust (Delaware)(d)                          41,881,556
          N/A   Small Company Stock Portfolio of Core
                  Trust (Delaware)(d)                          34,192,208
          N/A   Small Company Value Portfolio of Core
                  Trust (Delaware)(d)                          43,334,636
                                                          ---------------
TOTAL INVESTMENTS (100.0%) (COST $999,291,380)
                                                          $ 1,452,703,964
                                                          ---------------
                                                          ---------------
----------------------------------------------------
                           GROWTH EQUITY FUND
----------------------------------------------------
          N/A   International Portfolio of Core Trust
                  (Delaware)(d)                           $   273,264,884
          N/A   Large Company Portfolio of Core Trust
                  (Delaware)(d)                               353,507,583
          N/A   Schroder EM Core Portfolio(d)                   8,370,654
          N/A   Small Cap Value Portfolio of Core Trust
                  (Delaware)(d)                                52,161,777
          N/A   Small Company Growth Portfolio of Core
                  Trust (Delaware)(d)                         103,718,645
          N/A   Small Company Stock Portfolio of Core
                  Trust (Delaware)(d)                          83,874,406
          N/A   Small Company Value Portfolio of Core
                  Trust (Delaware)(d)                         106,854,662
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $764,347,239)
                                                          $   981,752,611
                                                          ---------------
                                                          ---------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                        SMALL COMPANY STOCK FUND
----------------------------------------------------
          N/A   Small Company Stock Portfolio of Core
                  Trust (Delaware)(d)                     $   223,635,780
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $216,195,430)
                                                          $   223,635,780
                                                          ---------------
                                                          ---------------
----------------------------------------------------
                      SMALL CAP OPPORTUNITIES FUND
----------------------------------------------------
          N/A   Schroder U.S. Smaller Companies
                  Portfolio(d)                            $   180,110,438
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $164,445,598)
                                                          $   180,110,438
                                                          ---------------
                                                          ---------------
----------------------------------------------------
                           INTERNATIONAL FUND
----------------------------------------------------
          N/A   International Portfolio of Core Trust
                  (Delaware)(d)                           $   231,251,287
          N/A   Schroder EM Core Portfolio(d)                   7,119,266
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $222,300,067)
                                                          $   238,370,553
                                                          ---------------
                                                          ---------------

                                                                    [LOGO]
See Notes to Schedules of Investments.

 NOTES TO SCHEDULES OF INVESTMENTS (UNAUDITED)                 NOVEMBER 30, 1997

--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to 4(2) of the Securities Act of 1933, as amended.

(c) Part or all of this investment on loan, see Note 5 of Notes to Financial Statements.

(d) The following percentages represents each Fund's investments in their respective Portfolio's as of November 30, 1997:

                                             TOTAL                                          SMALL
                                 STABLE     RETURN     INCOME    DIVERSIFIED   GROWTH      COMPANY      SMALL CAP
                                 INCOME      BOND      EQUITY      EQUITY      EQUITY       STOCK     OPPORTUNITIES  INTERNATIONAL
                                  FUND       FUND       FUND        FUND        FUND        FUND          FUND           FUND
                                ---------  ---------  ---------  -----------  ---------  -----------  -------------  -------------
Positive Return Bond
  Portfolio...................        N/A        N/A        N/A         N/A         N/A         N/A           N/A            N/A
Stable Income Portfolio.......     61.73%        N/A        N/A         N/A         N/A         N/A           N/A            N/A
Managed Fixed Income
  Portfolio...................        N/A        N/A        N/A         N/A         N/A         N/A           N/A            N/A
Total Return Bond Portfolio...        N/A    100.00%        N/A         N/A         N/A         N/A           N/A            N/A
Index Portfolio...............        N/A        N/A        N/A      33.90%         N/A         N/A           N/A            N/A
Income Equity Portfolio.......        N/A        N/A     68.53%      22.59%         N/A         N/A           N/A            N/A
Large Company Growth
  Portfolio...................        N/A        N/A        N/A      31.41%      38.28%         N/A           N/A            N/A
Small Company Stock
  Portfolio...................        N/A        N/A        N/A       9.61%      23.58%      62.88%           N/A            N/A
Small Company Growth
  Portfolio...................        N/A        N/A        N/A       4.72%      11.69%         N/A           N/A            N/A
Small Company Value
  Portfolio...................        N/A        N/A        N/A      25.88%      63.83%         N/A           N/A            N/A
International Portfolio.......        N/A        N/A        N/A      25.88%      34.51%         N/A           N/A         29.21%
Strategic Value Bond
  Portfolio...................        N/A        N/A        N/A         N/A         N/A         N/A           N/A            N/A
Disciplined Growth
  Portfolio...................        N/A        N/A        N/A      69.71%                     N/A           N/A            N/A
Small Cap Value Portfolio.....        N/A        N/A        N/A      25.69%      62.92%         N/A           N/A            N/A
Schroder U.S. Smaller
  Companies Portfolio.........        N/A        N/A        N/A         N/A         N/A         N/A        81.59%            N/A
Schroder Em Core Portfolio....        N/A        N/A        N/A      25.85%      34.38%         N/A           N/A         29.25%
Money Market Portfolio........        N/A        N/A        N/A         N/A         N/A         N/A           N/A            N/A

                                                                    [LOGO]

 NOTES TO SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)     NOVEMBER 30, 1997

--------------------------------------------------------------------------------

(e) These securities have been determined to be illiquid. In the absence of market value, the securities are valued based upon their face value determined under procedures approved by the Board of Trustees. A Fund may make investments in an amount up to 10% of the value of the Fund's net assets in such securities. The date of acquisition, acquisition cost and carry value per unit as follows:

                                          ACQUISITION   ACQUISITION    CARRY VALUE
SECURITY DESCRIPTION                          DATE          COST        PER UNIT
----------------------------------------  ------------  ------------  -------------
TAX-FREE FUND:
Denver, CO, Urban Renewal Authority, Tax
  Increment RV, 9.13%, 9/1/17...........       6/3/94    $3,245,310     $ 118.582
Denver, CO, Urban Renewal Authority, Tax
  Increment RV, 9.13%, 9/1/17...........     11/21/95     2,408,186       118.582
Fairfax County, VA, Redevelopment &
  Housing Authority, 7.60%, 10/1/36.....     10/16/96     3,000,000       107.243
Illinois Development Financial Authority
  RV, Series A, 7.88%, 7/1/20...........     11/26/97     1,800,000       122.015
Illinois Development Financial Authority
  RV, Series A, 7.88%, 7/1/20...........     11/26/97     1,000,000       111.206
Illinois Health Facilities Authority RV,
  Series A, 9.25%, 7/1/24...............     10/22/96     1,245,406       119.643
Northern Metropolitan District, CO, GO
  Bonds RV, 6.50%, 12/1/16..............     10/14/97     1,000,000       101.305
New Bedford, MA, IDA RV, Series 1982,
  7.42%, 7/1/02.........................      6/19/92       590,000       101.169
San Antonio, TX, HEFA, 7.13%, 11/1/15...      2/22/96     4,180,000       108.632
South Dakota State, HEFA RV, 7.30%,
  4/1/16................................      4/15/94     1,750,000       117.920
South Dakota State, HEFA RV, 7.30%,
  4/1/16................................      11/8/95     1,848,875       117.920
COLORADO TAX-FREE FUND:
Centennial, CO, Water & Sanitation
  District RV, Series A, 5.13%,
  12/1/17...............................     10/22/97     1,687,228        99.801
Northern Metropolitan District, CO, GO
  Bonds, 6.50%, 12/1/16.................     10/14/97     1,000,000       101.305
MINNESOTA TAX-FREE FUND:
Duluth, MN, Gross RV, Series 1992,
  6.40%, 2/1/03.........................      7/23/92       250,000       103.741
Glencoe, MN, Hospital RV, 6.63%,
  4/1/11................................      7/25/96       685,142       104.457
Glencoe, MN, Health Care RV, 6.40%,
  12/1/15...............................       3/4/97       489,285       101.894
Minneapolis, MN, Health Care Facilities
  RV, Series A, 7.20%, 7/1/23...........       7/6/95       495,525       103.602
Minnesota Iron Range Resources &
  Rehabilitation Gross RV, 7.25%,
  10/1/11...............................      6/27/96       960,000       104.142
Moorhead, MN, EDA, Series A, 8.00%,
  9/1/11................................      7/30/96       801,188       108.217

                                                                    [LOGO]

 NOTES TO SCHEDULES OF INVESTMENTS (UNAUDITED) (CONCLUDED)     NOVEMBER 30, 1997

--------------------------------------------------------------------------------

                                 ABBREVIATIONS

ADR       American Depositary Receipts
AMBAC     American Municipal Bond Assurance Corporation
AMBS      Agriculture Mortgage Backed Securities
BIG       Bond Insurance Group
COLL      Collateralized
COP       Certificate of Participation
DOT       Department of Transportation
EDA       Economic Development Authority
ETM       Escrowed to Maturity
FGIC      Financial Guaranty Insurance Company
FHA       Federal Housing Authority
FHLB      Federal Home Loan Bank
FHLMC     Federal Home Loan Mortgage Corporation
FNMA      Federal National Mortgage Association
FSA       Financial Security Assurance, Inc.
GNMA      Government National Mortgage Association
GO        General Obligation

HEFA      Higher Education Facilities Authority
HEHFA     Higher Education & Health Facilities Authority
HFA       Housing Finance Authority
IDA       Industrial Development Authority
LOC       Letter of Credit
MBIA      Municipal Bond Insurance Association
MFHR      Multi Family Housing Revenue
P/R       Prerefunded
PCR       Pollution Control Revenue
PFA       Public Finance Authority
RV        Revenue Bonds
SD        School District
SFM       Single Family Mortgage
TVA       Tennessee Valley Authority
VA        Veterans' Administration
VR        Variable Rate

See Notes to Financial Statements.

                                                                    [LOGO]

                             CORE TRUST (DELAWARE)
                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 1997
                            STABLE INCOME PORTFOLIO
                          TOTAL RETURN BOND PORTFOLIO
                                INDEX PORTFOLIO
                            INCOME EQUITY PORTFOLIO
                         LARGE COMPANY GROWTH PORTFOLIO
                         SMALL COMPANY STOCK PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO
                         SMALL COMPANY VALUE PORTFOLIO
                            INTERNATIONAL PORTFOLIO
                          DISCIPLINED GROWTH PORTFOLIO
                           SMALL CAP VALUE PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)               NOVEMBER 30, 1997

--------------------------------------------------------------------------------

                                                                                                              LARGE
                                    STABLE            TOTAL                               INCOME             COMPANY
                                    INCOME         RETURN BOND          INDEX             EQUITY             GROWTH
                                   PORTFOLIO        PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                 -------------    -------------    ---------------    ---------------    ---------------
ASSETS:
 Investments (Note 2):
  Investments at cost.........   $ 215,705,276    $135,611,400     $   714,730,631    $ 1,046,807,802    $   517,623,279
  Net unrealized appreciation
      (depreciation)..........         751,855       1,730,469         371,622,372        583,328,532        406,197,810
                                 -------------    -------------    ---------------    ---------------    ---------------
 TOTAL INVESTMENT AT VALUE....     216,457,131     137,341,869       1,086,353,003      1,630,136,334        923,821,089
 Collateral for securities
     loaned (Notes 2 and 7)...      20,205,908      46,130,429         309,088,755        213,139,062        240,559,156
 Cash.........................               -               -               1,010                  -                  -
 Net receivable for forward
     foreign currency
     contracts................               -               -                   -                  -                  -
 Receivable for investments
     sold.....................               -               -                   -          3,605,137                  -
 Receivable for dividends and
     interest.................       2,096,141       2,341,695           1,873,576          5,446,786            211,267
 Organization costs, net of
     amortization (Note 2)....          10,067          10,558              11,857             13,323             13,139
                                 -------------    -------------    ---------------    ---------------    ---------------
TOTAL ASSETS..................     238,769,247     185,824,551       1,397,328,201      1,852,340,642      1,164,604,651
                                 -------------    -------------    ---------------    ---------------    ---------------
LIABILITIES:
 Payable for investments
     purchased................               -               -                   -                  -                  -
 Payable for securities loaned
     (Notes 2 & 7)............      20,205,908      46,130,429         309,088,755        213,139,062        240,559,156
 Payable for daily variation
     margin on financial
     futures contracts (Note
     2).......................               -               -               6,450                  -                  -
 Payable to investment adviser
     (Note 3).................          56,451          42,016             141,612            677,105            498,911
 Payable to other related
     parties (Note 3).........           6,882               -                   -             27,360              3,504
 Accrued expenses and other
     liabilities..............          16,382           7,342              24,467             16,015             15,420
                                 -------------    -------------    ---------------    ---------------    ---------------
TOTAL LIABILITIES.............      20,285,623      46,179,787         309,261,284        213,859,542        241,076,991
                                 -------------    -------------    ---------------    ---------------    ---------------
NET ASSETS....................   $ 218,483,624    $139,644,764     $ 1,088,066,917    $ 1,638,481,100    $   923,527,660
                                 -------------    -------------    ---------------    ---------------    ---------------
                                 -------------    -------------    ---------------    ---------------    ---------------
COMPONENTS OF NET ASSETS:
 Investors' capital...........   $ 217,731,769    $137,914,295     $   715,935,424    $ 1,055,152,568    $   517,329,850
 Net unrealized appreciation
     (depreciation) on
     investments..............         751,855       1,730,469         372,131,493        583,328,532        406,197,810
                                 -------------    -------------    ---------------    ---------------    ---------------
NET ASSETS....................   $ 218,483,624    $139,644,764     $ 1,088,066,917    $ 1,638,481,100    $   923,527,660
                                 -------------    -------------    ---------------    ---------------    ---------------
                                 -------------    -------------    ---------------    ---------------    ---------------

See Notes to Financial Statements.                         CORE TRUST (DELAWARE)

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) (CONTINUED)   NOVEMBER 30, 1997

--------------------------------------------------------------------------------

                                   SMALL          SMALL         SMALL
                                  COMPANY        COMPANY       COMPANY                 DISCIPLINED    SMALL CAP
                                   STOCK          GROWTH        VALUE     INTERNATIONAL    GROWTH       VALUE
                                 PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
                                ------------   ------------  -----------  -----------  ------------  ------------
ASSETS:
 Investments (Note 2):
  Investments at cost.........  $339,816,930   $738,266,592  $138,129,017 $648,358,829 $106,680,821  $ 86,359,478
  Net unrealized appreciation
      (depreciation)..........    18,330,107    165,236,111   27,074,556  63,419,407     (3,161,739)   (3,093,768)
                                ------------   ------------  -----------  -----------  ------------  ------------
 TOTAL INVESTMENT AT VALUE....   358,147,037    903,502,703  165,203,573  711,778,236   103,519,082    83,265,710
 Collateral for securities
     loaned (Notes 2 and 7)...    80,789,468              -   15,011,982           -     25,032,075     5,976,398
 Cash.........................     1,326,865              -            -  76,343,413              -             -
 Net receivable for forward
     foreign currency
     contracts................             -              -            -   2,121,118              -             -
 Receivable for investments
     sold.....................     5,746,551      7,887,373    2,820,045     438,785              -             -
 Receivable for dividends and
     interest.................        86,247        319,859      189,820   1,644,962        152,194        68,157
 Organization costs, net of
     amortization (Note 2)....         4,179          3,895        3,844      11,857              -             -
                                ------------   ------------  -----------  -----------  ------------  ------------
TOTAL ASSETS..................   446,100,347    911,713,830  183,229,264  792,338,371   128,703,351    89,310,265
                                ------------   ------------  -----------  -----------  ------------  ------------
LIABILITIES:
 Payable for investments
     purchased................     9,281,474     23,872,257      657,558           -        591,431       376,709
 Payable for securities loaned
     (Notes 2 & 7)............    80,789,468              -   15,011,982           -     25,032,075     5,976,398
 Payable for daily variation
     margin on financial
     futures contracts (Note
     2).......................             -              -            -           -              -             -
 Payable to investment adviser
     (Note 3).................       274,675        681,654      126,297     274,964         77,299        67,211
 Payable to other related
     parties (Note 3).........        22,686         25,760            -      97,209              -             -
 Accrued expenses and other
     liabilities..............        15,824         15,853       14,188      97,405          4,320         3,984
                                ------------   ------------  -----------  -----------  ------------  ------------
TOTAL LIABILITIES.............    90,384,127     24,595,524   15,810,025     469,578     25,705,125     6,424,302
                                ------------   ------------  -----------  -----------  ------------  ------------
NET ASSETS....................  $355,716,220   $887,118,306  $167,419,239 $791,868,793 $102,998,226  $ 82,885,963
                                ------------   ------------  -----------  -----------  ------------  ------------
                                ------------   ------------  -----------  -----------  ------------  ------------
COMPONENTS OF NET ASSETS:
 Investors' capital...........  $337,386,113   $721,882,195  $140,344,683 $726,348,077 $106,159,965  $ 85,979,731
 Net unrealized appreciation
     (depreciation) on
     investments..............    18,330,107    165,236,111   27,074,556  65,520,716     (3,161,739)   (3,093,768)
                                ------------   ------------  -----------  -----------  ------------  ------------
NET ASSETS....................  $355,716,220   $887,118,306  $167,419,239 $791,868,793 $102,998,226  $ 82,885,963
                                ------------   ------------  -----------  -----------  ------------  ------------
                                ------------   ------------  -----------  -----------  ------------  ------------

See Notes to Financial Statements.                         CORE TRUST (DELAWARE)

 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE PERIOD ENDED NOVEMBER 30, 1997

--------------------------------------------------------------------------------

                                                                                                      LARGE
                                   STABLE          TOTAL                            INCOME           COMPANY
                                   INCOME       RETURN BOND         INDEX           EQUITY           GROWTH
                                  PORTFOLIO      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                 -----------    ------------    -------------    -------------    -------------
INVESTMENT INCOME
 Dividend income (a)..........   $        -     $         -     $   8,209,837    $  14,661,934    $   2,579,241
 Interest income..............    6,859,325       9,296,983         1,381,813          482,301          274,993
 Securities Lending (Notes 2 &
     7).......................       17,508          56,313           149,147           99,557          254,332
                                 -----------    ------------    -------------    -------------    -------------
TOTAL INVESTMENT INCOME.......    6,876,833       9,353,296         9,740,797       15,243,792        3,108,566
                                 -----------    ------------    -------------    -------------    -------------
EXPENSES:
 Investment advisory (Note
     3).......................      317,073         468,661           773,854        3,211,803        3,145,263
 Administration (Note 3)......       70,173          94,466           340,175          406,546          322,805
 Custody......................       18,090          20,395            59,111           71,757           55,909
 Accounting (Note 3)..........       44,000          31,500            71,000           37,000           38,500
 Legal........................        1,021           1,590            11,932            5,974            4,838
 Audit........................        9,468           3,505            13,360            8,970            8,970
 Trustees.....................          816             876             1,627            1,648            1,589
 Amortization of organization
     costs (Note 2)...........        1,118           1,172             3,036            1,481            1,459
 Miscellaneous................        3,024           2,367            18,671            4,356            3,193
                                 -----------    ------------    -------------    -------------    -------------
TOTAL EXPENSES................      464,783         624,532         1,292,766        3,749,535        3,582,526
  FEES WAIVED (Note 4)........      (63,291)        (94,466)         (340,175)        (379,186)        (319,302)
                                 -----------    ------------    -------------    -------------    -------------
NET EXPENSES..................      401,492         530,066           952,591        3,370,349        3,263,224
                                 -----------    ------------    -------------    -------------    -------------
NET INVESTMENT INCOME
    (LOSS)....................    6,475,341       8,823,230         8,788,206       11,873,443         (154,658)
                                 -----------    ------------    -------------    -------------    -------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON
    INVESTMENTS:
 Net Realized Gain (Loss) On:
   Securities.................      109,565       1,839,290        27,116,605       14,799,887       84,868,409
   Foreign currency...........            -               -                 -                -                -
   Financial futures
       transactions...........            -               -         7,135,667                -                -
                                 -----------    ------------    -------------    -------------    -------------
 Net Realized Gain (Loss) on
     investments..............      109,565       1,839,290        34,252,272       14,799,887       84,868,409
                                 -----------    ------------    -------------    -------------    -------------
 Net Change in Unrealized
     Appreciation
     (Depreciation) on:
   Securities.................      746,254       4,872,749        81,441,620      116,636,212       55,190,127
   Foreign currency...........            -               -                 -                -                -
   Financial futures
       transactions...........            -               -          (495,850)               -                -
                                 -----------    ------------    -------------    -------------    -------------
 Net Change in Unrealized
     Appreciation
     (Depreciation) on
     investments..............      746,254       4,872,749        80,945,770      116,636,212       55,190,127
                                 -----------    ------------    -------------    -------------    -------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON
    INVESTMENTS:..............      855,819       6,712,039       115,198,042      131,436,099      140,058,536
                                 -----------    ------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS................   $7,331,160     $15,535,269     $ 123,986,248    $ 143,309,542    $ 139,903,878
                                 -----------    ------------    -------------    -------------    -------------
                                 -----------    ------------    -------------    -------------    -------------
(a) Net of foreign withholding
    taxes of..................   $        -     $         -     $           -    $           -    $           -
                                 -----------    ------------    -------------    -------------    -------------
                                 -----------    ------------    -------------    -------------    -------------

See Notes to Financial Statements.                         CORE TRUST (DELAWARE)

 STATEMENTS OF OPERATIONS (UNAUDITED) (CONTINUED) FOR THE PERIOD ENDED NOVEMBER 30, 1997

--------------------------------------------------------------------------------

                                  SMALL        SMALL        SMALL
                                 COMPANY      COMPANY      COMPANY                  DISCIPLINED    SMALL CAP
                                  STOCK       GROWTH        VALUE      INTERNATIONAL   GROWTH        VALUE
                                PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
                                ---------   -----------   ----------   ----------   -----------   -----------
INVESTMENT INCOME
 Dividend income (a)..........  $ 477,845   $ 1,205,503   $1,510,384   $4,914,754   $  241,015    $    82,698
 Interest income..............    690,261       937,329      100,110   1,674,496       117,982        111,687
 Securities Lending (Notes 2 &
     7).......................    119,798             -       69,339     158,747             -              -
                                ---------   -----------   ----------   ----------   -----------   -----------
TOTAL INVESTMENT INCOME.......  1,287,904     2,142,832    1,679,833   6,747,997       358,997        194,385
                                ---------   -----------   ----------   ----------   -----------   -----------
EXPENSES:
 Investment advisory (Note
     3).......................  1,715,266     3,604,338      806,814   1,855,084       153,810        136,226
 Administration (Note 3)......    125,160       256,321       59,503     550,034         8,545          7,170
 Custody......................     26,579        47,569       15,954     246,033         3,397          2,868
 Accounting (Note 3)..........     41,000        40,000       38,000      60,500         8,000          7,000
 Legal........................      2,779         4,719        1,761       5,022             -              -
 Audit........................     11,044        11,044       10,385      15,571           823            867
 Trustees.....................        978         1,296          782       1,434             -              -
 Amortization of organization
     costs (Note 2)...........      1,044           972          960       3,036           167            167
 Miscellaneous................      3,371         5,002        3,753      21,564           330            450
                                ---------   -----------   ----------   ----------   -----------   -----------
TOTAL EXPENSES................  1,927,221     3,971,261      937,912   2,758,278       175,072        154,748
  FEES WAIVED (Note 4)........   (102,474)     (230,560)     (59,503)    (16,664)       (8,545)        (7,170)
                                ---------   -----------   ----------   ----------   -----------   -----------
NET EXPENSES..................  1,824,747     3,740,701      878,409   2,741,614       166,527        147,578
                                ---------   -----------   ----------   ----------   -----------   -----------
NET INVESTMENT INCOME
    (LOSS)....................   (536,843)   (1,597,869)     801,424   4,006,383       192,470         46,807
                                ---------   -----------   ----------   ----------   -----------   -----------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON
    INVESTMENTS:
 Net Realized Gain (Loss) On:
   Securities.................  64,466,819  106,828,610   19,958,394   9,271,264      (876,146)    (1,861,693)
   Foreign currency...........          -             -            -    (322,046)            -              -
   Financial futures
       transactions...........          -             -            -           -             -              -
                                ---------   -----------   ----------   ----------   -----------   -----------
 Net Realized Gain (Loss) on
     investments..............  64,466,819  106,828,610   19,958,394   8,949,218      (876,146)    (1,861,693)
                                ---------   -----------   ----------   ----------   -----------   -----------
 Net Change in Unrealized
     Appreciation
     (Depreciation) on:
   Securities.................  (38,698,184)  14,687,071  13,857,937   (59,971,518) (3,161,739)    (3,093,768)
   Foreign currency...........          -             -            -     (19,809)            -              -
   Financial futures
       transactions...........          -             -            -           -             -              -
                                ---------   -----------   ----------   ----------   -----------   -----------
 Net Change in Unrealized
     Appreciation
     (Depreciation) on
     investments..............  (38,698,184)  14,687,071  13,857,937   (59,991,327) (3,161,739)    (3,093,768)
                                ---------   -----------   ----------   ----------   -----------   -----------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON
    INVESTMENTS:..............  25,768,635  121,515,681   33,816,331   (51,042,109) (4,037,885)    (4,955,461)
                                ---------   -----------   ----------   ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM
    OPERATIONS................  $25,231,792 $119,917,812  $34,617,755  $(47,035,726) $(3,845,415) $(4,908,654)
                                ---------   -----------   ----------   ----------   -----------   -----------
                                ---------   -----------   ----------   ----------   -----------   -----------
(a) Net of foreign withholding
    taxes of..................  $       -   $         -   $        -   $ 308,201    $        -    $         -
                                ---------   -----------   ----------   ----------   -----------   -----------
                                ---------   -----------   ----------   ----------   -----------   -----------

See Notes to Financial Statements.                         CORE TRUST (DELAWARE)

 STATEMENTS OF CHANGES IN NET ASSETS      FOR THE PERIOD ENDED NOVEMBER 30, 1997

--------------------------------------------------------------------------------

                                                                                                              LARGE
                                    STABLE            TOTAL                                INCOME            COMPANY
                                    INCOME         RETURN BOND           INDEX             EQUITY             GROWTH
                                 PORTFOLIO(a)      PORTFOLIO(a)        PORTFOLIO        PORTFOLIO(a)       PORTFOLIO(a)
                                 -------------    --------------    ---------------    ---------------    --------------
NET ASSETS -- MAY 31, 1996....   $          -     $           -     $  360,469,155     $             -    $            -
                                 -------------    --------------    ---------------    ---------------    --------------
OPERATIONS:
 Net investment income
     (loss)...................              -                 -          7,998,685                   -                 -
 Net realized gain (loss) on
     investments sold.........              -                 -         11,395,983                   -                 -
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............              -                 -         85,427,079                   -                 -
                                 -------------    --------------    ---------------    ---------------    --------------
 Net increase (decrease) in
     net assets resulting from
     operations...............              -                 -        104,821,747                   -                 -
                                 -------------    --------------    ---------------    ---------------    --------------
TRANSACTIONS IN INVESTORS'
    BENEFICIAL INTERESTS
 Contributions................              -                 -         41,212,190                   -                 -
 Withdrawals..................              -                 -        (50,510,474)                  -                 -
                                 -------------    --------------    ---------------    ---------------    --------------
 Net transactions from
     investors' beneficial
     interest.................              -                 -         (9,298,284)                  -                 -
                                 -------------    --------------    ---------------    ---------------    --------------
 Net increase (decrease) in
     net assets...............              -                 -         95,523,463                   -                 -
                                 -------------    --------------    ---------------    ---------------    --------------
NET ASSETS -- MAY 31, 1997....              -                 -        455,992,618                   -                 -
                                 -------------    --------------    ---------------    ---------------    --------------
OPERATIONS
 Net investment income
     (loss)...................      6,475,341         8,823,230          8,788,206          11,873,443          (154,658)
 Net realized gain (loss) on
     investments sold.........        109,565         1,839,290         34,252,272          14,799,887        84,868,409
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............        751,855         1,730,469        196,466,036         583,328,532       406,197,810
                                 -------------    --------------    ---------------    ---------------    --------------
 Net increase (decrease) in
     net assets resulting from
     operations...............      7,336,761        12,392,989        239,506,514         610,001,862       490,911,561
                                 -------------    --------------    ---------------    ---------------    --------------
TRANSACTIONS IN INVESTORS'
    BENEFICIAL INTERESTS
 Contributions................    247,311,226       348,849,787        500,519,070       1,067,968,937       606,234,686
 Withdrawals..................    (36,164,363)     (221,598,012)      (107,951,285)        (39,489,699)     (173,618,587)
                                 -------------    --------------    ---------------    ---------------    --------------
 Net transactions from
     investors' beneficial
     interest.................    211,146,863       127,251,775        392,567,785       1,028,479,238       432,616,099
                                 -------------    --------------    ---------------    ---------------    --------------
 Net increase (decrease) in
     net assets...............    218,483,624       139,644,764        632,074,299       1,638,481,100       923,527,660
                                 -------------    --------------    ---------------    ---------------    --------------
NET ASSETS -- NOVEMBER 30,
    1997 (UNAUDITED)..........   $218,483,624     $ 139,644,764     $1,088,066,917     $ 1,638,481,100    $  923,527,660
                                 -------------    --------------    ---------------    ---------------    --------------
                                 -------------    --------------    ---------------    ---------------    --------------

(a) See Notes to Financial Statements for commencement of operations

See Notes to Financial Statements.                         CORE TRUST (DELAWARE)

 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)   FOR THE PERIOD ENDED NOVEMBER
30, 1997

--------------------------------------------------------------------------------

                                     SMALL             SMALL           SMALL
                                    COMPANY           COMPANY         COMPANY                        DISCIPLINED        SMALL CAP
                                     STOCK            GROWTH           VALUE       INTERNATIONAL       GROWTH             VALUE
                                  PORTFOLIO(a)     PORTFOLIO(a)    PORTFOLIO(a)      PORTFOLIO      PORTFOLIO(a)      PORTFOLIO(a)
                                ----------------   -------------   -------------   -------------   ---------------   ---------------
NET ASSETS -- MAY 31, 1996....    $         -      $          -     $         -     $439,815,157     $          -      $          -
                                ----------------   -------------   -------------   -------------   ---------------   ---------------
OPERATIONS:
 Net investment income
     (loss)...................              -                 -               -       7,278,121                 -                 -
 Net realized gain (loss) on
     investments sold.........              -                 -               -      11,031,767                 -                 -
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............              -                 -               -      41,949,537                 -                 -
                                ----------------   -------------   -------------   -------------   ---------------   ---------------
 Net increase (decrease) in
     net assets resulting from
     operations...............              -                 -               -      60,259,425                 -                 -
                                ----------------   -------------   -------------   -------------   ---------------   ---------------
TRANSACTIONS IN INVESTORS'
    BENEFICIAL INTERESTS
 Contributions................              -                 -               -     108,485,326                 -                 -
 Withdrawals..................              -                 -               -     (69,263,029)                -                 -
                                ----------------   -------------   -------------   -------------   ---------------   ---------------
 Net transactions from
     investors' beneficial
     interest.................              -                 -               -      39,222,297                 -                 -
                                ----------------   -------------   -------------   -------------   ---------------   ---------------
 Net increase (decrease) in
     net assets...............              -                 -               -      99,481,722                 -                 -
                                ----------------   -------------   -------------   -------------   ---------------   ---------------
NET ASSETS -- MAY 31, 1997....              -                 -               -     539,296,879                 -                 -
                                ----------------   -------------   -------------   -------------   ---------------   ---------------
OPERATIONS
 Net investment income
     (loss)...................       (536,843)       (1,597,869)        801,424       4,006,383           192,470            46,807
 Net realized gain (loss) on
     investments sold.........     64,466,819       106,828,610      19,958,394       8,949,218          (876,146)       (1,861,693)
 Net change in unrealized
     appreciation
     (depreciation) on
     investments..............     18,330,107       165,236,111      27,074,556     (26,401,242)       (3,161,739)       (3,093,768)
                                ----------------   -------------   -------------   -------------   ---------------   ---------------
 Net increase (decrease) in
     net assets resulting from
     operations...............     82,260,083       270,466,852      47,834,374     (13,445,641)       (3,845,415)       (4,908,654)
                                ----------------   -------------   -------------   -------------   ---------------   ---------------
TRANSACTIONS IN INVESTORS'
    BENEFICIAL INTERESTS
 Contributions................    366,649,444       677,060,019     158,365,552     320,715,461       108,999,947        90,664,064
 Withdrawals..................    (93,193,307)      (60,408,565)    (38,780,687)    (54,697,906)       (2,156,306)       (2,869,447)
                                ----------------   -------------   -------------   -------------   ---------------   ---------------
 Net transactions from
     investors' beneficial
     interest.................    273,456,137       616,651,454     119,584,865     266,017,555       106,843,641        87,794,617
                                ----------------   -------------   -------------   -------------   ---------------   ---------------
 Net increase (decrease) in
     net assets...............    355,716,220       887,118,306     167,419,239     252,571,914       102,998,226        82,885,963
                                ----------------   -------------   -------------   -------------   ---------------   ---------------
NET ASSETS -- NOVEMBER 30,
    1997 (UNAUDITED)..........    $355,716,220     $887,118,306     $167,419,239    $791,868,793     $102,998,226      $ 82,885,963
                                ----------------   -------------   -------------   -------------   ---------------   ---------------
                                ----------------   -------------   -------------   -------------   ---------------   ---------------

(a) See Notes to Financial Statements for commencement of operations

See Notes to Financial Statements.                         CORE TRUST (DELAWARE)

 FINANCIAL HIGHLIGHTS (UNAUDITED) SELECTED DATA FOR A SHARE OUTSTANDING DURING EACH PERIOD

--------------------------------------------------------------------------------

                                                                     RATIO TO
                                                                AVERAGE NET ASSETS
                                                    -------------------------------------------
                                                       NET
                                                    INVESTMENT                                     PORTFOLIO    AVERAGE
                                                      INCOME          NET            GROSS         TURNOVER    COMMISSION
                                                      (LOSS)       EXPENSES         EXPENSES         RATE       RATE(a)
                                                    ----------    -----------    --------------    --------    ----------
 STABLE INCOME PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  June 1, 1997(b) to November 30, 1997............    6.13%(c)       0.38%(c)        0.44%(c)       11.36%       N/A
 TOTAL RETURN BOND PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  June 1, 1997(b) to November 30, 1997............    6.59%(c)       0.40%(c)        0.47%(c)       18.08%       N/A
 INDEX PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  June 1, 1997 to November 30, 1997...............    1.70%(c)       0.18%(c)        0.25%(c)        6.85%      $0.0330
  June 1, 1996 to May 31, 1997....................    2.03%          0.11%           0.31%           7.29%      $0.0444
  November 1, 1995 to May 31, 1996................    2.35%(c)       0.17%(c)        0.32%(c)        7.21%      $0.0501
  November 11, 1994(b) to October 31, 1995........    2.42%(c)       0.17%(c)        0.33%(c)        7.73%       N/A
 INCOME EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  June 1, 1997(b) to November 30, 1997............    1.85%(c)       0.52%(c)        0.58%(c)        2.43%      $0.0600
 LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  June 1, 1997(b) to November 30, 1997............   (0.03%)(c)      0.67%(c)        0.74%(c)        8.07%      $0.0558
 SMALL COMPANY STOCK PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  June 1, 1997(b) to November 30, 1997............   (0.28%)(c)      0.96%(c)        1.01%(c)      115.24%      $0.0635
 SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  June 1, 1997(b) to November 30, 1997............   (0.40%)(c)      0.93%(c)        0.99%(c)       53.77%      $0.0576
 SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  June 1, 1997(b) to November 30, 1997............    0.89%(c)       0.98%(c)        1.05%(c)       46.51%      $0.0503
 INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  June 1, 1997 to November 30, 1997...............    0.97%(c)       0.66%(c)        0.67%(c)       15.51%      $0.0177
  June 1, 1996 to May 31, 1997....................    1.53%          0.19%           0.67%          53.32%      $0.0244
  November 1, 1995 to May 31, 1996................    1.75%(c)       0.23%(c)        0.68%(c)       17.58%      $0.0247
  November 11, 1994(b) to October 31, 1995........    1.94%(c)       0.25%(c)        0.70%(c)       28.19%       N/A
 DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  June 1, 1997(b) to November 30, 1997............    1.13%(c)       0.97%(c)        1.02%(c)        7.11%      $0.0587
 SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  June 1, 1997(b) to November 30, 1997............    0.33%(c)       1.03%(c)        1.08%(c)       25.08%      $0.0583

------------------------

(a) For fiscal years ending after September 1, 1995, the Portfolios are required to disclose average commissions per share paid to brokers on the purchase and sale of equity securities on which commissions are charged.

(b) Commencement of operations.

(c) Annualized.

See Notes to Financial Statements.                         CORE TRUST (DELAWARE)

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                     NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 NOTE 1. ORGANIZATION

Core Trust (Delaware) ("Core Trust"), organized as a Delaware business trust, was formed on September 1, 1994. Core Trust, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "Act"), currently has twenty separate investment portfolios. These financial statements relate to the following eleven portfolios (each a "Portfolio" and collectively the "Portfolios"), diversified portfolios which commenced operations on the following dates:

Stable Income Portfolio...............................................................  June 1, 1997
Total Return Bond Portfolio...........................................................  June 1, 1997
Index Portfolio.......................................................................  November 11, 1994
Income Equity Portfolio...............................................................  June 1, 1997
Large Company Growth Portfolio........................................................  June 1, 1997
Small Company Stock Portfolio.........................................................  June 1, 1997
Small Company Growth Portfolio........................................................  June 1, 1997
Small Company Value Portfolio.........................................................  June 1, 1997
International Portfolio...............................................................  November 11, 1994
Disciplined Growth Portfolio..........................................................  June 1, 1997
Small Cap Value Portfolio.............................................................  June 1, 1997

On June 1, 1997, the following portfolio reorganizations occurred. The Small Company Portfolio was separated by investment style into three new portfolios named Small Company Stock Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio. International Portfolio merged into International Portfolio II. International Portfolio II was renamed International Portfolio.

Interests in the Portfolios are sold without any sales charge in private placement transactions to qualified investors, including open-end management investment companies.

 NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Portfolios:

SECURITIES VALUATION--Short-term securities that mature in 60 days or less are valued at amortized cost. Equity securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sales are reported, the mean of the last bid and ask price is used. If no mean price is available, the last bid price is used. Fixed income and other securities, for which market quotations are readily available, are valued using the mean of the bid and ask prices provided by independent pricing services. If no mean price is available the last bid price is used. In the absence of readily available market quotations, securities are valued at fair value determined in accordance with procedures adopted by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of withholding tax. Interest income, including amortization of discount or premium, is recorded as earned. Identified cost of investments sold is used to determine realized gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain and loss are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

International Portfolio may enter into forward contracts to purchase or sell foreign currencies to protect against the effect on the U.S. dollar value of the underlying portfolio of possible adverse movements in foreign exchange rates. Risks associated with such

                                                           CORE TRUST (DELAWARE)

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)         NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded as unrealized gain or loss; realized gain or loss include net gain or loss on contracts that have terminated by settlement or by the Portfolio entering into offsetting commitments.

EXPENSE ALLOCATION--Core Trust accounts separately for the assets and liabilities and operations of each Portfolio. Expenses that are directly attributable to more than one Portfolio are allocated among the respective Portfolios.

FUTURES CONTRACTS--Each Portfolio may invest in futures contracts. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

REPURCHASE AGREEMENTS--Each Portfolio may invest in repurchase agreements. The Portfolios, through their custodian, receive delivery of the underlying collateral, whose market value must always equal or exceed the repurchase price. The investment adviser is responsible for determining the value of the underlying collateral at all times. In the event of default, the Portfolios may have difficulties with the disposition of any securities held as collateral.

SECURITY LOANS--The Portfolios receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or any cash received as collateral. A Portfolio also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral equal to at least 102% of the market value of the securities loaned plus accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Portfolio.

ORGANIZATIONAL COSTS--The costs incurred by each Portfolio in connection with its organization, in the amount of $30,360 have been capitalized and are being amortized using the straight line method over a five year period beginning on the commencement of the Portfolio's operations.

 NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER--Norwest Investment Management, Inc. ("Norwest"), a part of Norwest Bank Minnesota, N.A., is a subsidiary of Norwest Corporation, serves as investment adviser of each Portfolio other than International Portfolio. Schroder Capital Management International Inc. ("Schroder") serves as investment adviser to International Portfolio. Norwest has retained the services of Subadvisers on certain Portfolios. Norwest (not the Portfolios) pays each Subadviser. UCM, Galliard, Crestone, and Peregrine are affiliates of Norwest. The investment advisory fee and the associated subadviser is as follows:

                                                                                         INVESTMENT
                                                                                        ADVISORY FEE    SUBADVISER
                                                                                       ---------------  -----------
Stable Income Portfolio..............................................................         0.30%       Galliard
Total Return Bond Portfolio..........................................................         0.35%            UCM
Index Portfolio......................................................................         0.15%              -
Income Equity Portfolio..............................................................         0.50%              -
Large Company Growth Portfolio.......................................................         0.65%       Pergrine
Small Company Stock Portfolio........................................................         0.90%       Crestone
Small Company Growth Portfolio.......................................................         0.90%       Pergrine
Small Company Value Portfolio........................................................         0.90%       Pergrine
International Portfolio..............................................................         0.45%              -
Disciplined Growth Portfolio.........................................................         0.90%          Smith
Small Cap Value Portfolio............................................................         0.95%          Smith

ADMINISTRATIVE AND OTHER SERVICES--Forum Administrative Services, LLC ("FAS") is the administrator to Core Trust and receives a fee with respect to each Portfolio (other than the International Portfolio) at an annual rate of 0.05% of the Portfolio's average daily net assets. With respect to International Portfolio, FAS receives a fee at an annual rate of 0.15% of the Portfolio's average daily net assets. In addition, for the period ended November 30, 1997, certain legal expenses were charged to the Portfolios by FAS aggregating $6,262

                                                           CORE TRUST (DELAWARE)

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)         NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH
AFFILIATES (CONTINUED)

Norwest serves as the custodian for each Portfolio and may appoint certain subcustodians to custody those portfolios' foreign securities and other assets held in foreign countries. Norwest receives a fee with respect to each Portfolio (other than International Portfolio) at an annual rate of 0.02% of the first $100 million of the Portfolio's average daily net assets, 0.015% of the next $100 million of the Portfolio's average daily net assets and 0.01% of the remaining Portfolio's average daily net assets. With respect to International Portfolio Norwest receives a fee at an annual rate of 0.075% of the Portfolio's average daily net assets.

Forum Accounting Services, LLC provides portfolio accounting and interestholder recordkeeping services to each Portfolio pursuant to separate agreements.

 NOTE 4. WAIVERS OF FEES

For the period ended November 30, 1997, fees waived by the Portfolio's service providers were as follows:

                                                                           FEES WAIVED   FEES WAIVED     TOTAL
                                                                           BY NORWEST      BY FAS     FEES WAIVED
                                                                          -------------  -----------  -----------
Stable Income Portfolio                                                     $       -     $  63,291    $  63,291
Total Return Bond Portfolio.............................................            -        94,466       94,466
Index Portfolio.........................................................            -       340,175      340,175
Income Equity Portfolio.................................................            -       379,186      379,186
Large Company Growth Portfolio..........................................            -       319,302      319,302
Small Company Stock Portfolio...........................................            -       102,474      102,474
Small Company Growth Portfolio..........................................            -       230,560      230,560
Small Company Value Portfolio...........................................            -        59,503       59,503
International Portfolio.................................................       16,664             -       16,664
Disciplined Growth Portfolio............................................            -         8,545        8,545
Small Cap Value Portfolio...............................................            -         7,170        7,170

 NOTE 5. FEDERAL INCOME TAX

The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gain and loss of the Portfolios are deemed to have been "passed through" to the partners in proportion to their holdings of the Portfolios regardless of whether such interest, dividends or gain have been distributed by the Portfolios.

 NOTE 6. SECURITIES TRANSACTIONS

The cost of purchases and the proceeds from sales (including maturities) of securities (excluding short-term investments) for the period ended November 30, 1997 were as follows:

                                                                                         COST OF     PROCEEDS
                                                                                        PURCHASES   FROM SALES
                                                                                       -----------  -----------
Stable Income Portfolio..............................................................  $67,593,307  $23,090,499
Total Return Bond Portfolio..........................................................   40,883,314  219,655,250
Index Portfolio......................................................................   71,716,044   62,079,091
Income Equity Portfolio..............................................................  129,097,780   31,886,195
Large Company Growth Portfolio.......................................................   75,719,855  205,557,884
Small Company Stock Portfolio........................................................  412,195,420  455,565,020
Small Company Growth Portfolio.......................................................  458,240,719  423,665,640
Small Company Value Portfolio........................................................   80,792,696  109,638,198
International Portfolio..............................................................  105,274,776  162,943,644
Disciplined Growth Portfolio.........................................................  111,134,490    6,996,057
Small Cap Value Portfolio............................................................  106,808,669   20,256,787

                                                           CORE TRUST (DELAWARE)

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)         NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 NOTE 6. SECURITIES TRANSACTIONS (CONTINUED)

For federal income tax purposes, the tax basis of investment securities owned as of November 30, 1997 and the aggregate gross unrealized appreciation and the aggregate unrealized depreciation based on identified tax cost as of November 30, 1997 were as follows:

                                                                                                    NET UNREALIZED
                                                                         UNREALIZED    UNREALIZED    APPRECIATION
                                                        TAX COST BASIS  APPRECIATION  DEPRECIATION  (DEPRECIATION)
                                                        --------------  ------------  ------------  --------------
Stable Income Portfolio...............................  $  215,705,276   $1,331,749    $  579,894    $    751,855
Total Return Bond Portfolio...........................     135,611,400    2,622,679       892,210       1,730,469
Index Portfolio.......................................     714,730,631  385,221,859    13,599,487     371,622,372
Income Equity Portfolio...............................   1,046,807,802  593,151,526     9,822,994     583,328,532
Large Company Growth Portfolio........................     517,623,279  412,966,603     6,768,793     406,197,810
Small Company Stock Portfolio.........................     339,816,930   40,537,908    22,207,801      18,330,107
Small Company Growth Portfolio........................     738,266,592  187,100,299    21,864,188     165,236,111
Small Company Value Portfolio.........................     138,129,017   31,863,496     4,788,940      27,074,556
International Portfolio...............................     648,358,829  136,176,882    72,757,475      63,419,407
Disciplined Growth Portfolio..........................     106,680,821    2,836,821     5,998,560      (3,161,739)
Small Cap Value Portfolio.............................      86,359,478    1,964,824     5,058,592      (3,093,768)

 NOTE 7. PORTFOLIO SECURITIES LOANED

As of November 30, 1997, certain Portfolios had loaned securities which were collateralized by various securities, including time deposits, commercial paper, corporate bonds and repurchase agreements. Norwest receives transaction fees for providing services in connection with the securities lending program. The value of the securities on loan and the value of the related collateral were as follows:

                                                                                       SECURITIES   COLLATERAL
                                                                                       -----------  -----------
Stable Income Portfolio..............................................................  $18,360,950  $20,205,908
Total Return Bond Portfolio..........................................................   42,041,810   46,130,429
Index Portfolio......................................................................  284,726,173  309,088,755
Income Equity Portfolio..............................................................  197,130,319  213,139,062
Large Company Growth Portfolio.......................................................  220,217,843  240,559,156
Small Company Stock Portfolio........................................................   73,251,280   80,789,468
Small Company Value Portfolio........................................................   13,617,977   15,011,982
Disciplined Growth Portfolio.........................................................   22,951,349   25,032,075
Small Cap Value Portfolio............................................................    5,450,930    5,976,398

 NOTE 8. CONCENTRATION OF CREDIT RISK

The International Portfolio has a relatively large concentration of portfolio securities invested in companies domiciled in Japan. The Portfolio may be more susceptible to political, social and economic events adversely affecting Japanese companies than portfolios not so concentrated.

                                                           CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED)                          NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                         STABLE INCOME PORTFOLIO
----------------------------------------------------
ASSET BACKED SECURITIES (19.9%)
    1,933,547   AFC Home Equity Loan Trust Series 1995-2
                  A1, 7.45% VR, 7/25/26                   $     1,941,422
    3,500,000   Aesop Funding II LLC, Series 1997-1 A1,
                  6.22% VR, 10/20/01(b)(h)                      3,513,671
      955,080   Bear Stearns Secured Investors Trust,
                  Series 1991-2 H, 7.50% VR, 9/20/20              958,505
    4,000,000   DreamWorks Firm Trust, 6.10% VR,
                  10/15/05                                      4,000,000
    1,500,000   EQCC Home Equity Loan Trust, Series
                  1995-3 A4, 7.10%, 2/15/12                     1,535,640
    2,950,762   GMAC, Commercial Mortgage Securities,
                  Inc., Series 1996 C1 A1, 6.35% VR,
                  10/15/28                                      2,954,449
    5,105,000   Green Tree Financial Corp., Series
                  1993-4 A3, 6.25%, 1/15/19                     5,118,222
    1,075,000   Green Tree Financial Corp., Series
                  1994-1 A3, 6.90%, 4/15/19                     1,090,878
    2,510,000   Green Tree Financial Corp., Series
                  1995-5 A3, 6.25%, 9/15/26                     2,516,401
    3,500,000   Green Tree Financial Corp., Series
                  1995-10 A4, 6.30%, 2/15/27                    3,505,285
    3,500,000   HCLT, Series 1997-1 A3, 5.98% VR,
                  3/15/07                                       3,493,438
    5,000,000   HCLT, Series 1997-2 A3, 6.09% VR,
                  11/15/07                                      5,000,000
    2,400,000   Keystone Home Improvement Loan Trust,
                  Series 1997-P2 IA3, 6.99%, 4/25/14            2,420,626
    1,419,054   MLMI, Inc., Series 1987-C A, 10.10%,
                  12/15/07                                      1,480,115
    3,462,529   Sequoia Mortgage Trust, Series 2 A1,
                  6.50% VR, 10/25/24                            3,484,094
                                                          ---------------

TOTAL ASSET BACKED SECURITIES (COST $42,894,321)
                                                               43,012,746
                                                          ---------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                   STABLE INCOME PORTFOLIO (continued)
----------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (30.7%)
    3,000,000   AMBS, Series CS-1012 1, 7.06% VR,
                  7/25/02                                 $     3,065,625
    2,919,276   Commercial Loan Funding Trust, Series I
                  A, 6.08%, 8/15/05(b)(h)                       2,917,157
      198,447   FNMA, Series 1993-39 FA, 7.12% VR,
                  4/25/23                                         205,058
    7,129,797   FNMA, Series 1994-1 A1, 6.08% VR,
                  10/20/04                                      7,124,228
    3,700,000   Hospitality Properties Mortgage
                  Acceptance, Series 1996-C1, 6.31% VR,
                  12/6/04(b)                                    3,700,000
    3,000,000   MLCC Mortgage Investors, Inc., Series
                  1994 A A3, 6.49% VR, 7/15/19                  3,039,375
      633,627   MLCC Mortgage Investors, Inc., Series
                  1994 B A1, 6.09% VR, 12/15/19                   634,109
    3,000,000   MLCC Mortgage Investors, Inc., Series
                  1994-B A2, 6.29% VR, 12/15/19                 3,004,980
      989,694   MLMI, Inc., Series 1994-I A1, 7.14% VR,
                  1/25/05                                       1,005,570
    1,912,299   MNB Mortgage Pass-thru Certificates,
                  Series 1990-1 A, 9.50%, 6/25/19               1,912,299
    3,000,000   PRAT, Series 1997-1 B, 6.55%, 9/6/03            3,022,530
      813,772   RFMSI ARM, Series 1989-5A, 7.68% VR,
                  10/25/19                                        825,978
      316,951   RFMSI ARM, Series 1991 21 BA, 7.63% VR,
                  8/25/21                                         325,667
      417,813   RTC, Series 1991-6 E, 11.59% VR, 5/25/24          434,264
    1,089,533   RTC, Series 1991-14 A1, 7.61% VR,
                  1/25/22                                       1,098,693
      253,047   RTC, Series 1991 M6 A3, 8.35% VR,
                  6/25/21                                         252,572
      798,306   RTC, Series 1992-4 A2, 7.68% VR, 7/25/28          804,543
    4,164,617   RTC, Series 1992-7 A2D, 8.35%, 6/25/29          4,191,295
    1,213,063   RTC, Series 1992-9 B4, 7.53% VR, 4/25/27        1,215,718
    2,391,821   RTC, Series 1992-18P A4, 6.64% VR,
                  4/25/28(b)(h)                                 2,391,821

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                   STABLE INCOME PORTFOLIO (continued)
----------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

    6,407,250   RTC, Series 1992-C2 A2, 6.56% VR,
                  10/25/21                                $     6,445,796
    3,394,860   RTC, Series 1992-C3 A3, 6.84% VR,
                  8/25/23                                       3,396,980
      131,076   RTC, Series 1992-CHF A2, 6.72% VR,
                  12/25/20                                        130,993
    3,176,694   RTC, Series 1992-M3 A1, 7.75% VR,
                  7/25/30                                       3,173,178
    3,353,968   RTC, Series 1992-M3 A4, 7.75% VR,
                  7/25/30                                       3,350,870
    4,470,378   RTC, Series 1994-C1 A3, 6.24% VR,
                  6/25/26                                       4,476,663
    1,377,174   RTC, Series 1995 C2 A2, 6.14% VR,
                  5/25/27                                       1,378,896
    1,607,712   RTC, Series 1995-1 A3, 7.26% VR,
                  10/25/28                                      1,628,813
    1,275,000   RTC, Series 1995-2 A1B, 7.15%, 5/25/29          1,275,797
                                                          ---------------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST
  $66,623,909)                                                 66,429,468
                                                          ---------------
CORPORATE BONDS & NOTES (9.0%)
    4,037,000   Chase Manhattan Corp., 10.13%, 11/1/00          4,451,471
    2,150,000   Chrysler Financial Corp., 6.26%, 7/20/98        2,155,226
    2,500,000   Corestates Capital Corp., 9.63%, 2/15/01        2,719,013
    2,043,000   Lehman Brothers Holdings, Inc., 8.88%,
                  11/1/98                                       2,089,319
    3,475,000   Newell Co., 6.18%, 7/11/00                      3,479,657
    1,500,000   Transamerica Financial, 6.41%, 6/20/00          1,508,432
    1,000,000   Transamerica Financial, 6.36%, 6/26/00          1,004,467
    2,000,000   USAA Capital Corp., 5.97%, 8/4/99(b)(h)         2,001,150
                                                          ---------------

TOTAL CORPORATE BONDS & NOTES (COST $19,299,608)
                                                               19,408,735
                                                          ---------------
GOVERNMENT AGENCY BONDS & NOTES (6.7%)
FFCB (0.5%)
    1,200,000   4.65% VR, 3/2/98
                  (cost $1,188,519)                             1,196,699
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                   STABLE INCOME PORTFOLIO (continued)
----------------------------------------------------

GOVERNMENT AGENCY BONDS & NOTES (continued)

FHLB (4.2%)
      350,000   5.88% VR, 12/23/97                        $       350,041
    2,000,000   4.50% VR, 3/2/98                                1,992,810
    1,000,000   4.95% VR, 3/4/98                                  995,926
      500,000   4.65% VR, 3/11/98                                 498,469
    2,000,000   7.11%, 7/8/99(c)                                2,037,234
      400,000   3.06% VR, 7/15/98                                 393,996
      950,000   Series AP98, 5.40% VR, 4/27/98                    948,667
    1,790,000   Series RR98, 4.42% VR, 3/16/98                  1,781,353
                                                          ---------------

TOTAL FHLB (COST $8,985,079)                                    8,998,496
                                                          ---------------
FHLMC (0.9%)
    2,000,000   Structured Note, 4.65% VR, 3/11/98 (cost
                  $1,990,551)                                   1,993,875
                                                          ---------------
FNMA (1.1%)
    1,300,000   4.97% VR, 3/10/98                               1,297,208
    1,000,000   8.70%, 6/10/99                                  1,040,734
                                                          ---------------

TOTAL FNMA (COST $2,344,376)                                    2,337,942
                                                          ---------------

TOTAL GOVERNMENT AGENCY BONDS & NOTES (COST $14,508,525)
                                                               14,527,012
                                                          ---------------
MORTGAGE BACKED SECURITIES (15.5%)
FHLMC ARM (1.4%)
      823,228   Pool 410220, 7.60% VR, 10/1/25                    847,924
    1,369,105   Pool 845151, 7.82% VR, 6/1/22                   1,428,072
      709,954   Pool 846367, 7.41% VR, 4/1/29                     735,583
                                                          ---------------

TOTAL FHLMC ARM (COST $2,960,756)                               3,011,579
                                                          ---------------
FNMA ARM (5.2%)
      291,770   Pool 46698, 7.13% VR, 12/1/15                     304,588
    1,735,748   Pool 155506, 7.46% VR, 4/1/22                   1,811,114
    3,031,438   Pool 190815, 6.44% VR, 7/1/17                   3,073,272
    1,326,392   Pool 220706, 8.05% VR, 6/1/23                   1,388,322
    1,703,705   Pool 318464, 7.57% VR, 4/1/25                   1,771,427
    2,067,400   Pool 321051, 7.96% VR, 8/1/25                   2,153,424
      760,055   Pool 331866, 7.29% VR, 12/1/25                    787,562
                                                          ---------------

TOTAL FNMA ARM (COST $11,065,990)                              11,289,709
                                                          ---------------

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                   STABLE INCOME PORTFOLIO (continued)
----------------------------------------------------

MORTGAGE BACKED SECURITIES (continued)

SBA ARM (8.9%)
      112,306   Pool 500025, 8.38% VR, 12/25/10           $       118,202
       67,112   Pool 500276, 10.38% VR, 5/25/07                    72,565
      157,138   Pool 500299, 10.38% VR, 6/25/07                   168,530
      731,168   Pool 500392, 8.38% VR, 11/25/12                   778,694
      102,064   Pool 500569, 10.38% VR, 6/25/08                   110,485
      601,157   Pool 500664, 8.38% VR, 3/25/04                    631,086
      635,397   Pool 500806, 7.00% VR, 2/25/14                    651,282
      708,644   Pool 500957, 8.75% VR, 7/25/14                    775,966
       18,775   Pool 501013, 9.38% VR, 6/25/98                     18,822
      208,212   Pool 501017, 6.88% VR, 9/25/14                    210,816
      666,154   Pool 501224, 7.25% VR, 6/25/15                    702,792
       54,617   Pool 501828, 9.13% VR, 9/25/98                     54,754
       85,825   Pool 501973, 10.13% VR, 12/25/01                   89,044
      333,864   Pool 502083, 8.38% VR, 11/25/04                   344,297
      252,153   Pool 502241, 8.38% VR, 4/25/03                    255,935
      431,442   Pool 502394, 10.13% VR, 6/25/13                   481,597
    1,192,094   Pool 502462, 9.73% VR, 11/25/07                 1,278,521
      882,647   Pool 502501, 9.73% VR, 4/25/03                    923,469
      386,806   Pool 502568, 9.73% VR, 9/25/03                    405,663
      399,681   Pool 502583, 9.73% VR, 9/25/03                    419,166
      170,898   Pool 502966, 9.73% VR, 5/25/15                    199,293
      349,721   Pool 503249, 8.38% VR, 4/25/07                    364,584
      343,402   Pool 503250, 9.73% VR, 3/25/09                    376,024
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                   STABLE INCOME PORTFOLIO (continued)
----------------------------------------------------

MORTGAGE BACKED SECURITIES (continued)
SBA ARM (continued)

      482,582   Pool 503398, 8.88% VR, 5/25/13            $       525,410
      847,606   Pool 503405, 8.88% VR, 5/25/13                    936,604
    2,207,752   Pool 503611, 8.38% VR, 12/25/21                 2,540,104
      218,558   Pool 503653, 9.13% VR, 1/25/10                    245,982
    1,448,771   Pool 503658, 9.63% VR, 9/25/10                  1,664,256
    1,347,940   Pool 503664, 8.98% VR, 1/25/13                  1,537,452
    2,145,389   Pool 503694, 8.38% VR, 1/25/22                  2,471,772
                                                          ---------------

TOTAL SBA ARM (COST $19,145,878)                               19,353,167
                                                          ---------------

TOTAL MORTGAGE BACKED SECURITIES (COST $33,172,624)
                                                               33,654,455
                                                          ---------------
MUNICIPAL BONDS & NOTES (1.6%)
    3,145,000   Denver, CO, City and County SD #1,
                  Educational Facilities RV, Taxable
                  Pension, School Facilities Lease,
                  AMBAC insured, 6.34%, 12/15/00                3,165,505
      330,000   York County, PA, Tax-Exempt Economic
                  Development RV, 5.45%, 12/30/98                 327,878
                                                          ---------------

TOTAL MUNICIPAL BONDS & NOTES (COST $3,472,901)
                                                                3,493,383
                                                          ---------------
RECEIVABLES BACKED SECURITIES (3.8%)
    2,500,000   Choice Credit Card Master Trust, Series
                  1992-2 B, 7.20%, 4/15/99                      2,510,374
    1,000,000   First Merchants Auto Receivables Corp.,
                  Series 1996-A A2, 6.70%, 7/17/00(b)(h)        1,005,431
    1,684,584   First Merchants Grantor Trust, Series
                  1996-2 A, 6.85%, 11/15/01(b)(h)               1,695,941

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (unaudited) (continued)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                     STABLE INCOME FUND (continued)
----------------------------------------------------
RECEIVABLES BACKED SECURITIES (continued)
    3,000,000   Standard Credit Card Master Trust,
                  Series 1991-3 B, 9.25%, 9/7/99          $     3,066,300
                                                          ---------------

TOTAL RECEIVABLES BACKED SECURITIES (COST $8,298,469)
                                                                8,278,046
                                                          ---------------
U.S. TREASURY OBLIGATIONS (9.3%)
U.S. TREASURY NOTES (9.3%)
   12,000,000   8.00%, 8/15/99(c)                              12,423,756
    1,000,000   7.75%, 1/31/00                                  1,038,751
    2,250,000   6.38%, 5/15/00(c)                               2,278,829
    3,000,000   6.38%, 9/30/01(c)                               3,049,689
    1,250,000   5.88%, 2/15/04(c)                               1,251,173
                                                          ---------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $19,823,831)
                                                               20,042,198
                                                          ---------------
REPURCHASE AGREEMENTS (3.5%)
    7,611,088   Bear, Stearns & Cos., Inc., 5.72%,
                  12/1/97, to be repurchased at
                  $7,614,715 (cost $7,611,088)(e)               7,611,088
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $215,705,276)
                                                          $   216,457,131
                                                          ---------------
                                                          ---------------
----------------------------------------------------
                       TOTAL RETURN BOND PORTFOLIO
----------------------------------------------------
CORPORATE BONDS & NOTES (19.3%)
    4,650,000   AT&T Capital Corp., 6.26%, 2/18/99        $     4,653,143
    1,498,125   GMAC, 6.05%, 10/4/99                            1,495,091
    1,000,000   Limited, Inc., 8.88%, 8/15/99                   1,037,567
      500,000   McDermott International, Inc., 6.50%,
                  4/20/98                                         500,285
    3,180,000   McDermott International, Inc., 6.50%,
                  4/23/98                                       3,181,818
      300,000   National Rural Utilities, 6.03%,
                  11/18/99                                        299,315
      200,000   Pennsylvania Power & Light Co., 5.50%,
                  4/1/98                                          199,673
    2,800,000   Philadelphia Electric, 7.50%, 1/15/99           2,839,939
    2,000,000   Puget Sound Power & Light, 6.41%,
                  9/16/99                                       2,007,171

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                 TOTAL RETURN BOND PORTFOLIO (continued)
----------------------------------------------------

CORPORATE BONDS & NOTES (continued)

    1,600,000   Texas Utilities Electric Co., 9.50%,
                  8/1/99                                  $     1,671,372
    1,800,000   Unicom Corp., 6.00%, 3/15/98                    1,799,427
    1,000,000   Union Oil of California, 8.90%, 2/15/99         1,031,617
    3,875,000   Union Oil of California, 7.24%, 4/1/99          3,928,846
      800,000   Virginia Electric Power, 6.35%, 6/8/98            802,010
    1,000,000   Washington Natural Gas, 7.08%, 1/15/99          1,009,588
                                                          ---------------

TOTAL CORPORATE BONDS & NOTES (COST $26,525,415)
                                                               26,456,862
                                                          ---------------
MORTGAGE BACKED SECURITIES (12.2%)
GMMA (12.2%)
    3,280,214   Pool 345066, 6.50%, 10/15/23                    3,238,621
    3,220,513   Pool 346960, 6.50%, 12/15/23                    3,179,677
    3,066,826   Pool 354692, 6.50%, 11/15/23                    3,027,939
    3,628,437   Pool 361398, 6.50%, 1/15/24                     3,580,216
    3,776,106   Pool 366641, 6.50%, 11/15/23                    3,728,225
                                                          ---------------

TOTAL MORTGAGE BACKED SECURITIES (COST $15,990,117)
                                                               16,754,678
                                                          ---------------
U.S. TREASURY OBLIGATIONS (66.8%)
U.S. TREASURY BONDS (17.8%)
   10,000,000   9.38%, 2/15/06(c)                              12,215,630
      415,000   11.25%, 2/15/15                                   642,861
    1,325,000   7.50%, 11/15/16(c)                              1,525,407
    1,475,000   8.75%, 5/15/17                                  1,908,744
    3,575,000   8.13%, 8/15/19                                  4,412,894
    1,450,000   8.75%, 8/15/20                                  1,906,750
    1,700,000   7.13%, 2/15/23(c)                               1,915,475
                                                          ---------------

TOTAL U.S. TREASURY BONDS (COST $20,840,778)
                                                               24,527,761
                                                          ---------------
U.S. TREASURY NOTES (49.0%)
      925,000   8.25%, 7/15/98                                    939,454
    1,000,000   8.88%, 11/15/98                                 1,028,751
    2,450,000   5.75%, 12/31/98                                 2,450,768
    4,750,000   6.88%, 7/31/99                                  4,828,675
      350,000   7.75%, 11/30/99                                   362,688
    3,150,000   7.75%, 12/31/99                                 3,269,111
    4,050,000   8.50%, 2/15/00                                  4,271,487
    7,850,000   7.13%, 2/29/00(c)                               8,063,426

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                 TOTAL RETURN BOND PORTFOLIO (continued)
----------------------------------------------------

U.S. TREASURY OBLIGATIONS (continued)
U.S. TREASURY NOTES (continued)

    6,875,000   6.88%, 3/31/00                            $     7,031,839
   10,125,000   6.13%, 7/31/00(c)                              10,200,948
      650,000   8.00%, 5/15/01                                    692,657
    2,100,000   6.63%, 6/30/01(c)                               2,149,220
      500,000   7.25%, 8/15/04                                    537,188
    1,000,000   6.50%, 5/15/05                                  1,035,001
    2,000,000   6.88%, 5/15/06                                  2,123,751
   10,700,000   7.00%, 7/15/06(c)                              11,462,385
    6,675,000   6.25%, 2/15/07(c)                               6,827,279
                                                          ---------------
TOTAL U.S. TREASURY NOTES (COST $69,927,150)
                                                               67,274,628
                                                          ---------------

TOTAL U.S. TREASURY OBLIGATIONS (COST $90,767,928)
                                                               91,802,389
                                                          ---------------
REPURCHASE AGREEMENTS (1.7%)
    2,327,940   Bear, Stearns & Cos., Inc., 5.72%,
                  12/1/97, to be repurchased at
                  $2,329,050 (cost $2,327,940)(e)               2,327,940
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $135,611,400)
                                                          $   137,341,869
                                                          ---------------
                                                          ---------------
----------------------------------------------------
                             INDEX PORTFOLIO
----------------------------------------------------
COMMON STOCK (95.6%)
AGRICULTURAL PRODUCTION--CROPS (0.1%)
       11,500   Pioneer Hi-Bred International, Inc.       $     1,174,430
                                                          ---------------
AMUSEMENT & RECREATION SERVICES (0.8%)
       14,400   Harrah's Entertainment, Inc.(a)                   288,900
       94,600   Walt Disney Co.(c)                              8,981,080
                                                          ---------------
                                                                9,269,980
                                                          ---------------
APPAREL & ACCESSORY STORES (0.6%)
       25,100   CVS Corp.                                       1,666,010
       14,800   Charming Shoppes, Inc.(a)                          72,610
       37,200   Gap, Inc.(c)                                    1,997,170
       38,000   Limited, Inc.                                     914,370
       11,200   Nordstrom, Inc.(c)                                660,796
       24,300   TJX Cos., Inc.                                    838,350
                                                          ---------------
                                                                6,149,306
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                       INDEX PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(0.1%)
        9,900   Liz Claiborne, Inc.                       $       497,474
       17,600   V.F. Corp.                                        812,900
                                                          ---------------
                                                                1,310,374
                                                          ---------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS (0.1%)
       21,100   Autozone, Inc. (a)(c)                             633,000
        9,300   Pep Boys - Manny, Moe & Jack                      233,660
                                                          ---------------
                                                                  866,660
                                                          ---------------
AUTOMOTIVE REPAIR, SERVICES, & PARKING (0.0%)
       11,200   Ryder System, Inc.                                406,700
                                                          ---------------
BUILDING CONSTRUCTION--GENERAL CONTRACTORS & OPERATIVE BUILDERS (0.0%)
        4,000   Centex Corp.                                      253,500
        5,400   Kaufman & Broad Home Corp.                        117,110
        2,900   Pulte Corp.                                       117,630
                                                          ---------------
                                                                  488,240
                                                          ---------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS (0.6%)
      102,100   Home Depot, Inc.(c)                             5,711,210
       24,200   Lowe's Cos., Inc.(c)                            1,111,685
                                                          ---------------
                                                                6,822,895
                                                          ---------------
BUSINESS SERVICES (4.5%)
       46,500   3Com Corp.(a)                                   1,685,625
       10,000   Adobe Systems, Inc.                               420,000
        6,700   Autodesk, Inc.                                    257,530
       41,000   Automatic Data Processing, Inc.(c)              2,306,250
       57,200   C.U.C. International, Inc.(a)(c)                1,644,500
       21,800   Cabletron Systems, Inc.(a)                        501,400
       11,300   Ceridian Corp.(a)(c)                              495,790
       22,800   Cognizant Corp.                                   977,550
       76,351   Computer Associates International,
                  Inc.(a)(c)                                    3,974,970
       10,700   Computer Sciences Corp.(a)(c)                     847,305
       21,200   Equifax, Inc.                                     723,450
       62,900   First Data Corp.(c)                             1,780,855
       27,600   HBO & Co.(c)                                    1,238,550
       17,700   Interpublic Group of Cos., Inc.(c)                848,490
      167,900   Microsoft Corp.(a)                             23,757,850
       48,600   Novell, Inc.(a)                                   449,550

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                       INDEX PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
BUSINESS SERVICES (continued)

      137,301   Oracle Systems Corp.(a)(c)                $     4,573,805
       17,900   Parametric Technology Co.(a)(c)                   905,070
        8,200   Safety Kleen Corp.                                227,550
        3,500   Shared Medical Systems Corp.                      224,000
           33   Siebel Systems, Inc.(a)                             1,385
       51,700   Sun Microsystems, Inc.(a)(c)                    1,861,200
                                                          ---------------
                                                               49,702,675
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (11.2%)
      108,400   Abbott Laboratories                             7,046,000
       15,400   Air Products & Chemicals, Inc.(c)               1,180,985
        7,900   Alberto Culver Co.                                246,380
        9,200   Allergan, Inc.                                    311,650
       11,900   Alza Corp.(a)                                     317,580
       18,500   Avon Products, Inc.                             1,069,530
       38,900   Baxter International, Inc.(c)                   1,969,315
      140,100   Bristol-Myers Squibb Co.(c)                    13,116,860
       21,400   Clorox Co.                                      1,661,175
       41,400   Colgate-Palmolive Co.(c)                        2,766,040
       31,600   Dow Chemical Co.                                3,120,500
      158,200   E.I. du Pont de Nemours & Co.                   9,580,990
       11,000   Eastman Chemical Co.(c)                           664,125
        9,100   Ecolab, Inc.                                      464,100
      155,600   Eli Lilly & Co.                                 9,812,525
        5,200   FMC Corp.(a)                                      379,925
        7,600   Goodrich (B.F.) Co.(c)                            338,200
        8,400   Great Lakes Chemical Corp.                        376,950
       14,100   Hercules, Inc.                                    684,730
       15,300   International Flavors & Fragrances,
                  Inc.(c)                                         737,270
      186,600   Johnson & Johnson, Inc.                        11,744,140
       10,300   Mallinckrodt, Inc.                                381,100
      169,100   Merck & Co., Inc.                              15,990,520
       82,900   Monsanto Co.                                    3,621,695
       19,600   Morton International, Inc.                        667,625
        9,400   Nalco Chemical Co.                                364,835
       25,300   PPG Industries, Inc.                            1,465,815
      180,900   Pfizer, Inc.                                   13,160,475
       71,100   Pharmacia & Upjohn, Inc.                        2,399,625
       22,100   Praxair, Inc.                                     971,020
        8,700   Rohm & Haas Co.                                   799,855
      102,500   Schering-Plough Corp.                           6,425,470
       24,100   Sherwin-Williams Co.                              688,355
       15,620   Solutia, Inc.                                     356,330
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                       INDEX PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
CHEMICALS & ALLIED PRODUCTS (continued)

       17,600   Union Carbide Corp.                       $       776,600
       10,200   W.R. Grace & Co.                                  742,050
       38,000   Warner-Lambert Co.(c)                           5,315,250
                                                          ---------------
                                                              121,715,590
                                                          ---------------
COMMUNICATIONS (7.1%)
      227,700   AT&T Corp.                                     12,722,740
       70,500   Airtouch Communications, Inc.(a)(c)             2,767,125
       26,100   Alltel Corp.                                    1,037,475
       76,900   Ameritech Corp.(c)                              5,926,105
      108,700   Bell Atlantic Corp.(c)                          9,701,475
      139,100   BellSouth Corp.                                 7,615,725
       13,900   Clear Channel Communications, Inc.(a)(c)          941,725
       49,100   Comcast Corp., Class A                          1,374,800
       23,000   Frontier Corp.(c)                                 563,500
      133,800   GTE Corp.                                       6,765,260
        5,200   King World Productions, Inc.(c)                   282,750
       79,500   MCI Communications Corp.                        3,493,030
       20,500   NextLevel Systems, Inc.(a)                        271,625
      127,800   SBC Communications, Inc.(c)                     9,305,435
       60,300   Sprint Corp.                                    3,531,315
       70,800   Tele-Communications, Inc.(a)(c)                 1,621,765
       67,200   U.S. West Communications Group(c)               3,036,600
       85,000   U.S. West Media Group(a)(c)                     2,257,810
      129,200   WorldCom, Inc.(a)(c)                            4,134,400
                                                          ---------------
                                                               77,350,660
                                                          ---------------
DEPOSITORY INSTITUTIONS (8.0%)
       83,800   Banc One Corp.(c)                               4,305,225
       52,700   Bank of New York Co., Inc.                      2,832,625
       97,500   BankAmerica Corp.(c)                            7,117,500
       20,600   BankBoston Corp.(c)                             1,835,975
       13,700   Bankers Trust New York Corp.(c)                 1,624,305
       27,900   Barnett Banks, Inc.                             1,963,465
       59,000   Chase Manhattan Corp.                           6,408,875
       64,200   Citicorp(c)                                     7,699,990
       14,800   Comerica, Inc.                                  1,260,775
       28,100   Corestates Financial Corp.                      2,172,485
       21,200   Fifth Third Bancorp                             1,494,600
       41,500   First Chicago NBD Corp.                         3,247,375
       78,000   First Union Corp.(c)                            3,802,500
       33,800   Fleet Financial Group, Inc.(c)                  2,232,910

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (unaudited) (continued)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
----------------------------------------------------
COMMON STOCK (continued)
DEPOSITORY INSTITUTIONS (continued)
        8,000   Golden West Financial Corp.(c)            $       717,005
       13,300   H. F. Ahmanson & Co.                              791,350
       26,700   Huntington Bancshares, Inc.(c)                    907,800
       24,600   J.P. Morgan & Co., Inc.                         2,809,015
       29,900   KeyCorp                                         2,016,380
       34,700   Mellon Bank Corp.                               1,967,055
       29,800   National City Corp.(c)                          1,989,150
       98,400   NationsBank Corp.(c)                            5,910,155
      104,800   Norwest Corp.(c)(g)                             3,923,450
       41,400   PNC Bank Corp.(c)                               2,227,840
        7,800   Republic New York Corp.                           848,250
       22,700   State Street Corp.                              1,350,650
       29,200   Suntrust Banks, Inc.                            2,073,200
       34,300   U.S. Bancorp(c)                                 3,689,395
       22,600   Wachovia Corp.(c)                               1,740,200
       35,000   Washington Mutual, Inc.(c)                      2,419,375
       12,300   Wells Fargo & Co.(c)                            3,779,175
                                                          ---------------
                                                               87,158,050
                                                          ---------------
EATING & DRINKING PLACES (0.7%)
       21,400   Darden Restaurants, Inc.                          254,125
       17,700   Marriott International, Inc.                    1,282,145
       96,700   McDonald's Corp.                                4,689,950
       21,470   Tricon Global Restaurants, Inc. (a)               725,955
       18,400   Wendy's International, Inc.(c)                    386,400
                                                          ---------------
                                                                7,338,575
                                                          ---------------
ELECTRIC, GAS, & SANITARY SERVICES (3.3%)
       26,400   American Electric Power Co.(c)                  1,308,450
       20,700   Baltimore Gas and Electric Co.(c)                 635,230
       29,800   Browning-Ferris Industries(c)                   1,063,485
       22,100   CINergy Corp.                                     787,315
       21,200   Carolina Power & Light Co.                        792,350
       29,700   Central & Southwest Corp.                         742,500
       14,800   Coastal Corp.(c)                                  866,725
        7,800   Columbia Gas System, Inc.                         567,450
       32,900   Consolidated Edison Co. of New York,
                  Inc.(c)                                       1,241,975
       13,300   Consolidated Natural Gas Co.                      802,990
       20,300   DTE Energy Co.(c)                                 666,095
       26,500   Dominion Resources, Inc.                        1,030,190
       50,400   Duke Energy Corp.(c)                            2,620,800
        2,900   Eastern Enterprises                               116,725
       54,400   Edison International                            1,458,600

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
ELECTRIC, GAS, & SANITARY SERVICES (continued)

       42,800   Enron Corp.(c)                            $     1,658,500
       34,700   Entergy Corp.(c)                                  902,200
       25,600   FPL Group, Inc.(c)                              1,432,000
       34,100   FirstEnergy Corp.(a)                              920,700
       16,900   GPU, Inc.                                         667,550
       41,100   Houston Industries, Inc.                          973,560
       41,700   Laidlaw, Inc., Class B                            542,100
       20,200   Niagara Mohawk Power Corp.(a)                     193,160
        6,900   Nicor, Inc.                                       277,725
        9,700   Northern States Power Co.                         532,290
        4,000   Oneok, Inc.                                       149,500
       23,000   PP&L Resources, Inc.                              540,500
       41,400   PacifiCorp                                        965,140
       11,700   Pacific Enterprises                               413,890
       61,400   Pacific Gas & Electric Co.                      1,734,550
       31,200   Peco Energy Co.                                   758,550
        4,900   People's Energy Corp.                             179,465
       32,500   Public Service Enterprise Group, Inc.             948,595
       12,100   Sonat, Inc.(c)                                    527,110
       95,500   Southern Co.(c)                                 2,292,000
       33,700   Texas Utilities Co.                             1,348,000
       14,300   Union Electric Co.                                569,315
       63,500   Waste Management, Inc.                          1,563,690
       22,200   Williams Cos., Inc.(c)                          1,186,310
                                                          ---------------
                                                               35,977,280
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (7.7%)
       30,800   AMP, Inc.                                       1,337,875
       19,700   Advanced Micro Devices, Inc.                      429,705
        3,900   Aeroquip-Vickers, Inc.                            199,145
       12,800   Andrew Corp.(a)(c)                                339,200
       17,900   Cooper Industries, Inc.(c)                        924,090
       16,400   DSC Communications Corp.(a)                       370,025
       62,400   Emerson Electric Co.                            3,432,000
      459,700   General Electric Co.                           33,902,875
       11,200   Harris Corp.                                      531,300
      229,500   Intel Corp.                                    17,814,935
       19,800   LSI Logic Corp.(a)                                460,350
       89,700   Lucent Technologies, Inc.(c)                    7,187,215
       13,700   Maytag Corp.(c)                                   442,680
       29,500   Micron Technology, Inc.(a)(c)                     733,815
       83,300   Motorola, Inc.(c)                               5,237,490

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (continued)

       19,800   National Semiconductor
                  Corp.(a)(c)                             $       655,875
        6,300   National Service Industries                       294,920
       37,500   Northern Telecom Ltd.                           3,367,965
        6,100   Raychem Corp.                                     576,830
       10,900   Scientific-Atlanta, Inc.                          218,000
       25,300   Tellabs, Inc.(a)(c)                             1,315,600
       53,600   Texas Instruments, Inc.(c)                      2,639,800
        7,900   Thomas & Betts Corp.                              358,465
       10,400   Whirlpool Corp.(c)                                570,050
                                                          ---------------
                                                               83,340,205
                                                          ---------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT, & RELATED SERVICES (0.1%)
       24,000   Dun & Bradstreet Corp.                            672,000
        6,500   EG&G, Inc.                                        127,565
                                                          ---------------
                                                                  799,565
                                                          ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT
(0.9%)
        4,200   Ball Corp.                                        161,700
        6,400   Crane Co.                                         269,600
       18,000   Crown Cork & Seal Co., Inc.                       878,625
       78,100   Gillette Co.(c)                                 7,209,605
       15,600   Parker-Hannifin Corp.                             694,200
        8,500   Snap-On, Inc.                                     373,470
       12,500   Stanley Works                                     550,780
                                                          ---------------
                                                               10,137,980
                                                          ---------------
FOOD STORES (0.4%)
       34,100   Albertson's, Inc.                               1,513,190
       38,200   American Stores Co.                               756,840
        8,400   Giant Food, Inc., Class A                         283,500
        5,400   Great Atlantic & Pacific Tea Co.                  166,725
       35,600   Kroger Co.(a)(c)                                1,225,980
       20,900   Winn-Dixie Stores, Inc.(c)                        845,145
                                                          ---------------
                                                                4,791,380
                                                          ---------------
FOOD AND KINDRED PRODUCTS (7.4%)
        5,200   Adolph Coors Co.                                  187,200
       69,100   Anheuser-Busch Cos., Inc.                       2,984,260
       78,500   Archer Daniels Midland Co.                      1,677,935
        9,700   Brown-Forman Corp.                                498,340
       20,100   CPC International, Inc.                         2,077,840
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
FOOD AND KINDRED PRODUCTS (continued)

       64,500   Campbell Soup Co.                         $     3,612,000
      347,400   Coca-Cola Co.                                  21,712,500
       67,000   Conagra, Inc.(c)                                2,407,815
       22,600   General Mills, Inc.                             1,672,400
       51,500   Heinz (H.J.) Co.                                2,578,220
       20,000   Hershey Foods Corp.(c)                          1,227,500
       58,100   Kellogg Co.(c)                                  2,694,385
      214,700   PepsiCo, Inc.                                   7,917,065
      189,800   Procter & Gamble Co.(c)                        14,484,115
       19,100   Quaker Oats Co.                                 1,012,300
       14,900   Ralston-Ralston Purina Group                    1,385,700
       67,300   Sara Lee Corp.                                  3,558,490
       52,000   Seagram Co. Ltd.                                1,680,250
       89,600   Unilever N.V.(c)                                5,202,400
       14,200   Whitman Corp.                                     373,640
       16,300   Wrigley (Wm) Jr. Co.                            1,289,740
                                                          ---------------
                                                               80,234,095
                                                          ---------------
FURNITURE & FIXTURES (0.1%)
       23,900   Masco Corp.(c)                                  1,126,290
                                                          ---------------
GENERAL MERCHANDISE STORES (2.5%)
       29,600   Costco Cos., Inc.(a)                            1,311,650
       30,400   Dayton Hudson Corp.                             2,019,700
       15,900   Dilliards, Inc.                                   581,345
       29,100   Federated Department Stores, Inc.(a)(c)         1,325,865
        9,900   Harcourt General, Inc.                            542,025
       34,600   J.C. Penney Co., Inc.                           2,223,050
       68,000   KMart Corp.(a)(c)                                 854,250
       32,200   May Department Stores Co.                       1,730,750
        5,200   Mercantile Stores Co., Inc.                       336,050
       54,900   Sears Roebuck and Co.                           2,515,105
      317,500   Wal-Mart Stores, Inc.(c)                       12,680,155
       18,800   Woolworth Corp.(a)                                406,550
                                                          ---------------
                                                               26,526,495
                                                          ---------------
HEALTH SERVICES (0.5%)
       15,400   Beverly Enterprises, Inc.(a)(c)                   261,800
       87,800   Columbia/HCA Healthcare Corp.(c)                2,590,100
       48,100   HEALTHSOUTH Corp.(a)(c)                         1,262,625
        8,900   Manor Care, Inc.                                  313,725
       42,200   Tenet Healthcare Corp.(a)(c)                    1,337,215
                                                          ---------------
                                                                5,765,465
                                                          ---------------

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)

HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION-- CONTRACTORS (0.2%)
       11,800   Fluor Corp.(c)                            $       424,060
        5,700   Foster Wheeler Corp.                              175,630
       35,400   Halliburton Co.                                 1,909,390
                                                          ---------------
                                                                2,509,080
                                                          ---------------
HOLDING & OTHER INVESTMENT OFFICES (0.1%)
       25,700   Conseco Inc.(c)                                 1,196,655
                                                          ---------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES (0.0%)
       13,700   Circuit City Stores(c)                            449,530
                                                          ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES (0.4%)
       22,200   HFS Inc.(a)                                     1,523,475
       35,000   Hilton Hotels Corp.(c)                          1,089,375
       16,300   ITT Corp.(a)                                    1,236,765
       24,800   Mirage Resorts, Inc.(a)                           589,000
                                                          ---------------
                                                                4,438,615
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (6.7%)
       17,700   Apple Computer, Inc.(a)(c)                        314,175
       50,800   Applied Materials, Inc.(a)(c)                   1,676,400
       23,100   Baker Hughes, Inc.(c)                             967,315
       27,900   Bay Networks, Inc.(a)                             838,740
       13,200   Black & Decker Corp.(c)                           485,100
        3,600   Briggs & Stratton Corp.                           184,050
       13,900   Brunswick Corp.                                   464,780
       10,400   Case Corp.(c)                                     644,800
       52,900   Caterpillar, Inc.(c)                            2,535,895
        5,600   Cincinnati Milacron, Inc.                         165,550
       95,700   Cisco Systems, Inc.(a)                          8,254,125
      107,200   Compaq Computer Corp.(a)(c)                     6,693,300
        5,400   Cummins Engine Co., Inc.(c)                       347,625
        6,600   Data General Corp.(a)                             118,385
       35,800   Deere & Co.                                     1,962,285
       46,300   Dell Computer Corp.(a)(c)                       3,897,880
       21,400   Digital Equipment Corp.(a)(c)                   1,053,950
       15,700   Dover Corp.                                     1,052,880
       24,700   Dresser Industries, Inc.                          923,165
       69,000   EMC Corp.(a)(c)                                 2,091,565
        7,000   General Signal Corp.                              285,685
        6,900   Harnischfeger Industries, Inc.                    263,490
      150,700   Hewlett-Packard Co.                             9,202,120
      137,800   IBM Corp.(c)                                   15,097,715
       24,000   Ingersoll-Rand Co.(c)                             981,000
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (continued)

        7,700   McDermott International, Inc.(c)          $       242,550
       17,700   Pall Corp.                                        373,915
       20,400   Pitney Bowes, Inc.                              1,714,875
       34,400   Seagate Technology, Inc.(a)                       780,450
       24,800   Silicon Graphics, Inc.(a)(c)                      325,500
       15,200   Tandy Corp.                                       653,600
       24,000   Tenneco, Inc.                                   1,039,500
        8,800   Timken Co.                                        311,850
       74,600   Tyco International Ltd.(c)                      2,928,050
        7,500   UNOVA, Inc.(a)                                    126,565
       24,500   Unisys Corp.(a)(c)                                350,655
       99,300   Westinghouse Electric Corp.(c)                  2,979,000
                                                          ---------------
                                                               72,328,485
                                                          ---------------
INSURANCE AGENTS, BROKERS & SERVICE (0.3%)
       23,800   Aon Corp.(c)                                    1,259,910
       22,800   Humana, Inc.(a)                                   505,875
       24,300   Marsh & McLennan Cos., Inc.                     1,808,830
                                                          ---------------
                                                                3,574,615
                                                          ---------------
INSURANCE CARRIERS (4.3%)
       21,100   Aetna Life & Casualty, Inc.                     1,590,415
       60,700   Allstate Corp.(c)                               5,212,615
       35,500   American General Corp.(c)                       1,912,560
       98,701   American International Group, Inc.              9,950,195
       10,400   CIGNA Corp.                                     1,739,400
       24,500   Chubb Corp.                                     1,737,970
       11,100   General Re Corp.                                2,203,350
       16,500   Hartford Financial Services Group, Inc.         1,381,875
        9,900   Jefferson-Pilot Corp.                             755,495
       14,500   Lincoln National Corp.                          1,034,940
       16,100   Loews Corp.(c)                                  1,708,615
       13,000   MBIA, Inc.(c)                                     817,375
       15,600   MGIC Investment Corp.(c)                          911,625
       10,000   Progressive Corp.                               1,020,000
       13,100   Providian Corp.                                   577,220
       17,700   Safeco Corp.(c)                                   865,090
       11,700   St. Paul Cos., Inc.(c)                            936,000
       27,400   SunAmerica, Inc.(c)                             1,109,700
       19,600   Torchmark Corp.                                   799,930
      160,447   Travelers Group, Inc.(c)                        8,102,450
       15,500   USF&G Corp.(c)                                    312,905

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
INSURANCE CARRIERS (continued)

       26,100   United Healthcare Corp.(c)                $     1,358,830
       19,600   Unum Corp.                                        929,775
                                                          ---------------
                                                               46,968,330
                                                          ---------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE (0.0%)
       15,300   Louisiana-Pacific Corp.                           308,870
                                                          ---------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
OPTICAL GOODS (1.9%)
        8,000   Bard (C.R.), Inc.(c)                              239,500
        7,800   Bausch & Lomb, Inc.(c)                            309,075
       17,100   Becton, Dickinson & Co.(c)                        881,720
       15,600   Biomet, Inc.(c)                                   372,450
       27,300   Boston Scientific Corp.(a)                      1,233,620
       45,700   Eastman Kodak Co.                               2,770,565
       20,800   Guidant Corp.                                   1,336,400
       17,800   Honeywell, Inc.                                 1,165,900
       11,700   Johnson Controls, Inc.                            536,010
       11,700   KLA-Tencor Corp.(a)(c)                            453,375
       65,300   Medtronic, Inc.                                 3,118,075
        6,100   Millipore Corp.                                   236,375
        6,100   Perkin-Elmer Corp.(c)                             424,330
        6,300   Polaroid Corp.(c)                                 267,750
       33,100   Raytheon Co.(c)                                 1,851,530
       12,800   St. Jude Medical, Inc.(a)(c)                      379,200
        7,050   Tektronix, Inc.                                   295,660
       21,000   Thermo Electron Corp.(a)(c)                       773,060
       10,200   U.S. Surgical Corp.                               269,025
       45,400   Xerox Corp.(c)                                  3,527,010
                                                          ---------------
                                                               20,440,630
                                                          ---------------
METAL MINING (0.3%)
       52,200   Barrick Gold Corp.(c)                             864,560
       32,200   Battle Mountain Gold Co.                          163,010
       13,100   Cyprus Amax Minerals Co.(c)                       239,895
       19,500   Echo Bay Mines Ltd.                                45,090
       28,100   Freeport McMoran Inc., Class B                    588,340
       20,600   Homestake Mining Co.(c)                           216,300
       21,900   Newmont Mining Corp.(c)                           658,370
       33,600   Placer Dome, Inc.                                 411,600
                                                          ---------------
                                                                3,187,165
                                                          ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES (0.3%)
       17,900   Hasbro, Inc.(c)                                   520,215
       16,600   ITT Industries, Inc.                              527,050
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
MISCELLANEOUS MANUFACTURING INDUSTRIES (continued)

        5,400   Jostens, Inc.                             $       129,600
       40,901   Mattel, Inc.(c)                                 1,638,575
        1,100   NACCO Industries, Inc.                            119,765
                                                          ---------------
                                                                2,935,205
                                                          ---------------
MISCELLANEOUS RETAIL (0.5%)
        5,500   Longs Drug Stores, Inc.                           160,875
       17,200   Rite Aid Corp.(c)                               1,130,900
       40,000   Toys "R" Us, Inc.(a)(c)                         1,365,000
       69,000   Walgreen Co.(c)                                 2,220,940
                                                          ---------------
                                                                4,877,715
                                                          ---------------
MOTION PICTURES (0.1%)
       30,300   Unicom Corp.(c)                                   882,490
                                                          ---------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (0.0%)
        5,500   Caliber System, Inc.                              293,905
                                                          ---------------
NONDEPOSITORY CREDIT INSTITUTIONS (2.2%)
       65,900   American Express Co.                            5,197,865
        7,500   Beneficial Corp.                                  582,190
       15,600   Countrywide Credit Industries, Inc.               638,625
       97,400   FHLMC(c)                                        4,017,750
      148,700   Fannie Mae                                      7,853,215
       19,000   Green Tree Financial Corp.(c)                     581,875
       14,900   Household International, Inc.                   1,877,400
       70,200   MBNA Corp.(c)                                   1,864,685
        8,600   Transamerica Corp.                                933,635
                                                          ---------------
                                                               23,547,240
                                                          ---------------
OIL & GAS EXTRACTION (1.1%)
        8,400   Anadarko Petroleum Corp.                          546,000
       12,600   Apache Corp.(c)                                   463,050
       24,820   Burlington Resources, Inc.                      1,104,490
        3,500   Helmerich & Payne, Inc.                           266,220
       46,200   Occidental Petroleum Corp.(c)                   1,371,565
       14,800   Oryx Energy Co.(a)                                399,600
       12,000   Rowan Cos., Inc.(a)                               408,000
       69,200   Schlumberger Ltd.                               5,696,030
       35,600   Union Pacific Resources Group, Inc.               885,550
        7,500   Western Atlas, Inc.(a)                            521,715
                                                          ---------------
                                                               11,662,220
                                                          ---------------
PAPER & ALLIED PRODUCTS (1.9%)
       14,500   Avery Dennison Corp.                              607,185

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
PAPER & ALLIED PRODUCTS (continued)

        7,400   Bemis Co., Inc.(c)                        $       311,725
        6,900   Boise Cascade Corp.                               232,440
       13,400   Champion International Corp.                      717,740
       26,500   Fort James Corp.(c)                             1,036,815
       12,800   Georgia Pacific Corp.(c)                        1,092,805
       18,600   IKON Office Solutions, Inc.                       566,140
       42,200   International Paper Co.(c)                      2,001,860
       78,400   Kimberly-Clark Corp.(c)                         4,081,705
        7,300   Mead Corp.                                        471,305
       58,300   Minnesota Mining & Manufacturing Co.            5,680,605
       13,900   Stone Container Corp.                             173,750
        8,300   Temple-Inland, Inc.(c)                            474,140
        9,700   Union Camp Corp.                                  582,605
       14,300   Westvaco Corp.(c)                                 466,535
       27,800   Weyerhaeuser Co.(c)                             1,468,185
       15,600   Willamette Industries                             547,950
                                                          ---------------
                                                               20,513,490
                                                          ---------------
PERSONAL SERVICES (0.2%)
       14,600   H & R Block, Inc.                                 598,600
       35,200   Service Corp. International                     1,287,000
                                                          ---------------
                                                                1,885,600
                                                          ---------------
PETROLEUM REFINING & RELATED INDUSTRIES (6.8%)
       13,000   Amerada Hess Corp.                                728,000
       69,200   Amoco Corp.(c)                                  6,228,000
       10,400   Ashland, Inc.                                     485,550
       45,100   Atlantic Richfield Co.                          3,675,650
       91,600   Chevron Corp.(c)                                7,345,175
      347,900   Exxon Corp.                                    21,221,900
        6,700   Kerr-McGee Corp.                                  444,295
      110,200   Mobil Corp.                                     7,927,515
        6,600   Pennzoil Co.                                      439,725
       36,900   Phillips Petroleum Co.(c)                       1,787,345
      300,500   Royal Dutch Petroleum Co.(c)                   15,832,590
       10,200   Sun Co., Inc.(c)                                  412,465
       73,800   Texaco, Inc.(c)                                 4,169,700
       40,300   USX-Marathon Group, Inc.(c)                     1,380,275
       35,000   Unocal Corp.(c)                                 1,393,435
                                                          ---------------
                                                               73,471,620
                                                          ---------------
PHARMACEUTICAL PREPARATIONS (0.7%)
       92,600   American Home Products Corp.                    6,470,425
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
PHARMACEUTICAL PREPARATIONS (continued)

       37,100   Amgen, Inc.(a)                            $     1,896,740
                                                          ---------------
                                                                8,367,165
                                                          ---------------
PRIMARY METAL INDUSTRIES (0.6%)
       31,800   Alcan Aluminum Ltd.                               856,610
       24,700   Allegheny Teledyne, Inc.(c)                       636,025
       24,300   Aluminum Co. of America(c)                      1,634,175
       15,000   Armco, Inc.(a)                                     79,690
        6,000   Asarco, Inc.                                      149,255
       15,700   Bethlehem Steel Corp.(a)                          160,925
       20,200   Engelhard Corp.                                   359,810
       23,300   Inco Ltd.(c)                                      444,155
        6,900   Inland Steel Industries, Inc.(c)                  131,965
       12,300   Nucor Corp.                                       615,000
        8,700   Phelps Dodge Corp.                                576,375
       10,200   Reynolds Metals Co.                               580,765
       12,000   USX-US Steel Group, Inc.(c)                       375,750
       13,500   Worthington Industries, Inc.                      244,690
                                                          ---------------
                                                                6,845,190
                                                          ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (1.4%)
       10,500   American Greetings Corp.                          385,875
       11,500   Deluxe Corp.                                      406,095
       13,400   Dow Jones & Co., Inc.                             677,540
       39,600   Gannett Co., Inc.                               2,299,275
        4,300   John H. Harland Co.                                88,960
       11,900   Knight-Ridder, Inc.                               596,485
       14,000   McGraw-Hill Cos., Inc.(c)                         958,125
        7,500   Meredith Corp.                                    261,560
       12,600   Moore Corp. Ltd.                                  196,085
       13,400   New York Times Co.(c)                             795,625
       20,500   R.R. Donnelley & Sons Co.(c)                      722,625
       78,300   Time Warner, Inc.(c)                            4,560,975
       13,400   Times Mirror Co.(c)                               795,625
       17,200   Tribune Co.                                       969,650
       49,400   Viacom, Inc., Class B(a)(c)                     1,729,000
                                                          ---------------
                                                               15,443,500
                                                          ---------------
RAILROAD TRANSPORTATION (0.7%)
       21,600   Burlington Northern Santa Fe Corp.(c)           1,976,400
       30,500   CSX Corp.                                       1,595,530
       52,800   Norfolk Southern Corp.(c)                       1,679,700
       34,600   Union Pacific Corp.                             2,076,000
                                                          ---------------
                                                                7,327,630
                                                          ---------------

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS (0.6%)
        5,700   Armstrong World Industries(c)             $       392,945
       11,000   Cooper Tire and Rubber Co.                        246,130
       21,900   Goodyear Tire & Rubber Co.(c)                   1,329,055
       34,900   Illinois Tool Works, Inc.(c)                    1,912,960
       40,500   Nike, Inc., Class B(c)                          1,971,845
        7,900   Reebok International Ltd.(a)                      310,565
       21,000   Rubbermaid, Inc.                                  509,250
        8,600   Tupperware Corp.                                  205,325
                                                          ---------------
                                                                6,878,075
                                                          ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (0.9%)
       36,750   Charles Schwab Corp.                            1,417,170
       46,400   Merrill Lynch & Co. Inc.(c)                     3,256,700
       85,200   Morgan Stanley, Dean Witter, Discover &
                  Co.                                           4,627,430
                                                          ---------------
                                                                9,301,300
                                                          ---------------
STONE, CLAY, GLASS, & CONCRETE PRODUCTS (0.3%)
       32,100   Corning, Inc.                                   1,362,240
       22,300   Newell Co.                                        910,115
        7,500   Owens-Corning Corp.                               275,625
       20,200   Owens-Illinois, Inc. (a)                          684,270
                                                          ---------------
                                                                3,232,250
                                                          ---------------
TEXTILE MILL PRODUCTS (0.1%)
       10,700   Fruit of the Loom, Inc.(a)(c)                     249,440
        5,100   Russell Corp.                                     155,870
        2,800   Springs Industries, Inc., Class A                 141,220
                                                          ---------------
                                                                  546,530
                                                          ---------------
TOBACCO PRODUCTS (1.5%)
       24,100   Fortune Brands, Inc.                              872,115
      340,300   Philip Morris Cos., Inc.                       14,803,050
       25,700   UST, Inc.                                         793,490
                                                          ---------------
                                                               16,468,655
                                                          ---------------
TRANSPORTATION BY AIR (0.5%)
       12,800   AMR Corp.(a)                                    1,551,200
       10,300   Delta Airlines, Inc.(c)                         1,147,805
       16,000   Federal Express Corp.(a)(c)                     1,073,000
       30,600   Southwest Airlines Co.                            747,790
       13,000   U.S. Air Group, Inc.(a)                           716,625
                                                          ---------------
                                                                5,236,420
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)

TRANSPORTATION EQUIPMENT (3.8%)
       79,400   Allied Signal, Inc.                       $     2,947,725
      143,101   Boeing Co.                                      7,602,230
       93,700   Chrysler Corp.(c)                               3,215,080
       15,000   Dana Corp.                                        701,250
       10,800   Eaton Corp.                                     1,019,925
        8,700   Echlin, Inc.                                      275,680
        5,000   Fleetwood Enterprises, Inc.                       178,440
      166,700   Ford Motor Co.(c)                               7,168,100
        8,800   General Dynamics Corp.(c)                         762,300
      102,200   General Motors Corp.(c)                         6,234,200
       27,100   Lockheed Martin Corp.(c)                        2,643,940
       10,300   Navistar International Corp.(a)                   226,600
        9,300   Northrop Grumman Corp.                          1,048,575
       10,900   Paccar, Inc.                                      599,500
       29,000   Rockwell International Corp.                    1,413,750
       17,200   TRW, Inc.                                         976,100
       23,100   Textron, Inc.(c)                                1,365,785
       33,200   United Technologies Corp.                       2,487,925
                                                          ---------------
                                                               40,867,105
                                                          ---------------
WHOLESALE TRADE--DURABLE GOODS (0.2%)
       25,200   Genuine Parts Co.(c)                              806,400
        6,800   Grainger (W.W.), Inc.(c)                          636,650
        4,000   Potlatch Corp.                                    194,500
                                                          ---------------
                                                                1,637,550
                                                          ---------------
WHOLESALE TRADE--NONDURABLE GOODS (0.3%)
       15,200   Cardinal Health, Inc.(c)                        1,151,400
        5,300   Fleming Cos., Inc.                                 88,115
       14,000   Sigma Aldrich                                     505,750
        8,400   Supervalu, Inc.(c)                                330,220
       24,400   Sysco Corp.                                     1,087,325
                                                          ---------------
                                                                3,162,810
                                                          ---------------

TOTAL COMMON STOCK (COST $667,616,075)                      1,039,238,530
                                                          ---------------
COMMERCIAL PAPER (1.1%)
   11,870,000   Bear Stearns Cos., Inc., 5.78%, 12/1/97
                  (cost $11,870,000)                           11,870,000
                                                          ---------------
TIME DEPOSITS (3.0%)
    8,100,000   Den Danske Bank New York, Grand Cayman
                  Branch, 5.66%, 12/1/97                        8,100,000
    2,400,000   Norddeutsche Landesbank Girozentrale,
                  5.66%, 12/1/97                                2,400,000

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                       INDEX PORTFOLIO (continued)
----------------------------------------------------

TIME DEPOSITS (continued)

   22,000,000   Union Bank of Switzerland, 5.59%,
                  12/2/97                                 $    22,000,000
                                                          ---------------
TOTAL TIME DEPOSITS (COST $32,500,000)                         32,500,000
                                                          ---------------
U.S. TREASURY BILLS (0.3%)
    2,765,000   5.33% yield, 1/22/98 (cost
                  $2,744,556)(f)                                2,744,473
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $714,730,631)
                                                          $ 1,086,353,003
                                                          ---------------
                                                          ---------------
FINANCIAL INSTRUMENTS (0.0%)
FINANCIAL FUTURES CONTRACTS (0.0%)

                                                                UNREALIZED
POSITION     CONTRACTS                   INDEX                 APPRECIATION
---------  -------------  -----------------------------------  ------------
Long                70    S&P 500 Futures,
                            Expiring December 1, 1997          $    600,300
Long               126    S&P 500 Futures, Expiring March 1,
                            1998                                    (91,175)
                                                               ------------
                                                               $    509,125
                                                               ------------
                                                               ------------

----------------------------------------------------
                         INCOME EQUITY PORTFOLIO
----------------------------------------------------
COMMON STOCK (99.3%)
BUSINESS SERVICES (1.6%)
      608,900   Cognizant Corp.                           $    26,106,587
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (4.7%)
      845,200   E.I. du Pont de Nemours & Co.(c)               51,187,425
      742,000   Morton International, Inc.                     25,274,375
                                                          ---------------
                                                               76,461,800
                                                          ---------------
COMMUNICATIONS (6.2%)
    1,113,200   AT&T Corp.(c)                                  62,200,050
      782,600   GTE Corp.                                      39,570,212
                                                          ---------------
                                                              101,770,262
                                                          ---------------
DEPOSITORY INSTITUTIONS (4.8%)
      349,450   J.P. Morgan & Co., Inc.(c)                     39,902,821
      355,950   U.S. Bancorp(c)                                38,286,871
                                                          ---------------
                                                               78,189,692
                                                          ---------------
EATING & DRINKING PLACES (2.0%)
      602,750   McDonald's Corp.                               29,233,374
----------------------------------------------------
                   INCOME EQUITY PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
EATING & DRINKING PLACES (continued)

       91,564   Tricon Global Restaurants, Inc. (a)       $     3,096,007
                                                          ---------------
                                                               32,329,381
                                                          ---------------
ELECTRIC, GAS & SANITARY SERVICES (7.8%)
      493,000   Consolidated Natural Gas Co.(c)                29,764,875
      274,150   FPL Group, Inc.(c)                             15,335,265
      740,600   Pacific Gas & Electric Co.(c)                  20,921,951
      604,100   Public Service Enterprise Group, Inc.          17,632,168
      526,350   Texas Utilities Co.                            21,054,000
      937,700   Waste Management, Inc.(c)                      23,090,862
                                                          ---------------
                                                              127,799,121
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (11.1%)
    1,008,800   AMP, Inc.(c)                                   43,819,750
      513,200   Emerson Electric Co.(c)                        28,226,000
      536,600   General Electric Co.(c)                        39,574,250
      567,600   Honeywell, Inc.                                37,177,800
      391,574   Lucent Technologies, Inc.(c)                   31,374,787
                                                          ---------------
                                                              180,172,587
                                                          ---------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES (2.7%)
    1,563,600   Dun & Bradstreet Corp.                         43,780,800
                                                          ---------------
FOOD & KINDRED PRODUCTS (7.5%)
      915,640   PepsiCo, Inc.(c)                               33,764,224
      554,800   Procter & Gamble Co.(c)                        42,338,178
      877,250   Sara Lee Corp.(c)                              46,384,593
                                                          ---------------
                                                              122,486,995
                                                          ---------------
GENERAL MERCHANDISE STORES (7.8%)
      482,900   Dayton Hudson Corp.(c)                         32,082,668
      538,400   J.C. Penney Co., Inc.(c)                       34,592,201
      729,500   May Department Stores Co.(c)                   39,210,624
      473,830   Sears, Roebuck & Co.                           21,707,336
                                                          ---------------
                                                              127,592,829
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (3.4%)
      901,800   Hewlett-Packard Co.(c)                         55,066,164
                                                          ---------------
INSURANCE CARRIERS (2.3%)
      686,750   American General Corp.(c)                      36,998,658
                                                          ---------------

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

----------------------------------------------------
                   INCOME EQUITY PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
OPTICAL GOODS (1.6%)
      444,050   Eastman Kodak Co.                         $    26,920,531
                                                          ---------------
NONDEPOSITORY CREDIT INSTITUTIONS (5.1%)
      412,300   American Express Co.(c)                        32,520,164
      470,900   Transamerica Corp.(c)                          51,122,081
                                                          ---------------
                                                               83,642,245
                                                          ---------------
OIL & GAS EXTRACTION (2.0%)
      395,100   Schlumberger Ltd.(c)                           32,521,668
                                                          ---------------
PAPER & ALLIED PRODUCTS (2.7%)
      452,150   Minnesota Mining & Manufacturing Co.           44,056,365
                                                          ---------------
PETROLEUM REFINING & RELATED INDUSTRIES (9.7%)
      538,200   Atlantic Richfield Co.                         43,863,300
      458,750   Chevron Corp.(c)                               36,786,015
      524,700   Exxon Corp.                                    32,006,700
      301,499   Mobil Corp.(c)                                 21,689,159
      440,602   Royal Dutch Petroleum Co. ADR(c)               23,214,112
                                                          ---------------
                                                              157,559,286
                                                          ---------------
PHARMACEUTICAL PREPARATIONS (8.0%)
      461,450   American Home Products Corp.                   32,243,820
      520,750   Johnson & Johnson(c)                           32,774,703
      287,400   Merck & Co., Inc.                              27,177,262
      530,400   Pfizer, Inc.                                   38,586,600
                                                          ---------------
                                                              130,782,385
                                                          ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (1.5%)
      678,800   Deluxe Corp.                                   23,976,309
                                                          ---------------
TOBACCO PRODUCTS (5.1%)
    1,336,600   Fortune Brands, Inc.                           48,368,212
      794,450   Philip Morris Cos., Inc.                       34,558,575
                                                          ---------------
                                                               82,926,787
                                                          ---------------
TRANSPORTATION EQUIPMENT (1.7%)
      369,300   United Technologies Corp.                      27,674,416
                                                          ---------------
TOTAL COMMON STOCK (COST $1,035,486,336)                    1,618,814,868
                                                          ---------------
----------------------------------------------------
                   INCOME EQUITY PORTFOLIO (continued)
----------------------------------------------------
REPURCHASE AGREEMENTS (0.7%)
   11,321,466   Bear, Stearns & Cos., Inc., 5.72%,
                  12/1/97, to be repurchased at
                  $11,326,863 (cost $11,321,466)(e)       $    11,321,466
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $1,046,807,802)
                                                          $ 1,630,136,334
                                                          ---------------
                                                          ---------------
----------------------------------------------------
                     LARGE COMPANY GROWTH PORTFOLIO
----------------------------------------------------
COMMON STOCK (99.4%)
AMUSEMENT & RECREATION SERVICES (2.2%)
      211,980   Walt Disney Co.(c)                        $    20,124,851
                                                          ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(1.6%)
      380,600   Cintas Corp.(c)                                14,795,825
                                                          ---------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS (4.1%)
       71,400   Fastenal Co.(c)                                 3,784,200
      605,289   Home Depot, Inc.(c)                            33,858,353
                                                          ---------------
                                                               37,642,553
                                                          ---------------
BUSINESS SERVICES (15.7%)
      211,700   DST Systems, Inc.(a)                            7,846,131
      854,600   First Data Corp.(c)                            24,195,862
      268,250   Fiserv, Inc.(a)(c)                             13,010,125
      458,200   HBO & Co.(c)                                   20,561,725
      500,940   Microsoft Corp.(a)                             70,883,010
      350,500   Sungard Data Systems, Inc.(a)(c)                9,069,188
                                                          ---------------
                                                              145,566,041
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (16.0%)
      820,500   Intel Corp.(c)                                 63,691,313
      366,600   Molex, Inc., Class A                           12,739,315
      206,760   Motorola, Inc.(c)                              13,000,035
      465,200   Solectron Corp.(a)(c)                          16,950,725
    1,034,400   Telefonaktiebolaget LM Ericsson, Series
                  B                                            41,828,550
                                                          ---------------
                                                              148,209,938
                                                          ---------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES (2.2%)
      285,600   Gartner Group, Inc.(a)(c)                       8,318,100
      306,315   Paychex, Inc.(c)                               12,558,751
                                                          ---------------
                                                               20,876,851
                                                          ---------------

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

----------------------------------------------------
               LARGE COMPANY GROWTH PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)

FOOD & KINDRED PRODUCTS (3.3%)
      487,000   Coca-Cola Co.                             $    30,437,500
                                                          ---------------
HOLDING & OTHER INVESTMENT OFFICES (8.1%)
      511,650   Franklin Resources, Inc.(c)                    45,984,543
      440,900   T. Rowe Price(c)                               28,658,500
                                                          ---------------
                                                               74,643,043
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (7.3%)
      540,800   Cisco Systems, Inc.(a)(c)                      46,644,000
      340,400   Hewlett-Packard Co.(c)                         20,785,675
                                                          ---------------
                                                               67,429,675
                                                          ---------------
INSURANCE CARRIERS (4.8%)
      438,762   American International Group, Inc.(c)          44,232,694
                                                          ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
OPTICAL GOODS (5.1%)
      977,900   Medtronic, Inc.(c)                             46,694,725
                                                          ---------------
MISCELLANEOUS RETAIL (2.3%)
      547,500   Staples, Inc.(a)(c)                            15,432,656
      230,900   Viking Office Products, Inc.(a)(c)              5,353,993
                                                          ---------------
                                                               20,786,649
                                                          ---------------
OIL & GAS EXTRACTION (5.2%)
      586,100   Schlumberger, Ltd.(c)                          48,243,358
                                                          ---------------
PHARMACEUTICAL PREPARATIONS (8.7%)
      326,200   Merck & Co., Inc.(c)                           30,846,289
      682,500   Pfizer, Inc.                                   49,651,875
                                                          ---------------
                                                               80,498,164
                                                          ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (8.4%)
    1,652,250   Charles Schwab Corp.(c)                        63,714,890
      194,000   Donaldson, Lufkin & Jenrette, Inc.             14,137,750
                                                          ---------------
                                                               77,852,640
                                                          ---------------
TOBACCO PRODUCTS (2.7%)
      570,500   Philip Morris Cos., Inc.                       24,816,750
                                                          ---------------
WHOLESALE TRADE-NONDURABLE GOODS (1.7%)
      209,100   Cardinal Health, Inc.(c)                       15,839,324
                                                          ---------------
TOTAL COMMON STOCK (COST $512,492,771)                        918,690,581
                                                          ---------------
----------------------------------------------------
               LARGE COMPANY GROWTH PORTFOLIO (continued)
----------------------------------------------------
REPURCHASE AGREEMENTS (0.6%)
    5,130,508   Bear, Stearns & Cos., Inc., 5.72%,
                  12/1/97, to be repurchased at
                  $5,132,954 (cost $5,130,508)(e)         $     5,130,508
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $517,623,279)
                                                          $   923,821,089
                                                          ---------------
                                                          ---------------

----------------------------------------------------
                     SMALL COMPANY STOCK PORTFOLIO
----------------------------------------------------
COMMON STOCK (98.5%)
APPAREL & ACCESSORY STORES (2.2%)
      134,500   Dress Barn, Inc.(a)                       $    3,463,375
      105,400   Stage Stores, Inc.(a)                          4,439,976
                                                          --------------
                                                               7,903,351
                                                          --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(1.1%)
      121,110   Oshkosh B'Gosh, Inc.                           3,936,075
                                                          --------------
BUILDING CONSTRUCTION--GENERAL CONTRACTORS & OPERATIVE BUILDERS (1.5%)
      200,200   Service Experts, Inc.(a)                       5,442,937
                                                          --------------
BUSINESS SERVICES (19.1%)
      179,400   ACNielson Corp.(a)                             4,025,288
      495,900   Accelr8 Technology Corp.(a)(c)                10,847,812
      118,100   Billing Information Concepts(a)                5,255,450
      218,000   Cerner Corp.(a)                                5,245,626
      141,400   Ciber, Inc.(a)(c)                              6,221,600
      156,300   Computer Horizons Corp.(a)                     5,157,900
      120,800   Computer Task Group, Inc.                      3,805,200
      217,500   INSpire Insurance Solutions, Inc.(a)           4,132,500
      286,765   Leasing Solutions, Inc.(a)                     6,864,438
      140,255   Metro Information Services, Inc.(a)            3,611,566
      206,800   QuadraMed Corp.(a)                             5,402,655
      252,835   SEEC, Inc.(a)(c)                               4,424,612
      221,900   SPR, Inc.(a)                                   3,522,662
                                                          --------------
                                                              68,517,309
                                                          --------------
CHEMICALS & ALLIED PRODUCTS (1.9%)
      352,100   Lifecore Biomedical, Inc.(a)                   6,865,950
                                                          --------------
COMMUNICATIONS (1.0%)
      515,460   General Communications, Inc.(a)                3,511,573
                                                          --------------

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (unaudited) (continued)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                SMALL COMPANY STOCK PORTFOLIO (continued)
----------------------------------------------------
COMMON STOCKS (continued)
CONSTRUCTION-SPECIAL TRADE CONTRACTORS (1.5%)
      243,000   Dycom Industries, Inc.(a)                 $     5,467,500
                                                          ---------------
DEPOSITORY INSTITUTIONS (7.2%)
      173,300   Downey Financial Corp.                          4,765,750
      187,450   Haven Bancorp, Inc.                             8,060,350
      192,627   Peoples Bank(c)                                 6,489,054
      104,100   Webster Financial Corp.(c)                      6,522,520
                                                          ---------------
                                                               25,837,674
                                                          ---------------
EATING & DRINKING PLACES (3.6%)
      235,300   Foodmaker, Inc.(a)                              3,647,150
      209,858   Schlotzsky's, Inc.(a)                           3,646,284
      256,400   Showbiz Pizza Time, Inc.(a)                     5,512,600
                                                          ---------------
                                                               12,806,034
                                                          ---------------
ELECTRIC, GAS & SANITARY SERVICES (2.2%)
      158,300   KCS Energy, Inc.                                3,759,625
      187,015   Western Gas Resources, Inc.(c)                  4,277,968
                                                          ---------------
                                                                8,037,593
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (8.4%)
      142,400   Exar Corp.(a)                                   3,564,459
      170,300   Inter-Tel, Inc.                                 3,576,300
      178,910   Orbital Sciences Corp.(a)(c)                    4,584,568
      237,700   Plexus Corp.(a)                                 6,328,762
      220,900   Power-One, Inc.(a)                              3,617,237
       73,050   Rayovac Corp.(a)(c)                             1,223,588
      252,465   STB Systems, Inc.(a)(c)                         7,068,880
                                                          ---------------
                                                               29,963,794
                                                          ---------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES (1.1%)
      160,150   Tetra Technologies, Inc.(a)                     4,093,834
                                                          ---------------
HEALTH SERVICES (2.3%)
      298,020   Graham-Field Health Products, Inc.(a)(c)        4,451,674
      293,300   Specialty Care Network, Inc.(a)                 3,647,918
                                                          ---------------
                                                                8,099,592
                                                          ---------------
HOLDING & OTHER INVESTMENT OFFICES (1.1%)
      182,900   Consolidated Capital Corp.(a)                   3,760,882
                                                          ---------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                SMALL COMPANY STOCK PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCKS (continued)

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES (0.7%)
      479,300   Bombay Co., Inc.(a)                       $     2,486,368
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (2.5%)
      308,750   CHS Electronics, Inc.(a)(c)                     5,827,656
      296,835   Middleby Corp.(a)(c)                            3,079,664
                                                          ---------------
                                                                8,907,320
                                                          ---------------
INSURANCE CARRIERS (3.4%)
      216,375   FPA Medical Management, Inc.(a)(c)              5,585,179
      250,535   Trigon Healthcare, Inc.(a)                      6,420,488
                                                          ---------------
                                                               12,005,667
                                                          ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
OPTICAL GOODS (4.1%)
       42,825   Cyberonics, Inc.(a)                               480,535
      194,325   Integrated Circuit Systems, Inc.(a)             5,465,390
      127,975   OYO Geospace Corp.(a)                           2,039,602
      311,600   Zygo Corp.(a)(c)                                6,660,450
                                                          ---------------
                                                               14,645,977
                                                          ---------------
MISCELLANEOUS MANUFACTURING (0.1%)
       70,120   Racing Champions Corp.(a)(c)                      517,135
                                                          ---------------
MISCELLANEOUS RETAIL (1.0%)
      184,200   Funco, Inc.(a)                                  3,407,701
                                                          ---------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (2.8%)
      231,750   Covenant Transportation, Inc.(a)                3,708,000
      223,265   Jevic Transportation, Inc.(a)                   3,683,873
      115,150   Simon Transportation Services(a)                2,677,237
                                                          ---------------
                                                               10,069,110
                                                          ---------------
NONDEPOSITORY CREDIT INSTITUTIONS (5.9%)
      203,100   American Capital Strategies, Ltd.(a)            3,757,351
      206,880   Franchise Mortgage Acceptance Co.
                  LLC(a)(c)                                     3,620,401
      307,700   Imperial Credit Industries, Inc.(a)             7,365,568
      305,325   Medallion Financial Corp.                       6,564,487
                                                          ---------------
                                                               21,307,807
                                                          ---------------

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                SMALL COMPANY STOCK PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCKS (continued)

OIL & GAS EXTRACTION (11.4%)
    1,196,165   Abacan Resource Corp.(a)                  $     2,766,131
       99,920   Atwood Oceanics, Inc.(a)(c)                     4,927,305
      280,300   Basin Exploration, Inc.(a)                      5,185,550
      209,000   Cabot Oil and Gas Corp.(a)                      4,336,751
      168,800   Callon Petroleum Co.(a)                         2,996,200
      108,600   Forcenergy, Inc.(c)                             3,373,387
      172,115   Houston Exploration Co.(a)                      3,700,472
      204,200   IRI International Corp.(a)(c)                   3,292,726
      719,160   National Energy Group(a)                        3,101,377
      171,900   Snyder Oil Corp.                                3,416,512
       52,600   Stone Energy Corp.(a)                           1,510,191
      191,420   Unit Corp.                                      2,095,851
                                                          ---------------
                                                               40,702,453
                                                          ---------------
PAPER & ALLIED PRODUCTS (2.4%)
      200,200   Ivex Packaging Corp.(a)                         4,004,000
      140,400   Mail-Well, Inc.(a)(c)                           4,580,550
                                                          ---------------
                                                                8,584,550
                                                          ---------------
PRIMARY METAL INDUSTRIES (3.0%)
      185,285   NS Group, Inc.                                  3,474,093
      231,200   Titanium Metals Corp.(a)(c)                     7,138,300
                                                          ---------------
                                                               10,612,393
                                                          ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (1.8%)
      219,750   Valassis Communications, Inc.(a)                6,606,236
                                                          ---------------
REAL ESTATE INVESTMENT TRUST (0.9%)
      218,250   Imperial Credit Commercial Mortgage
                  Investment Corp.(a)(c)                        3,410,151
                                                          ---------------
WHOLESALE TRADE-DURABLE GOODS (4.3%)
      170,962   CellStar Corp.(a)(c)                            4,423,459
      253,925   Keystone Automotive Industries,
                  Inc.(a)(c)                                    5,887,886
      154,705   Spine-Tech, Inc.(a)(c)                          5,095,597
                                                          ---------------
                                                               15,406,942
                                                          ---------------

TOTAL COMMON STOCK (COST $334,583,801)                        352,913,908
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
-----------------------------------------------------------------
                SMALL COMPANY STOCK PORTFOLIO (continued)
----------------------------------------------------
REPURCHASE AGREEMENTS (1.5%)
    5,233,129   Bear, Stearns & Cos., Inc., 5.72%,
                  12/1/97, to be repurchased at
                  $5,235,623 (cost $5,233,129)(e)         $     5,233,129
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $339,816,930)
                                                          $   358,147,037
                                                          ---------------
                                                          ---------------

----------------------------------------------------
                     SMALL COMPANY GROWTH PORTFOLIO
----------------------------------------------------
COMMON STOCK (97.0%)
APPAREL & ACCESSORY STORES (2.6%)
      412,700   Claire's Stores, Inc.                     $     9,337,338
      330,000   Stage Stores, Inc.(a)                          13,901,251
                                                          ---------------
                                                               23,238,589
                                                          ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(2.3%)
      336,900   Nautica Enterprises, Inc.(a)                    9,454,257
      383,000   Warnaco Group, Inc. Class A                    11,250,625
                                                          ---------------
                                                               20,704,882
                                                          ---------------
BUSINESS SERVICES (9.0%)
      329,200   Autodesk, Inc.                                 12,653,623
      369,800   GTECH Holdings Corp.(a)                        11,902,937
       56,700   Healthcare Recoveries, Inc.(a)                  1,148,175
      349,100   Ivex Packaging Corp.(a)                         6,982,000
      566,900   Platinum Technology, Inc.(a)                   14,739,400
      454,200   Select Appointments Holdings Public Ltd.
                  Co.                                           8,743,350
      709,100   Symantec Corp.(a)                              17,727,500
      552,900   System Software Associates, Inc.(a)             7,325,925
                                                          ---------------
                                                               81,222,910
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (6.4%)
      284,600   Biovail Corp. International(a)                  8,787,025
      249,144   Elan Corp. plc ADR(a)                          13,142,346
      636,800   Genzyme Corp.(a)                               17,074,200
      190,000   North American Vaccine, Inc.(a)                 4,750,000
      392,200   Sepracor, Inc.(a)                              14,462,375
                                                          ---------------
                                                               58,215,946
                                                          ---------------
COMMUNICATIONS (2.3%)
       75,700   Commnet Cellular, Inc.(a)                       2,673,156
      400,000   Electric Lightwave, Inc.(a)                     6,400,000

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
               SMALL COMPANY GROWTH PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
COMMUNICATIONS (continued)

      352,000   General Cable Corp.                       $    12,012,001
                                                          ---------------
                                                               21,085,157
                                                          ---------------
CONSTRUCTION-SPECIAL TRADE CONTRACTORS (1.1%)
      447,900   Apogee Enterprises, Inc.                        9,909,787
                                                          ---------------
DEPOSITORY INSTITUTIONS (1.2%)
      446,200   Dime Bancorp, Inc.                             10,820,350
                                                          ---------------
EATING & DRINKING PLACES (0.9%)
      501,900   Foodmaker, Inc.(a)                              7,779,450
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (3.0%)
      333,400   American Power Conversion Corp.(a)             10,127,025
      579,900   Cypress Semiconductor Corp.(a)                  6,342,657
      244,900   Legato Systems, Inc.(a)                         9,336,812
       31,200   STB Systems, Inc.(a)                              873,600
                                                          ---------------
                                                               26,680,094
                                                          ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT
(1.9%)
      311,000   Hexcel Corp.(a)                                 7,872,189
      228,100   Tower Automotive, Inc.(a)                       9,038,462
                                                          ---------------
                                                               16,910,651
                                                          ---------------
FOOD STORES (1.3%)
      209,600   Dominick's Supermarkets, Inc.(a)                8,148,200
       67,300   Whole Foods Market, Inc.(a)                     3,822,746
                                                          ---------------
                                                               11,970,946
                                                          ---------------
FURNITURE & FIXTURES (0.7%)
      331,200   Furniture Brands International, Inc.(a)         6,479,101
                                                          ---------------
HEALTH SERVICES (3.2%)
      104,700   Axogen Ltd.(a)                                  4,201,088
       93,400   Genesis Health Ventures, Inc.(a)                2,264,950
      555,004   Quorum Health Group, Inc.(a)                   13,320,000
      335,833   Total Renal Care Holdings, Inc.(a)              8,689,680
                                                          ---------------
                                                               28,475,718
                                                          ---------------
HOLDING & OTHER INVESTMENT OFFICES (0.8%)
      354,600   Consolidated Capital Corp.(a)                   7,291,462
                                                          ---------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES (0.8%)
      241,500   Inacom Corp.(a)                                 6,852,562
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
               SMALL COMPANY GROWTH PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES (1.3%)
      323,800   Interstate Hotels Co.(a)                  $    11,980,600
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (3.3%)
      173,300   Applied Power, Inc.                            10,571,300
      555,000   FSI International, Inc.(a)                      8,429,062
      285,800   Pentair, Inc.                                  10,788,950
                                                          ---------------
                                                               29,789,312
                                                          ---------------
INSURANCE CARRIERS (5.6%)
      395,600   Amerin Corp.(a)                                 9,247,151
      355,900   Everest Reinsurance Holdings, Inc.             13,501,956
      432,750   First Alliance Corp.(a)                         9,087,750
      447,100   HCC Insurance Holdings, Inc.                    8,383,125
      296,900   UICI(a)                                        10,651,288
                                                          ---------------
                                                               50,871,270
                                                          ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
OPTICAL GOODS (3.2%)
      405,900   Danka Business Systems plc                     14,916,825
      299,200   Heartport, Inc.(a)                              6,732,000
      181,100   Mentor Corp.                                    6,157,400
       22,100   Spine-Tech, Inc.(a)                               727,918
                                                          ---------------
                                                               28,534,143
                                                          ---------------
METAL MINING (0.2%)
      134,100   Metals USA, Inc.(a)                             1,910,925
                                                          ---------------
MISCELLANEOUS RETAIL (3.8%)
      463,400   Borders Group, Inc.(a)                         13,235,862
      386,900   Petco Animal Supplies, Inc.(a)                 11,413,550
      450,000   West Marine, Inc.(a)                            9,450,000
                                                          ---------------
                                                               34,099,412
                                                          ---------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (1.8%)
      270,500   Swift Transportation, Inc.(a)                   7,506,375
      274,900   USFreightways Corp.                             8,453,175
                                                          ---------------
                                                               15,959,550
                                                          ---------------
NONDEPOSITORY CREDIT INSTITUTIONS (2.4%)
      415,000   American Capital Strategies, Ltd.(a)            7,677,500
       93,600   IMC Mortgage Co.(a)                             1,251,901

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
               SMALL COMPANY GROWTH PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
NONDEPOSITORY CREDIT INSTITUTIONS (continued)

      516,200   Ocwen Financial Corp.(a)                  $    12,517,850
                                                          ---------------
                                                               21,447,251
                                                          ---------------
OIL & GAS EXTRACTION (9.5%)
      217,100   Apache Corp.                                    7,978,425
      236,600   Bayard Drilling Technologies, Inc.(a)           4,347,525
      177,000   Cooper Cameron Corp.(a)                        10,785,938
      186,600   Core Laboratories NV(a)                         6,764,250
      199,900   Dawson Production Services, Inc.(a)             4,197,900
    1,277,400   Grey Wolf, Inc.(a)                              7,903,911
      207,600   Nabors Industries, Inc.                         7,278,975
      306,500   Noble Drilling Corp.(a)                         9,214,157
      181,500   Parker Drilling Co.(a)                          2,393,531
       68,300   Petsec Energy Limited ADR(a)                    1,280,625
      167,300   Pool Energy Services Co.(a)                     4,328,888
      276,200   Rowan Cos., Inc.(a)                             9,390,800
      159,700   Stolt Comex Seaway, S.A.(a)                     7,945,075
       47,100   Veritas DGC, Inc.(a)                            1,884,000
                                                          ---------------
                                                               85,694,000
                                                          ---------------
PETROLEUM REFINING & RELATED INDUSTRIES (1.3%)
      292,500   Sun Co., Inc.                                  11,827,967
                                                          ---------------
PHARMACEUTICAL PREPARATIONS (6.4%)
      514,400   Alkermes, Inc.(a)                              10,159,400
      269,000   Forest Laboratories, Inc.(a)                   12,037,750
      230,000   Teva Pharmaceutical Industries Ltd. ADR        11,385,000
      400,300   Twinlab Corp.(a)                                7,355,513
      582,000   Watson Pharmaceuticals, Inc.(a)                17,314,500
                                                          ---------------
                                                               58,252,163
                                                          ---------------
PRIMARY METAL INDUSTRIES (2.0%)
      330,300   Essex International, Inc.(a)                   10,672,818
      233,200   Titanium Metals Corp.(a)                        7,200,051
                                                          ---------------
                                                               17,872,869
                                                          ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (1.6%)
      486,500   Valassis Communications, Inc.                  14,625,404
                                                          ---------------
REAL ESTATE (1.3%)
      456,200   Newhall Land & Farming Co.                     12,203,350
                                                          ---------------
RUBBER & MISCELLANEOUS PLASTIC PRODUCTS (1.5%)
      108,800   EVI, Inc.(a)                                    5,596,400
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
               SMALL COMPANY GROWTH PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
RUBBER & MISCELLANEOUS PLASTIC PRODUCTS (continued)

      342,500   Standard Products Co.                     $     8,605,312
                                                          ---------------
                                                               14,201,712
                                                          ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (1.1%)
      342,400   Amresco, Inc.(a)                                9,587,198
                                                          ---------------
TRANSPORTATION EQUIPMENT (5.8%)
      578,500   Gulfstream Aerospace Corp.(a)                  16,993,437
      328,000   Hayes Lemmerz International, Inc.(a)            9,799,001
      353,000   Kitty Hawk, Inc.(a)                             6,177,500
      281,672   LucasVarity plc ADR(a)                          8,943,086
      375,300   Wabash National Corp.                          10,625,680
                                                          ---------------
                                                               52,538,704
                                                          ---------------
TRANSPORTATION SERVICES (2.3%)
      318,100   Avis Rent A Car, Inc.(a)                       10,676,231
      187,000   Caliber System, Inc.                            9,992,812
                                                          ---------------
                                                               20,669,043
                                                          ---------------
WHOLESALE TRADE--DURABLE GOODS (5.1%)
      318,700   AAR Corp.                                      12,289,870
      298,804   Hughes Supply, Inc.                             9,785,702
      285,000   Physician Sales & Service, Inc.(a)              6,483,750
      253,800   Reliance Steel & Aluminum Co.                   7,122,261
      262,600   Tech Data Corp.(a)                             10,602,475
                                                          ---------------
                                                               46,284,058
                                                          ---------------

TOTAL COMMON STOCK (COST $710,750,425)                        875,986,536
                                                          ---------------
REPURCHASE AGREEMENTS (3.0%)
   10,116,609   BancAmerica Robertson Stephens, 5.75%,
                  12/1/97, to be repurchased at
                  $10,121,457(d)                               10,116,609
   17,399,558   Bear, Stearns & Cos., Inc., 5.72%,
                  12/1/97, to be repurchased at
                  $17,407,852(e)                               17,399,558
                                                          ---------------

TOTAL REPURCHASE AGREEMENTS
  (COST $27,516,167)                                           27,516,167
                                                          ---------------

TOTAL INVESTMENTS (100.0%)
  (COST $738,266,592)                                     $   903,502,703
                                                          ---------------
                                                          ---------------

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                     SMALL COMPANY VALUE PORTFOLIO
----------------------------------------------------
COMMON STOCK (99.5%)
AMUSEMENT & RECREATION SERVICES (0.9%)
      116,400   Jackpot Enterprises, Inc.                 $    1,411,350
                                                          --------------
APPAREL & ACCESSORY STORES (0.8%)
      140,200   Cato Corp.                                     1,296,850
                                                          --------------
BUILDING CONSTRUCTION--GENERAL CONTRACTORS & OPERATIVE BUILDERS (5.5%)
       52,100   Continental Homes Holding Corp.                1,696,507
       52,300   Crossmann Communities, Inc.(a)                 1,189,825
      162,400   Hovnanian Enterprises, Inc.(a)                 1,187,550
      138,100   MDC Holdings, Inc.                             1,527,729
       85,600   NVR, Inc.(a)                                   1,926,000
      168,600   Southern Energy Homes, Inc.(a)                 1,559,550
                                                          --------------
                                                               9,087,161
                                                          --------------
BUSINESS SERVICES (4.9%)
        2,600   Grey Advertising, Inc.                           923,000
      104,800   Learning Co.(a)(c)                             1,899,500
      104,400   Leasing Solutions, Inc.(a)                     2,499,076
       61,500   Network Equipment Technologies, Inc.(a)          895,594
       69,000   Ogden Corp.                                    1,837,125
                                                          --------------
                                                               8,054,295
                                                          --------------
CHEMICALS & ALLIED PRODUCTS (0.7%)
       62,200   Mississippi Chemical Corp.                     1,212,900
                                                          --------------
COAL MINING (0.3%)
       34,700   Zeigler Coal Holding Co.                         550,863
                                                          --------------
DEPOSITORY INSTITUTIONS (17.7%)
       75,500   Anchor Bancorp Wisconsin, Inc.                 2,378,250
       69,100   BankAtlantic Bancorp, Inc.                       993,312
       56,100   CENFED Financial Corp.                         2,286,075
       65,650   Commercial Federal Corp.                       3,155,304
       29,000   First Citizens BancShares, Inc.                3,161,000
       64,200   First Hawaiian, Inc.                           2,439,600
       24,300   First Republic Bank(a)                           671,288
       50,900   Peoples Heritage Financial Group, Inc.         2,169,612
       48,530   Provident Bankshares Corp.                     2,875,402
      159,286   Sovereign Bancorp, Inc.(c)                     3,016,479
       67,200   Trans Financial, Inc.                          2,310,001
       14,400   UST Corp.                                        387,443
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                     VALUE
----------------------------------------------------
                SMALL COMPANY VALUE PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
DEPOSITORY INSTITUTIONS (continued)

       54,600   Webster Financial Corp.                   $     3,421,033
                                                          ---------------
                                                               29,264,799
                                                          ---------------
EATING & DRINKING PLACES (1.2%)
       31,500   Piccadilly Cafeterias, Inc.                       395,719
      170,700   Ryan's Family Steak Houses, Inc.(a)             1,514,962
                                                          ---------------
                                                                1,910,681
                                                          ---------------
ELECTRIC, GAS & SANITARY SERVICES (10.5%)
       61,100   Boston Edison Co.(c)                            2,138,500
      112,200   Central Vermont Public Service                  1,556,775
       37,500   CILCORP, Inc.                                   1,645,313
       82,700   Eastern Utilities Associates(c)                 1,984,800
       88,900   Public Service Co. of New Mexico                1,816,893
       69,400   Rochester Gas & Electric Corp.                  1,908,500
       66,900   TNP Enterprises, Inc.                           1,839,750
      103,500   Tuscon Electric Power Co.(a)                    1,798,313
       21,400   United Illuminating Co.                           872,051
       56,100   WPS Resources Corp.                             1,700,529
                                                          ---------------
                                                               17,261,424
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (1.1%)
       35,700   Harman International Industries, Inc.           1,807,313
                                                          ---------------
ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT & RELATED SERVICES (1.0%)
      137,000   Dames & Moore Group                             1,695,375
                                                          ---------------
FABRICATED METAL PRODUCTS (2.2%)
       22,700   Alliant Techsystems, Inc.(a)                    1,349,231
       55,300   Nortek, Inc.                                    1,347,938
       33,103   Varlen Corp.                                      906,113
                                                          ---------------
                                                                3,603,282
                                                          ---------------
FOOD STORES (1.9%)
       98,100   Ingles Markets, Inc.(a)                         1,324,350
       87,800   Ruddick Corp.                                   1,788,925
                                                          ---------------
                                                                3,113,275
                                                          ---------------
GENERAL MERCHANDISE STORES (0.5%)
      107,300   Homebase, Inc.(a)(c)                              898,637
                                                          ---------------

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                SMALL COMPANY VALUE PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)

HEALTH SERVICES (2.4%)
       49,600   Integrated Health Services, Inc.(c)       $     1,509,699
      102,400   Mariner Health Group, Inc.(a)                   1,484,800
       72,700   Maxicare Health Plans, Inc.(a)                    936,012
                                                          ---------------
                                                                3,930,511
                                                          ---------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES (1.0%)
       23,000   Inacom Corp.(a)(c)                                652,625
       68,100   Maxim Group, Inc.(a)                            1,047,038
                                                          ---------------
                                                                1,699,663
                                                          ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES (0.5%)
      130,800   Station Casinos, Inc.(a)                          866,551
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (7.2%)
       69,100   Ampco Pittsburgh Corp.                          1,312,900
       43,900   Applied Magnetics Corp.(a)(c)                     740,812
      109,600   Auspex Systems, Inc.(a)                         1,226,150
      115,100   Commercial Intertech Corp.                      2,057,412
       71,200   Cypress Semiconductor Corp.(a)                    778,750
       41,300   Data General Corp.(a)                             740,819
       82,000   Gleason Corp.                                   2,126,875
       42,700   Tractor Supply Co.(a)                             677,863
       48,200   TransTechnology Corp.                           1,301,400
       76,500   Trident Microsystems, Inc.(a)(c)                  874,969
                                                          ---------------
                                                               11,837,950
                                                          ---------------
INSURANCE CARRIERS (7.7%)
       83,900   ARM Financial Group, Inc.                       1,704,219
       63,600   Commerce Group, Inc.                            1,995,450
       84,000   Harleysville Group, Inc.                        1,942,500
       75,500   Nymagic, Inc.                                   1,925,250
       55,800   PXRE Corp.                                      1,649,572
       42,700   RLI Corp.                                       1,865,456
       84,100   Symons International Group, Inc.(a)             1,566,362
                                                          ---------------
                                                               12,648,809
                                                          ---------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE (0.9%)
      157,900   Cavalier Homes, Inc.                            1,539,525
                                                          ---------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
OPTICAL GOODS (2.8%)
       71,300   ADAC Laboratories                               1,488,388
       29,900   Esterline Technologies Corp.(a)                 1,057,712
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                SMALL COMPANY VALUE PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (continued)

      108,400   Protocol Systems, Inc.(a)                 $     1,097,551
       32,700   Tech-Sym Corp.(a)                                 991,218
                                                          ---------------
                                                                4,634,869
                                                          ---------------
METAL MINING (0.9%)
       32,100   Cleveland-Cliffs, Inc.                          1,384,312
                                                          ---------------
MOTION PICTURES (0.9%)
       49,400   Carmike Cinemas, Inc.(a)(c)                     1,528,313
                                                          ---------------
NONDEPOSITORY CREDIT INSTITUTIONS (1.2%)
      114,600   Southern Pacific Funding Corp.(a)(c)            1,418,176
       29,300   United Cos. Financial Corp.(c)                    635,443
                                                          ---------------
                                                                2,053,619
                                                          ---------------
OIL & GAS EXTRACTION (2.8%)
      106,100   Coho Energy, Inc.(a)                            1,080,894
       81,300   Global Industrial Technologies, Inc.(a)         1,453,238
       33,300   Mitchell Energy & Development Corp.               882,450
       21,000   SEACOR SMIT, Inc.(a)                            1,169,438
                                                          ---------------
                                                                4,586,020
                                                          ---------------
PERSONAL SERVICES (1.6%)
       59,200   Angelica Corp.                                  1,272,800
       75,600   CPI Corp.                                       1,408,050
                                                          ---------------
                                                                2,680,850
                                                          ---------------
PETROLEUM REFINING & RELATED INDUSTRIES (0.9%)
       25,000   Holly Corp.                                       675,000
       52,800   Tesoro Petroleum Corp.(a)                         877,800
                                                          ---------------
                                                                1,552,800
                                                          ---------------
PRIMARY METAL INDUSTRIES (7.8%)
       67,600   AK Steel Holding Corp.                          1,330,876
       47,200   Carpenter Technology Corp.                      2,224,299
       57,700   Chase Industries, Inc.(a)                       1,406,438
       88,300   Inland Steel Industries, Inc.                   1,688,738
       52,900   Quanex Corp.                                    1,573,775
       84,200   RMI Titanium Co.(a)(c)                          1,999,750
       55,900   Texas Industries, Inc.                          2,602,844
                                                          ---------------
                                                               12,826,720
                                                          ---------------

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                SMALL COMPANY VALUE PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)

PRINTING, PUBLISHING & ALLIED INDUSTRIES (2.0%)
       41,300   Bowne & Co., Inc.                         $     1,577,144
       42,200   Media General, Inc.                             1,798,774
                                                          ---------------
                                                                3,375,918
                                                          ---------------
TEXTILE MILL PRODUCTS (0.6%)
       26,800   Oxford Industries, Inc.                           941,350
                                                          ---------------
TRANSPORTATION BY AIR (1.3%)
       59,100   Alaska Air Group, Inc.(c)                       2,208,860
                                                          ---------------
TRANSPORTATION EQUIPMENT (2.1%)
       81,800   Coachmen Industries, Inc.                       1,820,050
      138,700   Simpson Industries, Inc.                        1,612,389
                                                          ---------------
                                                                3,432,439
                                                          ---------------
WHOLESALE TRADE--DURABLE GOODS (2.7%)
       65,100   Bell Industries(a)                              1,082,287
       47,000   Commercial Metals Co.                           1,548,063
       56,703   Hughes Supply, Inc.                             1,856,925
                                                          ---------------
                                                                4,487,275
                                                          ---------------
WHOLESALE TRADE--NONDURABLE GOODS (3.0%)
       46,800   Burlington Coat Factory Warehouse Corp.           874,575
       63,800   Nash-Finch Co.                                  1,196,250
       48,300   Performance Food Group Co.(a)                   1,014,300
       47,400   Universal Corp.                                 1,875,263
                                                          ---------------
                                                                4,960,388
                                                          ---------------
TOTAL COMMON STOCK (COST $137,270,391)                        164,344,947
                                                          ---------------
REPURCHASE AGREEMENTS (0.5%)
      858,626   Bear, Stearns & Cos., Inc., 5.72%,
                  12/1/97, to be repurchased at $859,035
                  (cost $858,626)(e)                              858,626
                                                          ---------------

TOTAL INVESTMENTS (100.0%)
  (COST $138,129,017)                                     $   165,203,573
                                                          ---------------
                                                          ---------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                        INTERNATIONAL PORTFOLIO
----------------------------------------------------
STOCKS, WARRANTS AND RIGHTS (88.3%)
AUSTRALIA (3.0%)
COMMON STOCK
      920,000   Australia & New Zealand Banking Group
                  Ltd.                                    $    6,320,082
      326,000   Brambles Industries Ltd.                       6,247,199
      451,789   Broken Hill Proprietary Co. Ltd.               4,151,575
      327,000   Telstra Corp.                                    615,293
      521,000   Woodside Petroleum Ltd.                        3,742,716
                                                          --------------
                                                              21,076,865
                                                          --------------
AUSTRIA (0.3%)
PREFERRED STOCK
       42,890   Bank Austria AG                                1,779,295
                                                          --------------
BELGIUM (0.7%)
COMMON STOCK
       75,070   IPSO-Industrial Laundry Group(a)               3,176,911
      140,000   Xeikon N.V.(a)                                 2,073,751
                                                          --------------
                                                               5,250,662
                                                          --------------
DENMARK (1.1%)
COMMON STOCK
      232,650   International Service System
                  A/S(a)                                       7,796,234
                                                          --------------
FINLAND (0.3%)
COMMON STOCK
      129,800   The Rauma Group                                2,239,988
                                                          --------------
FRANCE (8.5%)
COMMON STOCK
       54,580   Accor SA                                      10,317,825
       38,990   Canal Plus                                     6,782,879
       56,378   Compagnie Generale des Eaux                    7,448,946
       95,975   Elf Aquitaine                                 11,136,253
       27,920   Legrand SA                                     5,320,574
      155,000   METALEUROP SA(a)                               1,614,720
      126,107   Michelin                                       6,792,925
       23,595   Primagaz                                       1,961,620
       68,033   Societe Generale                               8,942,680
WARRANTS
       55,391   Compagnie Generale des Eaux(a)                    33,874
        2,145   Primagaz(a)                                       26,160
                                                          --------------
                                                              60,378,456
                                                          --------------

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                     VALUE
----------------------------------------------------
                   INTERNATIONAL PORTFOLIO (continued)
----------------------------------------------------
GERMANY (6.6%)
COMMON STOCK
       24,240   Adidas AG                                 $     3,415,149
      200,000   Bayer AG                                        7,401,068
       11,000   Mannesmann AG                                   5,120,195
      288,310   Tarkett AG                                      6,456,654
      173,000   Veba AG                                        10,279,171
PREFERRED STOCK
       47,300   SAP AG                                         14,561,685
                                                          ---------------
                                                               47,233,922
                                                          ---------------
ITALY (1.9%)
COMMON STOCK
    2,217,742   Telecom Italia SpA                             13,821,984
                                                          ---------------
JAPAN (20.3%)
COMMON STOCK
      336,000   Amada Metrecs Co. Ltd.                          2,027,190
      258,000   Arcland Sakamoto                                1,799,178
      441,000   Bridgestone Corp.                               9,571,556
      265,650   Credit Saison Co. Ltd.                          6,660,766
      239,000   Dai-Dan Co. Ltd.                                1,666,680
    1,122,000   Dai-Tokyo Fire & Marine Insurance Co.           4,307,776
      319,000   Daiwa House Industry Co. Ltd.                   2,574,496
      324,000   Daiwa Securities Co. Ltd.                       1,129,716
        1,270   East Japan Railway Co.                          5,771,593
      311,000   Fuji Photo Film Co.                            11,185,036
       90,000   Glory Ltd.                                      1,107,151
      667,000   Hanshin Electric Railway                        2,137,536
      910,000   Hitachi Ltd.                                    6,452,889
      137,000   Ito-Yokado Co. Ltd.                             6,183,114
      191,000   Japan Airport Terminal Co.                      1,466,638
    3,507,000   Kobe Steel Ltd.(a)                              3,352,431
       66,000   Kyocera Corp.                                   3,185,583
       85,000   Mabuchi Motor Co.                               4,455,632
       98,000   Matsushita Electric Industrial Co. Ltd.         1,528,071
       69,100   Meiko Shokai                                    1,786,718
      506,000   Mitsubishi Corp.                                3,948,882
    1,486,000   Mitsubishi Electric Corp.                       4,110,150
      181,000   Murata Manufacturing Co. Ltd.                   5,431,774
       69,600   Nagaileben Co. Ltd.                             1,646,946
      556,000   Oji Paper Co. Ltd.                              2,313,307
      263,000   Omron Corp.                                     4,492,380
      122,600   SMC Corp.                                      10,855,084
       64,000   Secom                                           4,011,754

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                   INTERNATIONAL PORTFOLIO (continued)
----------------------------------------------------

JAPAN (continued)
COMMON STOCK (continued)

      337,000   Showa Shell Sekiyu                        $     2,218,061
      231,000   Takeda Chemical Inds.                           6,751,263
       38,500   Toho Co.                                        4,223,310
      324,000   Tokio Marine & Fire Insurance Co.               3,071,811
      417,000   Toppan Printing Co. Ltd.                        5,652,576
       37,000   Tostem Corp.                                      420,373
      251,000   Toyota Motor Corp.                              7,237,454
                                                          ---------------
                                                              144,734,875
                                                          ---------------
MALAYSIA (0.4%)
COMMON STOCK
      767,000   Sime Darby Berhad                                 768,977
      878,000   Tenaga Nasional Berhad                          1,634,775
      263,000   United Engineers (Malaysia) Berhad                235,803
                                                          ---------------
                                                                2,639,555
                                                          ---------------
NETHERLANDS (10.5%)
COMMON STOCK
      401,000   Elsevier NV                                     6,777,463
      180,433   Getronics NV                                    6,198,980
      197,800   Gucci Group                                     8,047,990
       56,500   Heineken NV                                     9,563,506
      627,294   ING Group NV                                   25,495,652
       43,451   Oce-Van Der Grinten NV                          4,950,529
      200,390   Philips Electronics NV                         13,235,014
PREFERRED STOCK
        8,400   ING Group NV                                       40,353
                                                          ---------------
                                                               74,309,487
                                                          ---------------
PORTUGAL (2.2%)
COMMON STOCK
      260,360   Portugal Telecom                               11,991,490
      177,750   Semapa-Sociedade de Investimento e
                  Gestao
                  SGPS SA                                       3,945,396
                                                          ---------------
                                                               15,936,886
                                                          ---------------
SINGAPORE (2.4%)
COMMON STOCK
      740,000   City Developments Ltd.                          3,647,724
      414,000   Development Bank of
                  Singapore Ltd.                                3,899,529

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                   INTERNATIONAL PORTFOLIO (continued)
----------------------------------------------------

SINGAPORE (continued)
COMMON STOCK (continued)

      567,000   Keppel Corp. Ltd.                         $     1,922,637
      335,400   Singapore Press Holdings Ltd.                   4,591,347
      533,000   United Overseas Bank Ltd.                       3,179,592
                                                          ---------------
                                                               17,240,829
                                                          ---------------
SPAIN (0.9%)
COMMON STOCK
       66,000   Banco Popular Espanol SA                        4,204,526
      132,000   Centros Comerciales Pryca SA                    2,124,392
                                                          ---------------
                                                                6,328,918
                                                          ---------------
SWEDEN (2.1%)
COMMON STOCK
      243,000   Atlas Copco AB                                  7,459,008
      184,000   Telefonaktiebolaget LM Ericsson "B"
                  Shares                                        7,506,799
                                                          ---------------
                                                               14,965,807
                                                          ---------------
SWITZERLAND (10.6%)
COMMON STOCK
        7,910   Asea Brown Boveri Ltd.                         10,524,843
       19,600   Adecco SA                                       5,774,006
        8,640   Alusuisse-Lonza Holding AG                      7,932,777
       21,928   Novartis AG                                    35,036,811
          860   Roche Holding AG                                7,696,991
       19,770   Selectra Group(a)                               2,648,572
       13,600   Zurich Versicherungs-Gesellschaft               5,723,504
                                                          ---------------
                                                               75,337,504
                                                          ---------------
UNITED KINGDOM (16.5%)
COMMON STOCK
      377,300   Airtours plc                                    7,517,392
      438,000   Allied Domecq plc                               3,929,823
    1,462,000   Asda Group plc                                  3,935,207
      179,900   Barclays plc                                    4,328,512
      303,584   Blue Circle Industries plc                      1,751,938
      372,200   British Airways plc                             3,414,708
      482,300   British Land Co. plc                            5,322,772
      322,700   Cable & Wireless plc                            2,835,519
      342,609   Cadbury Schweppes plc                           3,550,203
    1,645,800   David S. Smith Holdings plc                     5,573,814
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                   INTERNATIONAL PORTFOLIO (continued)
----------------------------------------------------

UNITED KINGDOM (continued)
COMMON STOCK (continued)

      267,000   De La Rue plc                             $     1,794,995
      360,000   EMI Group plc                                   2,732,603
      429,600   Enterprise Oil plc                              4,234,474
      110,000   HSBC Holdings plc                               2,817,186
      185,300   Johnson Matthey plc                             1,712,502
      334,600   Kingfisher plc                                  4,600,399
    1,012,300   LASMO plc                                       4,485,845
      530,000   Lloyds TSB Group plc                            6,027,801
    1,139,000   LucasVarity plc                                 3,641,538
    1,263,900   MFI Furniture plc                               2,598,076
       36,220   National Westminster Bank plc                     545,283
    1,483,000   Pilkington Brothers plc                         3,223,370
      389,420   Prudential Corp. plc                            4,202,587
      564,000   Rank Group plc                                  3,290,394
      199,000   Rio Tinto plc                                   2,397,389
      240,000   Standard Chartered plc                          2,674,979
      309,200   Tesco plc                                       2,492,875
      371,405   Tibbett & Britten Group                         3,432,445
      443,844   United News & Media plc                         5,586,375
    1,057,600   Vodafone Group plc                              7,056,605
      415,100   Williams Holdings plc                           2,280,078
       99,000   Zeneca Group plc                                3,164,347
                                                          ---------------
                                                              117,152,034
                                                          ---------------

TOTAL STOCKS, WARRANTS AND RIGHTS
  (COST $564,803,894)                                         628,223,301
                                                          ---------------
SHORT TERM HOLDINGS (11.7%)
   39,121,649   Norwest Treasury Fund                          39,121,649
   44,433,286   Norwest U.S. Government Fund                   44,433,286
                                                          ---------------

TOTAL SHORT TERM HOLDINGS
  (COST $83,554,935)                                           83,554,935
                                                          ---------------

TOTAL INVESTMENTS (100.0%)
  (COST $648,358,829)                                     $   711,778,236
                                                          ---------------
                                                          ---------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
CONTRACT TO SELL

CONTRACT                                                UNREALIZED
  DATE        CURRENCY        UNITS      US DOLLARS    DEPRECIATION
---------  ---------------  ----------  -------------  ------------
12/19/97   Japanese Yen      3,000,000  $  25,659,118  $  2,121,118

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                      DISCIPLINED GROWTH PORTFOLIO
----------------------------------------------------
COMMON STOCK (96.7%)
APPAREL & ACCESSORY STORES (2.6%)
       68,990   Ross Stores, Inc.                         $     2,690,610
                                                          ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(4.5%)
       48,200   Liz Claiborne, Inc.                             2,422,050
       57,200   Tommy Hilfiger Corp.(a)(c)                      2,245,101
                                                          ---------------
                                                                4,667,151
                                                          ---------------
BUSINESS SERVICES (2.5%)
       39,400   BMC Software, Inc.(a)                           2,556,077
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (4.9%)
       27,600   Dow Chemical Co.                                2,725,500
       58,900   Lubrizol Corp.                                  2,297,100
                                                          ---------------
                                                                5,022,600
                                                          ---------------
COMMUNICATIONS (2.5%)
       89,100   Cincinnati Bell, Inc.                           2,628,450
                                                          ---------------
DEPOSITORY INSTITUTIONS (2.3%)
       20,500   Bankers Trust New York Corp.(c)                 2,430,531
                                                          ---------------
ELECTRIC, GAS & SANITARY SERVICES (5.1%)
       67,700   GPU, Inc.                                       2,674,150
       55,400   National Fuel Gas Co.                           2,586,488
                                                          ---------------
                                                                5,260,638
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (4.5%)
       79,500   Bay Networks, Inc.(a)                           2,389,968
       68,300   National Semiconductor Corp.(a)(c)              2,262,439
                                                          ---------------
                                                                4,652,407
                                                          ---------------
FOOD & KINDRED PRODUCTS (5.3%)
       52,400   Dean Foods Co.                                  2,783,750
       76,800   Interstate Bakeries Corp.(c)                    2,654,401
                                                          ---------------
                                                                5,438,151
                                                          ---------------
GENERAL MERCHANDISE STORES (5.5%)
       42,200   Dayton Hudson Corp.                             2,803,663
       83,100   TJX Cos., Inc.                                  2,866,950
                                                          ---------------
                                                                5,670,613
                                                          ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGING PLACES (2.4%)
       34,700   Marriott International, Inc.                    2,513,581
                                                          ---------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                DISCIPLINED GROWTH PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (9.1%)
       47,900   Caterpillar, Inc.(c)                      $     2,296,206
       38,200   Compaq Computer Corp.                           2,385,114
       25,000   Eaton Corp.                                     2,360,937
       54,100   Parker-Hannifin Corp.                           2,407,450
                                                          ---------------
                                                                9,449,707
                                                          ---------------
INSURANCE CARRIERS (7.2%)
       64,500   SunAmerica, Inc.(c)                             2,612,250
       53,550   Travelers Group, Inc.(c)                        2,704,275
       47,200   Wellpoint Health Networks, Inc.(a)              2,171,200
                                                          ---------------
                                                                7,487,725
                                                          ---------------
MEASURING, ANALYZING, AND CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL
& OPTICAL GOODS (2.3%)
       51,900   SCI Systems, Inc.(a)(c)                         2,377,669
                                                          ---------------
NONDEPOSITORY CREDIT INSTITUTIONS (2.1%)
       17,100   SLM Holding Corp.(c)                            2,208,038
                                                          ---------------
OIL & GAS EXTRACTION (6.7%)
       62,300   Dresser Industries, Inc.                        2,328,463
       64,200   ENSCO International, Inc.(c)                    2,295,150
       30,400   Helmerich & Payne, Inc.                         2,312,301
                                                          ---------------
                                                                6,935,914
                                                          ---------------
PETROLEUM REFINING & RELATED INDUSTRIES (2.5%)
       63,600   Sun Co., Inc.(c)                                2,571,825
                                                          ---------------
PHARMECEUTICAL PREPARATIONS (2.9%)
       47,400   Schering-Plough Corp.                           2,971,388
                                                          ---------------
PRIMARY METAL INDUSTRIES (2.2%)
       73,900   USX-U.S. Steel Group, Inc.(c)                   2,313,994
                                                          ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (2.6%)
       46,000   Times Mirror Co.(c)                             2,731,251
                                                          ---------------
TEXTILE MILL PRODUCTS (2.5%)
       48,700   Sara Lee Corp.                                  2,575,013
                                                          ---------------
TRANSPORTATION BY AIR (2.3%)
       28,200   UAL Corp.(a)                                    2,397,000
                                                          ---------------
TRANSPORTATION EQUIPMENT (9.6%)
       53,900   Ford Motor Co.                                  2,317,700
       30,500   General Dynamics Corp.                          2,642,064
       85,500   Harley-Davidson, Inc.                           2,260,407

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                DISCIPLINED GROWTH PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
TRANSPORTATION EQUIPMENT (continued)

       48,500   PACCAR, Inc.                              $     2,667,500
                                                          ---------------
                                                                9,887,671
                                                          ---------------
WHOLESALE TRADE--NONDURABLE GOODS (2.6%)
       67,300   Universal Corp.                                 2,662,544
                                                          ---------------

TOTAL COMMON STOCK (COST $103,262,287)                        100,100,548
                                                          ---------------
REPURCHASE AGREEMENTS (3.3%)
    3,418,534   Bear, Stearns & Cos., Inc., 5.72%,
                  12/1/97, to be repurchased at
                  $3,420,164
                  (cost $3,418,534)(e)                          3,418,534
                                                          ---------------

TOTAL INVESTMENTS (100.0%)
  (COST $106,680,821)                                     $   103,519,082
                                                          ---------------
                                                          ---------------

----------------------------------------------------
                        SMALL CAP VALUE PORTFOLIO
----------------------------------------------------
COMMON STOCK (98.0%)
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS
(3.3%)
       41,000   Kellwood Co.                              $     1,406,814
       48,060   Nautica Enterprises, Inc.(a)                    1,348,685
                                                          ---------------
                                                                2,755,499
                                                          ---------------
BUILDING CONSTRUCTION--GENERAL CONTRACTORS & OPERATIVE BUILDERS (5.5%)
       24,600   Centex Corp.                                    1,559,025
       75,780   Ryland Group, Inc.                              1,652,953
       56,100   Toll Brothers, Inc.(a)                          1,353,413
                                                          ---------------
                                                                4,565,391
                                                          ---------------
BUSINESS SERVICES (8.2%)
       44,300   Comdisco, Inc.                                  1,295,776
       31,200   Fiserv, Inc.(a)                                 1,513,200
       40,120   GTECH Holdings Corp.(a)                         1,291,363
       45,830   Kelly Services, Inc.                            1,323,342
       98,500   Unisys Corp.(a)(c)                              1,409,780
                                                          ---------------
                                                                6,833,461
                                                          ---------------
CHEMICALS & ALLIED PRODUCTS (1.7%)
       35,500   Dexter Corp.                                    1,413,345
                                                          ---------------
COMMUNICATIONS (2.0%)
       56,400   Aliant Communications, Inc.                     1,706,103
                                                          ---------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                  SMALL CAP VALUE PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)

EATING & DRINKING PLACES (1.8%)
      168,100   Ryan's Family Steak Houses, Inc.(a)       $     1,491,890
                                                          ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT (3.6%)
       28,500   Aeroquip-Vickers, Inc.                          1,455,281
       39,400   Teleflex, Inc.                                  1,507,052
                                                          ---------------
                                                                2,962,333
                                                          ---------------
FABRICATED METAL PRODUCTS (1.7%)
       25,100   AptarGroup, Inc.                                1,430,700
                                                          ---------------
FOOD & KINDRED PRODUCTS (3.2%)
       34,800   Adolph Coors Co.                                1,252,800
       29,700   Canandaigua Brands, Inc.(a)                     1,421,888
                                                          ---------------
                                                                2,674,688
                                                          ---------------
FURNITURE & FIXTURES (1.7%)
       36,700   Ethan Allen Interiors, Inc.                     1,412,950
                                                          ---------------
HEALTH SERVICES (5.0%)
       27,480   Lincare Holdings, Inc.(a)(c)                    1,545,750
       53,500   RehabCare Group, Inc.(a)                        1,444,500
       41,230   Steiner Leisure Ltd.(a)                         1,185,365
                                                          ---------------
                                                                4,175,615
                                                          ---------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES (1.4%)
       56,430   MicroAge, Inc.(a)                               1,135,655
                                                          ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (3.6%)
       55,030   Detroit Diesel Corp.(a)                         1,255,372
       52,630   Kaydon Corp.                                    1,733,501
                                                          ---------------
                                                                2,988,873
                                                          ---------------
INSURANCE AGENTS, BROKERS & SERVICE (1.8%)
       44,400   E.W. Blanch Holdings, Inc.                      1,534,576
                                                          ---------------
INSURANCE CARRIERS (6.9%)
       37,960   American Bankers Insurance Group, Inc.          1,537,380
       56,040   Fidelity National Financial, Inc.               1,457,040
       43,900   Lawyers Title Corp.                             1,393,826
       26,600   Selective Insurance Group, Inc.                 1,339,976
                                                          ---------------
                                                                5,728,222
                                                          ---------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE (3.6%)
       52,700   Oakwood Homes Corp                              1,581,000

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                  SMALL CAP VALUE PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE (continued)

       57,870   TJ International, Inc.                    $     1,439,517
                                                          ---------------
                                                                3,020,517
                                                          ---------------
MANUFACTURING (1.7%)
       54,400   Watts Industries, Inc.                          1,383,801
                                                          ---------------
MEASURING, ANALYZING, AND CONTROLLING INSTRUMENTS; PHOTOGRAPHIC, MEDICAL
& OPTICAL GOODS (4.7%)
       54,700   Datascope Corp.(a)                              1,398,268
       77,720   ESCO Electronics Corp.(a)                       1,272,666
       35,400   Esterline Technologies Corp.(a)                 1,252,276
                                                          ---------------
                                                                3,923,210
                                                          ---------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING (6.3%)
      115,120   Arkansas Best Corp.(a)                          1,266,320
       31,900   CNF Transportation, Inc.                        1,387,650
       54,010   M.S. Carriers, Inc.(a)                          1,302,993
       41,800   USFreightways Corp.                             1,285,350
                                                          ---------------
                                                                5,242,313
                                                          ---------------
PRIMARY METAL INDUSTRIES (6.1%)
      223,290   Armco, Inc.(a)                                  1,186,228
       67,600   Inland Steel Industries, Inc.(c)                1,292,851
      110,500   LTV Corp.                                       1,229,314
       89,500   National Steel Corp.(a)                         1,342,500
                                                          ---------------
                                                                5,050,893
                                                          ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (1.7%)
       20,100   Central Newspapers, Inc.                        1,381,876
                                                          ---------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS (1.5%)
       47,400   Premark International, Inc.                     1,238,325
                                                          ---------------
STEEL (1.4%)
       41,600   Schnitzer Steel Industries, Inc.                1,164,800
                                                          ---------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS (1.5%)
       24,500   Lone Star Industries, Inc.                      1,277,064
                                                          ---------------
TEXTILE MILL PRODUCTS (3.0%)
       68,700   Culp, Inc.                                      1,279,538
       33,800   Oxford Industries, Inc.                         1,187,226
                                                          ---------------
                                                                2,466,764
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                  SMALL CAP VALUE PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)

TRANSPORTATION BY AIR (1.7%)
       22,400   Airborne Freight Corp.(c)                 $     1,426,600
                                                          ---------------
TRANSPORTATION EQUIPMENT (4.7%)
      111,110   Simpson Industries, Inc.                        1,291,655
       16,200   Thiokol Corp.                                   1,338,525
       47,850   Varlen Corp.                                    1,309,894
                                                          ---------------
                                                                3,940,074
                                                          ---------------
TRANSPORTATION SERVICES (1.5%)
       48,700   Circle International Group, Inc.                1,217,500
                                                          ---------------
WATER TRANSPORTATION (2.6%)
       41,700   Alexander & Baldwin                             1,125,900
       38,570   Trico Marine Services, Inc.(a)                  1,072,728
                                                          ---------------
                                                                2,198,628
                                                          ---------------
WHOLESALE TRADE--DURABLE GOODS (1.5%)
       50,800   Pomeroy Computer Resources, Inc.(a)             1,270,000
                                                          ---------------
WHOLESALE TRADE--NONDURABLE GOODS (3.1%)
       67,380   Burlington Coat Factory Warehouse Corp.         1,259,163
       34,100   Day Runner, Inc.(a)(c)                          1,325,602
                                                          ---------------
                                                                2,584,765
                                                          ---------------

TOTAL COMMON STOCK (COST $84,690,199)                          81,596,431
                                                          ---------------
REPURCHASE AGREEMENTS (2.0%)
    1,669,279   Bear, Stearns & Cos., Inc., 5.72%,
                  12/1/97 to be repurchased at
                  $1,670,075
                  (cost $1,669,279)(e)                          1,669,279
                                                          ---------------

TOTAL INVESTMENTS (100.0%)
  (COST $86,359,478)                                      $    83,265,710
                                                          ---------------
                                                          ---------------

See Notes to Schedules of Investments.                     CORE TRUST (DELAWARE)

 NOTES TO SCHEDULES OF INVESTMENTS (UNAUDITED)                 NOVEMBER 30, 1997

--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to 4(2) of the Securities Act of 1933, as amended.

(c) Part or all of this investment on loan, see Note 7 of Notes to Financial Statements.

(d) The Funds have invested in a joint repurchase agreement. The following represents the collateral on the BancAmerica Robertson Stephens joint repurchase agreement: Collateralized by $22,460,000 FNMA Discount Notes, 5.53%, 1998; $26,280,000 FFCB Discount Notes, 5.40% to 5.58%, 1998 and
    $153,000,000 FHLB Discount Notes, 5.54% to 5.58%, 1998.

(e) The Funds have invested in a joint repurchase agreement. The following represents the collateral on the Bear, Stearns & Co., Inc. joint repurchase agreement: Collateralized by multiple UST Strips, 0%, 2/15/01 - 8/15/04, Par $65,000,000.

(f) At November 30, 1997, $2,765,000 of U.S. Treasury Bills, 1/22/98, with a market value of $2,744,472, were pledged to cover margin requirements for open futures contracts.

(g) During the period June 1, 1997 through November 30, 1997, Index Portfolio purchased 6,400 shares of Norwest Corp.

(h) These securities have been determined to be illiquid. In the absence of market value, the securities are valued based upon their fair value determined under procedures approved by the Board of Trustees. A Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such securities. The security description, acquisition date, acquisition cost and carry value per unit are as follows:

                                                                     ACQUISITION   ACQUISITION   CARRY VALUE
SECURITY DESCRIPTION                                                    DATE          COST        PER UNIT
------------------------------------------------------------------  -------------  -----------  -------------
STABLE INCOME PORTFOLIO:
Aesop Funding II LLC, Series 1997-1 A1, 6.22% VR 10/20/01.........      7/23/97     $3,500,000    $  100.39
Commercial Loan Funding Trust, Series I A, 6.08% 8/15/05..........      8/20/97     3,218,579         99.93
First Merchant Auto Receivables Corp., Series 1996-A A2, 6.70%,
 7/17/00..........................................................      5/10/96       999,460        100.54
First Merchant Grantor Trust, Series 1996-2 A, 6.85%, 11/15/01....      6/19/96     2,498,585        100.67
RTC 1992-18P A4, 6.64% VR, 4/25/28................................      2/24/95     4,116,470        100.00
USAA Capital Corp., 5.97%, 8/4/99.................................      7/30/97     1,999,620        100.06

As of November 30, 1997, the fair market value of these securities was $13,525,171 and the percentage of net assets was 6.19%.

                                 ABBREVIATIONS

ADR        American Depositary Receipts
AMBAC      American Municipal Bond Assurance Corporation
AMBS       Agriculture Mortgage Backed Securities
ARM        Adjustable Rate Mortgage
FFCB       Federal Farm Credit Bank
FHLB       Federal Home Loan Bank
FHLMC      Federal Home Loan Mortgage Corporation
FNMA       Federal National Mortgage Association
FSA        Financial Security Assurance, Inc.
GNMA       Government National Mortgage Association

HCLT       Household Consumer Loan Trust
MLMI       Merrill Lynch Mortgage Investors
MNB        Maryland National Bank
PRAT       Premier Auto Trust
RFMSI      Residential Funding Mortgage Security I
RTC        Resolution Trust Corporation
RV         Revenue Bonds
SBA        Small Business Administration
SD         School District
VR         Variable Rate

                                                           CORE TRUST (DELAWARE)

                             SCHRODER CAPITAL FUNDS
                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 1997
                   SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
                           SCHRODER EM CORE PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)               NOVEMBER 30, 1997

--------------------------------------------------------------------------------

                                                                                      SCHRODER
                                                                                    U.S. SMALLER   SCHRODER EM
                                                                                     COMPANIES         CORE
                                                                                     PORTFOLIO      PORTFOLIO
                                                                                    ------------   ------------
ASSETS:
  Investments (Note 2):
    Investments at cost...........................................................  $170,633,649   $ 19,724,127
    Net unrealized appreciation (depreciation)....................................   21,409,045        (844,471)
                                                                                    ------------   ------------
TOTAL INVESTMENTS AT VALUE........................................................  192,042,694      18,879,656

  Cash and Cash Equivalents (Note 2)..............................................   29,153,751       5,950,618
  Receivable for investments sold.................................................    1,797,894               -
  Receivable for dividends and interest...........................................      107,592          31,689
  Organization costs, net of amortization (Note 2)................................       18,586           5,895
                                                                                    ------------   ------------
TOTAL ASSETS......................................................................  223,120,517      24,867,858
                                                                                    ------------   ------------

LIABILITIES:
  Payable for investments purchased...............................................    2,209,562         489,642
  Payable to investment adviser (Note 3)..........................................      107,361           8,278
  Payable to administrator (Note 3)...............................................            -           2,222
  Payable to subadministrator (Note 3)............................................       13,420           1,666
  Accrued expenses and other liabilities..........................................       48,591          25,578
                                                                                    ------------   ------------
TOTAL LIABILITIES.................................................................    2,378,934         527,386
                                                                                    ------------   ------------
NET ASSETS........................................................................  $220,741,583   $ 24,340,472
                                                                                    ------------   ------------
                                                                                    ------------   ------------

COMPONENTS OF NET ASSETS:
  Investors' capital..............................................................  $199,332,538   $ 25,184,974
  Net unrealized appreciation (depreciation) on investments.......................   21,409,045        (844,502)
                                                                                    ------------   ------------
NET ASSETS........................................................................  $220,741,583   $ 24,340,472
                                                                                    ------------   ------------
                                                                                    ------------   ------------

See Notes to Financial Statements.                        SCHRODER CAPITAL FUNDS

 STATEMENTS OF OPERATIONS (UNAUDITED)

--------------------------------------------------------------------------------

                                                        FOR THE PERIOD ENDED
                                                         NOVEMBER 30, 1997
                                                    ----------------------------
                                                      SCHRODER
                                                    U.S. SMALLER    SCHRODER EM
                                                     COMPANIES         CORE
                                                     PORTFOLIO     PORTFOLIO(a)
                                                    ------------   -------------
INVESTMENT INCOME:
  Dividend income (net of foreign withholding
    taxes of $0 and $114, respectively)...........  $   449,403    $      9,381
  Interest income.................................      300,663          78,681
                                                    ------------   -------------
TOTAL INVESTMENT INCOME...........................      750,066          88,062
                                                    ------------   -------------
EXPENSES:
  Investment advisory (Note 3)....................      510,390          22,219
  Administration (Note 3).........................            -           2,222
  Subadministration (Note 3)......................       63,799           1,666
  Transfer agency (Note 3)........................        6,031           1,067
  Custody.........................................       12,717           4,500
  Accounting (Note 3).............................       18,000           5,323
  Legal...........................................        5,892           2,000
  Audit...........................................       20,700           5,000
  Trustees........................................          527               -
  Amortization of organization costs (Note 2).....        2,509             105
  Miscellaneous...................................       30,715           2,075
                                                    ------------   -------------
TOTAL EXPENSES....................................      671,280          46,177
  Fees waived (Note 6)............................            -         (13,941)
                                                    ------------   -------------
NET EXPENSES......................................      671,280          32,236
                                                    ------------   -------------
NET INVESTMENT INCOME (LOSS)......................       78,786          55,826
                                                    ------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments sold....    6,149,644               -
  Net realized gain (loss) on foreign currency
    transactions..................................            -          (5,678)
                                                    ------------   -------------
  Net realized gain (loss) on investments and
    foreign currency transactions.................    6,149,644          (5,678)
                                                    ------------   -------------
  Net change in unrealized appreciation
    (depreciation) on investments.................   10,377,117        (844,471)
  Net change in unrealized appreciation
    (depreciation) on foreign currency
    transactions..................................            -             (31)
                                                    ------------   -------------
  Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency transactions.........................   10,377,117        (844,502)
                                                    ------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS...   16,526,761        (850,180)
                                                    ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.................................  $16,605,547    $   (794,354)
                                                    ------------   -------------
                                                    ------------   -------------

(a) See Note 1 for the date the Portfolio commenced operations.

See Notes to Financial Statements.                        SCHRODER CAPITAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

--------------------------------------------------------------------------------

                                                                  SCHRODER U.S.
                                                           SMALLER COMPANIES PORTFOLIO
                                                    ------------------------------------------      SCHRODER EM
                                                                                    FOR THE        CORE PORTFOLIO
                                                                                     PERIOD      ------------------
                                                    FOR THE SIX                    AUGUST 15,      FOR THE PERIOD
                                                    MONTHS ENDED                    1996(a)         OCTOBER 30,
                                                    NOVEMBER 30,     FOR THE        THROUGH       1997(a) THROUGH
                                                        1997       PERIOD ENDED   OCTOBER 31,    NOVEMBER 30, 1997
                                                    (UNAUDITED)    MAY 31, 1997       1996          (UNAUDITED)
                                                    ------------   ------------   ------------   ------------------
NET ASSETS, BEGINNING OF PERIOD...................  $103,385,258   $28,929,477    $         -    $            -
                                                    ------------   ------------   ------------   ------------------

OPERATIONS:
  Net investment income (loss)....................       78,786         77,349         22,137            55,826
  Net realized gain (loss) on investments sold....    6,149,644      2,311,789        735,049                 -
  Net realized gain (loss) on foreign currency
    transactions..................................            -              -              -            (5,678)
  Net change in unrealized appreciation
    (depreciation) on investments.................   10,377,117      8,079,833      2,952,095          (844,502)
                                                    ------------   ------------   ------------   ------------------
  Net increase (decrease) in net assets resulting
    from operations...............................   16,605,547     10,468,971      3,709,281          (794,354)
                                                    ------------   ------------   ------------   ------------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
  Contributions...................................  103,197,618     69,106,539     26,247,304        33,435,944
  Withdrawals.....................................   (2,446,840)    (5,119,729)    (1,027,108)       (8,301,118)
                                                    ------------   ------------   ------------   ------------------
  Net increase (decrease) in net assets from
    transactions in investors' beneficial
    interest......................................  100,750,778     63,986,810     25,220,196        25,134,826
                                                    ------------   ------------   ------------   ------------------
  Net increase (decrease) in net assets...........  117,356,325     74,455,781     28,929,477        24,340,472
                                                    ------------   ------------   ------------   ------------------
NET ASSETS, END OF PERIOD.........................  $220,741,583   $103,385,258   $28,929,477    $   24,340,472
                                                    ------------   ------------   ------------   ------------------
                                                    ------------   ------------   ------------   ------------------

(a) Commencement of operations.

See Notes to Financial Statements.                        SCHRODER CAPITAL FUNDS

  FINANCIAL HIGHLIGHTS (UNAUDITED)

--------------------------------------------------------------------------------

                                                        RATIO TO AVERAGE
                                                           NET ASSETS
                                          ---------------------------------------------
                                               NET                                          PORTFOLIO        AVERAGE
                                           INVESTMENT                         GROSS         TURNOVER       COMMISSION
                                             INCOME         EXPENSES        EXPENSES          RATE           RATE(a)
                                          -------------   -------------   -------------   -------------   -------------
 SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  June 1, 1997 to November 30, 1997.....       0.09%(b)        0.79%(b)          N/A          28.71%        $0.0588
  November 1, 1996 to May 31, 1997......       0.22%(b)        0.85%(b)        0.95%(b)       34.45%        $0.0584
  August 15, 1996(c) to October 31,
    1996................................       0.50%(b)        0.85%(b)        1.31%(b)       17.30%        $0.0562
 SCHRODER EM CORE PORTFOLIO
--------------------------------------------------------------------------------------------------------------
  October 30, 1997(c) to November 30,
    1997................................       2.51%(b)        1.45%(b)        2.08%(b)        0.00%        $0.0084

(a) Amount represents the average commission per share paid to brokers on the purchase and sale of equity securities on which commissions are charged.

(b) Annualized.

(c) Commencement of operations.

See Notes to Financial Statements.                        SCHRODER CAPITAL FUNDS

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                     NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 NOTE 1. ORGANIZATION

Schroder Capital Funds ("Schroder Core") was organized as a Delaware business trust on September 7, 1995. Schroder Core, which is registered as an open-end, managment investment company under the Investment Company Act of 1940 (the "Act"), currently has six investment portfolios. Included in this report are Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio (each a "Portfolio" and collectively the "Portfolios"). Schroder U.S. Smaller Companies Portfolio is a diversified portfolio that commenced operations on August 15, 1996 and Schroder EM Core Portfolio is a non-diversified portfolio that commenced operations on October 30, 1997. Under its Trust Instrument, Schroder Core is authorized to issue an unlimited number of interests without par value. Interests in the Portfolios are sold in private placement transactions without any sales charges to qualified investors, including open-end, management investment companies.

Effective May 31, 1997, Schroder U.S. Smaller Companies Portfolio changed its fiscal year end to May 31 from October 31.

 NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Portfolios:

SECURITY VALUATION--Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the proceeding trading day or at closing mid-market prices. Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board of Trustees.

CASH EQUIVALENTS--The Portfolios consider all deposits and the related interest income in the Chase Money Market Account to be cash equivalents.

SECURITY TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of withholding tax. Interest income, including amortization of discount or premium, is recorded as earned. Identified cost of investments sold is used to determine realized gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain and loss are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

EXPENSE ALLOCATION--Schroder Core accounts separately for the assets and liabilities and operation of each Portfolio. Expenses that are directly attributable to more than one Portfolio are allocated among the respective Portfolios.

ORGANIZATIONAL COSTS--Costs incurred by each Portfolio in connection with this organization and initial registration are being amortized on a straight line basis over a five-year period.

 NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER--Schroder Capital Management International Inc. ("SCMI") is the investment adviser to each of the Portfolios. Pursuant to an Investment Advisory Agreement, SCMI is entitled to receive from Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio an annual fee, payable monthly, of 0.60% and 1.00% respectively of each Portfolios average daily net assets.

                                                          SCHRODER CAPITAL FUNDS

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)         NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES (CONTINUED)

ADMINISTRATION--On behalf of the Portfolios, the Trust has entered into an Administration Agreement with Schroder Fund Advisors Inc. which is entitled to receive an annual fee, payable monthly, at a rate of 0.10% of the average daily net assets of the Schroder EM Core Portfolio. In addition, the Trust has entered into a Subadministration Agreement with Forum Administrative Services, LLC ("Forum") under which Forum is entitled to receive an annual fee, payable monthly, at the rate of 0.075% of the average daily net assets of the Portfolios. Previous subadministration agreements in effect with Forum Financial Services, Inc. during the period were identical in all material terms including fees.

TRANSFER AGENT--Forum Financial Corp.-Registered Trademark- ("FFC") serves as the Portfolio's transfer agent and is entitled to receive compensation for those services from the Schroder Core with respect to each Portfolio in the amount of $12,000 per year plus certain other fees and expenses.

OTHER SERVICE PROVIDERS--FFC also performs portfolio accounting for the Schroder U.S. Smaller Companies Portfolio and Schroder EM Core Portfolio and is entitled to receive compensation for those services in the amount of $36,000 and $60,000 per year, respectively, plus certain amounts based upon the number and types of portfolio transactions.

 NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and the proceeds from sales of securities (excluding short-term securities) for the period ended November 30, 1997 were as follows:

                                            COST OF         PROCEEDS
                                           PURCHASES       FROM SALES
                                          -----------  ------------------
Schroder U.S. Smaller Companies
  Portfolio.............................  $123,264,025     $42,983,853
Schroder EM Core Portfolio..............   19,724,127               -

For federal income tax purposes, the tax basis of investment securities owned, the agregate gross unrealized appreciation and the aggregate gross unrealized depreciation as of November 30, 1997 were as follows:

                                                                                        NET
                                              TAX       UNREALIZED    UNREALIZED   APPRECIATION
                                             COST      APPRECIATION  DEPRECIATION  (DEPRECIATION)
                                          -----------  ------------  ------------  -------------
Schroder U.S. Smaller Companies
  Portfolio.............................  $170,633,649  $30,283,741   $8,874,696    $21,409,045
Schroder EM Core Portfolio..............   19,724,127      363,873     1,208,344       (844,471)

 NOTE 5. FEDERAL TAXES

The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gain and loss of the Portfolios are deemed to have been "passed through" to the partners in proportion to their holdings of the Portfolios regardless of whether such interest, dividends or gain have been distributed by the Portfolios.

Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

 NOTE 6. WAIVER OF FEES

SCMI voluntarily has waived a portion of its advisory fee so that the total expenses would not exceed 1.45% of the Schroder EM Core Portfolio average net assets. Schroder Advisors, Forum and FFC may waive voluntarily all or a portion of their fees from time to time. For the period ended November 30, 1997, SCMI waived fees of $13,941.

 NOTE 7. CONCENTRATION OF RISK

Schroder EM Core Portfolio investments in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic events in these markets may have disruptive effects on the market prices of the Portfolio's investments.

                                                          SCHRODER CAPITAL FUNDS

 SCHEDULE OF INVESTMENTS (UNAUDITED)                           NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                SCHRODER U.S. SMALLER COMPANIES PORTFOLIO
----------------------------------------------------
COMMON STOCK (87.0%)
BASIC MATERIALS (2.6%)
       53,500   AMCOL International Corp.                 $     1,284,000
       54,400   Ball Corp.                                      2,094,400
       67,800   Calgon Carbon Corp.                               745,800
       41,400   Ferro Corp.                                     1,586,142
                                                          ---------------
                                                                5,710,342
                                                          ---------------
CAPITAL GOODS/CONSTRUCTION (7.7%)
       49,600   Aeroquip-Vickers Inc.                           2,532,702
       98,500   Aftermarket Technology Corp.(a)                 2,019,250
       53,500   Donaldson Co. Inc.                              2,568,000
       68,200   Essex International Inc.(a)                     2,203,713
       37,600   Harsco Corp.                                    1,489,902
       55,100   NS Group Inc.(a)                                1,033,125
       68,900   Tracor Inc.(a)                                  1,933,508
       52,900   Triangle Pacific Corp.(a)                       1,699,415
       45,600   USA Waste Services Inc.(a)                      1,507,652
                                                          ---------------
                                                               16,987,267
                                                          ---------------
CONSUMER CYCLICALS (23.5%)
       85,600   800-JR CIGAR Inc.(a)                            2,354,000
       59,892   Accustaff Inc.(a)                               1,770,559
       68,200   American Italian Pasta Co.(a)                   1,611,225
       74,600   Bally Total Fitness Holding Corp.(a)            1,389,425
       25,600   Barnett Inc.(a)                                   521,605
        5,000   Beringer Wine Estates Holdings Inc.(a)            162,500
       27,000   Consolidated Cigar Holdings Inc.(a)               744,188
       50,938   Consolidated Stores Corp.(a)                    2,476,814
       88,600   Interface Inc.                                  2,658,000
       95,000   Knoll Inc.(a)                                   2,861,878
       94,200   Logan's Roadhouse Inc.(a)                       1,677,938
       27,800   Nautica Enterprises(a)                            780,138
      110,600   Paul Harris Stores Inc.(a)                      2,336,426
      113,300   Petco Animal Supplies Inc.(a)                   3,342,350
      109,200   Pier 1 Imports Inc.                             2,443,352
      159,700   Pillowtex Corp.                                 4,232,050
       48,300   Promus Hotel Corp.(a)                           2,004,450
       78,050   Regal Cinemas Inc.(a)                           1,990,275
       45,650   Robert Half International Inc.(a)               1,783,205
       59,900   Ross Stores Inc.                                2,336,100
       83,000   ShoLodge Inc.(a)                                1,328,000
       34,850   Sonic Corp.(a)                                    963,819
       59,800   Stage Stores Inc.(a)                            2,519,076

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
          SCHRODER U.S. SMALLER COMPANIES PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
CONSUMER CYCLICALS (continued)

       25,900   Tiffany & Co.                             $       987,440
       89,200   Trendwest Resorts Inc.(a)                       2,207,700
       66,800   WestPoint Stevens Inc.(a)                       2,663,654
       57,600   Wet Seal Inc. Class A(a)                        1,702,804
                                                          ---------------
                                                               51,848,971
                                                          ---------------
CONSUMER STAPLES (5.1%)
       63,300   Compdent Corp.(a)                               1,289,744
       70,700   Foodmaker Inc.(a)                               1,095,850
       40,600   Henry Schein Inc.(a)                            1,431,150
       80,900   International Home Foods Inc.(a)                1,941,600
       23,400   Physician Sales & Service Inc.(a)                 532,350
       60,100   Richfood Holdings Inc.                          1,641,481
       55,400   Suiza Foods Corp.(a)                            3,223,587
                                                          ---------------
                                                               11,155,762
                                                          ---------------
ENERGY (9.4%)
       32,600   Atwood Oceanics Inc.(a)                         1,607,589
       45,200   B.J. Service Co.(a)                             3,245,928
       60,200   Cooper Cameron Corp.(a)                         3,668,443
       34,400   Forcenergy Inc.(a)                              1,068,550
       68,700   Kuhlman Corp.                                   2,425,972
       32,500   Ocean Energy Inc.(a)                            1,817,970
       53,200   Tosco Corp.                                     1,732,327
       70,300   United Meridian Corp.(a)                        2,113,393
       60,200   Varco International Inc.(a)                     3,081,492
                                                          ---------------
                                                               20,761,664
                                                          ---------------
FINANCIAL (14.0%)
       68,900   AmerUs Life Holdings Inc.                       2,239,250
      134,100   BA Merchant Services Inc. Class A(a)            2,187,509
       52,800   Bank United Corp.                               2,217,600
       63,300   Bay View Capital Corp.                          2,136,375
       57,400   CMAC Investment Corp.                           2,981,218
            1   Charter One Financial Inc.                             59
       60,050   Commercial Federal Corp.                        2,886,154
       47,300   Cullen/Frost Bankers Inc.                       2,512,818
       35,200   FBL Financial Group Inc. Class A                1,390,400
       35,600   Fremont General Corp.                           1,637,600
      136,200   Inkeepers USA Trust                             2,187,716
       57,400   Mutual Risk Management Ltd.                     1,603,613
       83,100   North Fork BanCorp Inc.                         2,524,164
       82,639   Patriot American Hospitality Inc.               2,582,476

See Notes to Schedules of Investments.                    SCHRODER CAPITAL FUNDS

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)               NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
          SCHRODER U.S. SMALLER COMPANIES PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
FINANCIAL (continued)

       71,610   UST Corp.                                 $     1,902,142
                                                          ---------------
                                                               30,989,094
                                                          ---------------
HEALTH CARE (7.1%)
      112,500   Coventry Corp.(a)                               1,680,472
       22,700   Express Scripts Inc. Class A(a)                 1,339,300
       50,800   Genzyme Corp.(a)                                1,362,078
        1,188   Genzyme Corp. (Tissue Repair)(a)                    9,059
      111,400   Haemonetics Corp.(a)                            1,636,189
       59,400   Health Care and Retirement Corp.(a)             2,338,879
      104,200   Invacare Corp.                                  2,409,635
       78,500   Isis Pharmaceuticals Inc.(a)                    1,162,783
       62,000   Matria Healthcare Inc.(a)                         317,752
      112,300   Wesley Jessen VisionCare Inc.(a)                3,453,225
                                                          ---------------
                                                               15,709,372
                                                          ---------------
TECHNOLOGY (6.1%)
       19,300   Antec Corp.(a)                                    294,325
       51,800   EG&G Inc.                                       1,016,579
       25,500   Evans & Sutherland Computer Corp.(a)              790,500
       55,300   Exabyte Corp.(a)                                  539,175
      101,200   INTERSOLV(a)                                    1,612,880
       15,400   Intergraph Corp.(a)                               162,664
       52,400   MAPICS Inc.(a)                                    582,954
       22,850   Marcam Solutions Inc.(a)                          205,650
       39,100   MicroTouch Systems Inc.(a)                        811,325
       75,500   Molecular Dynamics Inc.(a)                      1,519,444
       56,100   Symbol Technologies Inc.                        2,191,409
       37,700   System Software Associates Inc.(a)                499,525
       29,400   Thomas & Betts Corp.                            1,334,029
       88,500   Wang Laboratories Inc.(a)                       1,958,069
                                                          ---------------
                                                               13,518,528
                                                          ---------------
TRANSPORTATION/SERVICES/MISCELLANEOUS (11.5%)
       43,400   CCA Prison Realty Trust                         1,546,128
      167,500   CHS Electronics Inc.(a)                         3,161,563
       51,600   CNF Transportation Inc.                         2,244,600
       86,650   Comair Holdings Inc.                            1,917,133
       83,400   Cornell Corrections Inc.(a)                     1,459,500
       23,000   Galileo International Inc.                        616,688
       35,100   INSpire Insurance Solutions Inc.(a)               666,900
          400   ITC DeltaCom Inc.(a)                                5,650
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
          SCHRODER U.S. SMALLER COMPANIES PORTFOLIO (continued)
----------------------------------------------------

COMMON STOCK (continued)
TRANSPORTATION/SERVICES/MISCELLANEOUS (continued)

       82,200   Ivex Packaging Corp.(a)                   $     1,644,000
       55,000   Jacor Communications Inc.(a)                    2,406,250
       10,000   Mac-Gray Corp.(a)                                 147,500
       98,000   Manufactured Home Communities Inc.              2,670,500
       82,200   RemedyTemp Inc. Class A(a)                      1,931,700
      114,600   Select Appointments Holdings Public Ltd.
                  Co.                                           2,206,050
       78,500   StaffMark Inc.(a)                               2,737,532
                                                          ---------------
                                                               25,361,694
                                                          ---------------

TOTAL INVESTMENTS (87.0%)
  (COST $170,633,649)                                         192,042,694
                                                          ---------------

OTHER ASSETS LESS LIABILITIES (13.0%)                          28,698,889
                                                          ---------------

TOTAL NET ASSETS (100.0%)                                 $   220,741,583
                                                          ---------------
                                                          ---------------
----------------------------------------------------
                       SCHRODER EM CORE PORTFOLIO
----------------------------------------------------
ARGENTINA (3.7%)
COMMON STOCK
        3,300   Banco de Galicia y Buenos Aires SA de CV
                  ADR
                  FINANCE                                 $        77,550
        3,200   Cresud SA ADR(a)
                  CONSUMER NON-DURABLES                            62,800
        9,400   Quilmes Industrial SA ADR
                  CONSUMER NON-DURABLES                           122,200
        7,700   Telefonica de Argentina SA ADR
                  SERVICES                                        254,582
       11,100   YPF Sociedad Anonima ADR
                  ENERGY                                          372,544
                                                          ---------------
                                                                  889,676
                                                          ---------------
BOTSWANA (0.4%)
COMMON STOCK
       90,000   Sechaba Ord(a)
                  CONSUMER NON-DURABLES                            96,136
                                                          ---------------
BRAZIL (11.6%)
COMMON STOCK
        7,800   Aracruz Celulose ADR
                  SERVICES                                        112,125

See Notes to Schedules of Investments.                    SCHRODER CAPITAL FUNDS

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)               NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
----------------------------------------------------

BRAZIL (continued)
COMMON STOCK (continued)

       24,300   Centrais Electricas Brasileiras SA
                  Eletrobras
                  ENERGY                                  $       596,912
        5,800   Cia Ener De Minas Gerais ADR
                  ENERGY                                          282,332
       11,200   Companhia Brasileira ADR
                  SERVICES                                        166,600
       15,000   Comphania Vale do Rio Doce
                  ENERGY                                          269,081
       17,700   Petrol Brasileiro - Petrobras
                  ENERGY                                          386,124
        8,400   Telecomunicacoes Brasileiras SA Telebras
                  ADR
                  SERVICES                                        876,750
        4,600   Unibanco-Uniao Banco(a)
                  FINANCE                                         132,250
                                                          ---------------
                                                                2,822,174
                                                          ---------------
CHILE (4.4%)
COMMON STOCK
       10,200   Banco BHIF ADR
                  FINANCE                                         175,950
        9,700   Chilectra SA
                  ENERGY                                          242,112
        4,500   Compania Cervecerias Unidas SA
                  CONSUMER NON-DURABLES                           121,500
       13,200   Compania de Telecomunicacion de Chile SA
                  ADR
                  SERVICES                                        357,225
        9,900   Distribucion y Servicio(a)
                  SERVICES                                        172,631
                                                          ---------------
                                                                1,069,418
                                                          ---------------
CHINA, PEOPLES REPUBLIC OF (1.5%)
COMMON STOCK
       10,500   China Steel Corporation GDS
                  MATERIALS                                       149,625
        4,000   Huaneng Power International Inc. ADR(a)
                  ENERGY                                           88,000
      220,000   Qingling Motors Co.
                  SERVICES                                        117,395
                                                          ---------------
                                                                  355,020
                                                          ---------------
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
----------------------------------------------------
CZECH REPUBLIC (0.6%)
COMMON STOCK
        1,300   SPT Telekom AS(a)
                  SERVICES                                $       136,959
                                                          ---------------
EGYPT (0.9%)
COMMON STOCK
       11,200   Commercial International Bank GDR
                  FINANCE                                         228,200
                                                          ---------------
GREECE (0.5%)
COMMON STOCK
        4,800   Hellenic Bottling Company SA
                  CONSUMER NON-DURABLES                           113,070
                                                          ---------------
HONG KONG (3.6%)
COMMON STOCK
      132,000   Anhui Expressway Co. Ltd.
                  SERVICES                                         21,515
      244,000   Beijing Datang Power(a)
                  MULTI-INDUSTRY                                  112,842
       52,000   Cheung Kong Infrastructure Holdings
                  CAPITAL EQUIPMENT                               121,082
      204,000   China Resources Beijing(a)
                  FINANCE                                          95,663
       48,000   China Resources Enterprise Ltd.
                  FINANCE                                         103,385
       40,000   Citic Pacific Ltd.
                  FINANCE                                         159,373
       90,000   Cosco Pacific Ltd.
                  FINANCE                                          62,870
       90,000   Guangnan Holdings
                  CONSUMER NON-DURABLES                            67,526
      162,000   Guangshen Railway
                  SERVICES                                         34,578
       46,000   New World Infrastructure(a)
                  CAPITAL EQUIPMENT                                90,747
                                                          ---------------
                                                                  869,581
                                                          ---------------
HUNGARY (2.2%)
COMMON STOCK
        2,600   Gedeon Richter
                  CONSUMER NON-DURABLES                           244,075
        2,900   Matav RT ADR(a)
                  SERVICES                                         58,725

See Notes to Schedules of Investments.                    SCHRODER CAPITAL FUNDS

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)               NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
----------------------------------------------------

HUNGARY (continued)
COMMON STOCK (continued)

        4,400   MOL Magyar Olaj GDR
                  ENERGY                                  $        92,400
        4,600   OTP Bank GDR(a)
                  FINANCE                                         143,198
                                                          ---------------
                                                                  538,398
                                                          ---------------
INDIA (5.9%)
COMMON STOCK
        7,500   BSES Ltd. GDR(a)
                  ENERGY                                          101,250
       14,000   Grasim Industries Ltd. GDR
                  MATERIALS                                       119,099
        8,000   Indian Hotels Co. Ltd.
                  SERVICES                                        151,000
       14,000   ITC
                  MULTI-INDUSTRY                                  220,500
       17,500   Mahindra & Mahindra Ltd.
                  CAPITAL EQUIPMENT                               153,125
        5,000   Ranbaxy Laboratories Ltd.
                  MATERIALS                                       115,000
       22,400   Reliance Industries Ltd.(a)
                  MATERIALS                                       178,080
       13,000   State Bank of India
                  FINANCE                                         166,725
          550   Tata Electric Co.(b)
                  ENERGY                                          127,842
        8,500   VSNL GDR(a)
                  SERVICES                                        104,125
                                                          ---------------
                                                                1,436,746
                                                          ---------------
INDONESIA (1.6%)
COMMON STOCK
       38,000   Astra
                  CAPITAL EQUIPMENT                                19,794
      105,000   London Sumatra Indonesia
                  CONSUMER NON-DURABLES                            94,277
      335,000   PT Bank Internasional Indonesia
                  FINANCE                                          43,627
       15,000   PT Gudang Garam
                  CONSUMER NON-DURABLES                            31,871
        5,000   PT Indofoods Sukses Makmur
                  CONSUMER NON-DURABLES                             3,290
       20,000   PT Indostat
                  SERVICES                                         45,374
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
----------------------------------------------------

INDONESIA (continued)
COMMON STOCK (continued)

      198,000   PT Telekomunikasi Indonesia
                  SERVICES                                $       145,209
                                                          ---------------
                                                                  383,442
                                                          ---------------
ISRAEL (2.6%)
COMMON STOCK
      166,300   Bank Leumi Le-Israel
                  SERVICES                                        265,505
        7,640   Teva Pharmaceutical Industries Ltd. ADR
                  MATERIALS                                       378,180
                                                          ---------------
                                                                  643,685
                                                          ---------------
KOREA, REPUBLIC OF (1.9%)
COMMON STOCK
        4,000   Kookmin Bank
                  FINANCE                                          21,479
        3,000   Korea Electric Power Corp.
                  ENERGY                                           33,861
       12,000   LG Electronics
                  CONSUMER DURABLES                               134,416
        1,500   Pohang Iron & Steel Company Ltd.
                  MATERIALS                                        59,613
        2,500   Samsung Electronics Co.
                  CONSUMER DURABLES                                90,688
        5,500   Shinhan Bank
                  FINANCE                                          28,358
          200   SK Telecom Co. Ltd.
                  SERVICES                                         66,099
        3,500   Yukong Ltd.
                  ENERGY                                           33,519
                                                          ---------------
                                                                  468,033
                                                          ---------------
MALAYSIA (0.3%)
COMMON STOCK
        8,000   Berjaya Sports Toto Berhad
                  SERVICES                                         17,531
       30,000   Magnum Corp. Berhad
                  SERVICES                                         19,507
       18,000   Malayan Banking Berhad
                  FINANCE                                          46,148
                                                          ---------------
                                                                   83,186
                                                          ---------------

See Notes to Schedules of Investments.                    SCHRODER CAPITAL FUNDS

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)               NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
----------------------------------------------------
MEXICO (13.0%)
COMMON STOCK
       17,000   ALFA SA de CV
                  MULTI-INDUSTRY                          $       127,958
      146,000   Cemex SA de CV(a)
                  MATERIALS                                       629,486
      267,000   Cifra SA de CV
                  SERVICES                                        515,106
      245,000   Controladora Com Mexicana
                  SERVICES                                        266,171
       25,000   Desc SA de CV
                  MULTI-INDUSTRY                                  236,892
       48,000   Fomento Economico Mexicano SA de CV
                  CONSUMER NON-DURABLES                           397,539
      113,000   Grupo Financiero Bancomer(a)
                  FINANCE                                          64,273
       12,600   Telefonos de Mexico SA ADS
                  SERVICES                                        623,700
        6,000   Tubos de Acero de Mexico SA ADR(a)
                  MATERIALS                                       132,750
        8,400   TV Azteca SA de CV(a)
                  SERVICES                                        173,775
                                                          ---------------
                                                                3,167,650
                                                          ---------------
PAKISTAN (0.5%)
COMMON STOCK
        4,000   Hub Power Co. Ltd.(a)
                  ENERGY                                          122,000
                                                          ---------------
PERU (1.0%)
COMMON STOCK
        5,800   CPT Telefonica del Peru SA ADS
                  SERVICES                                        121,800
        6,700   Credicorp Ltd.
                  FINANCE                                         122,275
                                                          ---------------
                                                                  244,075
                                                          ---------------
PHILIPPINES (2.6%)
COMMON STOCK
      307,000   Ayala Land Inc.(a)
                  SERVICES                                        121,196
      810,000   Belle Corp.(a)
                  SERVICES                                         39,070

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
----------------------------------------------------

PHILIPPINES (continued)
COMMON STOCK (continued)

      350,000   Digital Telecommunications Philippines
                  Inc.(a)
                  SERVICES                                $        17,686
       38,000   Manila Electric Company "B" Shares
                  ENERGY                                          132,012
       12,000   Philippine Long Distance Telephone Co.
                  SERVICES                                        289,406
      256,000   SM Prime Holdings
                  SERVICES                                         40,425
                                                          ---------------
                                                                  639,795
                                                          ---------------
POLAND (2.2%)
COMMON STOCK
       35,000   Elektrim Spolka Akcyjna
                  MULTI-INDUSTRY                                  336,443
        3,500   Wedel SA
                  CONSUMER NON-DURABLES                           193,950
                                                          ---------------
                                                                  530,393
                                                          ---------------
RUSSIA (1.6%)
COMMON STOCK
        1,300   Lukoil Holding
                  ENERGY                                           99,060
       12,660   Pliva DD GDR
                  MATERIALS                                       192,116
        4,550   Unified Energy Systems(a)
                  CAPITAL EQUIPMENT                               105,506
                                                          ---------------
                                                                  396,682
                                                          ---------------
SINGAPORE (0.5%)
COMMON STOCK
       11,000   Asia Pulp & Paper Co. ADR
                  MATERIALS                                       119,625
                                                          ---------------
SOUTH AFRICA (7.6%)
COMMON STOCK
        4,400   Anglo American Corporation of South
                  Africa Ltd.
                  FINANCE                                         183,012
        3,000   Anglo American Industrial
                  MULTI-INDUSTRY                                   79,069
       25,000   Barlow Ltd.
                  MULTI-INDUSTRY                                  237,311

See Notes to Schedules of Investments.                    SCHRODER CAPITAL FUNDS

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)               NOVEMBER 30, 1997

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
----------------------------------------------------

SOUTH AFRICA (continued)
COMMON STOCK (continued)

       30,000   Dimension Data Holdings Ltd.(a)
                  FINANCE                                 $       129,723
       13,000   Ellerine Holdings Ltd.
                  CONSUMER DURABLES                                90,477
       15,000   Fedsure Holdings Ltd
                  FINANCIAL                                       173,582
       20,000   First National Bank Holdings Ltd.
                  FINANCE                                         168,846
       17,000   Foodcorp Ltd.
                  CONSUMER NON-DURABLES                            84,711
       31,800   Nampak Ltd.
                  MATERIALS                                       104,767
       10,200   Rembrandt Group Ltd.
                  MULTI-INDUSTRY                                   78,234
       19,600   Sasol Ltd.
                  MULTI-INDUSTRY                                  197,554
        9,600   South African Breweries Ltd.
                  MULTI-INDUSTRY                                  235,231
       15,000   South African Druggists Ltd.
                  MATERIALS                                        92,659
                                                          ---------------
                                                                1,855,176
                                                          ---------------
TAIWAN (4.6%)
COMMON STOCK
       26,000   Acer Inc. GDR(a)
                  SERVICES                                        200,200
       10,000   Asia Cement Corp. GDS
                  MATERIALS                                       116,750
        7,500   Asustek Computer Inc.(a)
                  CAPITAL EQUIPMENT                               120,375
       13,000   ROC Taiwan Fund
                  FINANCE                                         123,500
       10,000   Silicon Precision Industries Co.(a)
                  ENERGY                                          137,000
        2,500   Taiwan Fund Inc.
                  FINANCE                                          47,813
 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
----------------------------------------------------
                 SCHRODER EM CORE PORTFOLIO (continued)
----------------------------------------------------

TAIWAN (continued)
COMMON STOCK (continued)

       12,000   Taiwan Semiconductor Manufacturing
                  Co.(a)
                  ENERGY                                  $       264,000
        8,000   Teco Electric & Machinery GDR(a)
                  MULTI-INDUSTRY                                  108,480
                                                          ---------------
                                                                1,118,118
                                                          ---------------
THAILAND (0.8%)
COMMON STOCK
        7,000   Advanced Info Service Public Co. Ltd.
                  SERVICES                                         36,521
       20,000   Electricity Generating Public Co. Ltd.
                  SERVICES                                         38,509
       11,000   PTT Exploration and Production Public
                  Co. Ltd.
                  ENERGY                                          121,888
                                                          ---------------
                                                                  196,918
                                                          ---------------
VENEZUELA (1.5%)
COMMON STOCK
        9,000   Compania Anonima
                  SERVICES                                        355,500
                                                          ---------------

TOTAL INVESTMENTS (77.6%)
  (COST $19,724,127)                                           18,879,656
                                                          ---------------

OTHER ASSETS LESS LIABILITIES (22.4%)                           5,460,816
                                                          ---------------

TOTAL NET ASSETS (100.0%)                                 $    24,340,472
                                                          ---------------
                                                          ---------------

(a) Non-income producing security.

(b) Valued pursuant to methodology approved by the Board of Trustees.

ADR--American Depository Receipts

GDR--Global Depository Receipts

See Notes to Schedules of Investments.                    SCHRODER CAPITAL FUNDS

Norwest Advantage Funds
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-C-1998 NORWEST ADVANTAGE FUNDS
MFBAST 087 (1/98)

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